As filed with the Securities and Exchange Commission on May 17, 2000
                        Registration Statement No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------
                                   FORM S-3

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933
                                --------------
              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION

            (Exact name of registrant as specified in its charter)

      Delaware                 One New York Plaza               13-3526694
   (Jurisdiction)           New York, New York 10292         (I.R.S. Employer
                                 (212) 778-1000            Identification No.)
             (Address of registrant's principal executive offices)

                                --------------

                                P. Carter Rise
                         Prudential Securities Secured
                             Financing Corporation
                              One New York Plaza
                           New York, New York 10292
                    (Name and address of agent for service)

                                --------------

                                  Copies to:
                                H. John Steele
                               Brown & Wood LLP
                              1666 K Street, N.W.
                          Washington, D.C. 20006-1208

          Approximate date of commencement of proposed sale to the public:
From time to time after this Registration Statement becomes effective.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

         If any securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. / /



                                                  CALCULATION OF REGISTRATION FEE

============================================ ===================== ===================== ===================== ====================
                                                                     Proposed Maximum      Proposed Maximum
                                                 Amount Being       Offering Price Per    Aggregate Offering         Amount of
Title of Securities Being Registered              Registered             Unit(1)               Price(1)          Registration Fee
-------------------------------------------- --------------------- --------------------- --------------------- --------------------

Mortgage Backed Securities.............           $1,000,000               100%               $1,000,000               $264
============================================ ===================== ===================== ===================== ====================

(1)  Estimated solely for the purpose of calculating the registration fee.

         Pursuant to Rule 429 under the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to securities covered by Registration Statement No. 333-75489 previously filed by the Registrant.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.


                                                            FORM OF PROSPECTUS
                                                    SUPPLEMENT -- CERTIFICATES

Prospectus supplement to prospectus dated ____________
-------------------------------------------------------------------------------
                                 $___________
                            ----------------------
                 Mortgage-Backed Certificates, Series _______

$_____ ___% Class A-1 Certificates       $_______ ____% Class A-2 Certificates
       _____________                         Prudential Securities Secured
         Depositor                               Financing Corporation
                                                       Sponsor

-------------------------------------------------------------------------------

You should read the section entitled "Risk Factors" starting on page S-__ of this prospectus supplement and page __ of the accompanying prospectus and consider these factors before making a decision to invest in the certificates.

The certificates ownership interests in the trust fund only and are not interests in or obligations of any other person.

Neither the certificates nor the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.

The trust fund--

o The trust fund consists primarily of two pools of fixed-rate business and consumer purpose home equity loans secured by first- or second-lien mortgages on residential or commercial real properties.

The certificates --

o Each class of offered certificates will represent a beneficial ownership interest in one pool of mortgage loans.

Credit enhancement --

o The certificates will have the benefit of a financial guaranty insurance policy to be issued by [certificate insurer]

o    The certificates will be cross-collateralized to a limited extent.

o    ____ The certificates have the benefit of initial over-collateralization.

o ____ Excess interest will be used in the early years of the transaction to increase this over-collateralization.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Prudential Securities Incorporated will offer the certificates offered by this prospectus supplement from time to time at varying prices to be determined at the time of sale. The certificates will be available for delivery to investors in book-entry form through the facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System on or about ______________.

                             Prudential Securities

              The date of this prospectus supplement is ________

           Important notice about the information presented in this prospectus supplement and the accompanying prospectus

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates, and (2) this prospectus supplement, which describes the specific terms of your series of certificates. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

         We cannot sell the notes to you unless you have received both this prospectus supplement and the accompanying prospectus.

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                               Table of Contents

Summary.....................................................................1
   Distributions of Interest................................................1
   Distributions of Principal...............................................2
Risk Factors................................................................4
   Unpredictability of Prepayments and Effect on Yields ....................7
   Potential Inadequacy of Credit Enhancement for the Offered Certificates..8 Rating of the Offered Certificates Based Primarily on
    Rating of the Certificate Insurer.......................................8
   Effect of the Rate Caps on Certain Classes of Certificates...............8
   Interest Payments May be Insufficient....................................8
   Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds
    May Be Less than Mortgage Loan Balance .................................9
   Origination Risks; Seller's Reliance on Brokers and Correspondents ......9
   The Servicer Does Not Have Any Significant Historical
    Loss and Delinquency Data ..............................................9
   Other Legal Considerations..............................................10
Transaction Overview.......................................................10
   Parties.................................................................10
   The Transaction.........................................................11
The Mortgage Loan Pools....................................................12
   The Pool I Mortgage Loans...............................................13
   The Pool II Mortgage Loans..............................................17
   Conveyance of subsequent mortgage loans.................................20
The Originators, the Depositor and the Servicer............................21
   Underwriting Guidelines.................................................21
   The Servicer............................................................21
   Delinquency and Loan Loss Experience....................................21
The Trustee................................................................23
The Collateral Agent.......................................................23
Description of the Certificates............................................23
   Book-Entry Registration.................................................24
   Definitive Certificates.................................................28
   Assignment and Pledge of Initial Mortgage Loans.........................28
   Assignment and Pledge of Subsequent Mortgage Loans......................29
   Delivery of Mortgage Loan Documents.....................................29
   Representations and Warranties of the Depositor.........................31
   Payments on the Mortgage Loans..........................................33
   Over-collateralization Provisions.......................................34
   Cross-collateralization Provisions......................................36
   Flow of Funds...........................................................36
   Reports to Certificateholders...........................................37
   Amendment...............................................................37

Servicing of the Mortgage Loans............................................38
   The Servicer............................................................38
   Servicing Fees and Other Compensation and Payment of Expenses ..........38
   Periodic Advances and Servicer Advances.................................38
   Prepayment Interest Shortfalls..........................................39
   Civil Relief Act Interest Shortfalls....................................39
   Optional Purchase of Defaulted Mortgage Loans...........................40
   Servicer Reports........................................................40
   Collection and Other Servicing Procedures...............................41
   Hazard Insurance........................................................41
   Realization Upon Defaulted Mortgage Loans...............................42
   Removal and Resignation of the Servicer.................................42
   Termination; Purchase of Mortgage Loans.................................44
The Certificate Insurance Policy...........................................45
The Certificate Insurer....................................................48
   The Certificate Insurer.................................................48
   Reinsurance.............................................................49
   Ratings.................................................................49
   Capitalization..........................................................49
   Insurance Regulation....................................................49
Certain Prepayment And Yield Considerations................................50
   General.................................................................50
   Weighted Average Lives..................................................53
   Reports to Holders of the Certificates..................................59
Material Federal Income Tax Considerations.................................60
State Taxes................................................................61
ERISA Considerations.......................................................61
Legal Investment...........................................................63
Plan of Distribution.......................................................64
Incorporation of Information by Reference..................................64
Additional Information.....................................................65
Experts....................................................................65
Legal Matters..............................................................65
Ratings....................................................................65
INDEX OF DEFINED TERMS.....................................................66
ANNEX I....................................................................67
   Initial Settlement......................................................67
   Secondary Market Trading................................................68
   Certain U.S. Federal Income Tax Documentation Requirements .............69

                                    Summary

o This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, carefully read this entire prospectus supplement and the accompanying prospectus.

o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we predict in our forward-looking statements.

                        -------------------------------




The Certificates

The ___________ will issue the class A-1 certificates and the class A-2 certificates.

The trust will also issue one class of residual certificates, the class R certificates, for each class of class A certificates. The class R certificates are not offered by this prospectus supplement.

Cut-off Date

__________________.

Closing Date

On or about __________.

Servicer and Seller

__________________________.

The Depositor

Prudential Securities Secured Financing Corporation, a Delaware corporation.

Trustee

______________________________, a national banking association.

Certificate Insurer

___________________________, a _________ stock insurance company.

Distribution Dates

Distributions on the certificates will be made on the ____ day of each month, or, if the ____ day is not a business day, on the next business day, beginning on _________.

Distributions of Interest

On each distribution date, certificateholders will receive the interest that has accrued on the certificates. The accrual period for the certificates is the calendar month preceding the distribution date. All computations of interest accrued on the certificates will be made on the basis of a 360-day year consisting of twelve 30-day months.

Distributions of Principal

On each distribution date, certificateholders will receive principal distributions. The amount of these distributions will be based on the amount of principal collected on the underlying mortgage loans during the prior calendar month. In addition, in accordance with the over-collateralization features of the transaction, holders may also receive extra distributions of principal from excess interest on a distribution date.

The Mortgage Loans

The mortgage loans will be primarily fixed-rate, closed-end, monthly pay, business and consumer purpose home equity loans secured by first, second or multiple mortgages or deeds of trust on residential or commercial real properties. On the closing date, the aggregate principal balance of the pool I mortgage loans will be approximately $_____________ and the aggregate principal balance of the pool II mortgage loans will be approximately $_____________. The aggregate principal balance of the mortgage loans purchased by the trust on the closing date will be less than the amount required to be held by the trust. The amount of the difference will be placed in the pre-funding accounts and used for the purchase of mortgage loans after the closing date.

Advances

The servicer is required to make cash advances to cover delinquent payments of principal and interest unless it reasonably believes that the cash advances are not recoverable from future payments on the related mortgage loans. Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest Payments

The servicer will make interest payments to compensate in part for any shortfall in interest payments on the certificates which result from a mortgagor prepaying all or part of a mortgage loan. The amount of such payments will not exceed the servicing fee payable for related period. The certificate insurance policy does not cover shortfalls in interest arising from prepayments.

Option of the Servicer to Terminate the Trust

The servicer may, at its option, terminate the trust on any distribution date after the aggregate outstanding principal balance of all mortgage loans is less than 10% of the sum of the aggregate original principal balance of the mortgage loans purchased on the closing date and the amount on deposit in the pre-funding accounts on the closing date.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the offered certificates consists solely of: overcollateralization, and the certificate insurance policy.

Overcollateralization

On the closing date, the initial principal balance of the mortgage loans will exceed the certificate principal balances of the certificates (i.e., the mortgage balance is "overcollateralized") by approximately $2,142,000. Furthermore, the terms of the pooling and servicing agreement are designed to cause a limited acceleration of the offered certificates relative to the amortization of the mortgage loans, thereby causing additional overcollateralization. The purpose of overcollateralization is to ensure that there are excess funds available to pay interest and principal on the offered certificates so that the offered certificates will have some protection against payment shortfalls.

The required level of overcollateralization may increase or decrease over time. Any increase may result in an accelerated amortization of the offered certificates until the required level is reached. Any decrease will result in slower amortization of the offered certificates until the required level is reached.

Certificate Insurance Policy

The certificate insurance policy will guaranty the payment of principal and interest on the offered certificates to the extent described in this prospectus supplement.

ERISA Considerations

Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the certificates may be purchased by any employee benefit plan or other retirement arrangement subject to ERISA or the Internal Revenue Code.

Federal Income Tax Status

An election will be made to treat the trust fund as a REMIC. The class A certificates will be designated as "regular interests" and the class R certificates will be designated as "residual interests" in the REMIC. The class A certificates will be treated as newly originated debt instruments and the beneficial owners will be required to report income thereon in accordance with the accrual method of accounting.

Ratings

In order to be issued, the certificates must be rated [ ____ ]by ________ and [ ____ ] by ________, taking into account the certificate insurance policy issued for the certificates.

                                 Risk Factors

         Investors should consider, among other things, the following factors -- as well as the factors listed under "Risk Factors" in the accompanying prospectus -- before deciding to invest in the certificates.

If the funds on deposit in the pre-funding accounts are not used to purchase additional mortgage loans, those funds will be distributed as a prepayment of principal, which may adversely affect the yield on your certificate.

                  If the principal balance of the eligible mortgage loans available for purchase by the trust on _____________ is less than the amount on deposit in either pre-funding account on that date, the remaining amount will be applied as a prepayment of principal on the following distribution date to the holders of the class of certificates relating to that pre-funding account. You will bear the risk of reinvesting these unscheduled distributions and there can be no assurance that you will be able to reinvest them at a yield equaling or exceeding the yield on your certificate.
                  If the originators do not have sufficient additional mortgage loans that satisfy the requirements listed on pages S-16 and S-17 of this prospectus supplement, a prepayment will occur.

Because many of the mortgage loans backing your certificate were made to borrowers with impaired or unsubstantiated credit histories, there is a greater risk of delinquent payments on these mortgage loans, which could lead to greater risk of losses on your certificate.

                  The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources like commercial banks. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the certificates may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

                  The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac concerning a borrower's credit history and in other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

                  Some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in any of these regions may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. The mortgaged properties underlying the mortgage loans are located primarily on the eastern seaboard of the United States. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this area of the country would more greatly affect the pool than if the pool were more diversified.

                  In particular, the states listed below had the following percentages of mortgage loans in pool I and pool II, measured as of _______, ______, which are secured by mortgaged properties located in the their states:

                    _________   __________    _________  __________  _________
    Pool I              %            %            %           %          %
    Pool II             %            %            %           %          %

                  Because of the relative geographic concentration of the mortgage loans within the states of _____________, _____________, _____________, _____________ and
                  _____________, losses on the mortgage loans may be higher than would be the case if the mortgage loans were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to particular types of special hazards, like earthquakes and other natural disasters and major civil disturbances, than residential or commercial properties located in other parts of the country. In addition, the economies of _____________, _____________,
                  _____________, _____________ and _____________ may be
                  adversely affected to a greater degree than the economies of other areas of the country by regional developments. If the _____________, _____________, _____________, _____________
                  and _____________ residential or commercial real estate markets experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may be expected to increase and this increase may be substantial.

A portion of the mortgage loans require large balloon payments at maturity; these balloon loans may involve a greater risk of default due to these large payments, which could lead to losses on your securities.

                  Approximately ____% of the mortgage loans in pool I, measured as of _____, ____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are not fully amortized over their terms and instead require substantial balloon payments on their maturity dates. Because the principal balances of these balloon loans do not fully amortize over their term, these balloon loans may involve greater risks of default than mortgage loans whose principal balance is fully amortized over the term of the mortgage loan. The borrower's ability to pay the balloon amount due at maturity of his or her balloon loan will depend on the borrower's ability to obtain adequate refinancing or funds from other sources to repay the balloon loan. The originators have only limited historical default data concerning their balloon loans and they do not believe that their data is sufficient to predict the default experience of the balloon loans.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by subordinate or junior mortgages which are subordinate to the rights of the holder of the senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each senior mortgagee are satisfied in full, including any foreclosure costs. In addition, a holder of a junior mortgage may not foreclose on the mortgaged property securing the mortgage unless it either pays the entire amount of each of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligations to make payments on each of the senior mortgages in the event of default thereunder. In servicing business and consumer purpose home equity loans in its portfolio, it is the servicer's practice to satisfy or reinstate each such first mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on the mortgage loans or otherwise. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

                  An overall decline in the residential or commercial real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the mortgage loans, together with the primary senior financing thereon, equals or exceeds the value of the mortgaged properties. This type of decline would adversely affect the position of a second mortgagee before having the same effect on the first mortgagee. A rise in interest rates over a period of time and the general condition of the mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the mortgage loan after satisfaction of any first liens.

A portion of the mortgage loans are high LTV loans which may not have adequate security in the event of a default, which could lead to losses on your note.

                  Even though all of the mortgage loans are secured be residential real estate, approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____,
                  ____, are secured by real estate which has a value that may be close to, or even less than, the amount of the loan. As a result, the mortgaged properties may not provide adequate security for these high LTV loans. Underwriting analysis of high LTV loans relies more heavily on the mortgagor's creditworthiness than on the protection afforded by the security interest in the underlying mortgaged property.

                  Additionally, there is also the risk that if the borrower moves, he or she will be unable to pay the loan in full from the proceeds of the sale of the property. The costs incurred by the servicer in the collection and liquidation of high LTV loans may be higher for high LTV loans than for other types of loans, because the servicer may be required to pursue collection solely against the borrower. Consequently, the losses on defaulted high LTV loans may be more severe as there is no assurance that any proceeds will be recovered, which could lead to losses on your certificate.

Security interests in the manufactured homes may not be perfected and the issuer may not realize upon the full amount due under the loan.

                  Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____, ____, are secured by manufactured homes and, in some cases, the real estate on which the manufactured home is located. Some federal and state laws, which do not apply to other types of mortgage loans, limit the issuer's ability to foreclose on manufactured homes or may limit the amount realized to less than the amount due under the loan. These limitations could cause losses on your certificate.

Unpredictability of Prepayments and Effect on Yields

                  Borrowers may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the certificates.

                    o If you purchase your certificates at a discount and principal is repaid slower than you expect, then your yield may be lower than you expect.

                    o If you purchase your certificates at a premium and principal is repaid faster than you expect, then your yield may be lower than you expect.

                    o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the mortgage loans, the mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the mortgage loans. Conversely, if prevailing interest rates rise significantly, the prepayments on the mortgage loans are likely to decrease.

                    o Approximately ____% of the mortgage loans by aggregate principal balance as of the cut-off date require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during a specified period. A prepayment penalty may discourage a mortgagor from prepaying the mortgage loan during the applicable period.

                    o The seller may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties occur and are not cured. In addition, the servicer has the option to purchase mortgage loans that become ninety days or more delinquent, subject to certain limitations and conditions described in this prospectus supplement. These purchases will have the same effect on the holders of the related class or classes of offered certificates as a prepayment of the mortgage loans.

                    o If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                    o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of certain classes of the offered certificates.

Potential Inadequacy of Credit Enhancement for the Offered Certificates

                  The credit enhancement features applicable to the offered certificates are intended to enhance the likelihood that holders of the offered certificates will receive regular payments of interest and, if applicable, principal. However, we cannot assure you that the credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered.

If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, and the certificate insurer were unable to pay under the financial guaranty policy, you may suffer losses.

Rating of the Offered Certificates Based Primarily on Rating of the Certificate Insurer

                  The ratings on the offered certificates will depend primarily on the claims-paying ability of the certificate insurer. Therefore, a reduction of the rating assigned to the claims-paying ability of the certificate insurer may result in a corresponding reduction on the ratings assigned to the offered certificates. In general, the ratings address credit risk and do not address the likelihood of prepayments.

Effect of the Rate Caps on Certain Classes of Certificates

                  The Class ___ Certificates will accrue interest at the respective pass-through rates specified on the cover of this prospectus supplement, but in each case will be subject to a rate cap. The rate cap in each case will be based on the weighted average of the interest rates of the mortgage loans net of certain trust expenses. _____% of the mortgage loans accrue interest at various fixed rates. As a result, the Class ___ Certificates may accrue less interest than they would accrue if their rates were calculated solely on the basis set forth on the cover. The related classes of certificates do not provide for any "carry-forward" or "catch-up" if the amount of interest paid to the holders of such certificates is reduced.

Interest Payments May be Insufficient

                  When a mortgage loan is prepaid in full or in part, the borrower is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. The servicer is required to cover the shortfall in interest collections that are attributable to prepayments in full or in part, but only up to the amount of the servicer's fee for the related accrual period. The certificate insurer will not be required to cover this shortfall. If the other credit enhancement is insufficient to cover this shortfall in excess of the servicing fee, it may adversely affect the yield on your investment.

                  Furthermore, certain shortfalls in interest collections arising from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 will not be covered by either the servicer or the certificate insurer.

Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds May Be Less than Mortgage Loan Balance

                  Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the certificate insurer fails to perform its obligations under the certificate insurance policy and the other credit enhancements are insufficient to cover the loss.

Origination Risks; Seller's Reliance on Brokers and Correspondents

                  The seller depends largely on independent mortgage brokers and, to a lesser extent, on correspondent lenders, for its originations and purchases of mortgage loans, including the mortgage loans. All brokers and correspondents in the seller's network must undergo an approval process and enter into an agreement with the seller pursuant to which the broker or correspondent agrees to comply with the seller's eligibility and origination requirements. Generally, the seller underwrites all loans it funds through brokers and purchases through correspondents, and regularly reviews the performance of loans originated or purchased through its brokers and correspondents as well as undertakes pre-closing and post-closing quality control procedures involving random samples of loans to confirm that the loans are being originated and underwritten in accordance with its guidelines (subject to exceptions approved by the seller prior to loan funding).

The Servicer Does Not Have Any Significant Historical Loss and Delinquency Data

                  The servicer commenced its servicing activities for mortgage loans in __________. As a result, the servicer has limited historical data available regarding loan performance. Consequently, the servicer has been unable to develop meaningful statistics relating to the historical performance of the mortgage loans in its servicing portfolio. As a result, it is unknown how the servicer's mortgage loan portfolio will perform relative to the portfolios of other mortgage lenders and servicers. There can be no assurance regarding the level of losses and delinquencies that the mortgage loans will experience.

Other Legal Considerations

                  Federal and state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices, among other factors:

                    o regulate interest rates and other charges on mortgage loans;

                    o    require certain disclosures to borrowers;

                    o require licensing of the seller and other originators; and

                    o regulate generally the origination, servicing and collection process for the mortgage loans.

                  For example, as of the Cut-off Date, approximately ____% of the mortgage loans (by aggregate principal balance as of the cut-off date), are subject to the Riegle Community Development and Regulatory Improvement Act of 1994. The Riegle Act incorporates the Home Ownership and Equity Protection Act of 1994 and certain regulations of the Truth-In-Lending Act. The Riegle Act imposes additional disclosure and other requirements on creditors with respect to non- purchase money home equity loans with high interest rates or high upfront fees and charges.

                  Depending on the specific facts and circumstances involved, violations of laws such as the Riegle Act may limit the ability of the trust to collect on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and could result in liability for damages and administrative enforcement. In addition, there may be circumstances in which the trust, as owner of the mortgage loans, would be subject to all of the claims and defenses that a borrower could assert against the original lender. As a result, the trust may be subject to damages and administrative penalties arising out of unlawful lending practices if it is determined that a violation has occurred.

         Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

                             Transaction Overview

Parties

         The Sponsor. Prudential Securities Secured Financing Corporation, a Delaware corporation. The principal executive office of the sponsor is located at One New York Plaza, 14th Floor, New York, New York 10292, and its telephone number is (212) 778-1000.

          The Depositor. ________________, a __________ corporation, which is owned by the originators. The principal executive office of the depositor is at ___________________________, and its telephone number is _____________.

          The Originators. _____________, a _____________ corporation, and _____________, a _____________ corporation, originated or purchased the mortgage loans. For a description of the business of the originators, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Servicer and the Subservicers. _____________ will act as servicer of the mortgage loans, and _____________ and _____________ will act as subservicers for different portions of the mortgage loans. For a description of the business of the servicer, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

          The Trustee. _____________, a _____________ banking corporation. The corporate trust office of the trustee is located at _____________, and its telephone number is _____________. For a description of the trustee and its responsibilities concerning the certificates, see "The Trustee" in this prospectus supplement.

          The Collateral Agent. _________________________, a national banking association. The corporate trust office of the collateral agent is located at ________________________, and its telephone number is _____________.

         The Certificate Insurer. ___________________________, a _____________
financial guaranty insurance company. The certificate insurer will issue a financial guaranty insurance policy for the benefit of the holders of the certificates. For a description of the business and selected financial information of the certificate insurer, see "The Certificate Insurance Policy" and "The Certificate Insurer" in this prospectus supplement.

          The Rating Agencies. ________________ and ________________ will issue ratings for each class of certificates.

The Transaction

         Formation of the Trust and Issuance of the Certificates. The trust will be formed pursuant to the terms of a Pooling and Servicing Agreement, dated as of _____________, between the trustee, the collateral agent, the servicer and the depositor. Under the Pooling and Servicing Agreement, the trust will also issue the certificates to the depositor, together evidencing the entire beneficial ownership interest in the sub-trust of the trust consisting of a pool of mortgage loans.

         Sale and Servicing of the Mortgage Loans. The mortgage loans have been originated or purchased by the originators pursuant to their respective underwriting guidelines, as described under "The Originators, the Depositor and the Servicer." The originators will sell the mortgage loans to the depositor, pursuant to Loan Sale Agreement, dated as of _____________, among the originators and the depositor. The depositor will deposit the mortgage loans in the trust pursuant to the Pooling and Servicing Agreement. The servicer will service the mortgage loans pursuant to the terms of the Pooling and Servicing Agreement.

         Issuance of the Certificate Insurance Policy. The certificate insurer will issue the certificate insurance policy pursuant to the terms of an Insurance and Indemnity Agreement, dated as of _____________, among the certificate insurer, the trust, the depositor, the originators and the servicer.

                            The Mortgage Loan Pools

         Difference between Statistical Calculation Date and Closing Date Pools. The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pools of mortgage loans that existed on a statistical calculation date, in this case _______, ____. Pool I aggregated $_____________ as of the statistical calculation date and pool II aggregated $_____________ as of the statistical calculation date. The depositor expects that the actual pools on the closing date will represent approximately $_____________ in aggregate principal balance of mortgage loans in pool I, as of a cut-off date of ________, ____, and approximately $_____________ in aggregate principal balance of mortgage loans in pool II, as of the cut-off date. The additional mortgage loans will represent mortgage loans acquired or to be acquired by the trust on or prior to the closing date. In addition, the pools that existed on the statistical calculation date for which statistical information is presented in this prospectus supplement, will amortize in part prior to the closing date. Moreover, some mortgage loans included in the pools as of the statistical calculation date may prepay in full, or may be determined not to meet the eligibility requirements for the final pools, and may not be included in the final pools. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pools will vary somewhat from the statistical distribution of the characteristics as of the statistical calculation date as presented in this prospectus supplement, although this variance should not be material. In the event that the depositor does not, as of the closing date, have the full amount of mortgage loans which the depositor expects to sell to the trust on this date, the depositor will increase the size of the pre-funding accounts and the capitalized interest accounts, as applicable.

         Additional mortgage loans are intended to be purchased by the trust from time to time on or before _____________ from funds on deposit in the pre-funding accounts. These subsequent mortgage loans to be purchased by the trust, if available, will be originated or purchased by the originators, sold by the originators to the depositor and then sold by the depositor to the trust. The Pooling and Servicing Agreement will provide that the mortgage loans, following the conveyance of the subsequent mortgage loans, must in the aggregate conform to specified characteristics described below under " -- Conveyance of subsequent mortgage loans."

         Unless otherwise noted, all statistical percentages in this prospectus supplement are approximate and are measured by the aggregate principal balance of the applicable mortgage loans in relation to the aggregate principal balance of the mortgage loans in the applicable pool, in each case, as of the statistical calculation date.

         The mortgage loans will be predominantly business or consumer purpose residential home equity loans used to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor's equity in the mortgaged property in order to provide funds for, working capital for business, business expansion, equipment acquisition, or personal acquisitions. The mortgaged properties securing the mortgage loans consist primarily of single-family residences -- which may be detached, part of a multi-family dwelling, a condominium unit, a townhouse, a mobile home or a unit in a planned unit development -- and commercial or mixed use property. The mortgaged properties may be owner-occupied properties, which includes second and vacation homes, non-owner occupied investment properties or business purpose properties.

         The majority of the mortgage loans have a prepayment fee clause. These prepayment fee clauses generally provide that the mortgagor pay, upon prepayment, one or more of the following:

     o a fee equal to a percentage, negotiated at origination, of the outstanding principal balance of the mortgage loan,

     o a fee which is designed to allow the holder of the mortgage note to earn interest on the mortgage loan as if the mortgage loan remained outstanding until a designated point in time, or

     o a fee equal to the amount of interest on the outstanding principal balance of the mortgage loan calculated pursuant to a rule of 78's calculation, which has the effect of requiring the mortgagor to pay a greater amount of interest than would be required to be paid if the actuarial method of calculating interest was utilized.

The Pool I Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool I had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least ____% per annum.

         The combined loan-to-value ratios or CLTV's described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline and cause the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry generally.

          As of the statistical calculation date, the mortgage loans in pool I had the following characteristics:

o there were ___ mortgage loans under which the mortgaged properties are located in __ states,

o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $-------------,

o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

o the mortgage interest rates ranged from _____% to ____% per annum, and the weighted average mortgage interest rate was approximately ____% per annum,

o the original term to stated maturity ranged from ___ months to 360 months,

o the remaining term to stated maturity ranged from __ months to ____ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ____ months,

o    no mortgage loan had a maturity later than _________,

o approximately _______% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

o    the weighted average CLTV was approximately _____%,

o approximately _____% of mortgage loans are secured by first liens, and approximately _____% of mortgage loans are secured by second liens, and

o    approximately _____%, _____%, ____%, _____% and ____% of the mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________, _____________ and
     _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool I. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool I. Due to rounding, the percentages shown may not precisely total 100.00%.

               Geographical Distribution of Mortgaged Properties

                                    Pool I

                                           Number of              Aggregate Unpaid          % of Statistical Calculation Date
                State                    Mortgage Loans          Principal Balance             Aggregate Principal Balance
------------------------------        -------------------       -------------------         ---------------------------------
     Total


                          Distribution of CLTV Ratios

                                    Pool I

               Original                     Number of             Aggregate Unpaid           % of Statistical Calculation Date
              CLTV Range                 Mortgage Loans          Principal Balance              Aggregate Principal Balance
------------------------------        -------------------       -------------------          ---------------------------------
     Total


                 Distribution of Gross Mortgage Interest Rates

                                    Pool I

           Gross Mortgage                  Number of             Aggregate Unpaid          % of Statistical Calculation Date
         Interest Rate Range             Mortgage Loans          Principal Balance            Aggregate Principal Balance
------------------------------        -------------------       -------------------        ---------------------------------
     Total                                 ======                ============                  ===================

                  Distribution of Original Terms to Maturity
                                  (in months)

                                    Pool I

       Range of Original Terms             Number of             Aggregate Unpaid          % of Statistical Calculation Date
             (in months)                Mortgage Loans           Principal Balance            Aggregate Principal Balance
------------------------------        -------------------       -------------------        ---------------------------------
     Total                                 ======                 ============                  ===================

                 Distribution of Remaining Terms to Maturity
                                  (in months)

                                                                  Pool I

      Range of Remaining Terms             Number of             Aggregate Unpaid           % of Statistical Calculation Date
            (in months)                 Mortgage Loans           Principal Balance             Aggregate Principal Balance
---------------------------------     -------------------       -------------------         ---------------------------------
     Total                                 ======                ============                  ===================


                  Distribution of Original Principal Balances

                                    Pool I


    Range of Original Mortgage Loan         Number of             Aggregate Unpaid          % of Statistical Calculation Date
          Principal Balances             Mortgage Loans          Principal Balance             Aggregate Principal Balance
-----------------------------------   -------------------       -------------------         ---------------------------------

      Total                                 ======                ============                  ===================



                  Distribution of Current Principal Balances

                                    Pool I

    Range of Current Mortgage Loan          Number of             Aggregate Unpaid           % of Statistical Calculation Date
          Principal Balances             Mortgage Loans           Principal Balance             Aggregate Principal Balance
----------------------------------    -------------------       -------------------         ---------------------------------

      Total                                 ======                ============                  ===================



                          Distribution by Lien Status

                                    Pool I

                                           Number of             Aggregate Unpaid           % of Statistical Calculation Date
             Lien Status                Mortgage Loans           Principal Balance             Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                       Distribution by Amortization Type

                                    Pool I

                                          Number of              Aggregate Unpaid           % of Statistical Calculation Date
         Amortization Type              Mortgage Loans          Principal Balance              Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================



                       Distribution by Occupancy Status

                                    Pool I

                                          Number of             Aggregate Unpaid           % of Statistical Calculation Date
          Occupancy Status             Mortgage Loans          Principal Balance              Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

      Total                                 ======                ============                  ===================


                         Distribution by Property Type

                                    Pool I

                                         Number of              Aggregate Unpaid          % of Statistical Calculation Date
           Property Type               Mortgage Loans          Principal Balance             Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================

The Pool II Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool II had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least _____% per annum.

         The CLTVs described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline and cause the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry.

         As of the statistical calculation date, the mortgage loans in pool II had the following characteristics:

     o there were ___ mortgage loans under which the mortgaged properties are located in ___ states,

     o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $-------------,

     o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

     o the mortgage interest rates ranged from ____% to ___% per annum, and the weighted average mortgage interest rate was approximately ___% per annum,

     o the original term to stated maturity ranged from __ months to 360 months,

     o the remaining term to stated maturity ranged from __ months to ___ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

     o    no mortgage loan had a maturity later than _____________,

     o approximately ____% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

     o    the weighted average CLTV was approximately ____%,

     o approximately ____% of mortgage loans are secured by first liens, and approximately ____% of mortgage loans are secured by second liens, and

     o approximately ___%, ___%, ____%, ____% and ____% of the mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________, _____________ and
          _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool II. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool II. Due to rounding, the percentages shown may not precisely total 100.00%.

               Geographical Distribution of Mortgaged Properties

                                    Pool II

                                         Number of             Aggregate Unpaid          % of Statistical Calculation Date
                State                  Mortgage Loans          Principal Balance            Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================

                          Distribution of CLTV Ratios

                                    Pool II

                                         Number of             Aggregate Unpaid          % of Statistical Calculation Date
        Original CLTV Ratio            Mortgage Loans          Principal Balance           Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================

                 Distribution of Gross Mortgage Interest Rates

                                    Pool II

           Gross Mortgage                 Number of             Aggregate Unpaid           % of Statistical Calculation Date
         Interest Rate Range            Mortgage Loans          Principal Balance             Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                  Distribution of Original Terms to Maturity
                                  (in months)

                                    Pool II

       Range of Original Terms            Number of            Aggregate Unpaid           % of Statistical Calculation Date
             (in months)               Mortgage Loans          Principal Balance             Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                  Distribution of Remaining Terms to Maturity
                                  (in months)

                                    Pool II

     Range of Remaining Terms            Number of            Aggregate Unpaid          % of Statistical Calculation Date
            (in months)               Mortgage Loans          Principal Balance             Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                  Distribution of Original Principal Balances

                                    Pool II

     Range of Original Mortgage          Number of             Aggregate Unpaid          % of Statistical Calculation Date
      Loan Principal Balances          Mortgage Loans          Principal Balance            Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================

                  Distribution of Current Principal Balances

                                    Pool II

  Range of Current Mortgage Loan         Number of            Aggregate Unpaid            % of Statistical Calculation
        Principal Balances            Mortgage Loans         Principal Balance          Date Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                          Distribution by Lien Status

                                    Pool II

                                        Number of             Aggregate Unpaid         % of Statistical Calculation Date
           Lien Status               Mortgage Loans          Principal Balance            Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                       Distribution by Amortization Type

                                    Pool II

                                       Number of             Aggregate Unpaid         % of Statistical Calculation Date
        Amortization Type           Mortgage Loans          Principal Balance            Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================

                       Distribution by Occupancy Status

                                    Pool II

                                      Number of             Aggregate Unpaid         % of Statistical Calculation Date
        Occupancy Status           Mortgage Loans          Principal Balance           Aggregate Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


                         Distribution By Property Type

                                    Pool II

                                                                                     % of Statistical Calculation

                                    Number of             Aggregate Unpaid         Date Aggregate Principal Balance
         Property Type            Mortgage Loans         Principal Balance
------------------------------       -------------------       -------------------         ---------------------------------

     Total                                 ======                ============                  ===================


Conveyance of subsequent mortgage loans

         The Pooling and Servicing Agreement permits the trust to acquire subsequent mortgage loans with the funds on deposit in the pre-funding accounts. It is expected that the amount on deposit in the pre-funding accounts on the closing date will be approximately $_____________ for pool I and $_____________ for pool II. Accordingly, the statistical characteristics of the mortgage loans in pool I and pool II will vary as of any subsequent cut-off date upon the acquisition of subsequent mortgage loans.

         The obligation of the trust to purchase the subsequent mortgage loans on any subsequent transfer date during the Pre-Funding Period is subject to the following requirements:

     o the subsequent mortgage loan may not be 30 or more days contractually delinquent as of a subsequent cut-off date which is the close of business on the last day of the calendar month preceding the month in which the subsequent mortgage loan was purchased by the trust;

     o the original term to maturity of the subsequent mortgage loan may not exceed 360 months for pool I and 360 months for pool II;

     o the subsequent mortgage loan must have a mortgage interest rate of at least ____% for pool I and ____% for pool II;

     o the purchase of the subsequent mortgage loans is consented to by the certificate insurer and the rating agencies, notwithstanding the fact that the subsequent mortgage loans meet the parameters stated in this prospectus supplement;

     o the principal balance of any subsequent mortgage loan may not exceed $_____________ for pool I and $_____________ for pool II;

     o no more than _____% for pool I and ____% for pool II of the aggregate principal balance of the subsequent mortgage loans may be second liens;

     o no such subsequent mortgage loan shall have a CLTV of more than (a) for consumer purpose loans, ___% for pool I and ____% for pool II, and (b) for business purpose loans, ___% for pool I and ___% for pool II;

     o no more than ____% for pool I and ___% for pool II of the subsequent mortgage loans may be balloon loans;

     o no more than ____% for pool I and ____% for pool II of the subsequent mortgage loans may be secured by mixed-use properties, commercial properties, or five or more unit multifamily properties; and

     o following the purchase of the subsequent mortgage loans by the trust, the mortgage loans, including the subsequent mortgage loans,
          (a) will have a weighted average mortgage interest rate, (I) for consumer purpose loans, of at least ____% for pool I and ____% for pool II and (II) for business purpose loans, of at least ____% for pool I and ____% for pool II; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, ____% for pool I and ____% for pool II, and (II) for business purpose loans, ____% for pool I and ____% for pool II.

         The Pooling and Servicing Agreement will provide that any of these requirements may be waived or modified in any respect upon prior written consent of the certificate insurer, with the exception of the requirements concerning maximum principal balance.

                The Originators, the Depositor and the Servicer

                            [Corporate description]

            [To be supplied by originators, depositor and servicer]

Underwriting Guidelines

                        [To be supplied by originators]

The Servicer

                         [To be supplied by servicer]

Delinquency and Loan Loss Experience

         The following tables present information relating to the delinquency and loan loss experience on the mortgage loans included in originators servicing portfolio for the periods shown. The delinquency and loan loss experience represents the historical experience of the originators, and there can be no assurance that the future experience on the mortgage loans in the trust will be the same as, or more favorable than, that of the mortgage loans in the originators' overall servicing portfolio.

                    Delinquency and Foreclosure Experience
                            (Dollars in Thousands)


                                             At                  At                   At
                                     ------------------- ------------------  -------------------

                                                 % of                 % of                % of
                                     Amount     Amount    Amount    Amount    Amount    Amount
                                    Serviced   Serviced  Serviced  Serviced  Serviced  Serviced
                                    --------   --------  --------  --------  --------  --------
Servicing portfolio..............

  Past due loans:
    60-89 days...................
    90 days or more .............  ---------- ---------  --------  --------  --------  ---------

Total past due loans.............

REO Properties...................  ---------- ---------  --------  --------  --------  ---------

Total past due loans, foreclosures
pending and REO Properties(3)....

The foregoing table was prepared assuming that:

o The past due period is based on the actual number of days that a payment is contractually past due; a loan as to which a monthly payment was due 60-89 days prior to the reporting period is considered 60-89 days past due, etc.;

o    total past due loans includes pending foreclosures; and

o an "REO property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.



                          Loan Charge-Off Experience
                            (Dollars in Thousands)

                                                      At                    At                 At
                                                  -----------         -------------        ----------
Servicing portfolio at period end.........
Average outstanding.......................
  Gross losses............................
  Loan recoveries.........................

  Net loan charge-offs....................

  Net loan charge-offs as a percentage
  of servicing portfolio at period end....
  Net loan charge-offs as a percentage
  of average outstanding..................

         The foregoing table was prepared assuming that:

o "average outstanding" is the arithmetic average of the principal balances of the loans in the originators' servicing portfolio outstanding at the opening and closing of business for this period; and

o "gross losses" means the outstanding principal balance plus accrued but unpaid interest on liquidated mortgage loans.

         While the above delinquency and foreclosure and loan charge-off experiences are typical of the originators' experiences at the dates for the periods indicated, there can be no assurance that the delinquency and foreclosure and loan charge-off experiences on the mortgage loans will be similar. Accordingly, the information should not be considered to reflect the credit quality of the mortgage loans included in the trust, or as a basis of assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the tables is based on all of the mortgage loans in the originators' servicing portfolio. The mortgage loans, in general, may have characteristics which distinguish them from the majority of the loans in the originators' servicing portfolio.

                                  The Trustee

         ________________________, a ____________ banking corporation, has an office at ________________________. The trustee will act as initial authenticating agent, paying agent and certificate registrar pursuant to the terms of the Pooling and Servicing Agreement.

                             The Collateral Agent

         ________________________, a national banking association, has its corporate trust office at ________________________. The collateral agent's duties are limited solely to its express obligations under the Pooling and Servicing Agreement.

                        Description of the Certificates

         On the closing date, the trust will issue the class A-1 certificates, the class A-2 certificates and both classes of class R certificates pursuant to the Pooling and Servicing Agreement. Each class A-1 certificate represents a beneficial ownership interest in the portion of the trust estate consisting of the pool I mortgage loans and, to the extent provided in this prospectus supplement, the pool II mortgage loans. Each class A-2 certificate represents a beneficial ownership interest in the portion of the trust estate consisting of the pool II mortgage loans and, to the extent provided in this prospectus supplement, the pool I mortgage loans. Pursuant to the Pooling and Servicing Agreement, the trust will also issue two class R certificates, one relating to the class A-1 certificates and the other relating to the class A-2 certificates. Together the class A certificate and the related class R certificate represent the entire beneficial ownership interest in the portion of the trust consisting of the related pool of mortgage loans. None of the class R certificates may be transferred without the consent of the certificate insurer and compliance with the transfer provisions of the Pooling and Servicing Agreement.

         The trust estate consists of

          o the mortgage loans, together with the mortgage files relating thereto and all collections thereon and proceeds thereof collected after the cut-off date,

          o the assets as from time to time are identified as REO property and collections thereon and proceeds thereof,

          o assets that are deposited in the accounts relating to the trust, including amounts on deposit in the Accounts and invested in accordance with the Pooling and Servicing Agreement,

          o the trustee's rights under all insurance policies required to be maintained on the mortgage loans pursuant to the Pooling and Servicing Agreement and any insurance proceeds,

          o    Liquidation Proceeds and

          o released mortgaged property proceeds. In addition, the depositor will cause the certificate insurer to issue the certificate insurance policy under which it will guarantee payments to the holders of the certificates as described in this prospectus supplement.

         The class A certificates will be issued only in book-entry form, in denominations of $1,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one certificate of each class may be issued in a different amount.

Book-Entry Registration

         The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold such Certificates through The Depository Trust Company ("DTC") in the United States, or Clearstream Banking, societe anonyme (formerly Cedelbank) (hereinafter, "Clearstream Luxembourg") or Euroclear ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate Principal Balance of such Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Luxembourg's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream Luxembourg and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

         The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

         Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the Trustee through DTC and DTC participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants and indirect participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the DTC Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

         Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificateholders who are not Participants may transfer ownership of Book-Entry Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

         Because of time zone differences, credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Luxembourg Participants on such business day. Cash received in Clearstream Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream Luxembourg Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Material Federal Income Tax Considerations -- Foreign Investors" and "-- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the DTC Rules, as in effect from time to time.

         Clearstream Banking, societe anonyme (referred to herein as Clearstream Luxembourg) is incorporated under the laws of Luxembourg as a professional depository. Clearstream Luxembourg holds securities for its participating organizations ("Clearstream Luxembourg Participants") and facilitates the clearance and settlement of securities transactions between Clearstream Luxembourg Participants through electronic book-entry changes in accounts of Clearstream Luxembourg Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream Luxembourg in any of 28 currencies, including United States dollars. Clearstream Luxembourg provides to its Clearstream Luxembourg Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally-traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg Participant, either directly or indirectly.

         The Euroclear System ("Euroclear") was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 35 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Certificates held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Clearstream Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Considerations -- Foreign Investors" and "-- Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

         Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement on behalf of a Clearstream Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

         Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an

Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Pooling and Servicing Agreement.

         Although DTC, Clearstream Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Certificates

         The certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if (a) DTC or the servicer advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository of the book-entry certificates and DTC or the servicer is unable to locate a qualified successor or (b) the trustee, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the Pooling and Servicing Agreement.

         Definitive certificates will be transferable and exchangeable at the offices of the trustee or the certificate registrar. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Assignment and Pledge of Initial Mortgage Loans

         Pursuant to the Loan Sale Agreement, the originators will sell, transfer, assign, set over and otherwise convey the mortgage loans, without recourse, to the depositor on the closing date. Pursuant to the Pooling and Servicing Agreement, the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trustee, on behalf of the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date. Each transfer will convey all right, title and interest in and to (a) principal outstanding as of the cut-off date, and (b) interest due on each mortgage loan after the cut-off date; provided, however, that the originators will not convey, and the originators reserve and retain all their respective right, title and interest in and to, principal, including principal prepayments in full and curtailments or partial prepayments, received on each mortgage loan on or prior to the cut-off date and (ii) interest due on each mortgage loan on or prior to the cut-off date.

Assignment and Pledge of Subsequent Mortgage Loans

         The trust may acquire subsequent mortgage loans with the funds on deposit in either pre-funding account at any time during the period from the closing date until the earliest of

          o the date on which the amount on deposit in pre-funding account is less than $100,000,

          o the date on which an event of default occurs under the terms of the Pooling and Servicing Agreement, or

          o    the close of business on ____________.

         The amount on deposit in the pre-funding accounts will be reduced during the this period by the amount thereof used to purchase subsequent mortgage loans in accordance with the terms of the Pooling and Servicing Agreement. The depositor expects that the amount on deposit in each of the pre-funding accounts will be reduced to less than $100,000 by ____________. To the extent funds in the pre-funding accounts are not used to purchase subsequent mortgage loans by ____________, these funds will be used to prepay the principal of the certificates on the following distribution date. Subsequent mortgage loans will be transferred by the originators to the depositor and transferred by the depositor to the trust. The trust will then pledge the subsequent mortgage loans to the trustee, on behalf of the holders of the certificates and the certificate insurer.

Delivery of Mortgage Loan Documents

         In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the trust will cause to be delivered to the collateral agent, on behalf of the trustee, on the closing date, the following documents concerning each mortgage loan which constitute the mortgage file:

the original mortgage note, endorsed without recourse in blank by the originator, including all intervening endorsements showing a complete chain of endorsement;

the original mortgage with evidence of recording indicated thereon or, in limited circumstances, a copy thereof certified by the applicable recording office;

the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the mortgage loan to the originator -- which assignment may, at the originator's option, be combined with the assignment referred to in clause (d) below;

a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the originator to the trustee;

originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a mortgage or mortgage note have been modified or the mortgage or mortgage note has been assumed; and

an original title insurance policy or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of the binder together with a certificate from the originator that the original mortgage has been delivered to the title insurance company that issued the binder for recordation.

         Pursuant to the Pooling and Servicing Agreement, the collateral agent, on behalf of the trustee, agrees to execute and deliver on or prior to the closing date, or, for subsequent mortgage loans, on or prior to the subsequent transfer date, an acknowledgment of receipt of the original mortgage note, item (a) above, for each of the mortgage loans, with any exceptions noted. The collateral agent, on behalf of the trustee, agrees, for the benefit of the holders of the certificates and the certificate insurer, to review, or cause to be reviewed, each mortgage file within thirty days after the closing date or the subsequent transfer date, as applicable -- or, for any Qualified Substitute Mortgage Loan, within thirty days after the receipt by the collateral agent thereof -- and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

          o all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement are in its possession,

          o each of these documents has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to the mortgage loan, and

          o based on its examination and only as to the foregoing documents, specified information included on the schedule of mortgage loans accurately reflects the information included in the mortgage file delivered on that date.

         If the collateral agent, during the process of reviewing the mortgage files, finds any document constituting a part of an mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description thereof as included in the schedule of mortgage loans, the collateral agent shall promptly so notify the trustee, the servicer, the depositor and the certificate insurer in writing with details thereof. The depositor agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of an mortgage file of which it is so notified by the collateral agent. If, however, within sixty days after the collateral agent's notice of the defect, the depositor has not caused the defect to be remedied and the defect materially and adversely affects the interest of the holders of the certificates or the interests of the certificate insurer in the mortgage loan, the depositor or the originator will either (a) substitute in lieu of the mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of the Qualified Substitute Mortgage Loan is less than the principal balance of the mortgage loan as of the date of the substitution plus accrued and unpaid interest thereon, deliver to the servicer a substitution adjustment equal to the amount of this shortfall or (b) purchase the mortgage loan at a price equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus the greater of (1) all accrued and unpaid interest thereon and (2) thirty days' interest thereon, computed at the mortgage interest rate, net of the servicing fee if the servicer is effecting the repurchase, plus the amount of any unreimbursed servicing advances made by the servicer, which purchase price shall be deposited in the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of the repurchased mortgage loan or Loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trustee, the collateral agent, the holders of the certificates and the certificate insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure a breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the certificates, the trustee, the collateral agent and the certificate insurer.

Representations and Warranties of the Depositor

         The depositor will represent, among other things, for each mortgage loan, as of the closing date or the subsequent transfer date, as applicable, the following:

          1. the information included in the schedule of mortgage loans for each mortgage loan is true and correct;

          2. all of the original or certified documentation constituting the mortgage files, including all material documents concerning the mortgage loans, has been or will be delivered to the collateral agent, on behalf of the trustee, on the closing date or the subsequent transfer date, as applicable;

          3. the mortgaged property consists of a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-family residence or a detached two- to six-family dwelling, or an individual condominium unit in a low-rise condominium, or a mobile home unit, or an individual unit in a planned unit development, or a commercial property, or a mixed use or multiple purpose property. The residence, dwelling or unit is not,

          o    a unit in a cooperative apartment,

          o    a property constituting part of a syndication,

          o    a time share unit,

          o    a property held in trust,

          o    a manufactured dwelling,

          o    a log-constructed home, or

          o    a recreational vehicle;

          4. each mortgage is a valid first or second lien on a fee simple, or its equivalent under applicable state law, estate in the real property securing the amount owed by the mortgagor under the mortgage note subject only to,

          o the lien of current real property taxes and assessments which are not delinquent,

          o    any first mortgage loan on the property,

          o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the mortgage, the exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the mortgage loan obtained by the depositor, and

          o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage;

          5. immediately prior to the transfer and assignment by the depositor to the depositor, the depositor had good title to, and was the sole owner of each mortgage loan, free of any interest of any other person, and the depositor has transferred all right, title and interest in each mortgage loan to the depositor;

          6. each mortgage loan conforms, and all the mortgage loans in the aggregate conform, to the description thereof in this prospectus supplement; and

          7. all of the mortgage loans were originated in accordance with the underwriting criteria described in this prospectus supplement.

         Pursuant to the Pooling and Servicing Agreement, upon the discovery by any of the holder of the certificates, the depositor, the servicer, any subservicer, the certificate insurer, the collateral agent or the trustee that any of the representations and warranties contained in the Pooling and Servicing Agreement have been breached in any material respect as of the closing date or the subsequent transfer date, as applicable, with the result that the interests of the holders of the certificates in the mortgage loan or the interests of the certificate insurer were materially and adversely affected, notwithstanding that any representation and warranty was made to the depositor's or the originator's best knowledge and the depositor or the originator lacked knowledge of the breach, the party discovering the breach is required to give prompt written notice to the other parties. Subject to specified provisions of the Pooling and Servicing Agreement, within sixty days of the earlier to occur of the depositor's or an originator's discovery or its receipt of notice of any breach, the depositor or the originators will

          o    promptly cure the breach in all material respects,

          o remove each mortgage loan which has given rise to the requirement for action by the depositor or the originators, substitute one or more Qualified Substitute Mortgage Loans and, if the outstanding principal balance of the Qualified Substitute Mortgage Loans as of the date of the substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on the distribution date the amount of the shortfall, or

          o purchase the mortgage loan at a price equal to the principal balance of the mortgage loan as of the date of purchase plus the greater of

               o    all accrued and unpaid interest thereon and

               o thirty days' interest thereon computed at the mortgage interest rate, net of the servicing fee if ____________ is the servicer, plus the amount of any unreimbursed servicing advances made by the servicer, and deposit the purchase price into the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of this repurchased mortgage loan or mortgage loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trust, the trustee, the collateral agent, the holders of the certificates and the certificate insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure any breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the certificates, the trustee, the collateral agent and the certificate insurer.

Payments on the Mortgage Loans

         The Pooling and Servicing Agreement provides that the servicer, for the benefit of the holders of the certificates, shall establish and maintain the Collection Account, which will generally be (a) an account maintained with a depository institution or trust company whose long term unsecured debt obligations are rated by each rating agency in one of its two highest rating categories at the time of any deposit therein or (b) trust accounts maintained with a depository institution acceptable to each rating agency and the certificate insurer. The Pooling and Servicing Agreement permits the servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the date on which the servicer is required to transfer the servicer remittance amount from the Collection Account to the Distribution Account, as described below.

         The servicer is obligated to deposit or cause to be deposited in the Collection Account on a daily basis, amounts representing the following payments received and collections made by it after the cut-off date, other than in respect of monthly payments on the mortgage loans due on each mortgage loan up to and including any due date occurring on or prior to the cut-off date:

               o all payments on account of principal, including prepayments of principal;

               o    all payments on account of interest on the mortgage loans;

               o all Liquidation Proceeds and all Insurance Proceeds to the extent the proceeds are not to be applied to the restoration of the mortgaged property or released to the borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

               o    all Net REO Proceeds;

               o all other amounts required to be deposited in the Collection Account pursuant to the Pooling and Servicing Agreement; and

               o any amounts required to be deposited in connection with net losses realized on investments of funds in the Collection Account.

         The trustee will be obligated to set up an account for each class of certificates a distribution account into which the servicer will deposit or cause to be deposited the servicer remittance amount on the _____ day of each month.

          The "servicer remittance amount" for a servicer remittance date is equal to the sum, without duplication, of

               o all collections of principal and interest on the mortgage loans, including principal prepayments, Net REO Proceeds and Liquidation Proceeds, if any, collected by the servicer during the prior calendar month,

               o all Periodic Advances made by the servicer which relate to payments due to be received on the mortgage loans on the due date and

               o any other amounts required to be placed in the Collection Account by the servicer pursuant to the Pooling and Servicing Agreement,

               but excluding the following:

               (a) amounts received on particular mortgage loans, for which the servicer has previously made an unreimbursed Periodic Advance, as late payments of interest, or as Net Liquidation Proceeds, to the extent of the unreimbursed Periodic Advance;

               (b) amounts received on a particular mortgage loan for which the servicer has previously made an unreimbursed servicing advance, to the extent of the unreimbursed servicing advance;

               (c) for the servicer remittance date, the aggregate servicing fee;

               (d) all net income from eligible investment that is held in the Collection Account for the account of the servicer;

               (e) all amounts actually recovered from the servicer in respect of late fees, assumption fees, prepayment fees and similar fees;

               (f)  Net Foreclosure Profits; and

               (g) other amounts which are reimbursable to the servicer, as provided in the Pooling and Servicing Agreement.

         The amounts described in clauses (a) through (g) above may be withdrawn by the servicer from the Collection Account on or prior to each servicer remittance date.

Over-collateralization Provisions

         Over-collateralization Resulting from Cash Flow Structure. The Pooling and Servicing Agreement requires that, starting with the second distribution date, the Excess Interest for a pool of mortgage loans, if any, that is not used to make cross-collateralization payments will be applied on each distribution date as an accelerated payment of principal on the class of certificates for that pool, but only to the limited extent hereafter described. The application of Excess Interest as a payment of principal has the effect of accelerating the amortization of a class of certificates relative to the amortization of the pool of mortgage loans for that class. The Excess Interest from a pool of mortgage loans will be used

          o    to reimburse the certificate insurer for any amounts due to it,

          o as needed to pay Net Mortgage Loan Interest Shortfalls relating to that class,

          o as needed to make cross-collateralization payments in respect of the other pool of mortgage loans,

          o as a payment of principal to the class of certificates for that pool until the distribution date on which the amount of over-collateralization has reached the required level, and

          o as needed to fund the Cross-collateralization Reserve Account relating to the other pool of mortgage loans.

         Notwithstanding the foregoing, in the event specified tests enumerated in the Pooling and Servicing Agreement are violated, all available Excess Interest will be used as a payment of principal to the class of certificates for that pool to accelerate the amortization of the certificates.

         The Pooling and Servicing Agreement requires that, starting with the second distribution date, Excess Interest from a pool of mortgage loans that is not used to make cross-collateralization payments will be applied as an accelerated payment of principal on the class of certificates for that pool until the Over-collateralized Amount has increased to the level required by the Pooling and Servicing Agreement. After this time, if it is necessary to re-establish the required level of over-collateralization, Excess Interest from each pool of mortgage loans that is not used to make cross-collateralization payments will again be applied as an accelerated payment of principal on the class of certificates for that pool. Notwithstanding the foregoing, in the event specified tests enumerated in the Pooling and Servicing Agreement are violated, all available Excess Interest from each pool of mortgage loans will be used as a payment of principal to accelerate the amortization of the class of certificates for that pool. Initially, the Over-collateralized Amount of each pool of mortgage loans will be an amount equal to approximately 0.50% of the sum of (x) the aggregate principal balance of the mortgage loans in each pool on the closing date and
(y) the original amount on deposit in the related pre-funding account for that pool on the closing date.

         In the event that the required level of the Specified Over-collateralized Amount for a pool of mortgage loans is permitted to decrease or "step down" on a distribution date in the future, the Pooling and Servicing Agreement provides that a portion of the principal which would otherwise be distributed to the holders of the class of certificates for that pool on the distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds." This has the effect of decelerating the amortization of the class of certificates for that pool relative to the amortization of that pool of mortgage loans, and of reducing the Over-collateralized Amount. If, on any distribution date, the Excess Over-collateralized Amount is, or, after taking into account all other distributions to be made on the distribution date would be, greater than zero -- i.e., the Over-collateralized Amount is or would be greater than the Specified Over-collateralized Amount -- then any amounts relating to principal which would otherwise be distributed to the holders of the class of certificates for that pool on this distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds", in an amount equal to the Over-collateralization Reduction Amount.

         The Pooling and Servicing Agreement provides that, on any distribution date, all amounts collected on account of principal -- other than any amount applied to the payment of an Over-collateralization Reduction Amount -- for each pool of mortgage loans during the a due period of the prior calendar month will be distributed to the holders of the class of certificates for that pool on the distribution date. In addition, the Pooling and Servicing Agreement provides that the principal balance of any mortgage loan which becomes a Liquidated Mortgage Loan shall then equal zero. The Pooling and Servicing Agreement does not contain any rule which requires that the amount of any Liquidated Loan Loss be distributed to the holders of the class of certificates for that pool on the distribution date which immediately follows the event of loss; i.e., the Pooling and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Liquidated Loan Loss will reduce the Over-collateralized Amount for that pool of mortgage loans, which, to the extent that the reduction causes the Over-collateralized Amount to be less than the Specified Over-collateralized Amount applicable to that distribution date, will require the payment of an Over-collateralization Increase Amount on that distribution date, or, if insufficient funds are available on that distribution date, on subsequent distribution dates, until the Over-collateralized Amount equals the Specified Over-collateralized Amount. The effect of the foregoing is to allocate losses to the holders of the class R certificates for that pool by reducing, or eliminating entirely, payments of Excess Interest and Over-collateralization Reduction Amounts which the holders would otherwise receive.

         Over-collateralization and the Certificate Insurance Policy. The Pooling and Servicing Agreement requires the trustee to make a claim for an Insured Payment under the certificate insurance policy not later than the third business day prior to any distribution date as to which the trustee has determined that an Over-collateralization Deficit will occur for the purpose of applying the proceeds of the Insured Payment as a payment of principal to the holders of the class of certificates for that pool on that distribution date. The certificate insurer has the option on any distribution date to make a payment of principal, including in respect of Liquidated Loan Losses, up to the amount that would have been payable to the holders of the certificates if sufficient funds were available thereof. Additionally, under the terms of the Pooling and Servicing Agreement, the certificate insurer will have the option to cause Excess Interest to be applied without regard to any limitation upon the occurrence of particular trigger events, or in the event of an "event of default" under the Insurance Agreement. However, investors in the certificates should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

Cross-collateralization Provisions

         Cross-collateralization Payments. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid to the holders of the class of certificates relating to the other pool of mortgage loans to the extent of the Shortfall Amount for the other pool. The cross-collateralization provisions of the transaction are limited to the payment of specified credit losses, some interest shortfalls and any amounts due the certificate insurer. Excess Interest from one pool of mortgage loans will not be used to build over-collateralization for the other pool of mortgage loans.

         Cross-collateralization Reserve Account. Each class of certificates will have the benefit of a Cross-collateralization Reserve Account. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid into the Cross-collateralization Reserve Account relating to the other pool of mortgage loans, until the amount of funds on deposit therein equals the Specified Reserve Amount for the other pool. If the amount on deposit in the Cross-collateralization Reserve Account for a pool of mortgage loans on any distribution date exceeds the Specified Reserve Amount for the pool and the distribution date, the amount of this excess shall be distributed in the priority described in this prospectus supplement under "--Flow of Funds."

         Funds on deposit in a Cross-collateralization Reserve Account will be used on any distribution date to make payments in respect of the Shortfall Amount for either pool, to the extent that there is no Excess Interest available therefor on that distribution date.

Flow of Funds

         On each distribution date, the trustee, based solely on the information received from the servicer in the servicer remittance report prior to the distribution date, shall make payments in respect of each pool of mortgage loans to the holders of the class of certificates for that pool and reimbursement to the certificate insurer under the Insurance Agreement, to the extent of funds, including any Insured Payments, on deposit in the Distribution Account for that pool, as follows:

          (a) to the trustee, an amount equal to the fees then due to it for that class of certificates;

          (b) from amounts then on deposit in the related Distribution Account, excluding any Insured Payments, to the certificate insurer the Reimbursement Amount as of that distribution date;

          (c) from amounts then on deposit in the Distribution Account for that pool, the Interest Distribution Amount for that class of certificates;

          (d) from amounts then on deposit in the Distribution Account for that pool, the Principal Distribution Amount for that class of certificates, until the principal balance of the class of certificates is reduced to zero;

          (e) from amounts then on deposit in the Distribution Account for that pool, the amount of any Net Mortgage Loan Interest Shortfalls for that class of certificates;

          (f) from amounts then on deposit in the Distribution Account for that pool, to the holders of the other class of certificates, the Shortfall Amount for the other class;

          (g) from amounts then on deposit in the Distribution Account for that pool, to the Cross-collateralization Reserve Account for the other class of certificates, the amount necessary for the balance of the account to equal the Specified Reserve Amount; and

          (h) following the making by the trustee of all allocations, transfers and disbursements described above, to the holders of the class R certificates for that pool, the amount remaining on the distribution date in the Distribution Account for that pool, if any.

Reports to Certificateholders

         Pursuant to the Pooling and Servicing Agreement, on each distribution date the trustee will deliver to the servicer, the certificate insurer, the depositor and each holder of a certificate or a class R certificate a written remittance report containing information including, without limitation, the amount of the distribution on the distribution date, the amount of the distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of the certificates as of the distribution date, the amount of any Insured Payment included in the distributions on the distribution date and any other information as required by the Pooling and Servicing Agreement.

Amendment

         The Pooling and Servicing Agreement may be amended from time to time by the trust and the trustee by written agreement, upon the prior written consent of the certificate insurer, without notice to, or consent of, the holder of the certificates, to cure any ambiguity, to correct or supplement any provisions in this prospectus supplement, to comply with any changes in the Code, or to make any other provisions concerning matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement; provided, that this action shall not, as evidenced by an opinion of counsel delivered to, but not obtained at the expense of, the trustee, adversely affect in any material respect the interests of any holder of the certificates; provided, further, that no amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of the holder of the certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of that party.

         The Pooling and Servicing Agreement may be amended from time to time by the trust and the trustee with the consent of the certificate insurer, and the holders of the majority of the percentage interest of the certificates and class R certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the holders; provided, however, that no amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any certificate without the consent of the holder of the certificate or reduce the percentage for each class whose holders are required to consent to any amendment without the consent of the holders of 100% of each class of certificates affected thereby.

         The Loan Sale Agreement contains substantially similar restrictions regarding amendment.

                        Servicing of the Mortgage Loans

The Servicer

         ____________ will act as the servicer of the mortgage loan pools
____________ and ____________ will act as subservicers for a portion of the mortgage loans. See "The Originators, the Depositor, the Servicer and the Subservicer" in this prospectus supplement. The servicer and the subservicers will service the mortgage loans on behalf of the trust, for the benefit of the certificateholders and the certificate insurer and will be required to use the same care as they customarily employ in servicing and administering mortgage loans for their own account, in accordance with accepted mortgage servicing practices of prudent lending institutions, and giving due consideration to the reliance of the certificate insurer and the holders of the certificates on them.

Servicing Fees and Other Compensation and Payment of Expenses

         As compensation for its activities as servicer under the Pooling and Servicing Agreement, the servicer shall be entitled to a servicing fee for each mortgage loan, which shall be payable monthly from amounts on deposit in the Collection Account. The servicing fee shall be an amount equal to interest at one-twelfth of the servicing fee rate for the mortgage loan on the outstanding principal balance of the mortgage loan. The servicing fee rate for each mortgage loan will be 0.50% per annum. In addition, the servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the mortgage notes, any late payment charges, assumption fees, prepayment fees or similar items. The servicer shall also be entitled to withdraw from the Collection Account any net interest or other income earned on deposits therein. The servicer shall pay all expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided in the Pooling and Servicing Agreement.

Periodic Advances and Servicer Advances

         Periodic Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance, the servicer is required to make Periodic Advances on each servicer remittance date. This Periodic Advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions, and are intended to provide both sufficient funds for the payment of interest to the holders of the certificates, plus an additional amount intended to maintain a specified level of over-collateralization and to pay the trustee's fees, and the premium due the certificate insurer. Notwithstanding the servicer's good faith determination that a Periodic Advance was recoverable when made, if the Periodic Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate. See "Description of the Certificates -- Payments on the Mortgage Loans" in this prospectus supplement.

         Servicing Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance and that a prudent mortgage lender would make a like advance if it or an affiliate owned the mortgage loan, the servicer is required to advance amounts on the mortgage loans constituting "out-of-pocket" costs and expenses relating to

          o    the preservation and restoration of the mortgaged property,

          o    enforcement proceedings, including foreclosures,

          o expenditures relating to the purchase or maintenance of a first lien not included in the trust estate on the mortgaged property, and

          o other customary amounts described in the Pooling and Servicing Agreement.

         These servicing advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would not be a nonrecoverable advance, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate.

         Recovery of Advances. The servicer may recover Periodic Advances and servicing advances to the extent permitted by the Pooling and Servicing Agreement or, if not recovered from the mortgagor on whose behalf the servicing advance or Periodic Advance was made, from late collections on the mortgage loan, including Liquidation Proceeds, Insurance Proceeds and any other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a Periodic Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for the advance from the Distribution Account.

         The servicer shall not be required to make any Periodic Advance or servicing advance which it determines would be a nonrecoverable Periodic Advance or nonrecoverable servicing advance. A Periodic Advance or servicing advance is "nonrecoverable" if in the good faith judgment of the servicer, the Periodic Advance or servicing advance would not ultimately be recoverable.

Prepayment Interest Shortfalls

         Not later than the close of business on the _____ day of each month, the servicer is required to remit to the trustee a payment of Compensating Interest in respect of Prepayment Interest Shortfalls and shall not have the right to reimbursement therefor. Insured Payments do not cover Prepayment Interest Shortfalls.

Civil Relief Act Interest Shortfalls

         The reduction, if any, in interest payable on the mortgage loans in the applicable pool attributable to the application of the Civil Relief Act will not reduce the amount of Current Interest due to the holders of the class A-1 certificates or class A-2 certificates, respectively. However, in the event the full amount of Current Interest is not available on any distribution date due to Civil Relief Act interest shortfalls in the applicable pool, the amount of this shortfall will not be covered by the certificate insurance policy. These shortfalls in Current Interest will be paid from the Excess Interest, if any, otherwise payable in respect of over-collateralization, cross-collateralization or to the holder of the class R certificate relating to the applicable pool. See "Risk Factors -- Legal Considerations" in this prospectus supplement.

Optional Purchase of Defaulted Mortgage Loans

         The depositor, or any affiliate of the depositor, has the option, but is not obligated, to purchase from the trust any mortgage loan ninety days or more delinquent at a purchase price equal to the outstanding principal balance thereof as of the date of purchase, plus all accrued and unpaid interest on the principal balance, computed at the mortgage interest rate -- net of the servicing fee, if ________ is the servicer -- plus the amount of any unreimbursed Periodic Advances and servicing advances made by the servicer for the mortgage loan in accordance with the provisions specified in the Pooling and Servicing Agreement.

Servicer Reports

         On each servicer remittance date, the servicer is required to deliver to the certificate insurer, the trustee, and the collateral agent, a servicer remittance report setting forth the information necessary for the trustee to make the distributions described under "--Flow of Funds" in this prospectus supplement and containing the information to be included in the trustee's remittance report for that distribution date.

         The servicer is required to deliver to the certificate insurer, the trustee, the collateral agent, S&P and Moody's, not later than April 30th of each year, starting in ________, an officer's certificate stating that

          o the servicer has fully complied with the servicing provisions of the Pooling and Servicing Agreement,

          o a review of the activities of the servicer during the preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under the officer's supervision, and

          o to the best of the officer's knowledge, based on that review, the servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for that year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to that officer and the nature and status thereof including the steps being taken by the servicer to remedy the default.

         Not later than April 30th of each year, the servicer, at its expense, is required to cause to be delivered to the certificate insurer, the trustee, the collateral agent, S&P and Moody's from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that the firm has examined specified documents and records relating to the servicing of the mortgage loans during the preceding calendar year, or any longer period from the closing date to the end of the following calendar year, and that, on the basis of the examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, the servicing has been conducted in compliance with the Pooling and Servicing Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac require it to report, in which case the exceptions and errors shall be so reported.

Collection and Other Servicing Procedures

         The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the Pooling and Servicing Agreement, follow the collection procedures as it follows for loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may, in its discretion, (a) waive any late payment charge and (b) arrange with a mortgagor a schedule for the liquidation of delinquencies, subject to the provisions of the Pooling and Servicing Agreement.

         If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law. If it reasonably believes it may be restricted for any reason from enforcing any "due-on-sale" clause, the servicer may enter into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable under the mortgage note.

         Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Mortgage Loans and Contracts -- The Mortgage Loans -- 'Due-on-Sale' Clauses" in the accompanying prospectus.

Hazard Insurance

         The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the lesser of (a) the maximum insurable value of the mortgaged property or (b) the principal balance of the mortgage loan plus the outstanding balance of any mortgage loan senior to the mortgage loan, but in no event may this amount be less than is necessary to prevent the borrower from becoming a coinsurer thereunder. As stated above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute Net Liquidation Proceeds or Insurance Proceeds, will ultimately be deposited in the Distribution Account for that pool. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The Pooling and Servicing Agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies insuring against losses on the mortgage loans. If this blanket policy contains a deductible clause, the servicer is obligated to deposit in the Distribution Account for that pool the sums which would have been deposited therein but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of the types of uninsured risks and is not intended to be all-inclusive.

         The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, that clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (a) the replacement cost of the improvements less physical depreciation or (b) this proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of these improvements.

         Since residential and commercial properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing thereon decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

         The servicer will foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing each of the mortgage loans that come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with the foreclosure or other conversion, the servicer will follow the practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the Pooling and Servicing Agreement; provided, that the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the foreclosure, correction or restoration is determined to increase Net Liquidation Proceeds.

Removal and Resignation of the Servicer

         The certificate insurer may, pursuant to the Pooling and Servicing Agreement, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (g), (h) or (i) below and the trustee, only at the direction of the certificate insurer or the majority holders of certificates, with the consent of the certificate insurer, in the case of any direction of the majority holders, may remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clause (a), (b), (c), (d), (e) or (f) below. Each of the following constitutes a servicer event of default:

          (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the Pooling and Servicing Agreement, other than servicing advances covered by clause (b) below, which continues unremedied for one business day after the date upon which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer and the certificate insurer by the trustee or to the servicer and the trustee by the certificate insurer or the holders of certificates evidencing percentage interests of at least 25%;

          (b) the failure by the servicer to make any required servicing advance which failure continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the trustee or to the servicer and the trustee by any holder of a certificate or the certificate insurer;

          (c) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the Pooling and Servicing Agreement, or the failure of any representation and warranty enumerated in the Pooling and Servicing Agreement, which continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the trustee, or to the servicer and the trustee by any holder of a certificate or the certificate insurer;

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the servicer and this decree or order shall have remained in force, undischarged or unstayed for a period of sixty days;

          (e) the servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property;

          (f) the servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (g) the delinquency or loss experience of the mortgage loans exceeds levels specified in the Pooling and Servicing Agreement; or

          (h) the certificate insurer shall notify the trustee of any "event of default" under the Insurance Agreement.

         The servicer may not assign its obligations under the Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the servicer, ________, if ________ is not the servicer, the certificate insurer, the collateral agent and the trustee, or upon the determination that the servicer's duties thereunder are no longer permissible under applicable law and the incapacity cannot be cured by the servicer without the incurrence, in the reasonable judgment of the certificate insurer, of unreasonable expense. No resignation shall become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

         Upon removal or resignation of the servicer, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make Periodic Advances and servicing advances and other advances unless it determines reasonably and in good faith that the advances would not be recoverable. If, however, the trustee is unwilling or unable to act as successor servicer, or if the majority holders, with the consent of the certificate insurer, or the certificate insurer so requests, the trustee shall appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the Pooling and Servicing Agreement and subject to the approval of the certificate insurer, any established mortgage loan servicing institution acceptable to the certificate insurer having a net worth of not less than $____________ as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the servicer.

         Pursuant to the Pooling and Servicing Agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to ____________, which term will be extendable by the certificate insurer by notice to the trustee for successive terms of three calendar months each, until the termination of the trust estate. The servicer will, upon its receipt of each notice of extension, become bound for the duration of the term covered by the extension notice to continue as the servicer subject to and in accordance with the other provisions of the Pooling and Servicing Agreement. If as of the fifteenth day prior to the last day of any term of the servicer the trustee shall not have received any extension notice from the certificate insurer, the trustee will, within five days thereafter, give written notice of non-receipt to the certificate insurer and the servicer. The certificate insurer has agreed to extend each three month term of the servicer, in the absence of a servicer event of default under the Pooling and Servicing Agreement.

         The trustee and any other successor servicer in that capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the servicer. See "--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

Termination; Purchase of Mortgage Loans

         The Pooling and Servicing Agreement will terminate upon notice to the trustee of either: (a) the later of the distribution to certificateholders of the final payment or collection on the last mortgage loan, or Periodic Advances of same by the servicer, or the disposition of all funds from the last mortgage loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the certificate insurer, the collateral agent and the trustee or (b) mutual consent of the servicer, the certificate insurer and all holders in writing; provided, however, that in no event will the trust terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Trust Agreement.

         Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the servicer may, at its option and at its sole cost and expense, terminate the Pooling and Servicing Agreement on any date on which the aggregate principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate original principal balance of the mortgage loans purchased on the closing date and (y) the original amount on deposit in the pre-funding accounts, by purchasing, on the next succeeding distribution date, all of the outstanding mortgage loans and REO Properties at a price equal to the sum of

          o 100% of the principal balance of each outstanding mortgage loan and each REO property,

          o the greater of (a) the aggregate amount of accrued and unpaid interest on the mortgage loans through the due period and (b) thirty days' accrued interest thereon computed at a rate equal to the mortgage interest rate, in each case net of the servicing fee,

          o any unreimbursed amounts due to the certificate insurer under the Pooling and Servicing Agreement, the Insurance Agreement and, without duplication, accrued and unpaid Insured Payments, and

          o    the trustee's fees.

         Any such purchase shall be accomplished by depositing into each Distribution Account the portion of the purchase price specified above which relates to the class of certificates. No termination is permitted without the prior written consent of the certificate insurer if it would result in a draw on the certificate insurance policy.

                       The Certificate Insurance Policy

         The following summary of the terms of the certificate insurance policy does not purport to be complete and is qualified in its entirety by reference to the certificate insurance policy. A form of the certificate insurance policy may be obtained, upon request, from the depositor.

         Simultaneously with the issuance of the certificates, the certificate insurer will deliver the certificate insurance policy to the trustee, for the benefit of the holders of the certificates. Under the certificate insurance policy, the certificate insurer will irrevocably and unconditionally guarantee payment on each distribution date to the trustee, for the benefit of the holders of the certificates, of the Insured Distribution Amounts for the certificates calculated in accordance with the original terms of the certificates when issued and without regard to any amendment or modification of the certificates or the Pooling and Servicing Agreement except amendments or modifications to which the certificate insurer has given its prior written consent. In addition, for any distribution date occurring on a date when an event of default under the Insurance Agreement, as described below, has occurred and is continuing or a date on or after the first date on which a claim is made under the certificate insurance policy, the certificate insurer at its sole option, may pay any or all of the outstanding principal balance of the certificates. Mortgage Loan Interest Shortfalls will not be covered by payments under the certificate insurance policy.

         Payment of claims under the certificate insurance policy will be made by the certificate insurer following receipt by the certificate insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         If any payment of an amount guaranteed by the certificate insurer pursuant to the certificate insurance policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the certificate insurer will pay the amount out of the funds of the certificate insurer on the later of

          o the date when due to be paid pursuant to the bankruptcy order referred to below or

          o    the first to occur of

          o the fourth business day following receipt by the certificate insurer from the trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a holder is required to return principal or interest distributed on a certificate during the term of the certificate insurance policy because these distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the holder(s) that the bankruptcy order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the holder(s), in the form that is reasonably required by the certificate insurer and provided to the holder(s) by the certificate insurer, irrevocably assigning to the certificate insurer all rights and claims of the holder(s) relating to or arising under the certificates against the debtor which made the preference payment or otherwise concerning the preference payment, or

          o the date of receipt by the certificate insurer from the trustee of the items referred to in clauses (A), (B) and (C) above if, at least four business days prior to the date of receipt, the certificate insurer shall have received written notice from the trustee that these items were to be delivered on that date and that date was specified in the notice.

         This payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order and not to the trustee or any holder directly -- unless a holder has previously paid the amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order, in which case the payment shall be disbursed to the trustee for distribution to the holder upon proof of the payment reasonably satisfactory to the certificate insurer.

         The terms "receipt" and "received," under the certificate insurance policy, mean actual delivery to the certificate insurer and to its fiscal agent appointed by the certificate insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the certificate insurance policy by the trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the certificate insurer or the fiscal agent shall promptly so advise the trustee and the trustee may submit an amended notice.

         Under the certificate insurance policy, "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York, New York or the State of New York, are authorized or obligated by law or executive order to be closed. The certificate insurer's obligations under the certificate insurance policy to make Insured Payments shall be discharged to the extent funds are transferred to the trustee as provided in the certificate insurance policy, whether or not the funds are properly applied by the trustee.

         The certificate insurer shall be subrogated to the rights of each holder to receive payments of principal and interest, as applicable, from distributions on the certificates to the extent of any payment by the certificate insurer under the certificate insurance policy. To the extent the certificate insurer makes Insured Payments, either directly or indirectly, as by paying through the trustee, to the holders of certificates, the certificate insurer will be subrogated to the rights of the holders, as applicable, to the extent this Insured Payment and shall be deemed to the extent of the payments so made to be a registered holder for purposes of payment.

         Claims under the certificate insurance policy will rank equally with any other unsecured debt and unsubordinated obligations of the certificate insurer except for particular obligations in respect of tax and other payments to which preference is or may become afforded by statute. Claims against the certificate insurer under the certificate insurance policy constitute pari passu claims against the general assets of the certificate insurer. The terms of the certificate insurance policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The certificate insurance policy is governed by the laws of the State of New York. The certificate insurance policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the certificate insurer agrees under the certificate insurance policy not to assert, and waives, for the benefit of each holder, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that these rights and defenses may be available to the certificate insurer to avoid payment of its obligations under the certificate insurance policy in accordance with the express provisions of the certificate insurance policy.

         Pursuant to the terms of the Pooling and Servicing Agreement, unless a certificate insurer default exists, the certificate insurer shall be deemed to be the holder of the certificates for all purposes, other than for payment on the certificates, will be entitled to exercise all rights of the holders thereunder, without the consent of the holders, and the holders may exercise these rights only with the prior written consent of the certificate insurer. In addition, the certificate insurer will, as a third-party beneficiary to the Pooling and Servicing Agreement and the Loan Sale Agreement, have, among others, the following rights:

          o the right to give notices of breach or to terminate the rights and obligations of the servicer under the Pooling and Servicing Agreement in the event of a servicer event of default and to institute proceedings against the servicer;

          o the right to consent to or direct any waivers of defaults by the servicer;

          o the right to remove the trustee pursuant to the Pooling and Servicing Agreement;

          o the right to direct the actions of the trustee during the continuation of a servicer default;

          o the right to require the depositor to repurchase mortgage loans for breach of representation and warranty or defect in documentation;

          o the right to direct foreclosures upon the failure of the servicer to do so in accordance with the Pooling and Servicing Agreement;

          o the right to direct all matters relating to a bankruptcy or other insolvency proceeding involving the depositor; and

          o the right to direct the trustee to investigate specified matters.

         The certificate insurer's consent will be required prior to, among other things, (x) the removal of the trustee, (y) the appointment of any successor trustee or servicer or (z) any amendment to the Pooling and Servicing Agreement.

         The trust, the depositor, the servicer, the originators and the certificate insurer will enter into the Insurance Agreement pursuant to which the trust, the depositor, the servicer and the originators will agree to reimburse, with interest, the certificate insurer for amounts paid pursuant to claims under the certificate insurance policy; provided, the payment obligations shall be non-recourse obligations of the depositor, the originators, the trust and the servicer and shall be payable only from monies available for the payment in accordance with the provisions of the Pooling and Servicing Agreement. The servicer will further agree to pay the certificate insurer all reasonable charges and expenses which the certificate insurer may pay or incur relative to any amounts paid under the certificate insurance policy or otherwise in connection with the transaction and to indemnify the certificate insurer against specified liabilities. Except to the extent provided therein, amounts owing under the Insurance Agreement will be payable solely from the trust estate. An "event of default" under the Insurance Agreement will constitute an event of default under the Pooling and Servicing Agreement and a servicer event of default under the Pooling and Servicing Agreement and allow the certificate insurer, among other things, to direct the trustee to terminate the servicer. An "event of default" under the Insurance Agreement includes:

          o the originators', the depositor's or the servicer's failure to pay when due any amount owed under the Insurance Agreement or other documents,

          o the inaccuracy or incompleteness in any material respect of any representation or warranty of the originators, the depositor or the servicer in the Insurance Agreement, the Pooling and Servicing Agreement or other documents,

          o the originators', the depositor's or the servicer's failure to perform or to comply with any covenant or agreement in the Insurance Agreement, the Pooling and Servicing Agreement and other documents,

          o a finding or ruling by a governmental authority or agency that the Insurance Agreement, the Pooling and Servicing Agreement or other documents are not binding on the originators, the depositor or the servicer,

          o the originators', the depositor's or the servicer's failure to pay its debts in general or the occurrence of specified events of insolvency or bankruptcy concerning the depositor or the servicer, and

          o the occurrence of specified "performance test violations" designed to measure the performance of the mortgage loans.


                            The Certificate Insurer

         The following information has been obtained from ________________________ and has not been verified by the originators, the servicer, the depositor or the underwriter. No representation or warranty is made by the depositor, the originators, the servicer, the depositor or the underwriter with respect thereto.

The Certificate Insurer

         ____________ is a monoline insurance company incorporated in ______ under the laws of the State of ____________. ________________________ is
licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         ___________ and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. ____________ and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential or commercial mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. ____________ insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy ____________ underwriting criteria.

          The principal executive offices of ____________ are located at ________________________, and its telephone number at that location is
____________.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by ____________ or any of its domestic operating insurance company subsidiaries are generally reinsured among these companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, ____________ reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is utilized by ____________ as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit ____________ obligations under any financial guaranty insurance policy.

Ratings

          ____________ insurance financial strength is rated "Aaa" by Moody's and ____________ insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. ____________ claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the rating agencies.

Capitalization

         The following table sets forth the capitalization of ____________ and its wholly owned subsidiaries on ____________ the basis of generally accepted accounting principles as of ____________:

                       [Certificate insurer to provide]

         For further information concerning ____________, see the Consolidated Financial Statements of ____________, and the certificates thereto, incorporated by reference in this prospectus supplement. ____________ financial statements are included as exhibits to the annual report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Commission by ____________ and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of ____________ Insurance Department by ____________ are available upon request to the State of ____________ Insurance Department.

Insurance Regulation

         ____________ is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ____________, its state of domicile. In addition, ____________ and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, ____________ is subject to Article __ of the ____________
Insurance Law which, among other things, limits the business of each financial guaranty insurer to financial guaranty insurance and similar lines, requires that each financial guaranty insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each financial guaranty insurer, and limits the size of individual transactions -- "single risks" -- and the volume of transactions -- "aggregate risks" -- that may be underwritten by each financial guaranty insurer. Other provisions of the ____________ Insurance Law, applicable to non-life insurance companies such as ____________, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

(1)      Business Day, on the next Business Day.




                  Certain Prepayment And Yield Considerations

General

         The effective yield of the Offered Certificates will be affected by the rate and timing of payments of principal on the Mortgage Loans (including, for this purpose, prepayments and amounts received by virtue of refinancings, liquidations of Mortgage Loans due to defaults, casualties, condemnations, and repurchases), the amount and timing of mortgagor delinquencies and defaults resulting in Realized Losses, and the application of excess funds on the Offered Certificates. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments (including Principal Prepayments) on the Mortgage Loans. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of such Mortgage Loans, the rate and timing of Principal Prepayments thereon by the mortgagors, liquidations of defaulted Mortgage Loans and optional or required repurchases of Mortgage Loans as described herein. The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may, and the timing of Realized Losses could, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein), no assurance can be given as to such rate or the timing of Principal Prepayments on the Offered Certificates.

         The weighted average life of the Offered Certificates will also be influenced by the amount of excess funds generated by the Mortgage Loans, as described herein. Because excess funds attributable to the overcollateralization feature is derived from interest collections on the Mortgage Loans and will be applied to reduce the Certificate Principal Balances, the aggregate payments in reduction of the Certificate Principal Balances on a Distribution Date will usually be greater than the aggregate amount of principal payments (including Principal Prepayments) on the Mortgage Loans payable on such Distribution Date until the OC Target Amount is reached and assuming an Overcollateralization Deficit does not occur. As a consequence, excess funds available for payment in reduction of the Certificate Principal Balances for the Offered Certificates will increase in proportion to the outstanding Certificate Principal Balances over time in the absence of offsetting Realized Losses for the Mortgage Loans.

         Excess funds will be paid on the Offered Certificates in reduction of the Certificate Principal Balances on each Distribution Date to the extent the then applicable OC Target Amount exceeds the related Overcollateralized Amount on such Distribution Date. Any remaining excess funds will be distributable to the holders of the Class X Certificates. If an Offered Certificate is purchased at a price other than par, its yield to maturity will be affected by the rate at which the excess funds is paid to the Certificateholders. If the actual rate of excess funds applied in reduction of the Certificate Principal Balances or the Offered Certificates is slower than the rate anticipated by an investor who purchases an Offered Certificate at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of excess funds applied in reduction of the Certificate Principal Balances on the Offered Certificates is faster than the rate anticipated by an investor who purchases an Offered Certificate at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of excess funds on any Distribution Date will be affected by, among other things, the actual amount of interest received, collected or recovered in respect of the Mortgage Loans during the related Due Period the level of LIBOR and such amount will be influenced by changes in the weighted average of the Loan Rates resulting from prepayments and liquidations of the Mortgage Loans. The amount of excess funds paid to the Certificateholders applied to the Certificate Principal Balances on each Distribution Date will be based on the OC Target Amount. The Pooling and Servicing Agreement generally provides that the OC Target Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers, including triggers that allow the Target OC Amount to decrease or "step down" based on the performance on the Mortgage Loans with respect to certain tests specified in the Pooling and Servicing Agreement. Any increase in the OC Target Amount may result in an accelerated amortization until such OC Target Amount is reached. Conversely, any decrease in the OC Target Amount will result in a decelerated amortization of the Offered Certificates.

         The Mortgage Loans generally may be prepaid in full or in part at any time, although a substantial portion of the Mortgage Loans provide for payment of a prepayment penalty. The Mortgage Loans generally are not assumable and the related Mortgaged Property will be due on sale, in which case the Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations; provided, however, if the Servicer determines that it is reasonably likely that the mortgagor will bring, or if any mortgagor does bring legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer will not be required to enforce the due-on-sale clause or to contest such action.

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. The rate of default on Mortgage Loans that are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. As a result of the underwriting standards applicable to the Mortgage Loans, the Mortgage Loans are likely to experience rates of delinquency, foreclosure, bankruptcy and loss that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with the standards applied by Fannie Mae and Freddie Mac mortgage loan purchase programs. In addition, because of such underwriting criteria and their likely effect on the delinquency, foreclosure, bankruptcy and loss experience of the Mortgage Loans, the Mortgage Loans will generally be serviced in a manner intended to result in a faster exercise of remedies, which may include foreclosure, in the event Mortgage Loan delinquencies and defaults occur, than would be the case of the Mortgage Loans were serviced in accordance with such other programs. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. To the extent that the locations of the Mortgaged Properties are concentrated in a given region, the risk of delinquencies, loss and involuntary prepayments resulting from adverse economic conditions in such region or from other factors, such as fires, storms, landslides and mudflows and earthquakes, is increased. Certain information regarding the location of the Mortgaged Properties is set forth under "The Mortgage Pool--Mortgage Loan Statistics" and "Risk Factors--Geographic Concentration of Mortgage Loans" herein.

         Certain of the Mortgage Loans are Balloon Loans which provide for a substantial portion of the original Loan Balance in a single payment at maturity (the "Balloon Loans"). Balloon Loans involve a greater degree of risk than fully amortizing loans because the ability of the borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of the attempted sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for commercial real estate projects generally.

         Other factors affecting prepayment of Mortgage Loans include changes in mortgagors' housing needs, job transfers, unemployment and mortgagors' net equity in the mortgaged properties. Since the rate of payment of principal of the Offered Certificates will depend on the rate of payment (including prepayments) of the principal of the Mortgage Loans, the actual maturity of the Offered Certificates could occur, and are expected to occur, significantly earlier than the Assumed Final Maturity Date.

         In addition, the yield to maturity of the Offered Certificates will depend on the price paid by the holders of the Offered Certificates and the Loan Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium.

         Prepayments of principal on the Mortgage Loans will generally be passed through to the Trustee and included in the Available Funds in the month following the month of receipt thereof by the Servicer. Any prepayment of a Mortgage Loan or liquidation of a Mortgage Loan (by foreclosure proceedings or by virtue of the repurchase of a Mortgage Loan) will have the effect of resulting in payments on the Offered Certificates of amounts that otherwise would be paid in amortized increments over the remaining term of such Mortgage Loan.

         The Class ___ Certificates will not be entitled to distributions of principal, either scheduled or unscheduled, until ____________, except as otherwise described in this prospectus supplement. After that date, the relative entitlement of the Class ___ Certificates to payments in respect of principal is subject to increase in accordance with the calculation of the Class ___ Priority Distribution Amount. See "Description of the Certificates - Allocation of Available Funds" herein.

         To the extent that Principal Prepayments with respect to the Mortgage Loans result in prepayments on the Offered Certificates during periods of generally lower interest rates, Certificateholders may be unable to reinvest such Principal Prepayments in securities having a yield and rating comparable to the Offered Certificates.

         The yield on the Offered Certificates may be affected by any delays in receipt of payments thereon as described under "Description of the Certificates--Book-Entry Certificates" herein.

         The yield on the Offered Certificates may also be affected by a optional termination of the Trust Fund as described under " --Optional Termination" herein.

         No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of the Offered Certificates. An investor is urged to make an investment decision with respect to the Offered Certificates based on the anticipated yield to maturity of the Offered Certificates resulting from its price and such investor's own determination as to anticipated Mortgage Loan prepayment rates. Prospective investors are urged to analyze fully the effect of Mortgage Loan principal prepayments and market conditions on the yield and value of the Offered Certificates, before acquiring any Offered Certificates. In particular, investors that are required to perform periodic valuations on their investment portfolios should consider the effect of such fluctuations in value. In addition, investors should carefully consider the factors discussed under "Risk Factors--Unpredictability of Prepayments and Effect on Yields" herein.

Weighted Average Lives

         The timing of changes in the rate of Principal Prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of Principal Prepayments is consistent with such investor's expectation. In general, the earlier a Principal Prepayment on the Mortgage Loans occurs, the greater the effect of such Principal Prepayment on an investor's yield to maturity. The effect on an investor's yield of Principal Prepayments occurring at a rate faster (or slower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates may not be fully offset by a subsequent like decrease (or increase) in the rate of Principal Prepayments in a like amount.

         The projected weighted average life of any Class of Offered Certificates is the average amount of time that will elapse from the Closing Date until each dollar of principal is scheduled to be repaid to the investors in such Class of Offered Certificates. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the Classes of Offered Certificates are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth herein under "The Trust Fund."

         The "Assumed Final Maturity Date" for each Class of Offered Certificates is as set forth herein under "Description of the Certificates -- General". For the Class ___ Certificates, such date is the date on which the "Original Certificate Principal Balance" set forth herein for such Class less all amounts distributed to the related Certificateholders on account of principal would be reduced to zero, assuming that no prepayments are received on the Mortgage Loans, scheduled monthly payments of principal of and interest on each of the Mortgage Loans are timely received and no excess cashflow is used to make accelerated payments of principal to the Certificateholders of such Classes of Offered Certificates. For the Class A-4 and Class A-5 Certificates, such date is the month of the latest maturing Mortgage Loan plus twelve months. The weighted average life of each Class of Offered Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions, and the final Distribution Date with respect to the Offered Certificates could occur significantly earlier than the related Assumed Final Maturity Date because (i) prepayments are likely to occur, (ii) excess cashflow, if any, will be applied as principal of the Offered Certificates as described herein and (iii) the majority holder of the Class X Certificates and the Servicer may cause a termination of the Mortgage Loans in the Trust Fund as provided herein.

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment model used in this prospectus supplement, Home Equity Prepayment or HEP is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. For example, 25% HEP assumes a constant prepayment rate of 2.5% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 2.5% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the mortgage loans, 25% HEP assumes a constant prepayment rate of 25% per annum. As used in the table below, 0% prepayment assumption assumes prepayment rates equal to 0% of the prepayment assumption, i.e., no prepayments on the Mortgage Loans having the characteristics described below. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans in the Trust Fund.

         The tables on pages S-55 through S-59 were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Certificate Principal Balances outstanding and weighted average lives of the Offered Certificates set forth in the tables on pages S-55 through S-59. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Offered Certificates may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-55 through S-59 were determined assuming that: (i) the Mortgage Loans consist of pools of mortgage loans with the information set forth in the table below, (ii) the Closing Date for the Offered Certificates occurs on ______________ and the Offered Certificates were sold to investors by the Underwriter on the Closing Date, (iii) distributions on the Offered Certificates are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in ________, in accordance with the priorities described herein, (iv) the prepayment rates with respect to the Mortgage Loans are a multiple of the HEP as stated in the tables below, (v) prepayments include thirty days' interest thereon, (vi) the Seller is not required to substitute or repurchase any or all of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and no optional termination is exercised, except with respect to the entries identified by the row heading "Weighted Average Life (years) to Call Option Date" in the tables below, (vii) the OC Target Amount is set initially as specified in the Pooling and Servicing Agreement and thereafter decreases in accordance with the provisions of the Pooling and Servicing Agreement, (viii) scheduled payments for all Mortgage Loans are received on the first day of each month commencing in ________, the principal portion of such payments is computed prior to giving effect to prepayments received through the end of the prior month and there are no losses or delinquencies with respect to such Mortgage Loans, (ix) all the Mortgage Loans prepay at the same rate and all such payments are treated as prepayments in full of individual Mortgage Loans, with no shortfalls in collection of interest, (x) such prepayments are received on the last day of each month commencing in the month of the Closing Date, (xi) no reinvestment income from any Account is earned and available for distribution,
(xii) the PMI Insurer premium is equal to the Weighted Average Coupon Rate of the Mortgage Loans less (a) the Net Coupon Rate of the Mortgage Loans and (b) ____% for the Servicing Fee, (xiii) no prepayment penalties are received on the Mortgage Loans, (xiv) the gross coupon rate for each adjustable rate Mortgage Loan is adjusted on its next rate adjustment date (and every six months thereafter) to equal the sum of (a) the level of Six-Month LIBOR and
(b) the respective gross margin (subject to applicable interest rate caps and floors), (xv) the level of Six-Month LIBOR remains constant at ____%, (xvi) no backup servicer is appointed, and (xvii) the Class ___ Pass-Through Rate is ____% for each Distribution Date. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.



                     Assumed Mortgage Loan Characteristics

                              All Mortgage Loans
                    ---------------------------------------
                                                                    Original
                                    Weighted                        Term to       Remaining    Remaining Term
   Fixed/             Net Coupon     Average                        Maturity    Amortization     to Maturity
 Adjustable    Pool      Rate      Coupon Rate  Original Balance    (Months)    Term (Months)     (Months)
 ----------    ----   ----------   -----------  ----------------    --------    -------------   --------------
                1
                2



                                          Adjustable Rate Mortgage Loans

                                                              Initial
                                                 Interest     Interest
         Gross                     Net Life     Adjustment   Adjustment    First     Reset
 Pool   Margin     Net Life Cap     Floor          Cap          Cap        Reset    Frequency       Index
------------------------------------------------------------------------------------------------------------

  1
  2

         Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each Class of Offered Certificates, and set forth the percentages of the Original Certificate Principal Balance of each such Class that would be outstanding after each of the dates shown, at various percentages of HEP.

                 Percent of Original Certificate Principal Balance Outstanding at the Following HEP Percentages

                                                                Class ___ Certificates
                                       -------------------------------------------------------------------------
 Distribution Date                        0%          15%         20%          25%          30%          35%
-----------------------------------    ----------  ----------  ----------   -----------  -----------  ----------

 Initial Percentage................        100%        100%        100%         100%         100%         100%















    Weighted Average Life (years)
      to Maturity (1)................
    Weighted Average Life (years)
      to Call Option Date (1)........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1)  The weighted average life of any Class of Certificates is determined by
     (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date on such Class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Certificates.

Percent of Original Certificate Principal Balance Outstanding at the Following HEP Percentages


                                                               Class ___ Certificates
                                      -------------------------------------------------------------------------
Distribution Date                        0%          15%         20%          25%          30%          35%
-----------------------------------   ----------  ----------  ----------   -----------  -----------  ----------

Initial Percentage................        100%        100%        100%         100%         100%         100%




















    Weighted Average Life (years)
      to Maturity(1).................
    Weighted Average Life (years)
      to Call Option Date(1).........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1)  The weighted average life of any Class of Certificates is determined by
     (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date on such Class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Certificates.

Percent of Original Certificate Principal Balance Outstanding at the Following HEP Percentages

                                                                   Class ___ Certificates
                                          -------------------------------------------------------------------------
    Distribution Date                        0%          15%         20%          25%          30%          35%
-----------------------------------       ----------  ----------  ----------   -----------  -----------  ----------

Initial Percentage................          100%        100%        100%         100%         100%         100%













    Weighted Average Life (years)
      to Maturity(1).................
    Weighted Average Life (years)
      to Call Option Date(1).........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1)  The weighted average life of any Class of Certificates is determined by
     (i) multiplying the assumed net reduction, if any, in the Certificate Principal Balance on each Distribution Date on such Class of Certificates by the number of years from the date of issuance of the Certificates to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Certificates.

Reports to Holders of the Certificates

         On each Distribution Date, the Trustee will make available to each holder of a Certificate and the Certificate Insurer a statement to the extent such information is provided to the Trustee by the Servicer generally setting forth:

               (i) the aggregate amount of the distributions, separately identified, with respect to each Class of Offered Certificates;

               (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any scheduled principal, Principal Prepayments or other unscheduled recoveries of principal included therein;

               (iii) the amount of such distributions allocable to interest and the calculation thereof;

               (iv) the Certificate Principal Balance of each Class of Offered Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Balance as of the end of the related Due Period;

               (vi) the OC Target Amount and Overcollateralized Amount as of such Distribution Date;

               (vii) the related amount of the Servicing Fee paid to or retained by the Servicer;

               (viii) the amount of the Trustee Fee paid to the Trustee;

               (ix) the amount of Delinquency Advances and Servicing Advances for the related Due Period;

               (x) the number and aggregate Loan Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, the Loan Balance of such Mortgage Loan as of the close of business on the last day of such month and the date of acquisition thereof, as well as the total number and Loan Balance of any REO Properties as of the close of business on the last day of the preceding month;

               (xii) the aggregate amount of Realized Losses incurred during the preceding calendar month, as well as the cumulative amount of Realized Losses;

               (xiii) any OC Deficiency Amount after giving effect to the distributions of principal on such Distribution Date;

               (xiv) any OC Deficit after giving effect to distributions on such Distribution Date;

               (xv) the Reimbursement Amount, if any; and

               (xvi) the Pass-Through Rate for each Class of Offered Certificates for such Distribution Date.

         The Trustee will make the monthly statements (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other parties to the Pooling and Servicing Agreement via the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service may be accessed by calling ______________. The Trustee's website will be located at "________________." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at ______________. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each holder of a Certificate of record during the previous calendar year a statement containing information necessary to enable holders of the Certificates to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                  Material Federal Income Tax Considerations

         The following discussion of material federal income tax consequences of the purchase, ownership and disposition of the certificates is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the certificates.

         The Trustee will elect to treat the Trust Fund as comprising two "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. In the opinion of Brown & Wood LLP, tax counsel to the Trust and counsel to the Underwriter, assuming compliance with the Pooling and Servicing Agreement, each portion of the Trust Fund with respect to which the Trustee makes a REMIC election will qualify as a REMIC, the Offered Certificates and the Class X Certificates will constitute REMIC "regular interests" and the Residual Certificates will represent ownership of the sole class of "residual interests" in each REMIC.

         The Certificates possess special tax attributes by virtue of the REMIC provisions of the Code. See "Material Federal Income Tax Consequences -- REMIC Securities" in the Prospectus.

         The Offered Certificates generally will be treated as debt instruments for federal income tax purposes. Beneficial owners, or registered holders, in the case of definitive certificates, of the class A certificates will be required to report income on Offered Certificates in accordance with the accrual method of accounting. It is not anticipated that the Offered Certificates will be issued with original issue discount. See "Material Federal Income Tax Consequences -- Original Issue Discount" in the Prospectus. The prepayment assumption for calculating original issue discount is 100% of the HEP. See "Yield, Payment and Maturity Considerations" herein.

                                  State Taxes

         The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Offered Certificates under the tax laws of any state. Investors considering an investment in the Offered Certificates should consult their own tax advisors regarding such tax consequences.

         All investors should consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the Offered Certificates.

                             ERISA Considerations

          The Employee Retirement Income Security Act of 1974 and the Code impose restrictions on

          o    employee benefit plans--as defined in Section 3(3) of ERISA,

          o plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans,

          o any entities whose underlying assets include plan assets by reason of a plan's investment in those entities and

          o persons who have specified relationships to those Plans -- "Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code.

         Section 406 of ERISA prohibits plans from engaging in specified transactions involving the assets of those plans with Parties-in-Interest under those plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and Parties-in-Interest or Disqualified Persons that engage in "prohibited transactions" involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to
Section 4975 of the Code, and Disqualified Persons under these arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account -- e.g., through the purchase of an annuity contract. ERISA also imposes specified duties on persons who are fiduciaries of plans subject to ERISA.

         The Department of Labor has issued a regulation describing what constitutes the assets of a lan when the plan acquires an equity interest in another entity. This plan asset regulation states that, unless an exemption described in the regulation is applicable, the underlying assets of an entity in which a plan makes an equity investment will be considered, for purposes of ERISA, to be the assets of the investing plan. Pursuant to the plan asset regulation, if the assets of the trust were deemed to be plan assets by reason of a plan's investment in any class A certificates, such plan assets would include an undivided interest in any assets held in such trust. Therefore, in the absence of an exemption, the purchase, sale or holding of any class A certificate by a plan subject to Section 406 of ERISA or Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

         On _______, the Department of Labor issued to ____________________ an individual administrative exemption, Prohibited Transaction Exemption ____, from some of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by a plan of certificates in pass-through trusts that meet the conditions and requirements of this exemption. Among the conditions that must be satisfied for this exemption to apply are the following:

                  (a) The acquisition of the class A certificates by a plan is on terms, including the price for the class A certificates, that are at least as favorable to the plan as they would be in an arm's length transaction with an unrelated party;

               (b) The rights and interests evidenced by the class A certificates acquired by the plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

               (c) The class A certificates acquired by the plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of Standard & Poor's, Moody's, Fitch IBCA, or Duff & Phelps Credit Rating Co.;

               (d) The sum of all payments made to the underwriter in connection with the distribution of the class A certificates represents not more than reasonable compensation for underwriting the class A certificates. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the Pooling and Servicing Agreement and reimbursement of the servicer's reasonable expenses in connection therewith;

               (e) The trustee is not an affiliate of any other member of the restricted group; and

               (f) The plan investing in the class A certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

         The trust fund also must meet the following requirements:

          o The corpus of the trust fund must consist solely of assets of the type which have been included in other investment pools;

          o certificates in such other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch IBCA for at least one year prior to the plan's acquisition of certificates; and

          o certificates evidencing interests in such other investment pools must have been purchased by investors other than plans for at least one year prior to any plan's acquisition of class A certificates.

         In order for the exemption to apply to the self-dealing/conflict of interest prohibited transactions that may occur when a plan fiduciary causes the plan to acquire class A certificates, the Exemption requires, among other matters, that:

          o in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the restricted group and at least fifty percent of the aggregate interest in the trust fund is acquired by persons independent of the restricted group;

          o such fiduciary, or its affiliate, is an obligor with respect to 5 percent or less of the fair market value of the obligations contained in the trust fund;

          o the plan's investment in class A certificates does not exceed twenty-five percent (25%) of all of the certificates outstanding at the time of the acquisition and

          o immediately after the acquisition, no more than twenty-five percent (25%) of the assets of the plan are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         The exemption does not apply to specified prohibited transactions in the case of plans sponsored by the underwriter, the trustee, the servicer, any obligor with respect to more than 5% of the fair market value of the mortgage loans included in the trust fund, any entity deemed to be a "sponsor" of the trust fund as such term is defined in the exemption, or any affiliate of any such party.

         The exemption may be available for the purchase of the certificates by plans following the expiration of the Pre-Funding Period. Before purchasing a class A certificate, a fiduciary of an ERISA plan should make its own determination as to the availability of the exemptive relief provided in the exemption and whether the conditions of such exemption will be applicable to the class A certificates. Any fiduciary of an ERISA plan considering whether to purchase a class A certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and the Code to such investment. The exemption will not apply with respect to the certificates until such time that the balance of the Pre-Funding Account for that class is reduced to zero. Accordingly, until such time, the certificates may not be purchased by any entity using the assets of a plan.

         A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such a governmental plan may be subject to a federal, state, or local law, which is, to a material extent, similar to the provisions of ERISA or Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under similar law.

         The sale of certificates to a plan is in no respect a representation by the depositor or the underwriter that this investment meets all relevant legal requirements with respect to investments by plans generally or any particular plan, or that this investment is appropriate for lans generally or any particular ERISA plan.

                               Legal Investment

         The certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                             Plan of Distribution

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and Prudential Securities Incorporated (the "Underwriter"), an affiliate of the Depositor, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

         The distribution of the Offered Certificates by the Underwriter will be effected in each cash from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be an underwriter, and any discounts, commissions or concessions received by them, and any profits on the resale of the Certificates purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Underwriting Agreement provides that the Depositor (and the Mortgage Loan Purchase Agreement provides that the Seller) will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.

         The Depositor has been advised by the Underwriter that it intends to make a market in the Offered Certificates but it has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.

         The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the facilities of The Depository Trust Company on or about the Closing Date.

         The Depositor and the Seller have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                   Incorporation of Information by Reference

         The Securities and Exchange Commission allows us to "incorporate by reference" information already on file with it. This means that we can disclose important information to you by referring you to those documents. This information is considered part of this prospectus supplement, and later information that is filed will automatically update and supersede this information. We incorporate by reference all of the documents listed in the accompanying prospectus under the heading "Incorporation of Information by Reference" and the financial statements of ________________________ included in, or as exhibits to, the following documents:

          o    the Annual Report on Form 10-K for the year ended ____________;
               and

          o    the Quarterly Report on Form 10-Q for the quarter ended
               ____________.

         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus.

                            Additional Information

         Prudential Securities Secured Financing Corporation has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, for the certificates offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit specified information contained in the registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                    Experts

         The consolidated balance sheets of ____________ and subsidiaries as of ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ________________________, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of ____________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                 Legal Matters

         Specified legal matters in connection with the certificates will be passed upon for the originators, the depositor and the servicer by ____________, ____________, for the trust by ____________, ____________, and for the depositor and the underwriter by ____________, ____________.

                                    Ratings

         It is a condition to the original issuance of the certificates that they will receive ratings of [ ____ ] by ________ and [ ] by ________. The ratings assigned to the certificates will take into account the claims-paying ability of the certificate insurer. Explanations of the significance of these ratings may be obtained from ________________________ and _______________________. These ratings will be the views only of the rating agencies. There is no assurance that any of these ratings will continue for any period of time or that these ratings will not be revised or withdrawn. Any such revision or withdrawal of these ratings may have an adverse effect on the market price of the certificates.

                            INDEX OF DEFINED TERMS

                                                                          Page

accredited investor..........................................................62
Assumed Final Maturity Date..................................................53
average outstanding..........................................................22
Balloon Loans................................................................51
beneficial owner.............................................................24
Book-Entry Certificates......................................................24
business day.................................................................46
Certificate Owners...........................................................24
Certificateholder............................................................24
Clearstream Luxembourg.......................................................24
Clearstream Luxembourg Participants..........................................26
Cooperative..................................................................26
Definitive Certificate.......................................................24
DTC..........................................................................24
Euroclear....................................................................24
Euroclear Operator...........................................................26
Euroclear Participants.......................................................26
European Depositaries........................................................24
event of default.............................................................47
Financial Intermediary.......................................................24
Global Securities............................................................67
gross losses.................................................................23
lock-up......................................................................67
Original Certificate Principal Balance.......................................53
overcollateralized............................................................2
performance test violations..................................................48
receipt......................................................................46
received.....................................................................46
regular interests............................................................60
Relevant Depositary..........................................................24
REMIC........................................................................60
REO property.................................................................22
residual interests...........................................................60
servicer remittance amount...................................................33 sponsor......................................................................63
Terms and Conditions.........................................................27
U.S. Person..................................................................70
Underwriter..................................................................64

                                    ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the Offered Certificates will be globally offered (the "Global Securities") and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream Banking, societe anonyme ("Clearstream Luxembourg") or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed certificates issues.

         Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear (in such capacity) and as DTC Participants.

          Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC.

         Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed certificates issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading Between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed certificates issues in same-day funds.

         Trading Between Clearstream Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading Between DTC Seller And Clearstream Luxembourg Or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

               (a) borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

               (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

               (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Clearstream Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8 or Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status) or From W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8 changes, a new Form W-8 of Form W-8BEN must be filed within 30 days of such change. After December 31, 2000, only Form W-8BEN will be acceptable.

         Exemption for non-U.S. Persons with effectively connected income (Form 4224 or Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or Reduced Rate for Non-U.S. Persons Resident In Treaty Countries (Form 1001 or Form W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate) or Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If Form 1001 is provided and the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent. After December 31, 2000, only Form W8-BEN will be acceptable.

          Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8, Form 1001, and Form 4224 are effective until December 31, 2000. Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.

         The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also shall be considered U.S. Persons. This summary does not deal with all aspects of

U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.



===============================================================================



             $__________ Pass-Through Certificates, Series ______

            ________________________ Home Equity Loan Trust ______

                                    [LOGO]

                      ----------------------------------
                              Seller and Servicer

              Prudential Securities Secured Financing Corporation

                                   Depositor

                            ----------------------
                             Prospectus Supplement

                            ----------------------



                             Prudential Securities

[Date]


         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information.
         We are not offering the certificates offered hereby in any state where such offer is not permitted.
         We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.
         Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

================================================================================


                                                            FORM OF PROSPECTUS
                                                           SUPPLEMENT -- NOTES

Prospectus supplement to prospectus dated [[                       ]]
                                 $-----------
                            ----------------------
                     Mortgage-Backed Notes, Series _______

$______  _____% Class A-1 Notes              $________  ______% Class A-2 Notes

        _____________                            Prudential Securities Secured
          Depositor                                  Financing Corporation
                                                            Sponsor

You should read the section entitled "Risk Factors" starting on page S-__ of this prospectus supplement and page __ of the accompanying prospectus and consider these factors before making a decision to invest in the notes.

The notes represent non-recourse obligations of the trust only and are not interests in or obligations of any other person.

Neither the notes nor the underlying mortgage loans will be insured or guaranteed by any governmental agency or instrumentality.

The trust fund--

o The trust fund consists primarily of two pools of fixed-rate business and consumer purpose home equity loans secured by first- or second-lien mortgages on residential or commercial real properties.

The notes --

o Each class of notes will be backed primarily by a pledge of one of the two pools of mortgage loans.

Credit enhancement --

o The notes will have the benefit of a financial guaranty insurance policy to be issued by

                          [note insurer]

o    The notes will be cross-collateralized to a limited extent.

o    The notes have the benefit of initial over-collateralization.

o Excess interest will be used in the early years of the transaction to increase this over-collateralization.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Prudential Securities Incorporated will offer the notes offered by this prospectus supplement from time to time at varying prices to be determined at the time of sale. The notes will be available for delivery to investors in book-entry form through the facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System on or about ______________.

                             Prudential Securities

              The date of this prospectus supplement is ________

           Important notice about the information presented in this prospectus supplement and the accompanying prospectus

         We provide information to you about the notes in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your series of notes, and (2) this prospectus supplement, which describes the specific terms of your series of notes. If the accompanying prospectus contemplates multiple options, you should rely on the information in this prospectus supplement as to the applicable option.

         We cannot sell the notes to you unless you have received both this prospectus supplement and the accompanying prospectus.

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further information concerning a particular topic. The following table of contents provides the pages on which these captions are located.

                               TABLE OF CONTENTS

                                                                           Page

SUMMARY......................................................................S-5
RISK FACTORS.................................................................S-8
TRANSACTION OVERVIEW........................................................S-14
   PARTIES..................................................................S-14
   THE TRANSACTION..........................................................S-15
THE MORTGAGE LOAN POOLS.....................................................S-15
   THE POOL I MORTGAGE LOANS................................................S-20
   THE POOL II MORTGAGE LOANS...............................................S-16
   CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS..................................S-23
THE ORIGINATORS, THE DEPOSITOR AND THE SERVICER.............................S-24
   UNDERWRITING GUIDELINES..................................................S-24
   THE SERVICER.............................................................S-24
   DELINQUENCY AND LOAN LOSS EXPERIENCE.....................................S-24
THE OWNER TRUSTEE...........................................................S-26
THE INDENTURE TRUSTEE.......................................................S-26
THE COLLATERAL AGENT........................................................S-26
DESCRIPTION OF THE NOTES AND THE TRUST CERTIFICATES.........................S-26
   BOOK-ENTRY REGISTRATION..................................................S-27
   DEFINITIVE NOTES.........................................................S-31
   ASSIGNMENT AND PLEDGE OF INITIAL MORTGAGE LOANS..........................S-31
   ASSIGNMENT AND PLEDGE OF SUBSEQUENT MORTGAGE LOANS.......................S-32
   DELIVERY OF MORTGAGE LOAN DOCUMENTS......................................S-32
   REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR..........................S-34
   PAYMENTS ON THE MORTGAGE LOANS...........................................S-36
   OVER-COLLATERALIZATION PROVISIONS........................................S-37
   CROSS-COLLATERALIZATION PROVISIONS.......................................S-39
   FLOW OF FUNDS............................................................S-39
   EVENTS OF DEFAULT........................................................S-40
   REPORTS TO NOTEHOLDERS...................................................S-41
   AMENDMENT................................................................S-41
SERVICING OF THE MORTGAGE LOANS.............................................S-42
   THE SERVICER.............................................................S-42
   SERVICING FEES AND OTHER COMPENSATION AND PAYMENT OF EXPENSES............S-42
   PERIODIC ADVANCES AND SERVICER ADVANCES..................................S-42
   PREPAYMENT INTEREST SHORTFALLS...........................................S-43
   CIVIL RELIEF ACT INTEREST SHORTFALLS.....................................S-43
   OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS............................S-44
   SERVICER REPORTS.........................................................S-44
   COLLECTION AND OTHER SERVICING PROCEDURES................................S-45
   HAZARD INSURANCE.........................................................S-45
   REALIZATION UPON DEFAULTED MORTGAGE LOANS................................S-46
   REMOVAL AND RESIGNATION OF THE SERVICER..................................S-46
   OPTIONAL CLEAN-UP CALL ON THE NOTES......................................S-48
   TERMINATION; PURCHASE OF MORTGAGE LOANS..................................S-48
THE NOTE INSURANCE POLICY...................................................S-49

                                                                            PAGE

THE NOTE INSURER............................................................S-52
   THE NOTE INSURER.........................................................S-52
   REINSURANCE..............................................................S-53
   RATINGS..................................................................S-53
   CAPITALIZATION...........................................................S-53
   INSURANCE REGULATION.....................................................S-53
CERTAIN PREPAYMENT AND YIELD CONSIDERATIONS.................................S-54
   GENERAL..................................................................S-54
   WEIGHTED AVERAGE LIVES...................................................S-56
   REPORTS TO HOLDERS OF THE NOTES..........................................S-63
MATERIAL FEDERAL INCOME TAX CONSIDERATIONS..................................S-64
   TREATMENT OF THE NOTES...................................................S-64
   TREATMENT OF THE TRUST...................................................S-66
ERISA CONSIDERATIONS........................................................S-66
LEGAL INVESTMENT............................................................S-67
PLAN OF DISTRIBUTION........................................................S-67
INCORPORATION OF INFORMATION BY REFERENCE...................................S-67
ADDITIONAL INFORMATION......................................................S-68
EXPERTS.....................................................................S-68
LEGAL MATTERS...............................................................S-68
RATINGS.....................................................................S-68
INDEX OF DEFINED TERMS......................................................S-70
ANNEX I.....................................................................S-73
   INITIAL SETTLEMENT.......................................................S-73
   SECONDARY MARKET TRADING.................................................S-74
   CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS...............S-75

                                    Summary

     o This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the notes, carefully read this entire prospectus supplement and the accompanying prospectus.

     o This summary provides an overview of certain calculations, cash flow priorities and other information to aid your understanding and is qualified by the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus. Some of the information consists of forward-looking statements relating to future economic performance or projections and other financial items. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, and various other matters, all of which are beyond our control. Accordingly, what actually happens may be very different from what we predict in our forward-looking statements.

                        -------------------------------

The Notes and the Trust Certificates

The __________________ will issue the class A-1 notes and the class A-2 notes.

The trust will also issue two classes of trust certificates which are not offered by this prospectus supplement.

Cut-off Date

----------.

Closing Date

On or about __________.

Servicer and Seller

--------------------.

The Depositor

Prudential Securities Secured Financing Corporation, a Delaware corporation.

Trustee

______________________________, a national banking association.

Note Insurer

___________________________, a _________ stock insurance company.

Distribution Dates

Distributions on the notes will be made on the ____ day of each month, or, if the ____ day is not a business day, on the next business day, beginning on
_________.

Distributions of Interest

On each distribution date, noteholders will receive the interest that has accrued on the notes.

The accrual period for the notes is the calendar month preceding the distribution date. All computations of interest accrued on the notes will be made on the basis of a 360-day year consisting of twelve 30-day months.

Distributions of Principal

On each distribution date, noteholders will receive principal distributions. The amount of these distributions will be based on the amount of principal collected on the underlying mortgage loans during the prior calendar month.

In addition, in accordance with the over-collateralization features of the transaction, holders may also receive extra distributions of principal from excess interest on a distribution date.

The Mortgage Loans

The mortgage loans will be primarily fixed-rate, closed-end, monthly pay, business and consumer purpose home equity loans secured by first, second or multiple mortgages or deeds of trust on residential or commercial real properties.

On the closing date, the aggregate principal balance of the pool I mortgage loans will be approximately $_____________ and the aggregate principal balance of the pool II mortgage loans will be approximately $_____________.

The aggregate principal balance of the mortgage loans purchased by the trust on the closing date will be less than the amount required to be held by the trust. The amount of the difference will be placed in the pre-funding accounts and used for the purchase of mortgage loans after the closing date.

Option of the Servicer to Call Either Class of Notes

The servicer may, at its option, call the class A-1 notes or the class A-2 notes on any distribution date after the aggregate outstanding principal balance of the class is equal to or less than 10% of the aggregate original principal balance of the class.

Option of the Servicer to Terminate the Trust

The servicer may, at its option, terminate the trust on any distribution date after the aggregate outstanding principal balance of all mortgage loans is less than 10% of the sum of the aggregate original principal balance of the mortgage loans purchased on the closing date and the amount on deposit in the pre-funding accounts on the closing date.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the notes consists solely of:

     o    overcollateralization, and

     o    the note insurance policy.

Overcollateralization

On the closing date, the initial principal balance of the mortgage loans will exceed the note principal balances of the notes (i.e., the mortgage balance is "overcollateralized") by approximately $_________. Furthermore, the terms of the Indenture are designed to cause a limited acceleration of the notes relative to the amortization of the mortgage loans, thereby causing additional overcollateralization. The purpose of overcollateralization is to ensure that there are excess funds available to pay interest and principal on the notes so that the notes will have some protection against payment shortfalls.

The required level of overcollateralization may increase or decrease over time. Any increase may result in an accelerated amortization of the notes until the required level is reached. Any decrease will result in slower amortization of the notes until the required level is reached.

Note Insurance Policy

The note insurance policy will guaranty the payment of principal and interest on the notes to the extent described in this prospectus supplement.

ERISA Considerations

Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the notes may be purchased by any employee benefit plan or other retirement arrangement subject to ERISA or the Internal Revenue Code.

Federal Income Tax Status

It is the opinion of ____________, special federal tax counsel to the trust, that for federal income tax purposes

     o    the notes will be characterized as indebtedness and

     o the trust will not be characterized as an association, or a publicly traded partnership, taxable as a corporation or as a taxable mortgage pool.

Each noteholder, by the acceptance of a note, will agree to treat the notes as indebtedness.

Ratings

In order to be issued, the notes must be rated [ _____ ] by ________________ and [ _______ ] by ____________, taking into account the note insurance policy issued for the notes.

                                 Risk Factors

         Investors should consider, among other things, the following factors -- as well as the factors listed under "Risk Factors" in the accompanying prospectus -- before deciding to invest in the notes.

If the funds on deposit in the pre-funding accounts are not used to purchase additional mortgage loans, those funds will be distributed as a prepayment of principal, which may adversely affect the yield on your note.

         If the principal balance of the eligible mortgage loans available for purchase by the trust on _____________ is less than the amount on deposit in either pre-funding account on that date, the remaining amount will be applied as a prepayment of principal on the following distribution date to the holders of the class of notes relating to that pre-funding account. You will bear the risk of reinvesting these unscheduled distributions and there can be no assurance that you will be able to reinvest them at a yield equaling or exceeding the yield or your note.

         If the originators do not have sufficient additional mortgage loans that satisfy the requirements listed on pages S-16 and S-17 of this prospectus supplement, a prepayment will occur.

Because many of the mortgage loans backing your note were made to borrowers with impaired or unsubstantiated credit histories, there is a greater risk of delinquent payments on these mortgage loans, which could lead to greater risk of losses on your note.

         The mortgage loans were made, in part, to borrowers who, for one reason or another, are not able, or do not wish, to obtain financing from traditional sources like commercial banks. These mortgage loans may be considered to be of a riskier nature than mortgage loans made by traditional sources of financing, so that the holders of the notes may be deemed to be at greater risk than if the mortgage loans were made to other types of borrowers.

         The underwriting standards used in the origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac concerning a borrower's credit history and in other respects. Borrowers on the mortgage loans may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Geographic concentration of the mortgage loans in particular jurisdictions may result in greater losses if those jurisdictions experience economic downturns.

         Some geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the mortgage loans in any of these regions may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration. The mortgaged properties underlying the mortgage loans are located primarily on the eastern seaboard of the United States. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this area of the country would more greatly affect the pool than if the pool were more diversified.

         In particular, the states listed below had the following percentages of mortgage loans in pool I and pool II, measured as of _______, ______, which are secured by mortgaged properties located in the their states:

                         ---------      ---------      ---------      -------   -------
Pool I................          %              %              %            %          %
Pool II...............          %              %              %            %          %

--------------------------------------------------------------------------------
         Because of the relative geographic concentration of the mortgage loans within the states of _____________, _____________, _____________,
_____________ and _____________, losses on the mortgage loans may be higher than would be the case if the mortgage loans were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to particular types of special hazards, like earthquakes and other natural disasters and major civil disturbances, than residential or commercial properties located in other parts of the country. In addition, the economies of _____________, _____________, _____________, _____________ and
_____________ may be adversely affected to a greater degree than the economies of other areas of the country by regional developments. If the _____________, _____________, _____________, _____________ and _____________ residential or commercial real estate markets experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may be expected to increase and this increase may be substantial.

A portion of the mortgage loans require large balloon payments at maturity; these balloon loans may involve a greater risk of default due to these large payments, which could lead to losses on your securities.

         Approximately ____% of the mortgage loans in pool I, measured as of _____, ____, and ____% of the mortgage loans in pool II, measured as of ____,
____, are not fully amortized over their terms and instead require substantial balloon payments on their maturity dates. Because the principal balances of these balloon loans do not fully amortize over their term, these balloon loans may involve greater risks of default than mortgage loans whose principal balance is fully amortized over the term of the mortgage loan. The borrower's ability to pay the balloon amount due at maturity of his or her balloon loan will depend on the borrower's ability to obtain adequate refinancing or funds from other sources to repay the balloon loan. The originators have only limited historical default data concerning their balloon loans and they do not believe that their data is sufficient to predict the default experience of the balloon loans.

A portion of the mortgage loans are secured by subordinate mortgages; in the event of a default, these mortgage loans are more likely to experience losses.

         Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____,
____, are secured by subordinate or junior mortgages which are subordinate to the rights of the holder of the senior mortgages. As a result, the proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of the mortgage loan only to the extent that the claims, if any, of each senior mortgagee are satisfied in full, including any foreclosure costs. In addition, a holder of a junior mortgage may not foreclose on the mortgaged property securing the mortgage unless it either pays the entire amount of each of the senior mortgages to the mortgagees at or prior to the foreclosure sale or undertakes the obligation to make payments on each of the senior mortgages in the event of default thereunder. In servicing business and consumer purpose home equity loans in its portfolio, it is the servicer's practice to satisfy or reinstate each first mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on the mortgage loans or otherwise. The trust will have no source of funds to satisfy any senior mortgage or make payments due to any senior mortgagee.

         An overall decline in the residential or commercial real estate markets could adversely affect the values of the mortgaged properties and cause the outstanding principal balances of the mortgage loans, together with the primary senior financing thereon, equals or exceeds the value of the mortgaged properties. This type of decline would adversely affect the position of a second mortgagee before having the same effect on the first mortgagee. A rise in interest rates over a period of time and the general condition of the mortgaged property as well as other factors may have the effect of reducing the value of the mortgaged property from the appraised value at the time the mortgage loan was originated. If there is a reduction in value of the mortgaged property, the ratio of the amount of the mortgage loan to the value of the mortgaged property may increase over what it was at the time the mortgage loan was originated. This type of increase may reduce the likelihood of liquidation or other proceeds being sufficient to satisfy the mortgage loan after satisfaction of any first liens.

A portion of the mortgage loans are high LTV loans which may not have adequate security in the event of a default, which could lead to losses on your note.

         Even though all of the mortgage loans are secured be residential real estate, approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____,
____, are secured by real estate which has a value that may be close to, or even less than, the amount of the loan. As a result, the mortgaged properties may not provide adequate security for these high LTV loans. Underwriting analysis of high LTV loans relies more heavily on the mortgagor's creditworthiness than on the protection afforded by the security interest in the underlying mortgaged property.

         Additionally, there is also the risk that if the borrower moves, he or she will be unable to pay the loan in full from the proceeds of the sale of the property. The costs incurred by the servicer in the collection and liquidation of high LTV loans may be higher for high LTV than for other types loans, because the servicer may be required to pursue collection solely against the borrower. Consequently, the losses on defaulted high LTV loans may be more severe as there is no assurance that any proceeds will be recovered, which could lead to losses on your note.

Security interests in the manufactured homes may not be perfected and the issuer may not realize upon the full amount due under the loan.

         Approximately _____% of the mortgage loans in pool I, measured as of ____, _____, and ____% of the mortgage loans in pool II, measured as of ____,
____, are secured by manufactured homes and, in some cases, the real estate on which the manufactured home is located. Some federal and state laws, which do not apply to other types of mortgage loans, limit the issuer's ability to foreclose on manufactured homes or may limit the amount realized to less than the amount due under the loan. These limitations could cause losses on your note.

Unpredictability of Prepayments and Effect on Yields

         Borrowers may prepay their mortgage loans in whole or in part at any time. We cannot predict the rate at which borrowers will repay their mortgage loans. A prepayment of a mortgage loan generally will result in a prepayment on the notes.

          o If you purchase your notes at a discount and principal is repaid slower than you expect, then your yield may be lower than you expect.

          o If you purchase your notes at a premium and principal is repaid faster than you expect, then your yield may be lower than you expect.

          o The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, if prevailing interest rates decline significantly below the interest rates on the mortgage loans, the mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the mortgage loans. Conversely, if prevailing interest rates rise significantly, the prepayments on the mortgage loans are likely to decrease.

          o Approximately ____% of the mortgage loans by aggregate principal balance as of the cut-off date require the mortgagor to pay a penalty if the mortgagor prepays the mortgage loan during a specified period. A prepayment penalty may discourage a mortgagor from prepaying the mortgage loan during the applicable period.

          o The seller may be required to purchase mortgage loans from the trust in the event certain breaches of representations and warranties occur and are not cured. In addition, the servicer has the option to purchase mortgage loans that become ninety days or more delinquent, subject to certain limitations and conditions described in this prospectus supplement. These purchases will have the same effect on the holders of the related class or classes of notes as a prepayment of the mortgage loans.

          o If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

          o The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of certain classes of the notes.

Potential Inadequacy of Credit Enhancement for the Notes

         The credit enhancement features applicable to the notes are intended to enhance the likelihood that holders of the notes will receive regular payments of interest and, if applicable, principal. However, the credit enhancement may not adequately cover any shortfalls in cash available to pay your notes as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if such advances are not likely to be recovered.

         If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, and the note insurer were unable to pay under the financial guaranty policy, you may suffer losses.

Rating of the Notes Based Primarily on Rating of the Note Insurer

         The ratings on the notes will depend primarily on the claims-paying ability of the note insurer. Therefore, a reduction of the rating assigned to the claims-paying ability of the note insurer may result in a corresponding reduction on the ratings assigned to the notes. In general, the ratings address credit risk and do not address the likelihood of prepayments.

Effect of the Rate Caps on Certain Classes of Notes

         The Class ___ Notes will accrue interest at the respective rates specified on the cover of this prospectus supplement, but in each case will be subject to a rate cap. The rate cap in each case will be based on the weighted average of the interest rates of the mortgage loans net of certain trust expenses. _____% of the mortgage loans accrue interest at various fixed rates. As a result, the Class ___ Notes may accrue less interest than they would accrue if their rates were calculated solely on the basis set forth on the cover. The related classes of notes do not provide for any "carry-forward" or "catch-up" if the amount of interest paid to the holders of such notes is reduced.

Interest Payments May be Insufficient

         When a mortgage loan is prepaid in full or in part, the borrower is charged interest only up to the date on which payment is made, rather than for an entire month. This may result in a shortfall in interest collections available for payment on the next distribution date. The servicer is required to cover the shortfall in interest collections that are attributable to prepayments in full or in part, but only up to the amount of the servicer's fee for the related accrual period. The note insurer will not be required to cover this shortfall. If the other credit enhancement is insufficient to cover this shortfall in excess of the servicing fee, it may adversely affect the yield on your investment.

         Furthermore, certain shortfalls in interest collections arising from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 will not be covered by either the servicer or the note insurer.

Delay in Receipt of Liquidation Proceeds; Liquidation Proceeds May Be Less than Mortgage Loan Balance

         Substantial delays could be encountered in connection with the liquidation of delinquent mortgage loans. Further, liquidation expenses such as legal fees, real estate taxes and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable to you. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the note insurer fails to perform its obligations under the note insurance policy and the other credit enhancements are insufficient to cover the loss.

Origination Risks; Seller's Reliance on Brokers and Correspondents

         The seller depends largely on independent mortgage brokers and, to a lesser extent, on correspondent lenders, for its originations and purchases of mortgage loans, including the mortgage loans. All brokers and correspondents in the seller's network must undergo an approval process and enter into an agreement with the seller pursuant to which the broker or correspondent agrees to comply with the seller's eligibility and origination requirements. Generally, the seller underwrites all loans it funds through brokers and purchases through correspondents, and regularly reviews the performance of loans originated or purchased through its brokers and correspondents as well as undertakes pre-closing and post-closing quality control procedures involving random samples of loans to confirm that the loans are being originated and underwritten in accordance with its guidelines (subject to exceptions approved by the seller prior to loan funding).

The Servicer Does Not Have Any Significant Historical Loss and Delinquency Data

         The servicer commenced its servicing activities for mortgage loans in __________. As a result, the servicer has limited historical data available regarding loan performance. Consequently, the servicer has been unable to develop meaningful statistics relating to the historical performance of the mortgage loans in its servicing portfolio. As a result, it is unknown how the servicer's mortgage loan portfolio will perform relative to the portfolios of other mortgage lenders and servicers. There can be no assurance regarding the level of losses and delinquencies that the mortgage loans will experience.

Other Legal Considerations

         Federal and state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices, among other factors:

          o    regulate interest rates and other charges on mortgage loans;

          o    require certain disclosures to borrowers;

          o    require licensing of the seller and other originators; and

          o regulate generally the origination, servicing and collection process for the mortgage loans.

         For example, as of the Cut-off Date, approximately ____% of the mortgage loans (by aggregate principal balance as of the cut-off date), are subject to the Riegle Community Development and Regulatory Improvement Act of 1994. The Riegle Act incorporates the Home Ownership and Equity Protection Act of 1994 and certain regulations of the Truth-In-Lending Act. The Riegle Act imposes additional disclosure and other requirements on creditors with respect to non- purchase money home equity loans with high interest rates or high upfront fees and charges.

         Depending on the specific facts and circumstances involved, violations of laws such as the Riegle Act may limit the ability of the trust to collect on the mortgage loans, may entitle the borrower to a refund of amounts previously paid and could result in liability for damages and administrative enforcement. In addition, there may be circumstances in which the trust, as owner of the mortgage loans, would be subject to all of the claims and defenses that a borrower could assert against the original lender. As a result, the trust may be subject to damages and administrative penalties arising out of unlawful lending practices if it is determined that a violation has occurred.

Prepayments on the mortgage loans could lead to shortfalls in the payment of interest on your note.

         The scheduled monthly payment dates for the mortgage loans occur throughout a month. When a principal prepayment in full is made on a mortgage loan, the mortgagor is charged interest only up to the date of the prepayment, instead of for a full month. However, the principal receipts will only be passed through to the holders of the notes once a month, on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay, without any right of reimbursement, those shortfalls in interest collections payable on the notes that are attributable to the difference between the interest paid by a mortgagor in connection with a prepayment in full and thirty days' interest on the mortgage loan, but only to the extent of the servicing fee for that calendar month.

         If the servicer fails to make these payments or the shortfall exceeds the servicing fee, there will be less funds available for the payment of interest on a class of notes. These shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on that class of notes, are not covered by the note insurance policy.

         Some of the terms used in this prospectus supplement are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus supplement under the heading "Glossary."

                             Transaction Overview

         Parties

          The Trust. ___________________, a Delaware business trust. The principal executive office of the trust is in Wilmington, Delaware, in care of the owner trustee, at the address of the owner trustee specified below.

          The Sponsor. Prudential Securities Secured Financing Corporation, a Delaware corporation. The principal executive office of the sponsor is located at One New York Plaza, 14th Floor, New York, New York 10292, and its telephone number is (212) 778-1000.

          The Depositor. ________________, a __________ corporation, which is owned by the originators. The principal executive office of the depositor is at ___________________________, and its telephone number is -------------.

          The Originators. _____________, a _____________ corporation, and _____________, a _____________ corporation, originated or purchased the mortgage loans. For a description of the business of the originators, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Servicer and the Subservicers. _____________ will act as servicer of the mortgage loans, and _____________ and _____________ will act as subservicers for different portions of the mortgage loans. For a description of the business of the servicer, see "The Originators, the Depositor and the Servicer" in this prospectus supplement.

         The Indenture Trustee. _____________, a _____________ banking corporation. The corporate trust office of the indenture trustee is located at _____________, and its telephone number is _____________. For a description of the indenture trustee and its responsibilities concerning the notes, see "The Indenture Trustee" in this prospectus supplement.

         The Owner Trustee. ___________________________, a national banking association. The corporate trust office of the owner trustee is located at _______________________, and its telephone number is _____________. For a description of the owner trustee and its responsibilities concerning the notes and the mortgage loans, see "The Owner Trustee" in this prospectus supplement.

          The Collateral Agent. _________________________, a national banking association. The corporate trust office of the collateral agent is located at ________________________, and its telephone number is _____________.

         The Note Insurer. ___________________________, a _____________
financial guaranty insurance company. The note insurer will issue a financial guaranty insurance policy for the benefit of the holders of the notes. For a description of the business and selected financial information of the note insurer, see "The Note Insurance Policy" and "The Note Insurer" in this prospectus supplement.

          The Rating Agencies. ________________________________ and
__________________ will issue ratings for each class of notes.

The Transaction

         Formation of the Trust and Issuance of the Trust Certificates. The trust will be formed pursuant to the terms of a Trust Agreement, dated as of _____________, between the owner trustee and the depositor. Under the Trust Agreement, the trust will also issue the trust certificates to the depositor, each evidencing the entire beneficial ownership interest in the sub-trust of the trust consisting of a pool of mortgage loans.

         Sale and Servicing of the Mortgage Loans. The mortgage loans have been originated or purchased by the originators pursuant to their respective underwriting guidelines, as described under "The Originators, the Depositor and the Servicer." The originators will sell the mortgage loans to the depositor, pursuant to Loan Sale Agreement, dated as of _____________, among the originators and the depositor. The depositor will sell the mortgage loans to the trust pursuant to a Sale and Servicing Agreement, dated as of _____________, among the depositor, the trust, the servicer, the collateral agent and the indenture trustee. The servicer will service the mortgage loans pursuant to the terms of the Sale and Servicing Agreement.

         Issuance of the Notes. Pursuant to the terms of an Indenture, dated as of _____________, between the trust and the indenture trustee, the trust will pledge the trust estate to the indenture trustee, for the benefit of the holders of the notes and the note insurer, and issue the notes.

         Issuance of the Note Insurance Policy. The note insurer will issue the note insurance policy pursuant to the terms of an Insurance and Indemnity Agreement, dated as of _____________, among the note insurer, the trust, the depositor, the originators and the servicer.

                            The Mortgage Loan Pools

         Difference between Statistical Calculation Date and Closing Date Pools. The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the pools of mortgage loans that existed on a statistical calculation date, in this case _______, ____. Pool I aggregated $_____________ as of the statistical calculation date and pool II aggregated $_____________ as of the statistical calculation date. The depositor expects that the actual pools on the closing date will represent approximately $_____________ in aggregate principal balance of mortgage loans in pool I, as of a cut-off date of ______________, ___________, and approximately $_____________ in aggregate principal balance of mortgage loans in pool II, as of the cut-off date. The additional mortgage loans will represent mortgage loans acquired or to be acquired by the trust on or prior to the closing date. In addition, the pools that existed on the statistical calculation date, for which statistical information is presented in this prospectus supplement, will amortize in part prior to the closing date. Moreover, some mortgage loans included in the pools as of the statistical calculation date may prepay in full, or may be determined not to meet the eligibility requirements for the final pools, and may not be included in the final pools. As a result of the foregoing, the statistical distribution of characteristics as of the closing date for the final mortgage loan pools will vary somewhat from the statistical distribution of the characteristics as of the statistical calculation date as presented in this prospectus supplement, although this variance should not be material. In the event that the depositor does not, as of the closing date, have the full amount of mortgage loans which the depositor expects to sell to the trust on this date, the depositor will increase the size of the pre-funding accounts and the capitalized interest accounts, as applicable.

         Additional mortgage loans are intended to be purchased by the trust from time to time on or before _____________ from funds on deposit in the pre-funding accounts. These subsequent mortgage loans to be purchased by the trust, if available, will be originated or purchased by the originators, sold by the originators to the depositor and then sold by the depositor to the trust. The Indenture will provide that the mortgage loans, following the conveyance of the subsequent mortgage loans, must in the aggregate conform to specified characteristics described below under " -- Conveyance of subsequent mortgage loans."

         Unless otherwise noted, all statistical percentages in this prospectus supplement are approximate and are measured by the aggregate principal balance of the applicable mortgage loans in relation to the aggregate principal balance of the mortgage loans in the applicable pool, in each case, as of the statistical calculation date.

         The mortgage loans will be predominantly business or consumer purpose residential home equity loans used to refinance an existing mortgage loan, to consolidate debt, or to obtain cash proceeds by borrowing against the mortgagor's equity in the mortgaged property in order to provide funds for, working capital for business, business expansion, equipment acquisition, or personal acquisitions. The mortgaged properties securing the mortgage loans consist primarily of single-family residences -- which may be detached, part of a multi-family dwelling, a condominium unit, a townhouse, a mobile home or a unit in a planned unit development -- and commercial or mixed use property. The mortgaged properties may be owner-occupied properties, which includes second and vacation homes, non-owner occupied investment properties or business purpose properties.

         The majority of the mortgage loans have a prepayment fee clause. These prepayment fee clauses generally provide that the mortgagor pay, upon prepayment, one or more of the following:

          o a fee equal to a percentage, negotiated at origination, of the outstanding principal balance of the mortgage loan,

          o a fee which is designed to allow the holder of the mortgage note to earn interest on the mortgage loan as if the mortgage loan remained outstanding until a designated point in time, or

          o a fee equal to the amount of interest on the outstanding principal balance of the mortgage loan calculated pursuant to a rule of 78's calculation, which has the effect of requiring the mortgagor to pay a greater amount of interest than would be required to be paid if the actuarial method of calculating interest was utilized.

The Pool I Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool I had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least ____% per annum.

         The combined loan-to-value ratios or CLTV's described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline and cause the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry generally.

         As of the statistical calculation date, the mortgage loans in pool I had the following characteristics:

          o there were ___ mortgage loans under which the mortgaged properties are located in __ states,

          o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

          o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

          o the mortgage interest rates ranged from _____% to ____% per annum, and the weighted average mortgage interest rate was approximately ____% per annum,

          o the original term to stated maturity ranged from ___ months to 360 months,

          o the remaining term to stated maturity ranged from __ months to ____ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ____ months,

          o    no mortgage loan had a maturity later than _________,

          o approximately _______% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

          o    the weighted average CLTV was approximately _____%,

          o approximately _____% of mortgage loans are secured by first liens, and approximately _____% of mortgage loans are secured by second liens, and

          o    approximately _____%, _____%, ____%, _____% and ____% of the mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________,
               _____________ and _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool I. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool I. Due to rounding, the percentages shown may not precisely total 100.00%.

                                    Pool I

               Geographical Distribution of Mortgaged Properties

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
                State                     Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------       ---------------        -----------------     --------------------------------

     Total


                          Distribution of CLTV Ratios

              Original                       Number of          Aggregate Unpaid     % of Statistical Calculation Date
             CLTV Range                   Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                 Distribution of Gross Mortgage Interest Rates

           Gross Mortgage                    Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Interest Rate Range              Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Original Terms to Maturity
                                  (in months)

       Range of Original Terms               Number of          Aggregate Unpaid     % of Statistical Calculation Date
             (in months)                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Remaining Terms to Maturity
                                  (in months)

      Range of Remaining Terms               Number of          Aggregate Unpaid     % of Statistical Calculation Date
             (in months)                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Original Principal Balances

   Range of Original Mortgage Loan           Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Principal Balances               Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Current Principal Balances

   Range of Current Mortgage Loan            Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Principal Balances               Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                          Distribution by Lien Status

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
             Lien Status                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                       Distribution by Amortization Type

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
          Amortization Type               Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                       Distribution by Occupancy Status

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
          Occupancy Status                Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                         Distribution by Property Type

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
            Property Type                 Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total



The Pool II Mortgage Loans

         As of the statistical calculation date, each of the mortgage loans in pool II had a remaining term to maturity of no greater than 360 months and had a mortgage interest rate of at least _____% per annum.

         The CLTVs described in this prospectus supplement were calculated based upon the appraised values of the mortgaged properties at the time of origination. No assurance can be given that the appraised values of the mortgaged properties have remained or will remain at the levels that existed on the dates of origination of the mortgage loans. If property values decline and cause the outstanding principal balances of the mortgage loans, together with the outstanding principal balances of any first liens, to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those historically experienced by the servicer, as described below under "The Originators, the Depositor and the Servicer -- Delinquency and Loan Loss Experience," and in the mortgage lending industry.

         As of the statistical calculation date, the mortgage loans in pool II had the following characteristics:

          o there were ___ mortgage loans under which the mortgaged properties are located in ___ states,

          o the aggregate principal balance, after application of all payments due on or before the statistical calculation date, was $_____________,

          o the minimum principal balance was $_____________, the maximum principal balance was $_____________, and the average principal balance was $_____________,

          o the mortgage interest rates ranged from ____% to ___% per annum, and the weighted average mortgage interest rate was approximately ___% per annum,

          o the original term to stated maturity ranged from __ months to 360 months,

          o the remaining term to stated maturity ranged from __ months to ___ months, the weighted average original term to stated maturity was approximately ___ months and the weighted average remaining term to stated maturity was approximately ___ months,

          o    no mortgage loan had a maturity later than _____________,

          o approximately ____% of the aggregate principal balance of the mortgage loans require monthly payments of principal that will fully amortize these mortgage loans by their respective maturity dates, and approximately ____% of the aggregate principal balance of the mortgage loans are balloon loans,

          o    the weighted average CLTV was approximately ____%,

          o approximately ____% of mortgage loans are secured by first liens, and approximately ____% of mortgage loans are secured by second liens, and

          o    approximately ___%, ___%, ____%, ____% and ____% of the
               mortgage loans are secured by mortgaged properties located in the States of _____________, _____________, _____________,
               _____________ and _____________, respectively.

         On or prior to _____________, the trust is expected to purchase, subject to availability, subsequent mortgage loans to be added to pool II. The maximum aggregate principal balance of subsequent mortgage loans that may be purchased is expected to be approximately $_____________.

         The following tables present statistical information on the mortgage loans in pool II. Due to rounding, the percentages shown may not precisely total 100.00%.

               Geographical Distribution of Mortgaged Properties

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
                State                     Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                          Distribution of CLTV Ratios

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Original CLTV Ratio              Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                 Distribution of Gross Mortgage Interest Rates

           Gross Mortgage                    Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Interest Rate Range              Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Original Terms to Maturity
                                  (in months)

       Range of Original Terms               Number of          Aggregate Unpaid     % of Statistical Calculation Date
             (in months)                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Remaining Terms to Maturity
                                  (in months)

      Range of Remaining Terms               Number of          Aggregate Unpaid     % of Statistical Calculation Date
             (in months)                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Original Principal Balances

     Range of Original Mortgage              Number of          Aggregate Unpaid     % of Statistical Calculation Date
       Loan Principal Balances            Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                  Distribution of Current Principal Balances

   Range of Current Mortgage Loan            Number of          Aggregate Unpaid     % of Statistical Calculation Date
         Principal Balances               Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                          Distribution by Lien Status

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
             Lien Status                  Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total

                       Distribution by Amortization Type

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
          Amortization Type               Mortgage Loans        Principal Balance       Aggregate Principal Balance
----------------------------------        --------------        -----------------     --------------------------------

     Total


                       Distribution by Occupancy Status

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
          Occupancy Status                Mortgage Loans        Principal Balance       Aggregate Principal Balance


----------------------------------        --------------        -----------------     --------------------------------

     Total

                         Distribution by Property Type

                                             Number of          Aggregate Unpaid     % of Statistical Calculation Date
            Property Type                 Mortgage Loans        Principal Balance       Aggregate Principal Balance


----------------------------------        --------------        -----------------     --------------------------------

     Total


Conveyance of subsequent mortgage loans

         The Indenture permits the trust to acquire subsequent mortgage loans with the funds on deposit in the pre-funding accounts. It is expected that the amount on deposit in the pre-funding accounts on the closing date will be approximately $_____________ for pool I and $_____________ for pool II. Accordingly, the statistical characteristics of the mortgage loans in pool I and pool II will vary as of any subsequent cut-off date upon the acquisition of subsequent mortgage loans.

         The obligation of the trust to purchase the subsequent mortgage loans on any subsequent transfer date during the Pre-Funding Period is subject to the following requirements:

          o the subsequent mortgage loan may not be 30 or more days contractually delinquent as of a subsequent cut-off date which is the close of business on the last day of the calendar month preceding the month in which the subsequent mortgage loan was purchased by the trust;

          o the original term to maturity of the subsequent mortgage loan may not exceed 360 months for pool I and 360 months for pool II;

          o the subsequent mortgage loan must have a mortgage interest rate of at least ____% for pool I and ____% for pool II;

          o the purchase of the subsequent mortgage loans is consented to by the note insurer and the rating agencies, notwithstanding the fact that the subsequent mortgage loans meet the parameters stated in this prospectus supplement;

          o the principal balance of any subsequent mortgage loan may not exceed $_____________ for pool I and $_____________ for pool
               II;

          o no more than _____% for pool I and ____% for pool II of the aggregate principal balance of the subsequent mortgage loans may be second liens;

          o no subsequent mortgage loan shall have a CLTV of more than (a) for consumer purpose loans, ___% for pool I and ____% for pool II, and (b) for business purpose loans, ___% for pool I and ___% for pool II;

          o no more than ____% for pool I and ___% for pool II of the subsequent mortgage loans may be balloon loans;

          o no more than ____% for pool I and ____% for pool II of the subsequent mortgage loans may be secured by mixed-use properties, commercial properties, or five or more unit multifamily properties; and

          o following the purchase of the subsequent mortgage loans by the trust, the mortgage loans, including the subsequent mortgage loans, (a) will have a weighted average mortgage interest rate,
               (I) for consumer purpose loans, of at least ____% for pool I and ____% for pool II and (II) for business purpose loans, of at least ____% for pool I and ____% for pool II; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, ____% for pool I and ____% for pool II, and (II) for business purpose loans, ____% for pool I and ____% for pool II.

         The Indenture will provide that any of these requirements may be waived or modified in any respect upon prior written consent of the note insurer, with the exception of the requirements concerning maximum principal balance.

                The Originators, the Depositor and the Servicer

                            [Corporate description]
            [To be supplied by originators, depositor and servicer]

Underwriting Guidelines

                        [To be supplied by originators]

The Servicer

                         [To be supplied by servicer]

Delinquency and Loan Loss Experience

         The following tables present information relating to the delinquency and loan loss experience on the mortgage loans included in originators servicing portfolio for the periods shown. The delinquency and loan loss experience represents the historical experience of the originators, and there can be no assurance that the future experience on the mortgage loans in the trust will be the same as, or more favorable than, that of the mortgage loans in the originators' overall servicing portfolio.

                    Delinquency and Foreclosure Experience
                            (Dollars in Thousands)

                                             At                  At                  At
                                     -----------------   -------------------   ------------------
                                                 % of                 % of                 % of
                                      Amount    Amount    Amount     Amount    Amount     Amount
                                     Serviced  Serviced  Serviced   Serviced   Serviced  Serviced
                                     --------  -------   ---------  --------   --------  --------

Servicing portfolio..............

  Past due loans:
    60-89 days...................
    90 days or more .............   --------  -------   ---------  --------   --------  --------

Total past due loans.............

REO Properties...................   --------  -------   ---------  --------   --------  --------


Total past due loans, foreclosures pending and REO Properties(3)....

The foregoing table was prepared assuming that:

o the past due period is based on the actual number of days that a payment is contractually past due; a loan as to which a monthly payment was due 60-89 days prior to the reporting period is considered 60-89 days past due, etc.;

o    total past due loans includes pending foreclosures; and

o an "REO property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.

                          Loan Charge-Off Experience
                            (Dollars in Thousands)

                                                      At                    At                    At
                                                  -----------           -----------            --------
Servicing portfolio at period end.........
Average outstanding.......................
  Gross losses............................
  Loan recoveries.........................

  Net loan charge-offs....................

  Net loan charge-offs as a percentage
  of servicing portfolio at period end....

  Net loan charge-offs as a percentage
  of average outstanding..................

The foregoing table was prepared assuming that:

o "average outstanding" is the arithmetic average of the principal balances of the loans in the originators' servicing portfolio outstanding at the opening and closing of business for this period; and

o "gross losses" means the outstanding principal balance plus accrued but unpaid interest on liquidated mortgage loans.

         While the above delinquency and foreclosure and loan charge-off experiences are typical of the originators' experiences at the dates for the periods indicated, there can be no assurance that the delinquency and foreclosure and loan charge-off experiences on the mortgage loans will be similar. Accordingly, the information should not be considered to reflect the credit quality of the mortgage loans included in the trust, or as a basis of assessing the likelihood, amount or severity of losses on the mortgage loans. The statistical data in the tables is based on all of the mortgage loans in the originators' servicing portfolio. The mortgage loans, in general, may have characteristics which distinguish them from the majority of the loans in the originators' servicing portfolio.

                               The Owner Trustee

         ________________________, a national banking association, has its corporate trust offices located at ________________________. The owner trustee will perform limited administrative functions on behalf of the trust pursuant to the Trust Agreement. The owner trustee's duties in connection with the issuance and sale of the notes are limited solely to its express obligations under the Trust Agreement.

                             The Indenture Trustee

          ________________________, a ____________ banking corporation, has an office at ________________________. The indenture trustee will act as initial authenticating agent, paying agent and note registrar pursuant to the terms of the Indenture.

                             The Collateral Agent

         ________________________, a national banking association, has its corporate trust office at ________________________. The collateral agent's duties are limited solely to its express obligations under the Sale and Servicing Agreement.

              Description of the Notes and the Trust Certificates

         On the closing date, the trust will issue the Class A-1 notes and the Class A-2 notes pursuant to the Indenture. Each Class A-1 note represents a debt obligation of the trust secured by a pledge of the portion of the trust estate consisting of the pool I mortgage loans and, to the extent provided in this prospectus supplement, the pool II mortgage loans. Each Class A-2 note represents a debt obligation of the trust secured by a pledge of the portion of the trust estate consisting of the pool II mortgage loans and, to the extent provided in this prospectus supplement, the pool I mortgage loans. Pursuant to the Trust Agreement, the trust will also issue two classes of trust certificates, together representing the entire beneficial ownership interest in the trust. Each class of trust certificate will represent the entire beneficial ownership interest in one pool of mortgage loans. None of the trust certificates may be transferred without the consent of the note insurer and compliance with the transfer provisions of the Trust Agreement.

     The trust estate consists of

     o the mortgage loans, together with the mortgage files relating thereto and all collections thereon and proceeds thereof collected after the cut-off date,

     o the assets as from time to time are identified as REO property and collections thereon and proceeds thereof,

     o assets that are deposited in the accounts relating to the trust, including amounts on deposit in the Accounts and invested in accordance with the Indenture and the Sale and Servicing Agreement,

     o the indenture trustee's rights under all insurance policies required to be maintained on the mortgage loans pursuant to the Sale and Servicing Agreement and any insurance proceeds,

     o    Liquidation Proceeds and

     o released mortgaged property proceeds. In addition, the depositor will cause the note insurer to issue the note insurance policy under which it will guarantee payments to the holders of the notes as described in this prospectus supplement.

         The notes will be issued only in book-entry form, in denominations of $1,000 initial principal balance and integral multiples of $1,000 in excess thereof, except that one note of each class may be issued in a different amount.

Book-Entry Registration

         The notes are sometimes referred to in this prospectus supplement as "book-entry notes." No person acquiring an interest in the book-entry notes will be entitled to receive a definitive note representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement.

         The beneficial owner's ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Note will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream Luxembourg or Euroclear, as appropriate).

         Note Owners will receive all distributions of principal of and interest on the Book-Entry Notes from the Trustee through DTC and DTC participants. While the Book-Entry Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Notes and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Notes. Participants and indirect participants with whom Note Owners have accounts with respect to Book-Entry Notes are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Note Owners. Accordingly, although Note Owners will not possess notes representing their respective interests in the Book-Entry Notes, the DTC Rules provide a mechanism by which Note Owners will receive distributions and will be able to transfer their interest.

         Noteholders will not receive or be entitled to receive notes representing their respective interests in the Book-Entry Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Noteholders who are not Participants may transfer ownership of Book-Entry Notes only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Book-Entry Notes, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Notes, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Noteholders.

         Because of time zone differences, credits of securities received in Clearstream Luxembourg or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream Luxembourg Participants on such business day. Cash received in Clearstream Luxembourg or Euroclear as a result of sales of securities by or through a Clearstream Luxembourg Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Notes, see "Material Federal Income Tax Considerations -- Foreign Investors" and "-- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

         Transfers between Participants will occur in accordance with DTC Rules. Transfers between Clearstream Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

         DTC which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Notes, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Notes will be subject to the DTC Rules, as in effect from time to time.

         Clearstream Banking, societe anonyme (referred to herein as Clearstream Luxembourg) is incorporated under the laws of Luxembourg as a professional depository. Clearstream Luxembourg holds securities for its participating organizations ("Clearstream Luxembourg Participants") and facilitates the clearance and settlement of securities transactions between

Clearstream Luxembourg Participants through electronic book-entry changes in accounts of Clearstream Luxembourg Participants, thereby eliminating the need for physical movement of notes. Transactions may be settled in Clearstream Luxembourg in any of 28 currencies, including United States dollars. Clearstream Luxembourg provides to its Clearstream Luxembourg Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally-traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depository, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Luxembourg participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Luxembourg Participant, either directly or indirectly.

         The Euroclear System ("Euroclear") was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of notes and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 35 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific notes to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions on the Book-Entry Notes will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Notes that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Notes that it represents.

         Under a book-entry format, beneficial owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede & Co. Distributions with respect to Notes held through Clearstream Luxembourg or Euroclear will be credited to the cash accounts of Clearstream Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Considerations -- Foreign Investors" and "-- Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Notes to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical notes for such Book-Entry Notes. In addition, issuance of the Book-Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market since certain potential investors may be unwilling to purchase Notes for which they cannot obtain physical notes.

         Monthly and annual reports on the Trust will be provided to Cede & Co., as nominee of DTC, and may be made available by Cede & Co. to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Notes of such beneficial owners are credited.

         DTC has advised the Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Clearstream Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Noteholder under the Pooling and Servicing Agreement on behalf of a Clearstream Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Notes which conflict with actions taken with respect to other Book-Entry Notes.

         Definitive Notes will be issued to beneficial owners of the Book-Entry Notes, or their nominees, rather than to DTC, only if (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Notes and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Notes advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Notes. Upon surrender by DTC of the global note or notes representing the Book-Entry Notes and instructions for re-registration, the Trustee will issue Definitive Notes, and thereafter the Trustee will recognize the holders of such Definitive Notes as Noteholders under the Pooling and Servicing Agreement.

         Although DTC, Clearstream Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Notes among participants of DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

Definitive Notes

         The notes, which will be issued initially as book-entry notes, will be converted to definitive notes and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if (a) DTC or the servicer advises the indenture trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository of the book-entry notes and DTC or the servicer is unable to locate a qualified successor or (b) the indenture trustee, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all participants of the availability through DTC of definitive notes. Upon delivery of definitive notes, the indenture trustee will reissue the book-entry notes as definitive notes to beneficial owners. Distributions of principal of, and interest on, the book-entry notes will thereafter be made by the indenture trustee, or a paying agent on behalf of the indenture trustee, directly to holders of definitive notes in accordance with the procedures set forth in the Indenture.

         Definitive notes will be transferable and exchangeable at the offices of the indenture trustee or the note registrar. No service charge will be imposed for any registration of transfer or exchange, but the indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Assignment and Pledge of Initial Mortgage Loans

         Pursuant to the Loan Sale Agreement, the originators will sell, transfer, assign, set over and otherwise convey the mortgage loans, without recourse, to the depositor on the closing date. Pursuant to the Sale and Servicing Agreement, the depositor will sell, transfer, assign, set over and otherwise convey without recourse to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date. Each transfer will convey all right, title and interest in and to (a) principal outstanding as of the cut-off date, and (b) interest due on each mortgage loan after the cut-off date; provided, however, that the originators will not convey, and the originators reserve and retain all their respective right, title and interest in and to, principal, including principal prepayments in full and curtailments or partial prepayments, received on each mortgage loan on or prior to the cut-off date and interest due on each mortgage loan on or prior to the cut-off date.

         Pursuant to the Indenture, the trust will pledge to the indenture trustee in trust for the benefit of the holders of the notes and the note insurer, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the cut-off date, as collateral security for the notes.

Assignment and Pledge of Subsequent Mortgage Loans

         The trust may acquire subsequent mortgage loans with the funds on deposit in either pre-funding account at any time during the period from the closing date until the earliest of

          o the date on which the amount on deposit in pre-funding account is less than $100,000,

          o the date on which an event of default occurs under the terms of the Indenture, or

          o    the close of business on ____________.

         The amount on deposit in the pre-funding accounts will be reduced during the this period by the amount thereof used to purchase subsequent mortgage loans in accordance with the terms of the Indenture. The depositor expects that the amount on deposit in each of the pre-funding accounts will be reduced to less than $100,000 by ____________. To the extent funds in the pre-funding accounts are not used to purchase subsequent mortgage loans by ____________, these funds will be used to prepay the principal of the notes on the following distribution date. Subsequent mortgage loans will be transferred by the originators to the depositor and transferred by the depositor to the trust. The trust will then pledge the subsequent mortgage loans to the indenture trustee, on behalf of the holders of the notes and the note insurer.

Delivery of Mortgage Loan Documents

         In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the trust will cause to be delivered to the collateral agent, on behalf of the indenture trustee, on the closing date, the following documents concerning each mortgage loan which constitute the mortgage file:

          (a) the original mortgage note, endorsed without recourse in blank by the originator, including all intervening endorsements showing a complete chain of endorsement;

          (b) the original mortgage with evidence of recording indicated thereon or, in limited circumstances, a copy thereof certified by the applicable recording office;

          (c) the recorded mortgage assignment(s), or copies thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the originator of the mortgage loan to the originator -- which assignment may, at the originator's option, be combined with the assignment referred to in clause (d) below;

          (d) a mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the originator to the indenture trustee;

          (e) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a mortgage or mortgage note have been modified or the mortgage or mortgage note has been assumed; and

          (f) an original title insurance policy or (A) a copy of the title insurance policy, or (B) a binder thereof or copy of the binder together with a certificate from the originator that the original mortgage has been delivered to the title insurance company that issued the binder for recordation.

         Pursuant to the Sale and Servicing Agreement, the collateral agent, on behalf of the indenture trustee, agrees to execute and deliver on or prior to the closing date, or, for subsequent mortgage loans, on or prior to the subsequent transfer date, an acknowledgment of receipt of the original mortgage note, item (a) above, for each of the mortgage loans, with any exceptions noted. The collateral agent, on behalf of the indenture trustee, agrees, for the benefit of the holders of the notes and the note insurer, to review, or cause to be reviewed, each mortgage file within thirty days after the closing date or the subsequent transfer date, as applicable -- or, for any Qualified Substitute Mortgage Loan, within thirty days after the receipt by the collateral agent thereof -- and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

          o all documents required to be delivered to it pursuant to the Sale and Servicing Agreement are in its possession,

          o each of these documents has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered, appears regular on its face and relates to the mortgage loan, and

          o based on its examination and only as to the foregoing documents, specified information included on the schedule of mortgage loans accurately reflects the information included in the mortgage file delivered on that date.

         If the collateral agent, during the process of reviewing the mortgage files, finds any document constituting a part of an mortgage file which is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description thereof as included in the schedule of mortgage loans, the collateral agent shall promptly so notify the indenture trustee, the servicer, the depositor and the note insurer in writing with details thereof. The depositor agrees to use reasonable efforts to cause to be remedied a material defect in a document constituting part of an mortgage file of which it is so notified by the collateral agent. If, however, within sixty days after the collateral agent's notice of the defect, the depositor has not caused the defect to be remedied and the defect materially and adversely affects the interest of the holders of the notes or the interests of the note insurer in the mortgage loan, the depositor or the originator will either (a) substitute in lieu of the mortgage loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of the Qualified Substitute Mortgage Loan is less than the principal balance of the mortgage loan as of the date of the substitution plus accrued and unpaid interest thereon, deliver to the servicer a substitution adjustment equal to the amount of this shortfall or (b) purchase the mortgage loan at a price equal to the outstanding principal balance of the mortgage loan as of the date of purchase, plus the greater of
(1) all accrued and unpaid interest thereon and (2) thirty days' interest thereon, computed at the mortgage interest rate, net of the servicing fee if the servicer is effecting the repurchase, plus the amount of any unreimbursed servicing advances made by the servicer, which purchase price shall be deposited in the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of the repurchased mortgage loan or Loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the indenture trustee, the collateral agent, the holders of the notes and the note insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure a breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the notes, the indenture trustee, the collateral agent and the note insurer.

Representations and Warranties of the Depositor

         The depositor will represent, among other things, for each mortgage loan, as of the closing date or the subsequent transfer date, as applicable, the following:

               1. the information included in the schedule of mortgage loans for each mortgage loan is true and correct;

               2. all of the original or certified documentation constituting the mortgage files, including all material documents concerning the mortgage loan, has been or will be delivered to the collateral agent, on behalf of the indenture trustee, on the closing date or the subsequent transfer date, as applicable;

               3. the mortgaged property consists of a single parcel of real property separately assessed for tax purposes, upon which is erected a detached or an attached one-family residence or a detached two- to six-family dwelling, or an individual condominium unit in a low-rise condominium, or a mobile home unit, or an individual unit in a planned unit development, or a commercial property, or a mixed use or multiple purpose property. The residence, dwelling or unit is not,

               o    a unit in a cooperative apartment,

               o    a property constituting part of a syndication,

               o    a time share unit,

               o    a property held in trust,

               o    a manufactured dwelling,

               o    a log-constructed home, or

               o    a recreational vehicle;

               4. each mortgage is a valid first or second lien on a fee simple, or its equivalent under applicable state law, estate in the real property securing the amount owed by the mortgagor under the mortgage note subject only to,

               o the lien of current real property taxes and assessments which are not delinquent,

               o    any first mortgage loan on the property,

               o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the mortgage, the exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the mortgage loan obtained by the depositor, and

               o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage;

               5. immediately prior to the transfer and assignment by the depositor to the depositor, the depositor had good title to, and was the sole owner of each mortgage loan, free of any interest of any other person, and the depositor has transferred all right, title and interest in each mortgage loan to the depositor;

               6. each mortgage loan conforms, and all the mortgage loans in the aggregate conform, to the description thereof in this prospectus supplement; and

               7. all of the mortgage loans were originated in accordance with the underwriting criteria described in this prospectus supplement.

         Pursuant to the Sale and Servicing Agreement, upon the discovery by any of the holder of the notes, the depositor, the servicer, any subservicer, the note insurer, the collateral agent or the indenture trustee that any of the representations and warranties contained in the Sale and Servicing Agreement have been breached in any material respect as of the closing date or the subsequent transfer date, as applicable, with the result that the interests of the holders of the notes in the mortgage loan or the interests of the note insurer were materially and adversely affected, notwithstanding that any representation and warranty was made to the depositor's or the originator's best knowledge and the depositor or the originator lacked knowledge of the breach, the party discovering the breach is required to give prompt written notice to the other parties. Subject to specified provisions of the Sale and Servicing Agreement, within sixty days of the earlier to occur of the depositor's or an originator's discovery or its receipt of notice of any breach, the depositor or the originators will

               o    promptly cure the breach in all material respects,

               o remove each mortgage loan which has given rise to the requirement for action by the depositor or the originators, substitute one or more Qualified Substitute Mortgage Loans and, if the outstanding principal balance of the Qualified Substitute Mortgage Loans as of the date of the substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon, of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on the distribution date the amount of the shortfall, or

               o purchase the mortgage loan at a price equal to the principal balance of the mortgage loan as of the date of purchase plus the greater of

                    o    all accrued and unpaid interest thereon and

                    o thirty days' interest thereon computed at the mortgage interest rate, net of the servicing fee if ____________ is the servicer, plus the amount of any unreimbursed servicing advances made by the servicer, and deposit the purchase price into the Distribution Account on the next succeeding servicer remittance date after deducting therefrom any amounts received in respect of this repurchased mortgage loan or mortgage loans and being held in the Distribution Account for future distribution to the extent these amounts have not yet been applied to principal or interest on the mortgage loan. In addition, the depositor and the originators shall be obligated to indemnify the trust, the owner trustee, the indenture trustee, the collateral agent, the holders of the notes and the note insurer for any third-party claims arising out of a breach by the depositor or the originators of representations or warranties regarding the mortgage loans. The obligation of the depositor and the originators to cure any breach or to substitute or purchase any mortgage loan and to indemnify constitute the sole remedies respecting a material breach of any representation or warranty to the holders of the notes, the indenture trustee, the collateral agent and the note insurer.

Payments on the Mortgage Loans

         The Sale and Servicing Agreement provides that the servicer, for the benefit of the holders of the notes, shall establish and maintain the Collection Account, which will generally be (a) an account maintained with a depository institution or trust company whose long term unsecured debt obligations are rated by each rating agency in one of its two highest rating categories at the time of any deposit therein or (b) trust accounts maintained with a depository institution acceptable to each rating agency and the note insurer. The Sale and Servicing Agreement permits the servicer to direct any depository institution maintaining the Collection Account to invest the funds in the Collection Account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the date on which the servicer is required to transfer the servicer remittance amount from the Collection Account to the Distribution Account, as described below.

         The servicer is obligated to deposit or cause to be deposited in the Collection Account on a daily basis, amounts representing the following payments received and collections made by it after the cut-off date, other than in respect of monthly payments on the mortgage loans due on each mortgage loan up to and including any due date occurring on or prior to the cut-off date:

          o all payments on account of principal, including prepayments of principal;

          o    all payments on account of interest on the mortgage loans;

          o all Liquidation Proceeds and all Insurance Proceeds to the extent the proceeds are not to be applied to the restoration of the mortgaged property or released to the borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

          o    all Net REO Proceeds;

          o all other amounts required to be deposited in the Collection Account pursuant to the Sale and Servicing Agreement; and

          o any amounts required to be deposited in connection with net losses realized on investments of funds in the Collection Account.

         The indenture trustee will be obligated to set up an account for each class of notes a distribution account into which the servicer will deposit or cause to be deposited the servicer remittance amount on the _____ day of each month.

          The servicer remittance amount for a servicer remittance date is equal to the sum, without duplication, of

          o all collections of principal and interest on the mortgage loans, including principal prepayments, Net REO Proceeds and Liquidation Proceeds, if any, collected by the servicer during the prior calendar month,

          o all Periodic Advances made by the servicer which relate to payments due to be received on the mortgage loans on the due date and

          o any other amounts required to be placed in the Collection Account by the servicer pursuant to the Sale and Servicing Agreement,

but excluding the following:

          (a) amounts received on particular mortgage loans, for which the servicer has previously made an unreimbursed Periodic Advance, as late payments of interest, or as Net Liquidation Proceeds, to the extent of the unreimbursed Periodic Advance;

          (b) amounts received on a particular mortgage loan for which the servicer has previously made an unreimbursed servicing advance, to the extent of the unreimbursed servicing advance;

          (c)  for the servicer remittance date, the aggregate servicing fee;

          (d) all net income from eligible investment that is held in the Collection Account for the account of the servicer;

          (e) all amounts actually recovered from the servicer in respect of late fees, assumption fees, prepayment fees and similar fees;

          (f)  Net Foreclosure Profits; and

          (g) other amounts which are reimbursable to the servicer, as provided in the Sale and Servicing Agreement.

         The amounts described in clauses (a) through (g) above may be withdrawn by the servicer from the Collection Account on or prior to each servicer remittance date.

Over-collateralization Provisions

         Over-collateralization Resulting from Cash Flow Structure. The Indenture requires that, starting with the second distribution date, the Excess Interest for a pool of mortgage loans, if any, that is not used to make cross-collateralization payments will be applied on each distribution date as an accelerated payment of principal on the class of notes for that pool, but only to the limited extent hereafter described. The application of Excess Interest as a payment of principal has the effect of accelerating the amortization of a class of notes relative to the amortization of the pool of mortgage loans for that class. The Excess Interest from a pool of mortgage loans will be used

          o    to reimburse the note insurer for any amounts due to it,

          o as needed to pay Net Mortgage Loan Interest Shortfalls relating to that class,

          o as needed to make cross-collateralization payments in respect of the other pool of mortgage loans,

          o as a payment of principal to the class of notes for that pool until the distribution date on which the amount of over-collateralization has reached the required level, and

          o as needed to fund the Cross-collateralization Reserve Account relating to the other pool of mortgage loans.

         Notwithstanding the foregoing, in the event specified tests enumerated in the Indenture are violated, all available Excess Interest will be used as a payment of principal to the class of notes for that pool to accelerate the amortization of the notes.

         The Indenture requires that, starting with the second distribution date, Excess Interest from a pool of mortgage loans that is not used to make cross-collateralization payments will be applied as an accelerated payment of principal on the class of notes for that pool until the Over-collateralized Amount has increased to the level required by the Indenture. After this time, if it is necessary to re-establish the required level of over-collateralization, Excess Interest from each pool of mortgage loans that is not used to make cross-collateralization payments will again be applied as an accelerated payment of principal on the class of notes for that pool. Notwithstanding the foregoing, in the event specified tests enumerated in the Indenture are violated, all available Excess Interest from each pool of mortgage loans will be used as a payment of principal to accelerate the amortization of the class of notes for that pool. Initially, the Over-collateralized Amount of each pool of mortgage loans will be an amount equal to approximately 0.50% of the sum of (x) the aggregate principal balance of the mortgage loans in each pool on the closing date and (y) the original amount on deposit in the pre-funding account for that pool on the closing date.

         In the event that the required level of the Specified Over-collateralized Amount for a pool of mortgage loans is permitted to decrease or "step down" on a distribution date in the future, the Indenture provides that a portion of the principal which would otherwise be distributed to the holders of the class of notes for that pool on the distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds." This has the effect of decelerating the amortization of the class of notes for that pool relative to the amortization of that pool of mortgage loans, and of reducing the Over-collateralized Amount. If, on any distribution date, the Excess Over-collateralized Amount is, or, after taking into account all other distributions to be made on the distribution date would be, greater than zero -- i.e., the Over-collateralized Amount is or would be greater than the Specified Over-collateralized Amount -- then any amounts relating to principal which would otherwise be distributed to the holders of the class of notes for that pool on this distribution date shall instead be distributed in the priority described in this prospectus supplement under "--Flow of Funds", in an amount equal to the Over-collateralization Reduction Amount.

         The Indenture provides that, on any distribution date, all amounts collected on account of principal -- other than any amount applied to the payment of an Over-collateralization Reduction Amount -- for each pool of mortgage loans during the a due period of the prior calendar month will be distributed to the holders of the class of notes for that pool on the distribution date. In addition, the Sale and Servicing Agreement provides that the principal balance of any mortgage loan which becomes a Liquidated Mortgage Loan shall then equal zero. The Sale and Servicing Agreement does not contain any rule which requires that the amount of any Liquidated Loan Loss be distributed to the holders of the class of notes for that pool on the distribution date which immediately follows the event of loss; i.e., the Sale and Servicing Agreement does not require the current recovery of losses. However, the occurrence of a Liquidated Loan Loss will reduce the Over-collateralized Amount for that pool of mortgage loans, which, to the extent that the reduction causes the Over-collateralized Amount to be less than the Specified Over-collateralized Amount applicable to that distribution date, will require the payment of an Over-collateralization Increase Amount on that distribution date, or, if insufficient funds are available on that distribution date, on subsequent distribution dates, until the Over-collateralized Amount equals the Specified Over-collateralized Amount. The effect of the foregoing is to allocate losses to the holders of the trust certificates for that pool by reducing, or eliminating entirely, payments of Excess Interest and Over-collateralization Reduction Amounts which the holders would otherwise receive.

         Over-collateralization and the Note Insurance Policy. The Indenture requires the indenture trustee to make a claim for an Insured Payment under the note insurance policy not later than the third business day prior to any distribution date as to which the indenture trustee has determined that an Over-collateralization Deficit will occur for the purpose of applying the proceeds of the Insured Payment as a payment of principal to the holders of the class of notes for that pool on that distribution date. The note insurer has the option on any distribution date to make a payment of principal, including in respect of Liquidated Loan Losses, up to the amount that would have been payable to the holders of the notes if sufficient funds were available thereof. Additionally, under the terms of the Indenture, the note insurer will have the option to cause Excess Interest to be applied without regard to any limitation upon the occurrence of particular trigger events, or in the event of an "event of default" under the Insurance Agreement. However, investors in the notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no distributions of principal.

Cross-collateralization Provisions

         Cross-collateralization Payments. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid to the holders of the class of notes relating to the other pool of mortgage loans to the extent of the Shortfall Amount for the other pool. The cross-collateralization provisions of the transaction are limited to the payment of specified credit losses, specified interest shortfalls and any amounts due the note insurer. Excess Interest from one pool of mortgage loans will not be used to build over-collateralization for the other pool of mortgage loans.

         Cross-collateralization Reserve Account. Each class of notes will have the benefit of a Cross-collateralization Reserve Account. On each distribution date, available Excess Interest from a pool of mortgage loans, if any, will be paid into the Cross-collateralization Reserve Account relating to the other pool of mortgage loans, until the amount of funds on deposit therein equals the Specified Reserve Amount for the other pool. If the amount on deposit in the Cross-collateralization Reserve Account for a pool of mortgage loans on any distribution date exceeds the Specified Reserve Amount for the pool and the distribution date, the amount of this excess shall be distributed in the priority described in this prospectus supplement under "--Flow of Funds."

         Funds on deposit in a Cross-collateralization Reserve Account will be used on any distribution date to make payments in respect of the Shortfall Amount for either pool, to the extent that there is no Excess Interest available therefor on that distribution date.

Flow of Funds

         On each distribution date, the indenture trustee, based solely on the information received from the servicer in the servicer remittance report prior to the distribution date, shall make payments in respect of each pool of mortgage loans to the holders of the class of notes for that pool and reimbursement to the note insurer under the Insurance Agreement, to the extent of funds, including any Insured Payments, on deposit in the Distribution Account for that pool, as follows:

          (a) to the indenture trustee, an amount equal to the fees then due to it for that class of notes;

          (b) from amounts then on deposit in the Distribution Account for that pool, excluding any Insured Payments, to the note insurer the Reimbursement Amount as of that distribution date;

          (c) from amounts then on deposit in the Distribution Account for that pool, the Interest Distribution Amount for that class of notes;

          (d) from amounts then on deposit in the Distribution Account for that pool, the Principal Distribution Amount for that class of notes, until the principal balance of the class of notes is reduced to zero;

          (e) from amounts then on deposit in the Distribution Account for that pool, the amount of any Net Mortgage Loan Interest Shortfalls for that class of notes;

          (f) from amounts then on deposit in the Distribution Account for that pool, to the holders of the other class of notes, the Shortfall Amount for the other class;

          (g) from amounts then on deposit in the Distribution Account for that pool, to the Cross-collateralization Reserve Account for the other class of notes, the amount necessary for the balance of the account to equal the Specified Reserve Amount; and

          (h) following the making by the indenture trustee of all allocations, transfers and disbursements described above, to the holders of the trust certificates for that pool, the amount remaining on the distribution date in the Distribution Account for that pool, if any.

Events of Default

         Upon the occurrence of an event of default, the indenture trustee, upon the direction of the majority holders -- which shall be the note insurer in the absence of a default by the note insurer under the Insurance Agreement -- shall declare or, in the case of an event of default described in clauses
(1) through (7) below, the occurrence shall result in the automatic declaration of, the aggregate outstanding principal balance of all the notes to be due and payable together with all accrued and unpaid interest thereon without presentment, demand, protest or other notice of any kind, all of which are waived by the trust. An event of default, wherever used in this prospectus supplement, means any one of the following events:

               1. the trust shall fail to distribute or cause to be distributed to the indenture trustee, for the benefit of the holders of the notes, on any distribution date, all or part of any Interest Distribution Amount due on the notes on the distribution date and all or a part of any Net Mortgage Loan Interest Shortfalls due on the notes on the distribution date;

               2. the trust shall fail to distribute or cause to be distributed to the indenture trustee, for the benefit of the holders of the notes, (x) on any distribution date an amount equal to the principal due on the outstanding notes on the distribution date, to the extent that sufficient funds are on deposit in the Collection Account or (y) on the final stated maturity date for any class of notes, the aggregate outstanding principal balance of that class of notes.

               3. the trust shall breach or default in the due observance of any one or more of the negative covenants under the Indenture.

               4. the trust shall consent to the appointment of a custodian, receiver, trustee or liquidator, or other similar official, of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, or a court of competent jurisdiction shall determine that the trust is generally not paying its debts as they come due, or the trust shall make a general assignment for the benefit of creditors;

               5. the trust shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws, as now or hereafter in effect, or an answer admitting the material allegation of a petition filed against the trust in any proceeding, or the trust shall, by voluntary petition, answer or consent, seek relief under the provisions of any now existing or future bankruptcy or other similar law providing for the reorganization or winding-up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors;

               6. an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent, express or legally implied, of the trust, a custodian, receiver, trustee or liquidator, or other similar official, of the trust or any substantial part of its property, or sequestering any substantial part of its respective property, and any order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of ninety days after the date of entry thereof; or

               7. a petition against the trust in a proceeding under applicable bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within ninety days thereafter, or if, under the provisions of any law providing for reorganization or winding-up of debtors which may apply to the trust, any court of competent jurisdiction shall assume jurisdiction, custody or control of the trust or any substantial part of its property, and this jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety days.

Reports to Noteholders

         Pursuant to the Indenture, on each distribution date the indenture trustee will deliver to the servicer, the note insurer, the depositor and each holder of a note or a trust certificate a written remittance report containing information including, without limitation, the amount of the distribution on the distribution date, the amount of the distribution allocable to principal and allocable to interest, the aggregate outstanding principal balance of the notes as of the distribution date, the amount of any Insured Payment included in the distributions on the distribution date and any other information as required by the Indenture.

Amendment

         The Indenture may be amended from time to time by the trust and the indenture trustee by written agreement, upon the prior written consent of the note insurer, without notice to, or consent of, the holder of the notes, to cure any ambiguity, to correct or supplement any provisions in this prospectus supplement, to comply with any changes in the Code, or to make any other provisions concerning matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture; provided, that this action shall not, as evidenced by an opinion of counsel delivered to, but not obtained at the expense of, the indenture trustee, adversely affect in any material respect the interests of any holder of the notes; provided, further, that no amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any note without the consent of the holder of the note, or change the rights or obligations of any other party to the Indenture without the consent of that party.

         The Indenture may be amended from time to time by the trust and the indenture trustee with the consent of the note insurer, and the holders of the majority of the percentage interest of the notes and trust certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the holders; provided, however, that no amendment shall reduce in any manner the amount of, or delay the timing of, payments received on mortgage loans which are required to be distributed on any note without the consent of the holder of the note or reduce the percentage for each class whose holders are required to consent to any amendment without the consent of the holders of 100% of each class of notes affected thereby.

         The Loan Sale Agreement and the Sale and Servicing Agreement contain substantially similar restrictions regarding amendment.

                        Servicing of the Mortgage Loans

The Servicer

         ____________ will act as the servicer of the mortgage loan pools
____________ and ____________ will act as subservicers for a portion of the mortgage loans. See "The Originators, the Depositor, the Servicer and the Subservicer" in this prospectus supplement. The servicer and the subservicers will service the mortgage loans on behalf of the trust, for the benefit of the note insurer and the holders of the notes and will be required to use the same care as they customarily employ in servicing and administering mortgage loans for their own account, in accordance with accepted mortgage servicing practices of prudent lending institutions, and giving due consideration to the reliance of the note insurer and the holders of the notes on them.

Servicing Fees and Other Compensation and Payment of Expenses

         As compensation for its activities as servicer under the Sale and Servicing Agreement, the servicer shall be entitled to a servicing fee for each mortgage loan, which shall be payable monthly from amounts on deposit in the Collection Account. The servicing fee shall be an amount equal to interest at one-twelfth of the servicing fee rate for the mortgage loan on the outstanding principal balance of the mortgage loan. The servicing fee rate for each mortgage loan will be 0.50% per annum. In addition, the servicer shall be entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the mortgage notes, any late payment charges, assumption fees, prepayment fees or similar items. The servicer shall also be entitled to withdraw from the Collection Account any net interest or other income earned on deposits therein. The servicer shall pay all expenses incurred by it in connection with its servicing activities under the Sale and Servicing Agreement and shall not be entitled to reimbursement therefor except as specifically provided in the Sale and Servicing Agreement.

Periodic Advances and Servicer Advances

         Periodic Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance, the servicer is required to make Periodic Advances on each servicer remittance date. This Periodic Advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions, and are intended to provide both sufficient funds for the payment of interest to the holders of the notes, plus an additional amount intended to maintain a specified level of over-collateralization and to pay the indenture trustee's fees, and the premium due the note insurer. Notwithstanding the servicer's good faith determination that a Periodic Advance was recoverable when made, if the Periodic Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate. See "Description of the Notes -- Payments on the Mortgage Loans" in this prospectus supplement.

         Servicing Advances. Subject to the servicer's determination that the action would not constitute a nonrecoverable advance and that a prudent mortgage lender would make a like advance if it or an affiliate owned the mortgage loan, the servicer is required to advance amounts on the mortgage loans constituting "out-of-pocket" costs and expenses relating to

          o    the preservation and restoration of the mortgaged property,

          o    enforcement proceedings, including foreclosures,

          o expenditures relating to the purchase or maintenance of a first lien not included in the trust estate on the mortgaged property, and

          o    other customary amounts described in the Sale and Servicing
               Agreement.

         These servicing advances by the servicer are reimbursable to the servicer subject to a number of conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made, that it would not be a nonrecoverable advance, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement therefor from the trust estate.

         Recovery of Advances. The servicer may recover Periodic Advances and servicing advances to the extent permitted by the Sale and Servicing Agreement or, if not recovered from the mortgagor on whose behalf the servicing advance or Periodic Advance was made, from late collections on the mortgage loan, including Liquidation Proceeds, Insurance Proceeds and any other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a Periodic Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for the advance from the Distribution Account.

         The servicer shall not be required to make any Periodic Advance or servicing advance which it determines would be a nonrecoverable Periodic Advance or nonrecoverable servicing advance. A Periodic Advance or servicing advance is "nonrecoverable" if in the good faith judgment of the servicer, the Periodic Advance or servicing advance would not ultimately be recoverable.

Prepayment Interest Shortfalls

         Not later than the close of business on the _____ day of each month, the servicer is required to remit to the indenture trustee a payment of Compensating Interest in respect of Prepayment Interest Shortfalls and shall not have the right to reimbursement therefor. Insured Payments do not cover Prepayment Interest Shortfalls.

Civil Relief Act Interest Shortfalls

         The reduction, if any, in interest payable on the mortgage loans in the applicable pool attributable to the application of the Civil Relief Act will not reduce the amount of Current Interest due to the holders of the class A-1 notes or class A-2 notes, respectively. However, in the event the full amount of Current Interest is not available on any distribution date due to Civil Relief Act interest shortfalls in the applicable pool, the amount of this shortfall will not be covered by the note insurance policy. These shortfalls in Current Interest will be paid from the Excess Interest, if any, otherwise payable in respect of over-collateralization, cross-collateralization or to the holder of the trust note relating to the applicable pool. See "Risk Factors -- Legal Considerations" in this prospectus supplement.

Optional Purchase of Defaulted Mortgage Loans

         The depositor, or any affiliate of the depositor, has the option, but is not obligated, to purchase from the trust any mortgage loan ninety days or more delinquent at a purchase price equal to the outstanding principal balance thereof as of the date of purchase, plus all accrued and unpaid interest on the principal balance, computed at the mortgage interest rate -- net of the servicing fee, if ________ is the servicer -- plus the amount of any unreimbursed Periodic Advances and servicing advances made by the servicer for the mortgage loan in accordance with the provisions specified in the Sale and Servicing Agreement.

Servicer Reports

         On each servicer remittance date, the servicer is required to deliver to the note insurer, the indenture trustee, and the collateral agent, a servicer remittance report setting forth the information necessary for the indenture trustee to make the distributions described under "--Flow of Funds" in this prospectus supplement and containing the information to be included in the indenture trustee's remittance report for that distribution date.

         The servicer is required to deliver to the note insurer, the indenture trustee, the collateral agent, S&P and Moody's, not later than April 30th of each year, starting in ___________, an officer's certificate stating that

          o the servicer has fully complied with the servicing provisions of the Sale and Servicing Agreement,

          o a review of the activities of the servicer during the preceding calendar year and of performance under the Sale and Servicing Agreement has been made under the officer's supervision, and

          o to the best of the officer's knowledge, based on that review, the servicer has fulfilled all its obligations under the Sale and Servicing Agreement for that year, or, if there has been a default in the fulfillment of any obligation, specifying each default known to that officer and the nature and status thereof including the steps being taken by the servicer to remedy the default.

         Not later than April 30th of each year, the servicer, at its expense, is required to cause to be delivered to the note insurer, the indenture trustee, the collateral agent, S&P and Moody's from a firm of independent certified public accountants, who may also render other services to the servicer, a statement to the effect that the firm has examined specified documents and records relating to the servicing of the mortgage loans during the preceding calendar year, or any longer period from the closing date to the end of the following calendar year, and that, on the basis of the examination conducted substantially in compliance with generally accepted auditing standards and the requirements of the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac, the servicing has been conducted in compliance with the Sale and Servicing Agreement except for any significant exceptions or errors in records that, in the opinion of the firm, generally accepted auditing standards and the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for Freddie Mac require it to report, in which case the exceptions and errors shall be so reported.

Collection and Other Servicing Procedures

         The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the Sale and Servicing Agreement, follow the collection procedures as it follows for loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may, in its discretion, (a) waive any late payment charge and (b) arrange with a mortgagor a schedule for the liquidation of delinquencies, subject to the provisions of the Sale and Servicing Agreement.

         If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless it reasonably believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law. If it reasonably believes it may be restricted for any reason from enforcing any "due-on-sale" clause, the servicer may enter into an assumption and modification agreement with the person to whom the property has been or is about to be conveyed, pursuant to which that person becomes liable under the mortgage note.

         Any fee collected by the servicer for entering into an assumption agreement will be retained by the servicer as additional servicing compensation. In connection with any assumption, the mortgage interest rate borne by the mortgage note relating to each mortgage loan may not be decreased. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Material Legal Aspects of the Mortgage Loans and Contracts -- The Mortgage Loans -- 'Due-on-Sale' Clauses" in the accompanying prospectus.

Hazard Insurance

         The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy with coverage which contains a standard mortgagee's clause in an amount equal to the lesser of (a) the maximum insurable value of the mortgaged property or (b) the principal balance of the mortgage loan plus the outstanding balance of any mortgage loan senior to the mortgage loan, but in no event may this amount be less than is necessary to prevent the borrower from becoming a coinsurer thereunder. As stated above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute Net Liquidation Proceeds or Insurance Proceeds, will ultimately be deposited in the Distribution Account for that pool. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The Sale and Servicing Agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy issued by an insurer acceptable to the rating agencies insuring against losses on the mortgage loans. If this blanket policy contains a deductible clause, the servicer is obligated to deposit in the Distribution Account for that pool the sums which would have been deposited therein but for that clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms thereof are dictated by respective state laws, and most of these policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in some cases, vandalism. The foregoing list is merely indicative of the types of uninsured risks and is not intended to be all-inclusive.

         The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, that clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (a) the replacement cost of the improvements less physical depreciation or (b) this proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of these improvements.

         Since residential and commercial properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing thereon decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

         The servicer will foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing each of the mortgage loans that come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with the foreclosure or other conversion, the servicer will follow the practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the Sale and Servicing Agreement; provided, that the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the foreclosure, correction or restoration is determined to increase Net Liquidation Proceeds.

Removal and Resignation of the Servicer

         The note insurer may, pursuant to the Sale and Servicing Agreement, remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clauses (g), (h) or (i) below and the indenture trustee, only at the direction of the note insurer or the majority holders of notes, with the consent of the note insurer, in the case of any direction of the majority holders, may remove the servicer upon the occurrence and continuation beyond the applicable cure period of an event described in clause (a), (b), (c), (d), (e) or (f) below. Each of the following constitutes a servicer event of default:

          (a) any failure by the servicer to remit to the indenture trustee any payment required to be made by the servicer under the terms of the Sale and Servicing Agreement, other than servicing advances covered by clause (b) below, which continues unremedied for one business day after the date upon which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer and the note insurer by the indenture trustee or to the servicer and the indenture trustee by the note insurer or the holders of notes evidencing percentage interests of at least 25%;

          (b) the failure by the servicer to make any required servicing advance which failure continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the indenture trustee or to the servicer and the indenture trustee by any holder of a note or the note insurer;

          (c) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the Sale and Servicing Agreement, or the failure of any representation and warranty enumerated in the Sale and Servicing Agreement, which continues unremedied for a period of thirty days after the date on which written notice of any failure, requiring the same to be remedied, shall have been given to the servicer by the indenture trustee, or to the servicer and the indenture trustee by any holder of a note or the note insurer;

          (d) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the servicer and this decree or order shall have remained in force, undischarged or unstayed for a period of sixty days;

          (e) the servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property;

          (f) the servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (g) the delinquency or loss experience of the mortgage loans exceeds levels specified in the Sale and Servicing Agreement;

          (h) the note insurer shall notify the indenture trustee of any "event of default" under the Insurance Agreement; or

          (i)  the occurrence of an event of default under the Indenture.

         The servicer may not assign its obligations under the Sale and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the servicer, _______, if _______ is not the servicer, the note insurer, the collateral agent and the indenture trustee, or upon the determination that the servicer's duties thereunder are no longer permissible under applicable law and the incapacity cannot be cured by the servicer without the incurrence, in the reasonable judgment of the note insurer, of unreasonable expense. No resignation shall become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the Sale and Servicing Agreement.

         Upon removal or resignation of the servicer, the indenture trustee will be the successor servicer. The indenture trustee, as successor servicer, will be obligated to make Periodic Advances and servicing advances and other advances unless it determines reasonably and in good faith that the advances would not be recoverable. If, however, the indenture trustee is unwilling or unable to act as successor servicer, or if the majority holders, with the consent of the note insurer, or the note insurer so requests, the indenture trustee shall appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the Sale and Servicing Agreement and subject to the approval of the note insurer, any established mortgage loan servicing institution acceptable to the note insurer having a net worth of not less than $____________ as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the servicer.

         Pursuant to the Sale and Servicing Agreement, the servicer covenants and agrees to act as the servicer for an initial term from the closing date to ____________, which term will be extendable by the note insurer by notice to the indenture trustee for successive terms of three calendar months each, until the termination of the trust estate. The servicer will, upon its receipt of each notice of extension, become bound for the duration of the term covered by the extension notice to continue as the servicer subject to and in accordance with the other provisions of the Sale and Servicing Agreement. If as of the fifteenth day prior to the last day of any term of the servicer the indenture trustee shall not have received any extension notice from the note insurer, the indenture trustee will, within five days thereafter, give written notice of non-receipt to the note insurer and the servicer. The note insurer has agreed to extend each three month term of the servicer, in the absence of a servicer event of default under the Sale and Servicing Agreement.

          The indenture trustee and any other successor servicer in that capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation as the servicer. See "--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

Optional Clean-up Call on the Notes

         The servicer may, at its option, call the class A-1 notes or the class A-2 notes, separately, on the Note Clean-up Call Date by depositing an amount equal to the aggregate outstanding principal balance of the class of notes on that distribution date, plus accrued and unpaid interest thereon, and any unpaid amounts due the note insurer for a class of notes into the Distribution Account for that class. The mortgage loans relating to the redeemed class will remain pledged to the indenture trustee, for the benefit of the holders of the notes, to secure the cross-collateralization obligations of the trust with regard to the other class.

Termination; Purchase of Mortgage Loans

         The Indenture will terminate upon notice to the indenture trustee of either: (a) the later of the distribution to noteholders of the final payment or collection on the last mortgage loan, or Periodic Advances of same by the servicer, or the disposition of all funds from the last mortgage loan and the remittance of all funds due under the Indenture and the payment of all amounts due and payable to the note insurer, the collateral agent and the indenture trustee or (b) mutual consent of the servicer, the note insurer and all holders in writing; provided, however, that in no event will the trust terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Trust Agreement.

         Subject to provisions in the Indenture concerning adopting a plan of complete liquidation, the servicer may, at its option and at its sole cost and expense, terminate the Indenture on any date on which the aggregate principal balance of the mortgage loans is less than 10% of the sum of (x) the aggregate original principal balance of the mortgage loans purchased on the closing date and (y) the original amount on deposit in the pre-funding accounts, by purchasing, on the next succeeding distribution date, all of the outstanding mortgage loans and REO Properties at a price equal to the sum of

          o 100% of the principal balance of each outstanding mortgage loan and each REO property,

          o the greater of (a) the aggregate amount of accrued and unpaid interest on the mortgage loans through the due period and (b) thirty days' accrued interest thereon computed at a rate equal to the mortgage interest rate, in each case net of the servicing fee,

          o any unreimbursed amounts due to the note insurer under the Indenture, the Sale and Servicing Agreement, the Insurance Agreement and, without duplication, accrued and unpaid Insured Payments, and

          o    the indenture trustee's fees.

         Any purchase shall be accomplished by depositing into each Distribution Account the portion of the purchase price specified above which relates to the class of notes. No termination is permitted without the prior written consent of the note insurer if it would result in a draw on the note insurance policy.

                           The Note Insurance Policy

         The following summary of the terms of the note insurance policy does not purport to be complete and is qualified in its entirety by reference to the note insurance policy. A form of the note insurance policy may be obtained, upon request, from the depositor.

         Simultaneously with the issuance of the notes, the note insurer will deliver the note insurance policy to the indenture trustee, for the benefit of the holders of the notes. Under the note insurance policy, the note insurer will irrevocably and unconditionally guarantee payment on each distribution date to the indenture trustee, for the benefit of the holders of the notes, of the Insured Distribution Amounts for the notes calculated in accordance with the original terms of the notes when issued and without regard to any amendment or modification of the notes or the Indenture except amendments or modifications to which the note insurer has given its prior written consent. In addition, for any distribution date occurring on a date when an event of default under the Insurance Agreement, as described below, has occurred and is continuing or a date on or after the first date on which a claim is made under the note insurance policy, the note insurer at its sole option, may pay any or all of the outstanding principal balance of the notes. Mortgage Loan Interest Shortfalls will not be covered by payments under the note insurance policy.

         Payment of claims under the note insurance policy will be made by the note insurer following receipt by the note insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the second business day following receipt of notice for payment, and (b) 12:00 noon, New York City time, on the relevant distribution date.

         If any payment of an amount guaranteed by the note insurer pursuant to the note insurance policy is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law the note insurer will pay the amount out of the funds of the note insurer on the later of

          o the date when due to be paid pursuant to the bankruptcy order referred to below or

          o    the first to occur of

               o the fourth business day following receipt by the note insurer from the indenture trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a holder is required to return principal or interest distributed on a note during the term of the note insurance policy because these distributions were avoidable preferences under applicable bankruptcy law, (B) a certificate of the holder(s) that the bankruptcy order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by the holder(s), in the form that is reasonably required by the note insurer and provided to the holder(s) by the note insurer, irrevocably assigning to the note insurer all rights and claims of the holder(s) relating to or arising under the notes against the debtor which made the preference payment or otherwise concerning the preference payment, or

               o the date of receipt by the note insurer from the indenture trustee of the items referred to in clauses (A), (B) and
                    (C) above if, at least four business days prior to the date of receipt, the note insurer shall have received written notice from the indenture trustee that these items were to be delivered on that date and that date was specified in the notice.

         This payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order and not to the indenture trustee or any holder directly -- unless a holder has previously paid the amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the bankruptcy order, in which case the payment shall be disbursed to the indenture trustee for distribution to the holder upon proof of the payment reasonably satisfactory to the note insurer.

         The terms "receipt" and "received," under the note insurance policy, mean actual delivery to the note insurer and to its fiscal agent appointed by the note insurer at its option, if any, prior to 12:00 p.m., New York City time, on a business day; delivery either on a day that is not a business day or after 12:00 p.m., New York City time, shall be deemed to be receipt on the next succeeding business day. If any notice or certificate given under the note insurance policy by the indenture trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the note insurer or the fiscal agent shall promptly so advise the indenture trustee and the indenture trustee may submit an amended notice.

         Under the note insurance policy, "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the City of New York, New York or the State of New York, are authorized or obligated by law or executive order to be closed. The note insurer's obligations under the note insurance policy to make Insured Payments shall be discharged to the extent funds are transferred to the indenture trustee as provided in the note insurance policy, whether or not the funds are properly applied by the indenture trustee.

         The note insurer shall be subrogated to the rights of each holder to receive payments of principal and interest, as applicable, from distributions on the notes to the extent of any payment by the note insurer under the note insurance policy. To the extent the note insurer makes Insured Payments, either directly or indirectly, as by paying through the indenture trustee, to the holders of notes, the note insurer will be subrogated to the rights of the holders, as applicable, to the extent of this Insured Payment and shall be deemed to the extent of the payments so made to be a registered holder for purposes of payment.

         Claims under the note insurance policy will rank equally with any other unsecured debt and unsubordinated obligations of the note insurer except for particular obligations in respect of tax and other payments to which preference is or may become afforded by statute. Claims against the note insurer under the note insurance policy constitute pari passu claims against the general assets of the note insurer. The terms of the note insurance policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the trust. The note insurance policy is governed by the laws of the State of New York. The note insurance policy is not covered by the Property/Casualty Insurance Security Fund specified in
Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the note insurer agrees under the note insurance policy not to assert, and waives, for the benefit of each holder, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that these rights and defenses may be available to the note insurer to avoid payment of its obligations under the note insurance policy in accordance with the express provisions of the note insurance policy.

         Pursuant to the terms of the Indenture, unless a note insurer default exists, the note insurer shall be deemed to be the holder of the notes for all purposes, other than for payment on the notes, will be entitled to exercise all rights of the holders thereunder, without the consent of the holders, and the holders may exercise these rights only with the prior written consent of the note insurer. In addition, the note insurer will, as a third-party beneficiary to the Indenture, the Sale and Servicing Agreement and the Loan Sale Agreement, have, among others, the following rights:

     o the right to give notices of breach or to terminate the rights and obligations of the servicer under the Sale and Servicing Agreement in the event of a servicer event of default and to institute proceedings against the servicer;

     o the right to consent to or direct any waivers of defaults by the servicer;

     o    the right to remove the indenture trustee pursuant to the Indenture;

     o the right to direct the actions of the indenture trustee during the continuation of a servicer default;

     o the right to require the depositor to repurchase mortgage loans for breach of representation and warranty or defect in documentation;

     o the right to direct foreclosures upon the failure of the servicer to do so in accordance with the Sale and Servicing Agreement;

     o the right to direct all matters relating to a bankruptcy or other insolvency proceeding involving the depositor; and

     o the right to direct the indenture trustee to investigate specified matters.

         The note insurer's consent will be required prior to, among other things, (x) the removal of the indenture trustee, (y) the appointment of any successor indenture trustee or servicer or (z) any amendment to the Indenture or the Sale and Servicing Agreement.

         The trust, the depositor, the servicer, the originators and the note insurer will enter into the Insurance Agreement pursuant to which the trust, the depositor, the servicer and the originators will agree to reimburse, with interest, the note insurer for amounts paid pursuant to claims under the note insurance policy; provided, the payment obligations shall be non-recourse obligations of the depositor, the originators, the trust and the servicer and shall be payable only from monies available for the payment in accordance with the provisions of the Indenture. The servicer will further agree to pay the note insurer all reasonable charges and expenses which the note insurer may pay or incur relative to any amounts paid under the note insurance policy or otherwise in connection with the transaction and to indemnify the note insurer against specified liabilities. Except to the extent provided therein, amounts owing under the Insurance Agreement will be payable solely from the trust estate. An "event of default" under the Insurance Agreement will constitute an event of default under the Indenture and a servicer event of default under the

Sale and Servicing Agreement and allow the note insurer, among other things, to direct the indenture trustee to terminate the servicer. An "event of default" under the Insurance Agreement includes:

          o the originators', the depositor's or the servicer's failure to pay when due any amount owed under the Insurance Agreement or other documents,

          o the inaccuracy or incompleteness in any material respect of any representation or warranty of the originators, the depositor or the servicer in the Insurance Agreement, the Sale and Servicing Agreement, the Indenture or other documents,

          o the originators', the depositor's or the servicer's failure to perform or to comply with any covenant or agreement in the Insurance Agreement, the Sale and Servicing Agreement, the Indenture and other documents,

          o a finding or ruling by a governmental authority or agency that the Insurance Agreement, the Sale and Servicing Agreement, the Indenture or other documents are not binding on the originators, the depositor or the servicer,

          o the originators', the depositor's or the servicer's failure to pay its debts in general or the occurrence of specified events of insolvency or bankruptcy concerning the depositor or the servicer, and

          o the occurrence of specified "performance test violations" designed to measure the performance of the mortgage loans.

                               The Note Insurer

         The following information has been obtained from ________________________ and has not been verified by the originators, the servicer, the depositor or the underwriter. No representation or warranty is made by the depositor, the originators, the servicer, the depositor or the underwriter with respect thereto.

The Note Insurer

         ____________ is a monoline insurance company incorporated in ______ under the laws of the State of ____________. ________________________ is
licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

         ___________ and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities -- thereby enhancing the credit rating of those securities -- in consideration for the payment of a premium to the insurer. ____________ and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential or commercial mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. ____________ insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy ____________ underwriting criteria.

          The principal executive offices of ____________ are located at ________________________, and its telephone number at that location is
____________.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by ____________ or any of its domestic operating insurance company subsidiaries are generally reinsured among these companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, ____________ reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is utilized by ____________ as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit ____________ obligations under any financial guaranty insurance policy.

Ratings

          ____________ insurance financial strength is rated "Aaa" by Moody's and ____________ insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. ____________ claims-paying ability is rated "AAA" by Fitch IBCA, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by the rating agencies.

Capitalization

         The following table sets forth the capitalization of ____________ and its wholly owned subsidiaries on ____________ the basis of generally accepted accounting principles as of ____________:

                           [Note insurer to provide]

         For further information concerning ____________, see the Consolidated Financial Statements of ____________, and the notes thereto, incorporated by reference in this prospectus supplement. ____________ financial statements are included as exhibits to the annual report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Commission by ____________ and may be reviewed at the EDGAR website maintained by the Commission. Copies of the statutory quarterly and annual statements filed with the State of ____________ Insurance Department by ____________ are available upon request to the State of ____________ Insurance Department.

Insurance Regulation

         ____________ is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of ____________, its state of domicile. In addition, ____________ and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of ____________, ____________ is subject to Article __ of the ____________
Insurance Law which, among other things, limits the business of each financial guaranty insurer to financial guaranty insurance and similar lines, requires that each financial guaranty insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each financial guaranty insurer, and limits the size of individual transactions -- "single risks" -- and the volume of transactions -- "aggregate risks" -- that may be underwritten by each financial guaranty insurer. Other provisions of the ____________ Insurance Law, applicable to non-life insurance companies such as ____________, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.

                  Certain Prepayment and Yield Considerations

General

         The effective yield of the Notes will be affected by the rate and timing of payments of principal on the Mortgage Loans (including, for this purpose, prepayments and amounts received by virtue of refinancings, liquidations of Mortgage Loans due to defaults, casualties, condemnations, and repurchases), the amount and timing of mortgagor delinquencies and defaults resulting in Realized Losses, and the application of excess funds on the Notes. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments (including Principal Prepayments) on the Mortgage Loans. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of such Mortgage Loans, the rate and timing of Principal Prepayments thereon by the mortgagors, liquidations of defaulted Mortgage Loans and optional or required repurchases of Mortgage Loans as described herein. The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may, and the timing of Realized Losses could, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein), no assurance can be given as to such rate or the timing of Principal Prepayments on the Notes.

         The weighted average life of the Notes will also be influenced by the amount of excess funds generated by the Mortgage Loans, as described herein. Because excess funds attributable to the overcollateralization feature is derived from interest collections on the Mortgage Loans and will be applied to reduce the Note Principal Balances, the aggregate payments in reduction of the Note Principal Balances on a Distribution Date will usually be greater than the aggregate amount of principal payments (including Principal Prepayments) on the Mortgage Loans payable on such Distribution Date until the OC Target Amount is reached and assuming an Overcollateralization Deficit does not occur. As a consequence, excess funds available for payment in reduction of the Note Principal Balances for the Notes will increase in proportion to the outstanding Note Principal Balances over time in the absence of offsetting Realized Losses for the Mortgage Loans.

         Excess funds will be paid on the Notes in reduction of the Note Principal Balances on each Distribution Date to the extent the then applicable OC Target Amount exceeds the related Overcollateralized Amount on such Distribution Date. Any remaining excess funds will be distributable to the owners of the trust. If an Note is purchased at a price other than par, its yield to maturity will be affected by the rate at which the excess funds is paid to the Noteholders. If the actual rate of excess funds applied in reduction of the Note Principal Balances or the Notes is slower than the rate anticipated by an investor who purchases an Note at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of excess funds applied in reduction of the Note Principal Balances on the Notes is faster than the rate anticipated by an investor who purchases an Note at a premium, the actual yield to such investor will be lower than such investor's anticipated yield. The amount of excess funds on any Distribution Date will be affected by, among other things, the actual amount of interest received, collected or recovered in respect of the Mortgage Loans during the related Due Period the level of LIBOR and such amount will be influenced by changes in the weighted average of the Loan Rates resulting from prepayments and liquidations of the Mortgage Loans. The amount of excess funds paid to the Noteholders applied to the Note Principal Balances on each Distribution Date will be based on the OC Target Amount. The Trust Agreement generally provides that the OC Target Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers, including triggers that allow the Target OC Amount to decrease or "step down" based on the performance on the Mortgage Loans with respect to certain tests specified in the Trust Agreement. Any increase in the OC Target Amount may result in an accelerated amortization until such OC Target Amount is reached. Conversely, any decrease in the OC Target Amount will result in a decelerated amortization of the Notes.

         The Mortgage Loans generally may be prepaid in full or in part at any time, although a substantial portion of the Mortgage Loans provide for payment of a prepayment penalty. The Mortgage Loans generally are not assumable and the related Mortgaged Property will be due on sale, in which case the Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations; provided, however, if the Servicer determines that it is reasonably likely that the mortgagor will bring, or if any mortgagor does bring legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer will not be required to enforce the due-on-sale clause or to contest such action.

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. The rate of default on Mortgage Loans that are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. As a result of the underwriting standards applicable to the Mortgage Loans, the Mortgage Loans are likely to experience rates of delinquency, foreclosure, bankruptcy and loss that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in accordance with the standards applied by Fannie Mae and Freddie Mac mortgage loan purchase programs. In addition, because of such underwriting criteria and their likely effect on the delinquency, foreclosure, bankruptcy and loss experience of the Mortgage Loans, the Mortgage Loans will generally be serviced in a manner intended to result in a faster exercise of remedies, which may include foreclosure, in the event Mortgage Loan delinquencies and defaults occur, than would be the case of the Mortgage Loans were serviced in accordance with such other programs. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. To the extent that the locations of the Mortgaged Properties are concentrated in a given region, the risk of delinquencies, loss and involuntary prepayments resulting from adverse economic conditions in such region or from other factors, such as fires, storms, landslides and mudflows and earthquakes, is increased. Certain information regarding the location of the Mortgaged Properties is set forth under "The Mortgage Pool--Mortgage Loan Statistics" and "Risk Factors--Geographic Concentration of Mortgage Loans" herein.

         Certain of the Mortgage Loans are Balloon Loans which provide for a substantial portion of the original Loan Balance in a single payment at maturity (the "Balloon Loans"). Balloon Loans involve a greater degree of risk than fully amortizing loans because the ability of the borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of the attempted sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition of the borrower and operating history of the related Mortgaged Property, tax laws, prevailing economic conditions and the availability of credit for commercial real estate projects generally.

         Other factors affecting prepayment of Mortgage Loans include changes in mortgagors' housing needs, job transfers, unemployment and mortgagors' net equity in the mortgaged properties. Since the rate of payment of principal of the Notes will depend on the rate of payment (including prepayments) of the principal of the Mortgage Loans, the actual maturity of the Notes could occur, and are expected to occur, significantly earlier than the Assumed Final Maturity Date.

         In addition, the yield to maturity of the Notes will depend on the price paid by the holders of the Notes and the Loan Rate. The extent to which the yield to maturity of an Note is sensitive to prepayments will depend upon the degree to which it is purchased at a discount or premium.

         Prepayments of principal on the Mortgage Loans will generally be passed through to the Trustee and included in the Available Funds in the month following the month of receipt thereof by the Servicer. Any prepayment of a Mortgage Loan or liquidation of a Mortgage Loan (by foreclosure proceedings or by virtue of the repurchase of a Mortgage Loan) will have the effect of resulting in payments on the Notes of amounts that otherwise would be paid in amortized increments over the remaining term of such Mortgage Loan.

         The Class ___ Notes will not be entitled to distributions of principal, either scheduled or unscheduled, until ____________, except as otherwise described in this prospectus supplement. After that date, the relative entitlement of the Class ___ Notes to payments in respect of principal is subject to increase in accordance with the calculation of the Class ___ Priority Distribution Amount. See "Description of the Notes - Allocation of Available Funds" herein.

         To the extent that Principal Prepayments with respect to the Mortgage Loans result in prepayments on the Notes during periods of generally lower interest rates, Noteholders may be unable to reinvest such Principal Prepayments in securities having a yield and rating comparable to the Notes.

         The yield on the Notes may be affected by any delays in receipt of payments thereon as described under "Description of the Notes--Book-Entry Notes" herein.

         The yield on the Notes may also be affected by a optional termination of the Trust Fund as described under " --Optional Termination" herein.

         No representation is made as to the rate of principal payments on the Mortgage Loans or as to the yield to maturity of the Notes. An investor is urged to make an investment decision with respect to the Notes based on the anticipated yield to maturity of the Notes resulting from its price and such investor's own determination as to anticipated Mortgage Loan prepayment rates. Prospective investors are urged to analyze fully the effect of Mortgage Loan principal prepayments and market conditions on the yield and value of the Notes, before acquiring any Notes. In particular, investors that are required to perform periodic valuations on their investment portfolios should consider the effect of such fluctuations in value. In addition, investors should carefully consider the factors discussed under "Risk Factors--Unpredictability of Prepayments and Effect on Yields" herein.

Weighted Average Lives

         The timing of changes in the rate of Principal Prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of Principal Prepayments is consistent with such investor's expectation. In general, the earlier a Principal Prepayment on the Mortgage Loans occurs, the greater the effect of such Principal Prepayment on an investor's yield to maturity. The effect on an investor's yield of Principal Prepayments occurring at a rate faster (or slower) than the rate anticipated by the investor during the period immediately following the issuance of the Notes may not be fully offset by a subsequent like decrease (or increase) in the rate of Principal Prepayments in a like amount.

         The projected weighted average life of any Class of Notes is the average amount of time that will elapse from the Closing Date until each dollar of principal is scheduled to be repaid to the investors in such Class of Notes. Because it is expected that there will be prepayments and defaults on the Mortgage Loans, the actual weighted average lives of the Classes of Notes are expected to vary substantially from the weighted average remaining terms to stated maturity of the Mortgage Loans as set forth herein under "The Trust Fund."

         The "Assumed Final Maturity Date" for each Class of Notes is as set forth herein under "Description of the Notes -- General". For the Class ___ Notes, such date is the date on which the "Original Note Principal Balance" set forth herein for such Class less all amounts distributed to the related Noteholders on account of principal would be reduced to zero, assuming that no prepayments are received on the Mortgage Loans, scheduled monthly payments of principal of and interest on each of the Mortgage Loans are timely received and no excess cashflow is used to make accelerated payments of principal to the Noteholders of such Classes of Notes. For the Class A-4 and Class A-5 Notes, such date is the month of the latest maturing Mortgage Loan plus twelve months. The weighted average life of each Class of Notes is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions, and the final Distribution Date with respect to the Notes could occur significantly earlier than the related Assumed Final Maturity Date because (i) prepayments are likely to occur, (ii) excess cashflow, if any, will be applied as principal of the Notes as described herein and (iii) the majority holder of the trust notes and the Servicer may cause a termination of the Mortgage Loans in the Trust Fund as provided herein.

         Prepayments on mortgage loans are commonly measured relative to a prepayment model or standard. The prepayment model used in this prospectus supplement, Home Equity Prepayment or HEP is a prepayment assumption which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. For example, 25% HEP assumes a constant prepayment rate of 2.5% per annum of the then outstanding principal balance of the mortgage loans in the first month of the life of the mortgage loans and an additional 2.5% per annum in each month thereafter up to and including the tenth month. Beginning in the eleventh month and in each month thereafter during the life of the mortgage loans, 25% HEP assumes a constant prepayment rate of 25% per annum. As used in the table below, 0% prepayment assumption assumes prepayment rates equal to 0% of the prepayment assumption, i.e., no prepayments on the Mortgage Loans having the characteristics described below. The prepayment assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans in the Trust Fund.

         The tables on pages S-55 through S-59 were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in such assumptions and the characteristics of the actual Mortgage Loans. Any such discrepancy may have an effect upon the percentages of Original Note Principal Balances outstanding and weighted average lives of the Notes set forth in the tables on pages S-55 through S-59. In addition, since the actual Mortgage Loans in the Trust Fund will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the Notes may be made earlier or later than indicated in the tables.

         The percentages and weighted average lives in the tables on pages S-55 through S-59 were determined assuming that: (i) the Mortgage Loans consist of pools of mortgage loans with the information set forth in the table below, (ii) the Closing Date for the Notes occurs on ______________ and the

Notes were sold to investors by the Underwriter on the Closing Date, (iii) distributions on the Notes are made on the 25th day of each month regardless of the day on which the Distribution Date actually occurs, commencing in ________, in accordance with the priorities described herein, (iv) the prepayment rates with respect to the Mortgage Loans are a multiple of the HEP as stated in the tables below, (v) prepayments include thirty days' interest thereon, (vi) the Seller is not required to substitute or repurchase any or all of the Mortgage Loans pursuant to the Trust Agreement and no optional termination is exercised, except with respect to the entries identified by the row heading "Weighted Average Life (years) to Call Option Date" in the tables below, (vii) the OC Target Amount is set initially as specified in the Trust Agreement and thereafter decreases in accordance with the provisions of the Trust Agreement, (viii) scheduled payments for all Mortgage Loans are received on the first day of each month commencing in ________, the principal portion of such payments is computed prior to giving effect to prepayments received through the end of the prior month and there are no losses or delinquencies with respect to such Mortgage Loans, (ix) all the Mortgage Loans prepay at the same rate and all such payments are treated as prepayments in full of individual Mortgage Loans, with no shortfalls in collection of interest, (x) such prepayments are received on the last day of each month commencing in the month of the Closing Date, (xi) no reinvestment income from any Account is earned and available for distribution, (xii) the PMI Insurer premium is equal to the Weighted Average Coupon Rate of the Mortgage Loans less (a) the Net Coupon Rate of the Mortgage Loans and (b) ____% for the Servicing Fee, (xiii) no prepayment penalties are received on the Mortgage Loans, (xiv) the gross coupon rate for each adjustable rate Mortgage Loan is adjusted on its next rate adjustment date (and every six months thereafter) to equal the sum of (a) the level of Six-Month LIBOR and (b) the respective gross margin (subject to applicable interest rate caps and floors), (xv) the level of Six-Month LIBOR remains constant at ____%, (xvi) no backup servicer is appointed, and (xvii) the Class ___ Pass-Through Rate is ____% for each Distribution Date. Nothing contained in the foregoing assumptions should be construed as a representation that the Mortgage Loans will not experience delinquencies or losses.

                     Assumed Mortgage Loan Characteristics

                              All Mortgage Loans

                                                           Original
                                     Weighted               Term to       Remaining    Remaining Term
           Fixed/     Net Coupon     Average     Original   Maturity    Amortization     to Maturity
 Pool    Adjustable      Rate      Coupon Rate   Balance    (Months)    Term (Months)     (Months)
------   ----------   ----------   -----------   -------    --------    -------------  --------------
   1
   2



                        Adjustable Rate Mortgage Loans

                                                                  Initial
                                                    Interest      Interest
              Gross         Net          Net       Adjustment    Adjustment      First       Reset
  Pool       Margin      Life Cap    Life Floor       Cap           Cap          Reset     Frequency      Index
---------    ------      --------    ----------    ----------    ----------      -----     ---------      -----
  1
  2

         Based on the foregoing assumptions, the following tables indicate the projected weighted average lives of each Class of Notes, and set forth the percentages of the Original Note Principal Balance of each such Class that would be outstanding after each of the dates shown, at various percentages of HEP.

 Percent of Original Note Principal Balance Outstanding at the Following HEP Percentages


                                                                  Class ___ Notes
                                      -------------------------------------------------------------------------
Distribution Date                        0%          15%         20%          25%          30%          35%
-----------------------------------   ----------  ----------  ----------   -----------  -----------  ----------

Initial Percentage................        100%        100%        100%         100%         100%         100%


















    Weighted Average Life (years)
      to Maturity (1)................
    Weighted Average Life (years)
      to Call Option Date (1)........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of any Class of Notes is determined by (i) multiplying the assumed net reduction, if any, in the Note Principal Balance on each Distribution Date on such Class of Notes by the number of years from the date of issuance of the Notes to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Notes.

 Percent of Original Note Principal Balance Outstanding at the Following HEP Percentages

                                                                      Class ___ Notes
                                       -------------------------------------------------------------------------
    Distribution Date                       0%          15%         20%          25%          30%          35%
-----------------------------------   ----------  ----------  ----------   -----------  -----------  ----------

    Initial Percentage................     100%        100%        100%         100%         100%         100%
































    Weighted Average Life (years)
      to Maturity(1).................
    Weighted Average Life (years)
      to Call Option Date(1).........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of any Class of Notes is determined by (i) multiplying the assumed net reduction, if any, in the Note Principal Balance on each Distribution Date on such Class of Notes by the number of years from the date of issuance of the Notes to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Notes.

 Percent of Original Note Principal Balance Outstanding at the Following HEP Percentages


                                                                      Class ___ Notes
                                      -------------------------------------------------------------------------
    Distribution Date                       0%          15%         20%          25%          30%          35%
-----------------------------------   ----------  ----------  ----------   -----------  -----------  ----------

    Initial Percentage................     100%        100%        100%         100%         100%         100%






























    Weighted Average Life (years)
      to Maturity(1).................
    Weighted Average Life (years)
      to Call Option Date(1).........
---------------------
*    Indicates a number that is greater than zero but less than 0.5%.

(1) The weighted average life of any Class of Notes is determined by (i) multiplying the assumed net reduction, if any, in the Note Principal Balance on each Distribution Date on such Class of Notes by the number of years from the date of issuance of the Notes to the related Distribution Date, (ii) summing the results, and (iii) dividing the sum by the aggregate amount of the assumed net reductions in principal amount on such Class of Notes.

     Reports to Holders of the Notes

         On each Distribution Date, the Trustee will make available to each holder of a Note and the Note Insurer a statement to the extent such information is provided to the Trustee by the Servicer generally setting forth:

               (i) the aggregate amount of the distributions, separately identified, with respect to each Class of Notes;

               (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any scheduled principal, Principal Prepayments or other unscheduled recoveries of principal included therein;

               (iii) the amount of such distributions allocable to interest and the calculation thereof;

               (iv) the Note Principal Balance of each Class of Notes after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Balance as of the end of the related Due Period;

               (vi) the OC Target Amount and Overcollateralized Amount as of such Distribution Date;

               (vii) the related amount of the Servicing Fee paid to or retained by the Servicer;

               (viii) the amount of the Trustee Fee paid to the Trustee;

               (ix) the amount of Delinquency Advances and Servicing Advances for the related Due Period;

               (x) the number and aggregate Loan Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

               (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number, the Loan Balance of such Mortgage Loan as of the close of business on the last day of such month and the date of acquisition thereof, as well as the total number and Loan Balance of any REO Properties as of the close of business on the last day of the preceding month;

               (xii) the aggregate amount of Realized Losses incurred during the preceding calendar month, as well as the cumulative amount of Realized Losses;

               (xiii) any OC Deficiency Amount after giving effect to the distributions of principal on such Distribution Date;

               (xiv) any OC Deficit after giving effect to distributions on such Distribution Date;

               (xv) the Reimbursement Amount, if any; and

               (xvi) the Pass-Through Rate for each Class of Notes for such Distribution Date.

         The Trustee will make the monthly statements (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and other parties to the Trust Agreement via the Trustee's internet website and its fax-on-demand service. The Trustee's fax-on-demand service may be accessed by calling ______________. The Trustee's website will be located at "________________." Assistance in using the website or the fax-on-demand service can be obtained by calling the Trustee's customer service desk at ______________. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Trustee shall have the right to change the way monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to each holder of a Note of record during the previous calendar year a statement containing information necessary to enable holders of the Notes to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

                  Material Federal Income Tax Considerations

         The following discussion of material federal income tax consequences of the purchase, ownership and disposition of the notes is to be considered only in connection with "Material Federal Income Tax Consequences" in the accompanying prospectus. The discussion in this prospectus supplement and in the accompanying prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the accompanying prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the notes.

Treatment of the Notes

         The originators, the depositor and the trust agree, and the holders of the notes will agree by their purchase of the notes, to treat the notes as indebtedness for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purpose of securities with terms substantially the same as the notes. In general, whether instruments like the notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The Internal Revenue Service and the courts have stated various factors to be taken into account in determining, for federal income tax purposes, whether an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether the transfer is a borrowing secured by the property. On the basis of its analysis of these factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, ________________________, special tax counsel to the depositor, is of the opinion that, for federal income tax purposes, the notes will be treated as indebtedness, and not as an ownership interest in the mortgage loans, or an equity interest in the sub-trust of the trust consisting of the pool I mortgage loans or the pool II mortgage loans, as the case may be, or in a separate association taxable as a corporation or other taxable entity. See "Material Federal Income Tax Consequences -- Debt Securities" in the accompanying prospectus.

         If the notes are characterized as indebtedness, interest paid or accrued on a note will be treated as ordinary income to holders of the notes and principal payments on a note will be treated as a return of capital to the extent of the holder's basis in the note allocable thereto. An accrual method taxpayer will be required to include in income interest on the notes when earned, even if not paid, unless it is determined to be uncollectible. The indenture trustee, on behalf of the trust, will report to the holders of the notes of record and the IRS the amount of interest paid and original issue discount, if any, accrued on the notes to the extent required by law.

         Possible Alternative Characterizations of the Notes. Although, as described above, it is the opinion of tax counsel that for federal income tax purposes, the notes will be characterized as indebtedness, this opinion is not binding on the IRS and thus no assurance can be given that this characterization will prevail. If the IRS successfully asserted that the notes did not represent debt for federal income tax purposes, holders of the notes would likely be treated as owning an interest in a partnership and not an interest in an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool. If the holders of the notes were treated as owing an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deduction for a holder of a note would differ if the notes were held to constitute partnership interests, rather than indebtedness. Since the parties will treat the notes as indebtedness for federal income tax purposes, none of the servicer, the indenture trustee or the owner trustee will attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the notes. Investors that are foreign persons are strongly advised to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the notes.

         Special Tax Attributes. The notes will not represent "real estate assets" for purposes of Section 856(c)(4)(A) of the Code or "loans ... secured by an interest in real property" within the meaning of Section 7701(a)(19)(C) of the Code.

         Discount and Premium. It is not anticipated that the notes will be issued with any original issue discount. See "Material Federal Income Tax Consequences -- Discount and Premium -- Original Issue Discount" in the accompanying prospectus. The prepayment assumption that will be used for purposes of computing original issue discount, if any, for federal income tax purposes is the prepayment assumption using 25% HEP. See "Prepayment and Yield Considerations" in this prospectus supplement. In addition, a subsequent purchaser who buys a note for less than its principal amount may be subject to the "market discount" rules of the Code. See "Material Federal Income Tax Consequences -- Discount and Premium -- Market Discount" in the accompanying prospectus. A subsequent purchaser who buys a note for more than its principal amount may be subject to the "market premium" rules of the Code. See "Material Federal Income Tax Consequences -- Discount and Premium -- Securities Purchased at a Premium" in the accompanying prospectus.

         Sale or Redemption of the Notes. If a note is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and that holder's adjusted basis in the note. See "Material Federal Income Tax Consequences -- Debt Securities -- Sale or Exchange" in the accompanying prospectus.

         Other Matters. For a discussion of backup withholding and taxation of foreign investors in the notes, see "Material Federal Income Tax Consequences -- Backup Withholding" and " --Foreign Investors -- Grantor Trust, REMIC Regular and Debt Securities" in the accompanying prospectus.

Treatment of the Trust

         Tax counsel is of the opinion that neither the sub-trust of the trust consisting of the pool I mortgage loans nor the sub-trust of the trust consisting of the pool II mortgage loans will be characterized as an association, or a publicly traded partnership, taxable as a corporation or a taxable mortgage pool.

                             ERISA Considerations

     The Employee Retirement Income Security Act of 1974 and the Code impose restrictions on

     o    employee benefit plans-- as defined in Section 3(3) of ERISA,

     o plans described in section 4975(e)(1) of the Code, including individual retirement accounts or Keogh plans,

     o any entities whose underlying assets include plan assets by reason of a plan's investment in those entities and

     o persons who have specified relationships to those plans -- "Parties-in-Interest" under ERISA and "Disqualified Persons" under the Code.

         Section 406 of ERISA prohibits plans from engaging in particular transactions involving the assets of those plans with Parties-in-Interest under those plans, unless a statutory or administrative exemption is applicable to the transaction. Excise taxes under Section 4975 of the Code, penalties under Section 502 of ERISA and other penalties may be imposed on plan fiduciaries and Parties-in-Interest, or Disqualified Persons, that engage in "prohibited transactions" involving assets of a plan. Individual retirement arrangements and other plans that are not subject to ERISA, but are subject to
Section 4975 of the Code, and Disqualified Persons under these arrangements and plans, also may be subject to excise taxes and other penalties if they engage in prohibited transactions. Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Savings. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account -- e.g., through the purchase of an annuity contract. ERISA also imposes specified duties on persons who are fiduciaries of Plans subject to ERISA.

         Some transactions involving the purchase, holding or transfer of the notes might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the trust were deemed to be assets of a plan. Under a regulation issued by the United States Department of Labor, the assets of the trust would be treated as plan assets of a plan for the purposes of ERISA and the Code only if the loan acquires an "equity interest" in the trust and none of the exceptions contained in this plan assets regulation is applicable. An equity interest is defined under the plan assets regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the depositor believes that the notes should be treated as indebtedness without substantial equity features for purposes of the plan assets regulation. This determination is based in part on the traditional debt features of the notes, including the reasonable expectation of purchasers of the notes that the notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the notes could change if the trust incurs losses. However, even if the notes are treated as debt for those purposes, the acquisition or holding of notes by or on behalf of a plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a Party-in-Interest or a Disqualified Person under that plan. In this case, particular exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are:
PTCE 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions affected by in-house asset managers; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each investor using the assets of a plan which acquires the notes, or to whom the notes are transferred, will be deemed to have represented that the acquisition and continued holding of the notes will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

                               Legal Investment

         The notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                             Plan of Distribution

         Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and Prudential Securities Incorporated (the "Underwriter"), an affiliate of the Depositor, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Notes.

         The distribution of the Notes by the Underwriter will be effected in each cash from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Notes to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Notes may be deemed to be an underwriter, and any discounts, commissions or concessions received by them, and any profits on the resale of the Notes purchased by them, may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended. The Underwriting Agreement provides that the Depositor (and the Mortgage Loan Purchase Agreement provides that the Seller) will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.

         The Depositor has been advised by the Underwriter that it intends to make a market in the Notes but it has no obligation to do so. There can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will continue.

         The Notes are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to their right to reject orders in whole or in part. It is expected that delivery of the Notes will be made in book-entry form only through the facilities of The Depository Trust Company on or about the Closing Date.

         The Depositor and the Seller have agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                   Incorporation of Information by Reference

         The Securities and Exchange Commission allows us to "incorporate by reference" information already on file with it. This means that we can disclose important information to you by referring you to those documents. This information is considered part of this prospectus supplement, and later information that is filed will automatically update and supersede this information. We incorporate by reference all of the documents listed in the accompanying prospectus under the heading "Incorporation of Information by Reference" and the financial statements of ________________________ included in, or as exhibits to, the following documents:

     o    the Annual Report on Form 10-K for the year ended ____________; and

     o    the Quarterly Report on Form 10-Q for the quarter ended
          ____________.

         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than the date on the cover page of this prospectus supplement or the accompanying prospectus.

                            Additional Information

         Prudential Securities Secured Financing Corporation has filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, for the notes offered pursuant to this prospectus supplement. This prospectus supplement and the accompanying prospectus, which form a part of the registration statement, omit specified information contained in the registration statement pursuant to the rules and regulations of the Securities and Exchange Commission. You may read and copy the registration statement at the Public Reference Room at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. and at the Securities and Exchange Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York, 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy materials, information statements and other items. The address is http://www.sec.gov.

                                    Experts

         The consolidated balance sheets of ____________ and subsidiaries as of ____________ and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended ________________________, incorporated by reference in this prospectus supplement, have been incorporated in this prospectus supplement in reliance on the report of ____________, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                 Legal Matters

         Certain legal matters in connection with the notes will be passed upon for the originators, the depositor and the servicer by ____________, ____________, for the trust by ____________, ____________, and for the depositor and the underwriter by ____________, ____________.

                                    Ratings

         It is a condition to the original issuance of the notes that they will receive ratings of "[ _____ ]" by _________ and "[ _____ ]" by ___________. The ratings assigned to the notes will take into account the claims-paying ability of the note insurer. Explanations of the significance of these ratings may be obtained from ______________________________________ and
____________________________. These ratings will be the views only of the rating agencies. There is no assurance that any of these ratings will continue for any period of time or that these ratings will not be revised or withdrawn. Any revision or withdrawal of these ratings may have an adverse effect on the market price of the notes.

                            INDEX OF DEFINED TERMS

Accrual Period..............................................................S-
Actuarial Loans.............................................................S-
Assumed Final Maturity Date.................................................S-
Available Funds.............................................................S-
Balloon Loans...............................................................S-
Basic Principal Distribution Amount.........................................S-
beneficial owner............................................................S-
Book-Entry Notes............................................................S-
Business Day................................................................S-
Call Option Date............................................................S-
Class A-5 Priority Distribution Amount......................................S-
Class A-5 Pro Rata. Percentage..............................................S-
Clearstream Luxembourg......................................................S-
Clearstream Luxembourg Participants.........................................S-
CLTV........................................................................S-
Collection Account..........................................................S-
Combined Loan-to-Value Ratio................................................S-
Commission..................................................................S-
Cooperative  :..............................................................S-
Corporate Office............................................................S-
Custodian...................................................................S-
Cut-Off Date Loan Balance...................................................S-
debt-to-income ratio........................................................S-
Defective Loan..............................................................S-
Definitive Note.............................................................S-
Deleted Mortgage Loan.......................................................S-
Delinquency Advance.........................................................S-
Delinquent..................................................................S-
Distribution Date...........................................................S-
DTC.........................................................................S-
DTC Rules...................................................................S-
due date....................................................................S-
Due Period..................................................................S-
Euroclear...................................................................S-
Euroclear Operator..........................................................S-
Euroclear Participants......................................................S-
European Depositaries.......................................................S-
Extra Principal Distribution Amount.........................................S-
Financial Intermediary......................................................S-
FIRREA......................................................................S-
General Excess Available Amount.............................................S-
Global Securities...........................................................S-
Holdings....................................................................S-
Indirect Retail Mortgage Loans..............................................S-
Insurance Agreement.........................................................S-
Insurance Proceeds..........................................................S-
Insured Distribution Amount.................................................S-
Insured Payments............................................................S-

Interest Distribution Amount................................................S-
Interest Remittance Amount..................................................S-
LIBOR Business Day..........................................................S-
LIBOR Determination Date....................................................S-
Liquidated Loan.............................................................S-
Liquidation Proceeds........................................................S-
Loan Balance................................................................S-
Loan-to-Value Ratio.........................................................S-
LTV.........................................................................S-
Mortgage Loans..............................................................S-
Mortgage Notes..............................................................S-
Mortgage Pool...............................................................S-
Mortgaged Properties........................................................S-
Mortgages...................................................................S-
Net WAC Cap.................................................................S-
Note Account................................................................S-
Note Insurer................................................................S-
Note Insurer Default........................................................S-
Note Owners.................................................................S-
Note Principal Balance......................................................S-
Noteholder..................................................................S-
Notes.......................................................................S-
OC Deficiency Amount........................................................S-
OC Deficit..................................................................S-
OC Release Amount...........................................................S-
OC Target Amount............................................................S-
One-Month LIBOR.............................................................S-
Order.......................................................................S-
Original Note Principal Balance.............................................S-
Overcollateralized Amount...................................................S-
Pass-Through Rate...........................................................S-
PMI Insurer.................................................................S-
PMI Mortgage Loans..........................................................S-
PMI Policy..................................................................S-
Policy Payments Account.....................................................S-
Pooling and Servicing Agreement.............................................S-
Premium Amount..............................................................S-
Prepayment Interest Shortfall...............................................S-
Principal Distribution Amount...............................................S-
Principal Prepayment........................................................S-
Principal Remittance Amount.................................................S-
Purchase Price..............................................................S-
Realized Loss...............................................................S-
Receipt.....................................................................S-
Received....................................................................S-
Record Date.................................................................S-
Reference Banks.............................................................S-
Reimbursement Amount........................................................S-
Relevant Depositary.........................................................S-
REMICs......................................................................S-
Replacement Mortgage Loan...................................................S-

Reserve Interest Rate.......................................................S-
Retail Mortgage Loans.......................................................S-
Seller......................................................................S-
Servicer....................................................................S-
Servicer Extension Notice...................................................S-
Servicer Remittance Date....................................................S-
Servicer Termination Trigger Event..........................................S-
Servicing Fee...............................................................S-
Servicing Fee Rate..........................................................S-
Shift Percentage............................................................S-
Six-Month LIBOR.............................................................S-
SMMEA.......................................................................S-
Telerate Page 3750..........................................................S-
Teems and Conditions........................................................S-
Trust.......................................................................S-
Trust Fund..................................................................S-
Trustee Fee.................................................................S-
Trustee Fee Rate............................................................S-
Trustee's Mortgage File.....................................................S-
Underwriter.................................................................S-

                                   ANNEX I

         GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

         Except in certain limited circumstances, the Notes will be globally offered (the "Global Securities") and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream Banking, societe anonyme ("Clearstream Luxembourg") or Euroclear. The Global Securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding Global Securities through Clearstream Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

         Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage loan asset backed notes issues.

         Secondary cross-market trading between Clearstream Luxembourg or Euroclear and DTC Participants holding Notes will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream Luxembourg and Euroclear (in such capacity) and as DTC Participants.

          Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

          All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC.

         Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

         Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to prior mortgage loan asset backed notes issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date. Investors electing to hold their Global Securities through Clearstream Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading Between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset backed notes issues in same-day funds.

         Trading Between Clearstream Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading Between DTC Seller And Clearstream Luxembourg Or Euroclear Purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

         Clearstream Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

         As an alternative, if Clearstream Luxembourg or Euroclear has extended a line of credit to them, Clearstream Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream Luxembourg Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Luxembourg Participant's or Euroclear Participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

         Trading between Clearstream Luxembourg or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream Luxembourg or Euroclear through a Clearstream Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases Clearstream Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

         Finally, day traders that use Clearstream Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Clearstream Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

          (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to the settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream Luxembourg or Euroclear account in order to settle the sale side of the trade; or

          (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Luxembourg or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

         A beneficial owner of Global Securities holding securities through Clearstream Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

         Exemption for non-U.S. Persons (Form W-8 or Form W-8BEN). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Note of Foreign Status) or From W-8BEN (Note of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8 changes, a new Form W-8 of Form W-8BEN must be filed within 30 days of such change. After December 31, 2000, only Form W-8BEN will be acceptable.

         Exemption for non-U.S. Persons with effectively connected income (Form 4224 or Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

         Exemption or Reduced Rate for Non-U.S. Persons Resident In Treaty Countries (Form 1001 or Form W-8BEN). Non-U.S. Persons that are Note Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate) or Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If Form 1001 is provided and the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Noteholder or his agent. After December 31, 2000, only Form W8-BEN will be acceptable.

          Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The Noteholder of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8, Form 1001, and Form 4224 are effective until December 31, 2000. Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date the form is signed.

         The term "U.S. Person" means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also shall be considered U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

================================================================================


               $__________ Mortgage-Backed Notes, Series ______

            ________________________ Home Equity Loan Trust ______

                                    [LOGO]

                      ----------------------------------
                              Seller and Servicer

              Prudential Securities Secured Financing Corporation

                                   Depositor

                        ------------------------------

                             Prospectus Supplement

                         -----------------------------





                             Prudential Securities

                                    [Date]

         You should rely only on the information incorporated by reference or provided in this prospectus supplement and the accompanying prospectus. We have not authorized anyone else to provide you with different information.

         We are not offering the notes offered hereby in any state where such offer is not permitted.

         We represent the accuracy of the information in this prospectus supplement and the accompanying prospectus only as of the dates on their respective covers.

         Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the notes offered hereby and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the notes, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

===============================================================================

PROSPECTUS
------------------------------------------------------------------------------
Prudential Securities Secured
Financing Corporation                                  Asset-Backed Securities
                                                    Sponsor Issuable in Series

------------------------------------------------------------------------------


----------------------------------------
  You should read the section entitled         The Securities
  "Risk Factors" starting on page 3 of
  this prospectus and consider these           o     will be issued from time to time in series,
  factors before making a decision to
  invest in the securities.                    o     will consist of either asset-backed
                                                     certificates or asset-backed notes,

                                               o     will be issued by a trust or other special
  Retain this prospectus for future                  purpose entity established by the sponsor,
  reference.  This prospectus may not
  be used to consummate sales of               o     will be backed by one or more pools of
  securities unless accompanied by the               mortgage loans or manufactured housing
  prospectus supplement relating to                  contracts held by the issuer or private
  the offering of the securities.                    securities or agency securities,
----------------------------------------
                                               o     may have one or more forms of credit
                                                     enhancement, such as insurance policies or
                                                     reserve funds.


     Neither the Securities and Exchange Commission nor any state securities commission has approved of disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                             PRUDENTIAL SECURITIES

                 The date of this prospectus is April 10, 2000

                               Table of Contents



Summary of Prospectus..............................1
Risk Factors.......................................3
The Sponsor........................................6
Use of Proceeds....................................6
The Trustee........................................6
The Trust Funds....................................7
      The Mortgage Loans...........................7
      The Contracts...............................14
      MBS16
      Fixed Retained Yield........................16
      Insurance Policies..........................17
      Acquisition of the Trust Assets.............18
      Assignment of the Loans.....................19
      Representations and Warranties..............20
      Pre-Funding Accounts........................23
Description of the Securities.....................24
      Distributions...............................25
      Principal and Interest on the Securities....26
      Form of Securities..........................26
Credit Enhancement................................28
      Subordination...............................29
      Overcollateralization.......................29
      Cross-Collateralization.....................29
      Surety Bonds................................29
      Letters of Credit...........................30
      Special Hazard Insurance Policies...........30
      Reserve Funds...............................30
      Other Insurance, Guarantees and Similar
        Instruments or Agreements.................30
      Reduction or Substitution of Credit
        Enhancement...............................31
Prepayment and Yield Considerations...............31
      Interest Rates..............................31
      Interest Shortfalls Due to Principal
        Prepayments...............................32
      Weighted Average Life of Securities.........32
Servicing of the Loans............................34
      The Servicer................................34
      Payments on Loans...........................34
      Advances and Limitations Thereon............36
      Adjustment to Servicing
        Compensation in Connection with
        Prepaid and Liquidated Loans..............37
      Reports to Securityholders..................37
      Collection and Other Servicing Procedures...38
      Enforcement of Due-on-Sale Clauses;
        Realization Upon Defaulted Loans..........39
      Servicing Compensation and Payment
        of Expenses...............................40
      Evidence as to Compliance...................40
      Matters Regarding the Servicer..............41
      Events of Default; Rights Upon Event
        of Default................................42
      Amendment...................................44
      Termination; Purchase or Other
        Disposition of Loans......................45
Material Legal Aspects of the Loans...............46
      The Mortgage Loans..........................46
      The Contracts...............................53
      Installment Contracts.......................57
      Soldiers' and Sailors' Civil Relief Act.....59
      Type of mortgaged property..................60
      Material Matters Relating to Insolvency.....60
      Bankruptcy Laws.............................60
Material Federal Income Tax Consequences..........62
      Grantor Trust Securities....................62
      REMIC Securities............................64
      Debt Securities.............................71
      Partnership Interests.......................72
      FASIT Securities............................74
      Discount and Premium........................77
      Backup Withholding..........................81
      Foreign Investors...........................81
State Tax Considerations..........................82
ERISA Considerations..............................83
      Certificates................................84
      Notes.......................................85
      Consultation with Counsel...................86
Legal Investment..................................86
Plan of Distribution..............................87
Incorporation of Information by Reference.........89
Additional Information............................89
Legal Matters.....................................90
Ratings...........................................90
Glossary..........................................92

                             Summary of Prospectus

      This summary highlights selected information from this prospectus and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of your series of securities, read carefully this entire prospectus and the accompanying prospectus supplement.


The Sponsor

     Prudential Securities Secured Financing Corporation will act as the sponsor of the issuers, meaning that it will establish the issuers and cause them to issue the securities.

Securities Offered

     Each class of securities will consist of one or more classes of ownership securities or debt securities. Ownership securities represent beneficial ownership interests in the assets held by the issuer. Ownership securities will be issued in the form of certificates. Debt securities represent indebtedness secured by the assets of the issuer. Debt securities will be issued in the form of notes.

     Each series of securities will be issued in one or more classes, one or more of which may be classes of:

     o   fixed-rate securities,

     o   adjustable-rate securities,

     o   compound-interest or accrual securities,

     o   planned-amortization-class securities,

     o   principal-only securities,

     o   interest-only securities,

     o   participating securities,

     o   senior securities, or

     o   subordinated securities.

     The interest rate, principal balance, notional balance, minimum denomination and form of each class of securities will be described in the accompanying prospectus supplement. The securities will be available in either fully registered or book-entry form, as described in the accompanying prospectus supplement.

The Assets

     Each issuer will hold one or more pools of:

     o conventional mortgage loans or manufactured housing contracts secured by one-to-four family residential properties, manufactured homes and/or commercial properties,

     o mortgage loans secured by security interests in shares issued by private, non-profit cooperative housing corporations,

     o    mortgage loans secured by junior liens on the mortgaged properties,

     o mortgage loans with loan-to-value ratios in excess of the appraised value of the mortgaged property,

     o    home improvement retail installment contracts,

     o    revolving home equity lines of credit, and

     o    private or agency securities.

     The sponsor will direct the issuer to acquire the assets from affiliated sellers, unaffiliated sellers or warehouse trusts created by the sponsor or an affiliate to finance the origination of loans.

Distributions on the Securities

     Owners of securities will be entitled to receive payments in the manner described in the accompanying prospectus supplement, which will specify:

     o whether distributions will be made monthly, quarterly, semi-annually or at other intervals and dates,

     o the amount allocable to payments of principal and interest on any distribution date, and

     o whether distributions will be made on a pro rata, random lot, or other basis.

Credit Enhancement

     A series of securities, or classes within a series, may have the benefit of one or more types of credit enhancement, including:

     o the use of excess interest to cover losses and to create over-collateralization,

     o the subordination of distributions on the lower classes to the distributions on more senior classes,

     o the allocation of losses on the underlying loans to the lower classes, and

     o the use of cross support, reserve funds, financial guarantee insurance policies, guarantees and letters of credit.

     The protection against losses afforded by any credit enhancement will be limited in the manner described in the accompanying prospectus supplement.

Redemption or Repurchase of Securities

     One or more classes of securities may be redeemed or repurchased in whole or in part by the issuer, the servicer, the provider of credit enhancement, their affiliates or a designated securityholder at the times described in the accompanying prospectus supplement and at the price at least equal to the amount necessary to pay all outstanding principal and accrued interest on the redeemed classes.

ERISA Limitations

     Employee benefit plans should carefully review with their own legal advisors whether the purchase or holding of the securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

Material Federal Income Tax Consequences

     Each class of securities offered by this prospectus and the accompanying prospectus supplement will constitute one of the following for federal income tax purposes:

     o    interests in a trust treated as a grantor trust,

     o regular interests or residual interests in a trust treated as one or more real estate mortgage investment conduits,

     o    debt issued by the issuer,

     o    interests in an issuer which is treated as a partnership, or

     o regular interests, high-yield interests or ownership interests in a trust treated as one or more financial asset securitization investment trusts.

                                 Risk Factors

         You should consider the following risk factors prior to any purchase of any class of securities. You should also consider the information under the caption "Risk Factors" in the accompanying prospectus supplement.

Your investment in any security may be an illiquid investment; you should be prepared to hold your security to maturity.

         A secondary market for these securities is unlikely to develop. If it does develop, it may not provide you with sufficient liquidity of investment or continue for the life of these securities. The underwriter(s) may establish a secondary market in the securities, although no underwriter will be obligated to do so. The securities are not expected to be listed on any securities exchange or quoted in the automated quotation system of a registered securities association.

         Issuance of the securities in book-entry form may also reduce the liquidity in the secondary trading market, since some investors may be unwilling to purchase securities for which they cannot obtain definitive physical securities.

As a result of prepayment on the loans or early redemption of the securities, you could be fully paid significantly earlier than would otherwise be the case, which may adversely affect the yield to maturity on your securities.

         The yield to maturity of the securities may be adversely affected by a higher or lower than anticipated rate of prepayments on the loans. The yield to maturity on interest-only securities purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the loans.

         The underlying loans may be prepaid in full or in part at any time, although prepayment may require the borrower to pay of a prepayment penalty or premium. These penalties will generally not be property of the issuer, and will not be available to fund distributions owing to you. We cannot predict the rate of prepayments of the loans, which is influenced by a wide variety of economic, social and other factors, including prevailing mortgage market interest rates, the availability of alternative financing, local and regional economic conditions and homeowner mobility. Therefore, we can give no assurance as to the level of prepayments that a trust fund will experience.

         Prepayments may result from mandatory prepayments relating to unused monies held in pre-funding accounts, voluntary early payments by borrowers, including payments in connection with refinancings of the first mortgages, sales of mortgaged properties subject to "due-on-sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies. In addition, repurchases or purchases from the issuer of loans or the payment of substitution adjustments will have the same effect on the securities as a prepayment of the loans.

         One or more classes of securities of any series may be subject to optional or mandatory redemption or in whole or in part, on or after a specified date, or on or after the time when the aggregate outstanding principal amount of the underlying loans or the securities is less than a specified amount or percentage. You will bear the risk of reinvesting unscheduled distributions resulting from a redemption.

         Any of the foregoing principal prepayments may adversely affect the yield to maturity of the prepaid securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that you will be able to reinvest these prepayments at a yield equaling or exceeding the yield on your securities.

Credit enhancement, even if provided, will in any event be limited in both amount and scope of coverage, and may not be sufficient to cover all losses or risks on your investment.

         Credit enhancement may be provided in limited amounts to cover some, but not all, types of losses on the underlying loans and, in most cases, will reduce over time in accordance with a schedule or formula. Furthermore, credit enhancement may provide only very limited coverage as to some types of losses, and may provide no coverage as to other types of losses. Generally, credit enhancement does not directly or indirectly guarantee to the investors any specified rate of prepayments, which is one of the principal risks of your investment. The amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and any other information will be described in the accompanying prospectus supplement.

Property values may decline, leading to higher losses on the loans.

         An investment in securities such as these, which are backed by residential real estate loans, may be affected by a decline in real estate values and changes in the borrowers' financial condition. If property values were to decline, the rates of delinquencies and foreclosures may rise, thereby increasing the likelihood of loss. If these losses are not covered by any credit enhancement, you will bear all risk of these losses and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted loans.

Foreclosure of mortgaged properties involve delays and expense and could cause losses on the loans.

         Even if the mortgaged properties provide adequate security for the loans, substantial delays could be encountered in connection with the foreclosure of defaulted loans, and corresponding delays in the receipt of the foreclosure proceeds could occur. Foreclosures are regulated by state statutes, rules and judicial decisions and are subject to many of the delays and expenses of other lawsuits, sometimes requiring several years to complete. The servicer will be entitled to reimburse itself for any expenses it has paid in attempting to recover amounts due on the liquidated loans, including payments to prior lienholders, accrued fees of the servicer, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses, which will reduce the amount of the net recovery by the trust.

Environmental conditions on the mortgaged property may give rise to liability for the issuer.

         Real property pledged as security to a lender may be subject to environmental risks which could cause losses on your securities. Under the laws of some states, contamination of a mortgaged property may give rise to a lien on the mortgaged property to assure the costs of clean-up. In several states, this type of lien has priority over the lien of an existing mortgage or owner's interest against the property. In addition, under the laws of some states and under CERCLA, a lender may be liable, as an "owner" or "operator," for costs of addressing releases or threatened releases of hazardous substances that require remedy at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by a prior owner. A lender also will increase its risk of environmental liability upon the foreclosure of the mortgaged property, since the lender may then become the legal owner of the property.

State and federal credit protection laws may limit collection of principal and interest on the loans.

         Residential mortgage lending is highly regulated at both the federal and state levels and violations of these laws, policies and principles may limit the ability of the servicer to collect all or part of the amounts due on the loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the issuer, as the owner of the loan, to damages and administrative enforcement. The occurrence of any of the foregoing could cause losses on your securities.

The Soldiers' and Sailors' Civil Relief Act may limit the ability to collect on the loans.

         The terms of the Soldiers' and Sailors' Civil Relief Act of 1940, or similar state legislation, benefit mortgagors who enter military service after the origination of his or her loan, including a mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty. These mortgagors may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The implementation of the Soldiers' and Sailors' Civil Relief Act could have an adverse effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on these loans.

         In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations that would impair the ability of the servicer to foreclose on loans during the mortgagor's period of active duty status. Thus, in the event that these loans go into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property in a timely fashion.

The ratings assigned to your securities may be lowered or withdrawn.

         The ratings assigned to the securities will be based on, among other things, the adequacy of the value of the trust fund and any credit enhancement for a series. Any rating which is assigned may not remain in effect for any given period of time or may be lowered or withdrawn entirely by the rating agencies if, in their judgment, circumstances in the future so warrant. Ratings may also be lowered or withdrawn because of an adverse change in the financial or other condition of a provider of credit enhancement or a change in the rating of a credit enhancement provider's long term debt.

         Some of the terms used in this prospectus are capitalized. These capitalized terms have specified definitions, which are included at the end of this prospectus under the heading "Glossary."


                                  The Sponsor

         Prudential Securities Secured Financing Corporation was incorporated in the State of Delaware on August 26, 1988 as a wholly-owned, limited purpose finance subsidiary of Prudential Securities Group Inc., a wholly-owned indirect subsidiary of The Prudential Insurance Company of America. The sponsor's principal executive offices are located at One New York Plaza, 14th Floor, New York, New York 10292. Its telephone number is (212) 778-1000.

         Unless otherwise specified in the applicable prospectus supplement, the sponsor will have no servicing obligations or responsibilities for any mortgage loan pool, contract pool or trust fund. The sponsor does not have, nor is it expected in the future to have, any significant assets.

         Neither the sponsor nor Prudential Securities Group Inc. nor any of their affiliates, including The Prudential Insurance Company of America, will insure or guarantee the securities of any series.


                                Use of Proceeds

         Unless otherwise specified in the applicable prospectus supplement, substantially all of the net proceeds from the sale of each series of securities will be used for the purchase of the loans represented by the securities of a series or to reimburse amounts previously used to effect the purchase of the loans, the costs of carrying the loans until the sale of the securities and other expenses connected with pooling the loans and issuing the securities.


                                  The Trustee

         The prospectus supplement for each series of securities will specify the entity acting as trustee for a series. The commercial bank or trust company serving as trustee may have normal banking relationships with the sponsor, the issuer, the servicer or any of their respective affiliates. The trustee's liability in connection with the issuance and sale of the securities is limited solely to the express obligations of the trustee enumerated in the agreements under which a series was issued.

         The trustee may resign at any time, in which event the servicer will be obligated to appoint a successor trustee. The servicer or the issuer may also remove the trustee if the trustee ceases to be eligible to act as trustee for a series under the Issuing Agreement, if the trustee becomes insolvent or in order to change the situs of the trust fund for state-tax reasons. Upon becoming aware of these circumstances, the servicer or the issuer, as the case may be, will become obligated to appoint a successor trustee. The trustee may also be removed at any time by the holders of securities evidencing not less than a specified percentage of the voting interest in the trust fund. Any resignation and removal of the trustee, and the appointment of a successor trustee, will not become effective until acceptance of the appointment by the successor trustee. The trustee, and any successor trustee, will have a combined capital and surplus, or shall be a member of a bank holding system with an aggregate combined capital and surplus, of at least $50,000,000 and will be subject to supervision or examination by federal or state authorities.


                                The Trust Funds

         The securities offered by this prospectus will consist of either asset-backed certificates or asset-backed notes, which represent either beneficial ownership interests in, or debt secured by, the trust fund consisting of the assets of a trust or another special-purpose entity issuing the securities. The trust fund for each series of securities will consist primarily of a segregated pool of loans comprised of mortgage loans and/or manufactured housing contracts or private or agency securities ("MBS"). As used herein, loans refers to both whole loans (or certain balances thereof) and loans underlying MBS. In addition, a trust fund may also include one or more of the following:

     o amounts held from time to time in the Collection Account relating to the securities;

     o the issuer's interest in any primary mortgage insurance, hazard insurance, title insurance and/or other insurance policies relating to a loan;

     o any property which initially secured a mortgage loan and which has been acquired by foreclosure or trustee's sale or deed in lieu of foreclosure or trustee's sale;

     o any manufactured home which initially secured a contract and which is acquired by repossession;

     o    any reserve funds;

     o one or more guarantees, letters of credit, insurance policies, surety bonds or any other credit enhancement arrangement; and

     o any other assets as may be specified in the accompanying prospectus supplement.

         Some of the loans may be delinquent to the extent and as specified in the accompanying prospectus supplement. The percentage of those loans which are delinquent shall not exceed 10% of the aggregate principal balance of the loans in the pool as of the cut-off date for that series. Unless otherwise specified in the applicable prospectus supplement, the trust fund will not include, however, the portion of interest on the loans which constitutes the Fixed Retained Yield, if any. See "--Fixed Retained Yield" below.

         The mortgage loan pool and/or contract pool for a series will be originated or acquired by a seller of mortgage loans and/or contracts and transferred to the issuer either directly by the seller or through a special-purpose affiliate thereof. The mortgage loan pool or contract pool relating to a series will be serviced by a servicer specified in the accompanying prospectus supplement, which may be the originator, under a Servicing Agreement.

The Mortgage Loans

         Each mortgage loan pool will consist of mortgage loans evidenced by promissory notes or other evidences of indebtedness that provide for an original term to maturity of not more than 40 years, for monthly payments and for interest on the outstanding principal amounts thereof at a rate that is either fixed or adjustable, as described in the accompanying prospectus supplement. The mortgage loans may provide for fixed level payments or be graduated payment loans, graduated equity loans, balloon loans, buy-down loans or mortgage loans with other payment characteristics as described in the accompanying prospectus supplement. In addition, the mortgage loan pools may include participation interests in mortgage loans, in which event references in this prospectus to payments on mortgage loans underlying the participations shall mean payments thereon allocable to the participation interests, and the meaning of other terms relating to mortgage loans will be similarly adjusted. Similarly, the mortgage loan pools may include mortgage loans for which a Fixed Retained Yield has been retained by the seller, in which event references in this prospectus to mortgage loans and payments thereon shall mean the mortgage loans exclusive of the Fixed Retained Yield. The prospectus supplement for a series will specify whether there will be any Fixed Retained Yield in any mortgage loan and, if so, the owner thereof. See "Servicing of the Loans--Fixed Retained Yield" in this prospectus. The mortgage loans will be secured by mortgages, deeds of trust or other similar security instruments creating first, second or more junior liens on conventional one-to four-family residential properties, which may include mixed-use or vacation properties, all of which will be located in any of the fifty states, the District of Columbia or the Commonwealth of Puerto Rico. The mortgage loans may also consist of installment contracts for the sale of real estate. If so provided in the applicable prospectus supplement, a mortgage loan pool may also contain cooperative apartment loans evidenced by promissory notes secured by security interests in shares issued by private, non-profit, cooperative housing corporations and in the proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwellings in the cooperatives' buildings. In the case of a cooperative apartment loan, the proprietary lease or occupancy agreement securing the cooperative apartment loan is generally subordinate to any blanket mortgage on the cooperative apartment building and/or the underlying land. Additionally, the proprietary lease or occupancy agreement is subject to termination and the cooperative shares are subject to cancellation by the cooperative if the tenant-stockholder fails to pay maintenance or other obligations or charges owed by the tenant-stockholder.

         Each mortgage loan must have an original term of maturity of not less than 5 years and not more than 40 years. Mortgage loans having LTVs at the time of origination exceeding 80% will generally be supported by external credit enhancement or be covered by primary mortgage insurance providing coverage on at least the amount of the mortgage loan in excess of 75% of the original fair market value of the mortgaged property and remaining in force until the principal balance of the mortgage loan is reduced to 80% of the original fair market value. The fair market value of the mortgaged property securing any mortgage loan is, unless otherwise specified in the applicable prospectus supplement, the lesser of (x) the appraised value of the mortgaged property determined in an appraisal obtained by the originator of the mortgage loan at origination, acquisition, or, in the case of a refinancing, an appraisal obtained at the origination of the refinanced mortgage loan, and (y) the sale price for the mortgaged property.

         No assurance can be given that values of the mortgaged properties have remained or will remain at the levels which existed on the dates of origination of the mortgage loans. If the residential real estate market should experience an overall decline in property values that caused the outstanding balances of the mortgage loans and any secondary financing on the mortgaged properties in a particular trust fund to become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. To the extent that the losses are not covered by the methods of credit enhancement for the series or the insurance policies described in this prospectus, they will be borne by holders of the securities of the series relating to the trust fund. Furthermore, in a declining real estate market a new appraisal could render the cut-off date LTVs of the mortgage loans as unreliable measures of leverage.

         The prospectus supplement for each series will describe selected characteristics of the mortgage loan pool, which may include the aggregate principal balance of the mortgage loans as of the cut-off date, the range of original terms to maturity of the mortgage loans, the weighted average remaining term to stated maturity at the cut-off date of the mortgage loans, the earliest and latest origination dates of the mortgage loans, the range of loan interest rates and Net Loan Rates borne by the mortgage loans, the weighted average loan interest rate at the cut-off date of the mortgage loans, the range of LTVs at the time of origination and the highest outstanding principal balance at origination of any mortgage loan. A maximum of 5% of the mortgage loans, by aggregate principal balance as of the cut-off date, that are included in a trust fund may deviate from the characteristics that are described in the accompanying prospectus supplement.

         All of the mortgage loans in a trust fund will have monthly payments due on a specified day of each month and will, for mortgage loans secured by residential mortgaged properties, require at least monthly payments of interest on any outstanding balance. The mortgage loan pools may include adjustable-rate mortgage loans that provide for payment adjustments to be made less frequently than adjustments in the payments. Each adjustment in the loan interest rate which is not made at the time of a corresponding adjustment in payments -- and which adjusted amount of interest is not paid currently on a voluntary basis by the mortgagor -- will result in either a decrease, if the loan interest rate rises, or an increase, if the loan interest rate declines, in the rate of amortization of the mortgage loan. Moreover, these payment adjustments on the mortgage loans may be subject to a number of limitations, as specified in the accompanying prospectus supplement, which may also affect the rate of amortization on the mortgage loan. As a result of these provisions, or in accordance with the payment schedules of some graduated payment loans and other mortgage loans, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the mortgage loan. In any of these months, no principal would be payable on the mortgage loan and, if the accrued interest exceeded the scheduled monthly payment, there would be deferred interest. Deferred interest is added to the principal balance of the mortgage loan and will bear interest at the loan interest rate until paid. If these limitations prevent the payments from being sufficient to amortize fully the mortgage loan by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance of the mortgage loan will be due on its stated maturity date. See "Prepayment and Yield Considerations" in this prospectus.

         The mortgaged properties will consist of residential properties, including detached homes, townhouses, units in planned unit developments, condominium units, mixed-use properties, vacation homes and small scale multifamily properties, all of which constitute a "dwelling or mixed residential and commercial structure" within the meaning of Section 3(a)(41)(A)(i) of the Securities Exchange Act of 1934, except for an insubstantial portion of any trust fund which may be comprised of other types of properties. The mortgage loans will be secured by liens on fee simple or leasehold interests -- in those states in which long-term ground leases are used as an alternative to fee interests -- in the mortgaged properties, or liens on shares issued by cooperatives and the proprietary leases or occupancy agreements occupy specified units in the cooperatives' buildings. The geographic distribution of mortgaged properties will be included in the accompanying prospectus supplement. Each prospectus supplement will also describe the percentage of the aggregate principal balance as of the cut-off date of the mortgage loans in the mortgage loan pool representing the refinancing of existing mortgage indebtedness and the types of mortgaged properties.

         Buy-Down Loans. A trust fund may contain mortgage loans subject to temporary buy-down plans under which the monthly payments made by the mortgagor during the early years of the mortgage loan will be less than the scheduled monthly payments on the mortgage loan. The shortfall in payment made by the mortgagor under the terms of the buy-down plan will be compensated for from an amount contributed by the originator of the mortgage loan or another source and, if so specified in the accompanying prospectus supplement, placed in a custodial account by the servicer. If the mortgagor on a buy-down loan prepays the mortgage loan in its entirety, or defaults on the mortgage loan and the mortgaged property is sold in liquidation thereof, during the period when the mortgagor is not obligated, on account of the buy-down plan, to pay the full scheduled monthly payment otherwise due on the buy-down loan, the unpaid principal balance of the buy-down loan will be reduced by the amounts remaining in the custodial account for the buy-down loan, and the amounts shall be deposited in the Collection Account, net of any amounts paid in connection with the buy-down loan by any insurer, guarantor or other person under a credit enhancement arrangement described in the accompanying prospectus supplement.

         Balloon Loans. A trust fund may include mortgage loans which are amortized over 30 years or some other term, or which do not provide for amortization prior to maturity, but which have a shorter term that causes the outstanding principal balance of the mortgage loan to be due and payable at maturity in an amount greater than the regular scheduled payment. If specified in the accompanying prospectus supplement, the originator will be obligated to refinance its balloon loan at its maturity at a new interest rate determined prior to maturity by reference to an index plus a margin specified in the mortgage note. The mortgagor is not, however, obligated to refinance the balloon loan through the originator. In the event a mortgagor refinances a balloon loan, the new loan will not be included in the trust fund. See "Prepayment and Yield Considerations" in this prospectus.

         Home Equity Lines of Credit. The trust fund may include "home equity revolving lines of credit" or home equity lines. A home equity line establishes a maximum credit limit for the borrower, and permits the borrower to draw additional funds, and repay the aggregate outstanding balance in each case from time to time in a manner so that the aggregate outstanding balance of the home equity line does not exceed the maximum credit limit. Home equity lines are generally evidenced by a loan agreement rather than a note. Home equity lines generally may be drawn down from time to time by the borrower writing a check against the account, or acknowledging the advance in a supplement to the loan agreement. A home equity line will be secured by either a senior or a junior lien mortgage, and will bear interest at either a fixed or an adjustable rate.

         In a number of states, the borrower must, on the opening of an account, draw an initial advance of not less than a specified amount. Home equity lines generally amortize according to an amortization period established at the time of the initial advance. The amortization period is the length of time in which the initial advance plus interest will be repaid in full and generally ranges from 5 years to 15 years depending on the credit limit assigned. Generally, the amortization period will be longer the higher the credit limit. The minimum monthly payment on a home equity line will generally be equal to the sum of the following:

          o a basic monthly payment in an amount necessary to completely repay the then-outstanding balance and the applicable finance charge in equal installments over the assigned amortization period;

          o    any monthly escrow charges;

          o    any delinquency or other similar charges; and

          o    any past due amounts, including past due finance charges.

         The basic monthly payment amount is typically recomputed each time the loan interest rate adjusts and whenever additional funds are advanced; the recomputation in the case of an additional advance of funds may also reset the amortization schedule. The effect of each additional advance of funds on the home equity line is to reset the commencement date of the original maturity term to the date of the additional advance. For example, a home equity line made originally with a 15-year maturity from date of origination changes at the time of the next adjustment or additional advance of funds to a home equity line with a maturity of 15 years from the date of the additional advance of funds. For some home equity lines, the same type of recomputation exists for adjustments of the loan interest rate.

         Prior to the expiration of a specified period, the reduction of the account to a zero balance and the closing of a home equity line account may result in a prepayment penalty. A prepayment penalty also may be assessed against the borrower if a home equity line account is closed by the servicer due to a default by the borrower under the loan agreement.

         Each loan agreement will provide that the servicer has the right to require the borrower to pay the entire balance plus all other accrued but unpaid charges immediately, and to cancel the borrower's credit privileges under the loan agreement if, among other things, the borrower fails to make any minimum payment when due under the loan agreement, if there is a material change in the borrower's ability to repay the home equity line, or if the borrower sells any interest in the property securing the loan agreement, thereby causing the "due-on-sale" clause in the trust deed or mortgage to become effective.

         Junior Liens. Mortgage loans which are secured by junior mortgages are subordinate to the rights of the mortgagees under the senior mortgage or mortgages. Accordingly, liquidation, insurance and condemnation proceeds received in connection with the mortgaged property will be available to satisfy the outstanding balance of the mortgage loan only to the extent that the claims of the senior mortgages have been satisfied in full, including any liquidation and foreclosure costs. In addition, a junior mortgagee foreclosing on its mortgage may be required to purchase the mortgaged property for a price sufficient to satisfy the claims of the holders of any senior mortgages which are also being foreclosed. In the alternative, a junior mortgagee which acquires title to a mortgaged property, through foreclosure, deed-in-lieu of foreclosure or otherwise may take the property subject to any senior mortgages and continue to perform the obligations on any senior mortgages, in which case the junior mortgagee must comply with the terms of any senior mortgages or risk foreclosure by the senior mortgagee.

         High LTV Loans. A mortgage loan pool may include mortgage loans with combined LTVs in excess of 100%, generally up to a maximum of 125%. For these high LTV loans, more emphasis in the underwriting analysis is placed on the borrower's payment history and ability to repay debt, rather than on the collateral value of the mortgaged property. High LTV loans are generally targeted as debt consolidation loans for repeat or frequent borrowers with generally strong credit ratings. Lending decisions for high LTV loans are based on an analysis of the prospective mortgagor's documented cash flow and credit history supplemented by a collateral evaluation deemed appropriate by the originator.

         Graduated Equity Loans. A mortgage loan pool may include graduated equity loans. Graduated equity loans are fixed-rate, fully-amortizing mortgage loans which provide for monthly payments based on a 10- to 30-year amortization schedule, and which provide for scheduled annual payment increases for a number of years and level payments thereafter. The full amount of the scheduled payment increases during the early years is applied to reduce the outstanding principal balance of the mortgage loans.

         Graduated Payment Loans. A mortgage loan pool may include graduated payment loans. Graduated payment loans provide for payments of monthly installments which increase annually in each of a specified number of initial years and level monthly payments thereafter. Payments during the early years are required in amounts lower than the amounts which would be payable on a level debt service basis due to the deferral of a portion of the interest accrued on the mortgage loan. Deferred interest is added to the principal balance of the mortgage loan and is paid, together with interest thereon, in the later years of the obligation. Because the monthly payments during the early years of the mortgage loan are not sufficient to pay the full interest accruing on the mortgage loan, the interest payments on the mortgage loan may not be sufficient in its early years to meet its proportionate share of the distributions expected to be made on the securities. Thus, if the mortgage loans include graduated payment loans, the servicer will establish a reserve fund which, together with reinvestment income thereon, will be sufficient to cover the amount by which payments of interest on the graduated payment loans assumed in calculating distributions expected to be made on the securities of a series exceed scheduled interest payments according to the relevant graduated payment mortgage plan for the period during which excess occurs.

         Convertible Mortgage Loans. A trust fund may contain convertible mortgage loans which may either (x) switch from a fixed-rate mortgage to an adjustable-rate mortgage under the terms of the underlying mortgage note or
(y) switch from an adjustable-rate mortgage to a fixed-rate mortgage under the terms of the underlying mortgage note. These mortgage loans will be automatically repurchased by the seller or the servicer upon the occurrence of the conversion.

Payment Terms.

         The payment terms of the mortgage loans to be included in a trust fund for a series will be described in the accompanying prospectus supplement and may include any of the following features of combinations thereof or other features described in the accompanying prospectus supplement:

          o Interest may be payable at a loan interest rate that may be a fixed rate, a rate adjustable from time to time in relation to an index, a rate that is fixed for a period of time and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate or a fixed rate to an adjustable rate. Changes to a loan interest rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of these limitations. Accrued interest may be deferred and added to the principal of a mortgage loan for these periods and under other circumstances as may be specified in the accompanying prospectus supplement. Mortgage loans may provide for the payment of interest at a rate lower than the specified loan interest rate for a period of time or for the life of the mortgage loan, and the amount of any difference may be contributed from funds supplied by the seller of the mortgaged property or another source.

          o Principal may be payable on a level debt service basis to fully amortize the mortgage loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on a loan interest rate that is different from the loan interest rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity. Principal may include deferred interest that has been added to the principal balance of the mortgage loan.

          o Monthly payments of principal and interest may be fixed for the life of the mortgage loan, may increase over a specified period of time or may change from period to period. Mortgage loans may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

          o Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the mortgage loan or may decline over time, and may be prohibited for the life of the mortgage loan or for specified periods. Some mortgage loans may permit prepayments after expiration of the applicable lockout period and may require the payment of a prepayment fee in connection with any subsequent prepayment. Other mortgage loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The mortgage loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire mortgage loan in connection with the sale or particular transfers of the mortgaged property. Other mortgage loans may be assumable by persons meeting the then applicable underwriting standards of the originator.

Amortization of the Mortgage Loans.

         The mortgage loans will provide for payments that are allocated to principal and interest according to either the actuarial method, the simple interest method or the "Rule of 78s" method, as described in the accompanying prospectus supplement. The accompanying prospectus supplement will state whether any of the mortgage loans will provide for deferred interest or negative amortization.

         An actuarial mortgage loan provides for payments in level monthly installments -- except, in the case of balloon loans, for the final payment -- consisting of interest equal to one-twelfth of the applicable loan interest rate times the unpaid principal balance, with the remainder of the payment applied to principal.

         A simple interest mortgage loan provides for the amortization of the amount financed under the mortgage loan over a series of equal monthly payments -- except, in the case of a balloon loan, for the final payment. Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan being multiplied by the stated loan interest rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on the mortgage loan. As payments are received under a simple interest mortgage loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest mortgage loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if the payment is made on its scheduled due date.

         Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a simple interest mortgage loan is made on or prior to its scheduled due date, the principal balance of the mortgage loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date, the mortgage loan will amortize more slowly than scheduled. If a simple interest mortgage loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

         Some of the mortgage loans held by an issuer may be loans insured under the FHA Title I credit insurance program created under Sections 1 and 2(a) of the National Housing Act of 1934. Under the Title I program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I program operates as a coinsurance program in which the FHA insures up to 90% of specified losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan. The types of loans which are eligible for insurance by the FHA under the Title I program include property improvement loans made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes:

          o single family, multifamily and nonresidential property improvement loans;

          o manufactured home improvement loans, where the home is classified as personality;

          o    historic preservation loans; and

          o fire safety equipment loans for existing health care facilities.

         If specific information respecting the mortgage loans to be included in a trust fund is not known to the issuer at the time the securities of a series are initially offered, more general information of the nature described above will be provided in the prospectus supplement and final specific information will be disclosed in a Current Report on Form 8-K to be available to investors on the date of issuance thereof and to be filed with the Securities and Exchange Commission promptly after the initial issuance of the securities. A copy of the Issuing Agreement for each series of securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the trustee specified in the accompanying prospectus supplement. A schedule of the mortgage loans relating to a series will be attached to the Issuing Agreement delivered to the trustee upon delivery of the securities.

The Contracts

         Each contract pool will consist of conventional manufactured housing installment sales contracts and installment loan agreements originated or acquired by the seller, or by a manufactured housing dealer in the ordinary course of business and purchased by the seller. Each contract will be secured by manufactured homes, each of which will be located in any of the fifty states, the District of Columbia and the Commonwealth of Puerto Rico. The contracts will be fully amortizing and will bear interest at a fixed or adjustable annual percentage rate. The contract pool may include contracts for which a Fixed Retained Yield has been retained, in which event references in this prospectus to contracts and payments thereon shall mean the contracts exclusive of the Fixed Retained Yield. The prospectus supplement for a series will specify whether there will be any Fixed Retained Yield in any contract, and if so, the owner thereof. See "Fixed Retained Yield" in this prospectus.

         The seller will represent that the manufactured homes securing the contracts consist of "manufactured homes" within the meaning of 42 United States Code, Section 5402(6), which defines a "manufactured home" as "a structure, transportable in one or more sections, which in the traveling mode, is eight body feet or more in width or forty body feet or more in length, or, when erected on site, is three hundred twenty or more square feet, and which is built on a permanent chassis designed to be used as a dwelling with or without a permanent foundation when connected to the required utilities, and includes the plumbing, heating, air-conditioning, and electrical systems contained therein; except that this term shall include any structure which meets all the requirements of [this] paragraph except the size requirements and with respect to which the manufacturer voluntarily files a certification required by the Secretary of Housing and Urban Development and complies with the standards established under [this] chapter."

         Manufactured homes, unlike site-built homes, generally depreciate in value. Consequently, at any time after origination it is possible, especially in the case of contracts with high LTVs at origination, that the market value of a manufactured home may be lower than the principal amount outstanding under the contract.

         The prospectus supplement for each series will describe a number of characteristics of the contracts, which may include the aggregate principal balance of the contracts in the contract pool as of the cut-off date for a series, the range of original terms to maturity of the contracts in the contract pool, the weighted average remaining term to stated maturity at the cut-off date of the contracts, the earliest and latest origination dates of the contracts, the range of loan interest rates and Net Loan Rates borne by the contracts, the weighted average Net Loan Rate at the cut-off date of the contracts, the range of the contracts which had loan-to-value ratios at the time of origination of the contracts and the highest outstanding principal balance at origination of any contract. A maximum of 5%, by aggregate principal balance as of the cut-off date, of the aggregate contracts that are included in a trust fund will deviate from the characteristics that are described in the accompanying prospectus supplement.

         The fair market value of the manufactured home securing any contract is, unless otherwise specified in the applicable prospectus supplement, either
(x) the appraised value of the manufactured home determined in an appraisal obtained by the originator at origination or acquisition and (y) the sale price for the property, plus, in either case, sales and other taxes and, to the extent financed, filing and recording fees imposed by law, premiums for insurance and prepaid finance charges.

         The contracts in a trust fund will generally have due dates on the first of each month and will be fully-amortizing contracts. Contracts may have due dates which occur on a date other than the first of each month. The contract pools may include adjustable rate contracts that provide for payment adjustments to be made less frequently than adjustments in the payments. Each adjustment in the loan interest rate which is not made at the time of a corresponding adjustment in payments will result in a decrease, if the loan interest rate rises, or an increase, if the loan interest rate declines, in the rate of amortization of the contract. Moreover, the payment adjustments on the contracts may be subject to specified limitations, as specified in the prospectus supplement, which may also affect the rate of amortization on the contract. As a result of these provisions, the amount of interest accrued in any month may equal or exceed the scheduled monthly payment on the contract. In any of these months, no principal would be payable on the contract, and if the accrued interest exceeded the scheduled monthly payment, the excess interest due would become deferred interest that is added to the principal balance of the contract. Deferred interest will bear interest at the loan interest rate until paid. If these limitations prevent the payments from being sufficient to amortize fully the contract by its stated maturity date, a lump sum payment equal to the remaining unpaid principal balance will be due on its stated maturity date. See "Prepayment and Yield Considerations" in this prospectus.

         The geographic distribution of manufactured homes will be stated in the accompanying prospectus supplement. Each prospectus supplement will state the percentage of the aggregate principal balance of any contracts as of the cut-off date in the contract pool which are secured by manufactured homes which have become permanently affixed to real estate. Each prospectus supplement will also state the percentage of the aggregate principal balance of the contracts as of the cut-off date in the contract pool representing the refinancing of existing mortgage indebtedness.

         If specific information respecting the contracts to be included in a trust fund is not known to the issuer at the time the securities of a series are initially offered, more general information of the nature described above will be provided in the prospectus supplement and final specific information will be disclosed in a Current Report on Form 8-K to be available to investors on the date of issuance thereof and to be filed with the Securities and Exchange Commission promptly after the initial issuance of the securities.

MBS

         Any MBS will have been issued pursuant to a pooling and servicing agreement, a participation agreement, a trust agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying mortgage loans (or underlying
MBS) will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser of the interest in the underlying mortgage loans or MBS evidenced by the MBS.

         Distributions of any principal or interest, as applicable, will be made on MBS on the dates specified in the related Prospectus Supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of securities described in this prospectus. Any principal or interest distributions will be made on the MBS by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the securities under "Credit Enhancement" in this prospectus may be provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the underlying mortgage loans or underlying MBS evidenced by or securing such MBS and other factors and generally will have been established for the MBS on the basis of requirements of either any rating agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

         The Prospectus Supplement for a series of securities evidencing interests in Mortgage Loans that include MBS will specify, to the extent available to the Depositor, (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the MBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the MBS, if applicable, (iii) whether such MBS is entitled only to interest payments, only to principal payments or to both,
(iv) the pass-through or bond rate of the MBS or formula for determining such rates, if any, (v) the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features, (vi) the MBS Issuer, MBS servicer and MBS trustee, as applicable,
(vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related underlying mortgage loans, the underlying MBS or directly to such MBS, (viii) the terms on which the related underlying mortgage loans or underlying MBS for such MBS or the MBS may, or are required to, be purchased prior to their maturity, (ix) the terms on which mortgage loans or underlying MBS may be substituted for those originally underlying the MBS, (x) the servicing fees payable under the MBS Agreement, (xi) the type of information in respect of the underlying mortgage loans described above, and the type of information in respect of the Underlying MBS described in this paragraph, (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS and (xiii) whether the MBS is in certificated form or held through a depository such as The Depository Trust Company.

Fixed Retained Yield

         The prospectus supplement for a series will specify whether a Fixed Retained Yield has been retained for the loans of a series, and, if so, the owner thereof. Any Fixed Retained Yield will be established on a loan-by-loan basis and will be specified in the schedule of loans attached as an exhibit to the applicable Issuing Agreement. The servicer may deduct the Fixed Retained Yield from payments as received and prior to deposit of these payments in the Collection Account for a series or may, unless an election has been made to treat the trust fund, or a portion of the trust fund, as a REMIC, withdraw the Fixed Retained Yield from the Collection Account after the entire payment has been deposited in the Collection Account. Notwithstanding the foregoing, any partial payment or recovery of interest received by the servicer relating to a loan, whether paid by the mortgagor or obligor or received as Liquidation Proceeds, Insurance Proceeds or otherwise, after deduction of all applicable servicing fees, will be allocated between Fixed Retained Yield, if any, and interest on a pari passu basis.

Insurance Policies

         The Issuing Agreement may require the servicer to cause to be maintained for each loan a standard hazard insurance policy issued by a generally acceptable insurer insuring the mortgaged property underlying the mortgage loan or the manufactured home underlying the contract against loss by fire, with extended coverage. Standard hazard insurance policies will generally be in an amount at least equal to the lesser of 100% of the insurable value of the improvements which are a part of the mortgaged property or manufactured home or the principal balance of the loan; provided, however, that this insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. The servicer may also maintain on property acquired upon foreclosure, or deed in lieu of foreclosure, of any mortgage loan, and on any manufactured home acquired by repossession a standard hazard insurance policy in an amount that is at least equal to the lesser of 100% of the insurable value of the improvements which are a part of the property or the insurable value of the manufactured home or the principal balance of the loan plus, if required by the applicable Issuing Agreement, accrued interest and liquidation expenses; provided, however, that this insurance may not be less than the minimum amount required to fully compensate for any damage or loss on a replacement cost basis. Any amounts collected under any insurance policies, other than amounts to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the borrower in accordance with normal servicing procedures, will be deposited in the Collection Account.

         The standard hazard insurance policies covering the mortgaged properties generally will cover physical damage to, or destruction of, the improvements on the mortgaged property caused by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Because the standard hazard insurance policies relating to the mortgage loans will be underwritten by different insurers and will cover mortgaged properties located in various states, these policies will not contain identical terms and conditions. The most significant terms thereof, however, generally will be determined by state law and generally will be similar. Most of these policies typically will not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reaction, wet or dry rot, vermin, rodents, insects or domestic animals, hazardous wastes or hazardous substances, theft and, in some cases, vandalism. The foregoing list is merely indicative of particular kinds of uninsured risks and is not intended to be all-inclusive.

         The standard hazard insurance policies covering the contracts will provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing in the state in which the manufactured home is located.

         The servicer may maintain a blanket policy insuring against hazard losses on all of the mortgaged properties or manufactured homes in lieu of maintaining the required standard hazard insurance policies. The servicer will be liable for the amount of any deductible under a blanket policy if the amount would have been covered by a required standard hazard insurance policy, had it been maintained.

         In general, if a mortgaged property or manufactured home is located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and the flood insurance has been made available, the Issuing Agreement will require the servicer to cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier. Generally, the Issuing Agreement will require that the flood insurance be in an amount not less than the lesser of (x) the amount required to compensate for any loss or damage to the mortgaged property on a replacement cost basis and (y) the maximum amount of insurance which is available under the federal flood insurance program.

         Any losses incurred in connection with loans due to uninsured risks, including earthquakes, mudflows, floods, hazardous wastes and hazardous substances, or insufficient hazard insurance proceeds could affect distributions to the securityholders.

         The servicer shall obtain and maintain at its own expense and keep in full force and effect a blanket fidelity bond and an error and omissions insurance policy covering the servicer's officers and employees as well as office persons acting on behalf of the servicer in connection with the servicing of the trust fund.

         Although the terms and conditions of primary mortgage insurance policies differ, each primary mortgage insurance policy will generally cover losses up to an amount equal to the excess of the unpaid principal amount of a defaulted mortgage loan or contract, plus accrued and unpaid interest thereon and approved expenses, over a specified percentage of the value of the mortgaged property or manufactured home.

         As conditions precedent to the filing or payment of a claim under a primary mortgage insurance policy, the insured will typically be required, in the event of default by the mortgagor, among other things, to:

         o advance or discharge (x) hazard insurance premiums and (y) as necessary and approved in advance by the insurer, real estate taxes, protection and preservation expenses and foreclosure and similar costs;

         o in the event of any physical loss or damage to the mortgaged property, have the mortgaged property restored to at least its condition at the effective date of the primary mortgage insurance policy; and

         o if the insurer pays the entire amount of the loss or damage, tender to the insurer good and merchantable title to, and possession of, the mortgaged property.

Acquisition of the Trust Assets

         The loans underlying a series of securities will be acquired by the issuer either directly or through a special-purpose affiliate of the issuer, from originators or Sellers which may be affiliates of the issuer, under Loan Sale Agreements. Each loan so acquired will have been originated or acquired by the sellers thereof in accordance with the underwriting criteria specified in the accompanying prospectus supplement. In the Loan Sale Agreements, the sellers will make a number of representations and warranties concerning the loans being acquired from the sellers as described in this prospectus under "--Representations and Warranties".

Assignment of the Loans

         At the time of the issuance of the securities of a series, the issuer will cause the mortgage loans comprising the mortgage loan pool, including any rights to, or security interests in, leases, rents and personal property, or the contracts comprising the contract pool included in the trust fund to be assigned to the trustee, together with all principal and interest received by or on behalf of the issuer on or in connection with the loans after the cut-off date, other than principal and interest due on or before the cut-off date and other than any Fixed Retained Yield, and the seller shall thereupon be liable to the trustee for defective loan documents or an uncured breach of the representations or warranties regarding the loans, to the extent described below. The trustee or its agent will, concurrently with the assignment, authenticate and deliver the securities evidencing a series to the issuer in exchange for the loans. Each loan will be identified in a schedule appearing as an exhibit to the applicable Issuing Agreement. Each schedule will include, among other things, the unpaid principal balance as of the close of business on the applicable cut-off date, the scheduled monthly payment of principal, if any, and interest, the maturity date and the loan interest rate for each loan in the trust fund.

         For each mortgage loan in a trust fund, the mortgage note or other promissory note, any assumption, modification or conversion to fixed interest rate agreement, a copy of any recorded UCC-1 financing statements and continuation statements, together with original executed UCC-2 or UCC-3 financing statements disclosing an assignment of a security interest in any personal property constituting security for repayment of the mortgage loan to the trustee, an executed re-assignment of assignment of leases, rents and profits to the trustee if the assignment of leases, rents and profits is separate from the mortgage, a mortgage assignment in recordable form and the recorded mortgage or other documents as are required under applicable law to create a perfected security interest in the mortgaged property in favor of the trustee will be delivered to the trustee or to a designated custodian; provided, that, in instances where recorded documents cannot be delivered due to delays in connection with recording, copies thereof, certified by the seller to be true and complete copies of these documents, sent for recording, may be delivered and the original recorded documents will be delivered promptly upon receipt. As to each mortgage loan for which there is primary mortgage insurance, the certificate of primary mortgage insurance will be delivered to the trustee. The assignment of each mortgage will be recorded promptly after the initial issuance of securities for the trust fund, except in states where, the recording is not required to protect the trustee's interest in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the seller or any affiliate of the seller.

         For any mortgage loans which are cooperative apartment loans, the issuer will cause to be delivered to the trustee or to a designated custodian the original cooperative note, the security agreement, the proprietary lease or occupancy agreement, the recognition agreement, an executed financing agreement and the relevant stock certificate and blank stock powers. The sellers will cause to be filed in the appropriate office an assignment and a refinancing statement evidencing the trustee's security interest in each cooperative apartment loan.

         For each contract, there will be delivered to the trustee or to a designated custodian the original contract and copies of documents and instruments to each contract and the security interest in the property securing each contract. In order to give notice of the right, title and interest of securityholders to the contracts, the sponsor will cause a UCC-1 financing statement to be executed identifying the trustee as the secured party and identifying all contracts as collateral. The contracts will not be stamped or otherwise marked to reflect their assignment to the issuer. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the interest of securityholders in the contracts could be defeated. See "Material Legal Aspects of the Loans."

         The trustee or the designated custodian will hold the documents relating to mortgage loans generally or contracts in trust for the benefit of securityholders of the series and will review the documents within 45 days of the date of the applicable Issuing Agreement. If any document is not delivered or is found to be defective in any material respect or has not been recorded as required by the applicable Loan Sale Agreement, the trustee or a designated custodian shall immediately notify the servicer and the issuer, and the servicer shall immediately notify the seller. If the seller cannot cure the omission or defect within 60 days after receipt of notice, the seller will be obligated, under the Loan Sale Agreement, either to repurchase the loan from the trustee within 60 days after receipt of notice, at a price equal to the then unpaid principal balance thereof, plus accrued and unpaid interest at the applicable loan interest rate, less any Fixed Retained Yield and less the rate, if any, of servicing fee payable in connection with the loan, through the last day of the month in which the repurchase takes place or to substitute one or more new loans for the loan. In the case of a loan so repurchased, the purchase price will be deposited in the Collection Account. In the case of a substitution, the substitution will be made in accordance with the standards described in "-- Representations and Warranties" below.

         There can be no assurance that the seller will fulfill this repurchase or substitution obligation. The servicer will be obligated to enforce the obligation to the same extent as it must enforce the obligation of the seller for a breach of representation or warranty. However, as in the case of an uncured breach of a representation or warranty, neither the servicer, unless the servicer is the seller, nor the issuer will be obligated to purchase or substitute for the loan if the seller defaults on its repurchase or substitution obligation, unless the breach also constitutes a breach of the representations or warranties of the servicer or the issuer, as the case may be. This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for omission of, or a material defect in, a constituent document.

         The trustee will be authorized to appoint a custodian to maintain possession of the documents relating to the loans. The custodian will keep the documents as the trustee's agent under a custodial agreement.

Representations and Warranties

         Unless otherwise specified in the related Prospectus Supplement, each seller, in the Loan Sale Agreements, will have made a number of representations and warranties concerning the mortgage loans. The seller will have represented, among other things, substantially to the effect that:

               o immediately prior to the sale and transfer of the mortgage loans, the seller had good title to, and was the sole owner of, each mortgage loan and there had been no other assignment or pledge thereof;

               o as of the date of the transfer, the mortgage loans are subject to no offsets, defenses or counterclaims;

               o each mortgage loan at the time it was made complied in all material respects with applicable state and federal laws, including, usury, equal credit opportunity and disclosure laws;

               o a lender's policy of title insurance was issued on the date of the origination of each mortgage loan and each policy is valid and remains in full force and effect;

               o as of the date of the transfer, each mortgaged property is free of material damage and is in adequate repair and each mortgage is a valid lien on the mortgaged property, subject only to

               o    the lien of current real property taxes and assessments,

               o covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of the recording of the mortgage, exceptions appearing of record and either being acceptable to mortgage lending institutions generally or specifically reflected in the lender's policy of title insurance issued on the date of origination and either (x) specifically referred to in the appraisal made in connection with the origination of the mortgage loan or (y) which do not adversely affect the appraised value of the mortgaged property as set forth in the appraisal,

               o other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage, and

               o in the case of second or more junior loans any senior loans of record as of the date of recording of the mortgage loan;

          o as of the date of the transfer, there are no delinquent tax or assessment liens against the mortgaged property that would permit taxing authority to initiate foreclosure proceedings; and

          o for each mortgage loan, if the mortgaged property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards and subject in particular circumstances to the availability of flood insurance under the federal flood insurance program, the mortgaged property is covered by flood insurance meeting the requirements of the applicable Issuing Agreement.

         Unless otherwise specified in the related Prospectus Supplement, each seller, in the Loan Sale Agreement, will have made a number of representations and warranties concerning the contracts. The seller will have represented, among other things, substantially to the effect that:

         o immediately prior to the sale and transfer of the contracts, the seller had good title to, and was the sole owner of, each contract and there had been no other assignment or pledge thereof,

         o as of the date of the transfer, the contracts are subject to no offsets, defenses or counterclaims,

         o each contract at the time it was made complied in all material respects with applicable state and federal laws, including usury, equal credit opportunity and disclosure laws,

         o as of the date of the transfer, each contract is a valid first lien on the manufactured home and the manufactured home is free of material damage and is in adequate repair,

         o as of the date of the transfer, there are no delinquent tax or assessment liens against the manufactured home, and

         o for each contract, the manufactured home securing the contract is covered by a standard hazard insurance policy in the amount required by the Issuing Agreement and all premiums then due on the insurance have been paid in full.

         All of the representations and warranties of the seller concerning a loan will have been made as of the date on which the seller sold the loan to the issuer, or one of its affiliates. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the securities. Since the representations and warranties referred to in the preceding paragraphs are the only representations and warranties that will be made by the seller, the repurchase obligation described below will not arise if, during the period commencing on the date of sale of a loan by the seller, the relevant event occurs that would have given rise to this kind of obligation had the event occurred prior to sale of the affected loan. However, the issuer will not include any loan in the trust fund for any series of securities if anything has come to the issuer's attention that would cause it to believe that the representations and warranties of the seller will not be accurate and complete in all material respects concerning the loan as of the date of initial issuance of the securities.

         The servicer, or the trustee if the servicer is the seller, will promptly notify the seller of any breach of any representation or warranty made by it concerning a loan which materially and adversely affects the interests of the securityholders in the loan. If the seller cannot cure the breach within 60 days after notice from the servicer or the trustee, as the case may be, then the seller will be obligated either (1) to repurchase the loan from the trust fund at the applicable purchase price or (2) subject to the trustee's approval and to the extent permitted by the Issuing Agreement, to substitute for the Deleted Loan one or more loans, as the case may be, but only if (a) for a trust fund or a portion of the trust fund for which a REMIC election is to be made, the substitution is effected within two years of the date of initial issuance of the securities or (b) for a trust fund for which no REMIC election is to be made, the substitution is effected within 120 days of the date of initial issuance of the securities.

         Any substitute loan will, on the date of substitution:

         o    have a LTV no greater than that of the Deleted Loan,

         o have a loan interest rate not less than the loan interest rate of the Deleted Loan,

         o have a Net Loan Rate not less than the Net Loan Rate of the Deleted Loan,

         o have a remaining term to maturity not greater than that of the Deleted Loan, and o comply with all of the representations and warranties contained in the Loan Sale Agreement as of the date of substitution.

         If substitution is to be made for a Deleted Loan with an adjustable loan interest rate, the substitute loan will also bear interest based on the same index, margin, frequency and month of adjustment as the Deleted Loan. In the event that one substitute loan is substituted for more than one Deleted Loan, or more than one substitute loan is substituted for one or more Deleted Loans, then the amount described above will be determined on the basis of aggregate principal balances -- provided, that in all events the tests for a "qualified mortgage" as described in Section 860G of the Code are met as to each substituted loan -- the rates will be determined on the basis of weighted average loan interest rates and Net Loan Rates, as the case may be, and the terms will be determined on the basis of weighted average remaining terms to maturity. In the case of a substitute loan, the mortgage file relating, thereto will be delivered to the trustee or the designated custodian and the seller will pay an amount equal to the excess of (x) the unpaid principal balance of the Deleted Loan, over (y) the unpaid principal balance of the substitute loan or loans, together with interest on the excess at the loan interest rate to the next scheduled due date of the Deleted Loan. This amount will be deposited in the Collection Account for distribution to securityholders. Except in those cases in which the servicer is the seller, the servicer will be required under the applicable Issuing Agreement to enforce this repurchase or substitution obligation for the benefit of the trustee and the holders of the securities, following the practices it would employ in its good faith business judgment were it the owner of the loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of securities or the trustee for a breach of representation by the seller.

         None of the sponsor, the issuer or the servicer, unless the servicer is the seller, will be obligated to purchase or substitute for a loan if the seller defaults on its obligation to do so, and no assurance can be given that the seller will carry out their respective repurchase obligations.

         The seller, the servicer or another entity specified in the accompanying prospectus supplement, will make the representations and warranties as to the types and geographical concentration of the mortgage loan pool or contract pool and as to other matters concerning the pools as may be described the accompanying prospectus supplement. Upon a breach of any representation or warranty which materially and adversely affects the interests of the securityholders in a loan, the entity making the representation or warranty will be obligated either to cure the breach in all material respects, repurchase the loan at the purchase price or substitute for the loan in the manner, and subject to the conditions, described above regarding the obligations of the seller in connection with missing or defective loan documents or the breach of the seller's representations and warranties. This repurchase or substitution obligation constitutes the sole remedy available to the securityholders or the trustee for a breach of a representation or warranty by the seller, the servicer or the other party, respectively.

Pre-Funding Accounts

         A trust fund may include one or more Pre-Funding Accounts. On the closing date for a series, a portion of the proceeds of the sale of the securities of a series will be deposited in the Pre-Funding Account and may be used to acquire additional loans or subsequent loans during the Pre-Funding Period. If any funds remain on deposit in the Pre-Funding Account at the end of Pre-Funding Period, that amount will be applied in the manner specified in the accompanying prospectus supplement to prepay the securities of that series.

         If a Pre-Funding Account is established,

         o the Pre-Funding Period will not extend beyond the period specified in the accompanying prospectus supplement,

         o the additional loans to be acquired during the Pre-Funding Period will be subject to the same representations and warranties and satisfy the same eligibility requirements as the loans included in the trust fund on the closing date, subject to the exceptions that are expressly stated in the accompanying prospectus supplement, and

         o prior to the purchase of additional loans, the amount on deposit in the Pre-Funding Account will be invested in one or more eligible investments allowed by the rating agencies or any Credit Enhancer, which eligible investment must mature no later than the business day prior to the next distribution date.

         If a Pre-Funding Account is established, one or more capitalized interest accounts may be established and maintained with the trustee, for the benefit of the securityholders. On the closing date for a series, a portion of the proceeds of the sale of the securities of a series will be deposited in the capitalized interest account and used to fund the excess, if any, of (a) the sum of the amount of interest accrued on the securities of a series and specified fees or expenses during the Pre-Funding Period, over (b) the amount of interest available therefor from the loans in the trust fund. Any amounts on deposit in the capitalized interest account at the end of the Pre-Funding Period that are not necessary for these purposes will be distributed to the person specified in the accompanying prospectus supplement.

         If a trust fund includes a Pre-Funding Account and the principal balance of additional loans delivered to the issuer during the Pre-Funding Period is less than the original amount on deposit in the Pre-Funding Account, the securityholders will receive a prepayment of principal as and to the extent described in the accompanying prospectus supplement. Any principal prepayment may adversely affect the yield to maturity of these securities. Since prevailing interest rates are subject to fluctuation, there can be no assurance that investors will be able to reinvest these prepayments at yields equaling or exceeding the yields on the securities. It is possible that the yield on any reinvestment will be lower, and may be significantly lower, than the yield on the securities.


                         Description of the Securities

         The securities will be issued in series. Each series of securities or, in some instances, two or more series of securities will be issued under an Issuing Agreement. The following summaries describe particular provisions of the Issuing Agreements. The summaries are not complete and are subject to all of the provisions of the Issuing Agreement for the issuer and the accompanying prospectus supplement. We will file each Issuing Agreement executed and delivered for each series with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K promptly after issuance of the securities of a series. We will provide a copy of the Issuing Agreement, without exhibits, relating to any series without charge upon written request of a holder of a security of a series addressed to Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292, Attention: Managing Director-Asset Backed Finance Group.

         Neither the securities nor the underlying loans will be guaranteed or insured by any governmental agency or instrumentality or the sponsor, the issuer, the servicer, the trustee, the seller or any of their respective affiliates.

         The securities will consist of two basic types: certificates representing beneficial ownership interests in the assets held by the issuer and notes representing debt secured by the assets held by the issuer. Each series or class of securities may have a different Interest Rate, which may be fixed or adjustable. The accompanying prospectus supplement will specify the Interest Rate for each series or class of securities, or the initial Interest Rate and the method for determining subsequent changes to the Interest Rate.

         A series may include one or more classes of Strip Securities or Accrual Securities. In addition, a series may include two or more classes that differ as to timing, sequential order, priority of payment, Interest Rate or amount of distributions of principal or interest or both. Distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the pool.

         A series of securities may include one or more classes of securities that are senior to one or more classes of securities which are subordinate to particular distributions of principal and interest and allocations of losses on the loans. In addition, some classes of senior or subordinate securities may be senior to other classes of senior or subordinate securities in connection with the distributions or losses.

         Each issuer may also issue classes of Equity Participation Securities. These classes of securities may constitute what are commonly referred to as the "residual interest," "ownership interest", "seller's interest" or the "general partnership interest," depending upon the treatment of the issuer for federal income tax purposes and generally will not be styled as having principal and interest components. Any losses suffered by the trust fund will generally be absorbed first by the class of Equity Participation Securities.

Distributions

         Securityholders will be entitled to receive payments on their securities on specified distribution dates. Distribution dates will occur monthly, quarterly or semi-annually, as specified in the accompanying prospectus supplement. The distribution date will be the specified day of each month, or, in the case of quarterly-pay securities, the specified day of every third month; and, in the case of semi-annually-pay securities, the specified day of every sixth month, or if this day is not a business day, the next succeeding business day.

         The accompanying prospectus supplement will describe a record date preceding the distribution date, as of which the trustee or its paying agent will fix the identity of the securityholders for the purpose of receiving payments on the next succeeding distribution date. The record date will be either the close of business as of the last day of the calendar month which precedes the distribution date or the day immediately prior to the distribution date.

         The accompanying prospectus supplement and the Issuing Agreement will describe a remittance period which occurs prior to each distribution date. For example, in the case of monthly-pay securities, the calendar month preceding the month in which a distribution date occurs. Interest accrued and principal collected on the pool during a remittance period will be required to be remitted by the servicer to the trustee prior to the distribution date and will be used to distribute payments to securityholders on the distribution date. The Issuing Agreement may provide that all or a portion of the principal collected on the pool may be applied by the trustee to the acquisition of additional loans during a specified period, rather than used to distribute payments of principal to securityholders during that period, with the result that the securities possess an interest-only period, also commonly referred to as a revolving period, which will be followed by an amortization period. Any interest-only or revolving period may, upon the occurrence of specified events, terminate prior to the end of the specified period and result in the earlier than expected amortization of the securities.

         Beginning on the distribution date in the month following the month -- or, in the case of quarterly-pay securities, the third month following the month and each third month thereafter or, in the case of semi-annually-pay securities, the sixth month following the month and each sixth month thereafter -- in which the cut-off date occurs for a series of securities, distributions of principal and accrued interest or, where applicable, of principal-only or interest-only, on each class of securities entitled thereto will be made either by the trustee or a paying agent appointed by the trustee, to the persons who are registered as securityholders at the close of business on the record date. Interest that accrues and is not payable on a class of securities will generally be added to the principal balance of each security of a class. Distributions will be made in immediately available funds, by wire transfer or otherwise, to the account of a securityholder at a bank or other entity having appropriate facilities therefor, if the securityholder has so notified the trustee or the paying agent, as the case may be, and the Issuing Agreement provides for the form of payment, or by check mailed to the address of the person entitled thereto as it appears on the security register; provided, however, that the final distribution in retirement of the securities, other than any book-entry securities, will be made only upon presentation and surrender of the securities at the office or agency of the trustee specified in the notice to securityholders of the final distribution.

Principal and Interest on the Securities

         The method of determining, and the amount of, distributions of principal and interest, or, where applicable, of principal-only or interest-only, on a particular series of securities will be described in the accompanying prospectus supplement. Each class of securities, other than particular classes of Strip Securities, may bear interest at a different Interest Rate. The accompanying prospectus supplement will specify the Interest Rate for each class, or in the case of an adjustable Interest Rate, the initial Interest Rate and the method for determining the Interest Rate. Interest on the securities will be calculated either on the basis of a 360-day year consisting of twelve 30-day months, on the basis of the actual number of days in the accrual period over 360 or on the basis of the actual number of days in the accrual period over 365.

         On each distribution date for a series of securities, the trustee will distribute or cause the paying agent to distribute, as the case may be, to each holder of record on the record date of a class of securities, an amount equal to the percentage interest represented by the security held by the holder multiplied by the distribution amount for that class. The distribution amount for a class of securities for any distribution date will be the portion, if any, of the principal distribution amount allocable to a class for the distribution date, plus, if the class is entitled to payments of interest on the distribution date, the interest accrued at the applicable Interest Rate on the principal balance or notional amount of a class, less the amount of any deferred interest added to the principal balance of the mortgage loans and/or the outstanding balance of one or more classes of securities on the due date and any other interest shortfalls allocable to securityholders which are not covered by advances or the applicable credit enhancement.

         In the case of a series of securities that includes two or more classes of securities, the timing, sequential order, priority of payment or amount of distributions of principal, and any schedule or formula or other provisions applicable to the determination thereof, including distributions among multiple classes of senior securities or subordinate securities, of each class shall be as provided in the accompanying prospectus supplement. Generally, distributions of principal of any class of securities will be made on a pro rata basis among all of the securities of a class.

         On or prior to the second business day next preceding the distribution date, or any earlier day as shall be agreed by the Credit Enhancer, if any, and the trustee, the trustee will determine the amounts of principal and interest which will be passed through to securityholders on the immediately succeeding distribution date. If the amount in the Collection Account is insufficient to cover the amount to be passed through to securityholders, the trustee will be required to notify the Credit Enhancer, if any, under the Issuing Agreement for the purpose of funding this deficiency.

Form of Securities

         The securities of each series will be issued as physical certificates in fully registered form only in the denominations specified in the accompanying prospectus supplement, and will be transferable and exchangeable at the corporate trust office of the registrar of the securities named in the accompanying prospectus supplement. No service charge will be made for any registration of exchange or transfer of securities, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

         If so specified in the accompanying prospectus supplement, specified classes of a series of securities will be issued in uncertificated book-entry form, and will be registered in the name of Cede, the nominee of DTC. DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act of 1934. DTC was created to hold securities for its participating organizations and facilitate the clearance and settlement of securities transactions between these participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. Indirect access to the DTC system also is available to others like brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

         Under a book-entry format, securityholders that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of securities registered in the name of Cede & Co., as nominee of DTC, may do so only through participants and Indirect participants. In addition, these securityholders will receive all distributions of principal of and interest on the securities from the trustee through DTC and its participants. Under a book-entry format, securityholders will receive payments after the distribution date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC, on each distribution date, DTC will forward the payments to its participants, which thereafter will be required to forward the payments to indirect participants or securityholders. Unless and until physical securities are issued, it is anticipated that the only securityholder will be Cede & Co., as nominee of DTC, and that the beneficial holders of book-entry securities will not be recognized by the trustee as securityholders under the Issuing Agreement. The beneficial holders of the securities will only be permitted to exercise the rights of securityholders under the Issuing Agreement indirectly through DTC and its participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among participants on whose behalf it acts in connection with the securities and is required to receive and transmit payments of principal of and interest on the securities. Participants and indirect participants with which securityholders have accounts for their book-entry securities similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective securityholders. Accordingly, although securityholders will not possess securities, the rules provide a mechanism by which securityholders will receive distributions and will be able to transfer their interests.

         Unless and until physical securities are issued, securityholders who are not participants may transfer ownership of securities only through participants by instructing the participants to transfer securities, by book-entry transfer, through DTC for the account of the purchasers of the securities, which account is maintained with their respective participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the respective participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing securityholders.

         Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and banks, the ability of a securityholder to pledge securities to persons or entities that do not participate in the DTC system, or otherwise take actions concerning the securities may be limited due to the lack of a physical security.

         DTC in general advises that it will take any action permitted to be taken by a securityholder under an Issuing Agreement only at the direction of one or more participants to whose account with DTC the securities are credited. Additionally, DTC in general advises that it will take these actions in connection with specified percentages of the securityholders only at the direction of and on behalf of participants whose holdings include current principal amounts of outstanding securities that satisfy the specified percentages. DTC may take conflicting actions in connection with other current principal amounts of outstanding securities to the extent that these actions are taken on behalf of participants whose holdings include the requisite current principal amounts of outstanding securities.

         Any securities initially registered in the name of Cede & Co., as nominee of DTC, will be issued in fully registered, certificated form to securityholders or their nominees, rather than to DTC or its nominee only under the events specified in the Issuing Agreement and described in the accompanying prospectus supplement. Upon the occurrence of any of the events specified in the Issuing Agreement and the prospectus supplement, DTC will be required to notify all participants of the availability through DTC of physical securities. Upon surrender by DTC of the securities representing the securities and instruction for reregistration, the trustee will issue the securities in the form of physical certificates, and thereafter the trustee will recognize the holders of the physical certificates as securityholders. Thereafter, payments of principal of and interest on the securities will be made by the trustee directly to securityholders in accordance with the procedures described in this prospectus and in the Issuing Agreement. The final distribution of any security, whether physical certificates or securities registered in the name of Cede & Co., however, will be made only upon presentation and surrender of the securities on the final distribution date at the office or agency as is specified in the notice of final payment to securityholders.

         None of the sponsor, the issuer, the seller, the servicer or the trustee will have any liability for any actions taken by DTC, or its nominee, or Cedelbank or the Euroclear System, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in the securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.


                              Credit Enhancement

         Various forms of credit enhancement may be provided for one or more classes of a series of securities or for the loans in the trust fund. Credit enhancement may be in the form of:

         o the subordination of one or more classes of subordinate securities to provide credit support to one or more classes of senior securities,

         o    overcollateralization,

         o    cross-collateralization,

         o the use of a surety bond, financial guaranty insurance policy, special hazard insurance policy, letter of credit or other third party guarantees,

         o    the use of a reserve fund, or

         o    any combination of the foregoing.

         Any credit enhancement may not provide protection against all risks of loss and may not guarantee repayment of the entire principal balance of the securities and interest thereon. If losses occur that exceed the amount covered by credit enhancement or are not covered by the credit enhancement, holders of one or more classes of securities will bear their allocable share of deficiencies.

         The descriptions of any insurance policies or bonds described in this prospectus or any prospectus supplement and the coverage thereunder are not complete and are qualified in their entirety by reference to the actual forms of the policies, copies of which are available upon request.

Subordination

         The subordination of one or more classes of subordinate securities provides credit enhancement to the senior securities. For any senior/subordinate series of securities, the total amount available for distribution on each distribution date, as well as the method for allocating this amount among the various classes of securities included in a series, will be described in the accompanying prospectus supplement. Generally, the amount available for contribution will be allocated first to interest on the senior securities of a series, and then to principal of the senior securities up to the amounts determined as specified in the accompanying prospectus supplement and the Issuing Agreement, prior to allocation to the subordinate securities of a series. In the event of any realized losses on the loans, the rights of the subordinate securityholders to receive distributions from the loans will be subordinate to the rights of the senior securityholders.

Overcollateralization

         Subordination provisions of a series may be used to accelerate the amortization of one or more classes of securities relative to the amortization of the underlying loans. The accelerated amortization is achieved by the application of excess interest to the payment of principal of one or more classes of securities. This acceleration feature creates, for the loans or groups thereof, overcollateralization which results from the excess of the aggregate principal balance of the loans, or a group thereof, over the principal balance of the class. This acceleration may continue for the life of the security, or may be limited. In the case of limited acceleration, once the required level of overcollateralization is reached, the limited acceleration feature may cease, unless necessary to maintain the required level of overcollateralization.

Cross-Collateralization

         The beneficial ownership of separate groups of assets included in a trust fund or the obligations to make payments secured by a pledge of a separate group of assets included in a trust fund may be evidenced by separate classes of the series. In this case, credit enhancement may be provided by a cross-collateralization feature which requires that distributions to be made on one class of securities may be made from excess amounts available from other asset groups within the same trust fund which support other classes of securities. The prospectus supplement for a series that includes a cross-collateralization feature will describe the manner and conditions for applying the cross-collateralization feature.

         The coverage provided by one or more forms of credit enhancement may apply concurrently to two or more separate trust funds. If applicable, the prospectus supplement will identify the trust funds to which the credit-collateralization relates and the manner of determining the amount of the coverage provided thereby and of the application of the coverage to the identified trust funds.

Surety Bonds

         A surety bond or financial guaranty insurance policy may be obtained and maintained for each class or series of securities. The bond insurer will be described in the accompanying prospectus supplement. This description will include financial information for the bond insurer.

         A surety bond will unconditionally and irrevocably guarantee to securityholders that an amount equal to each full and complete insured payment will be received by the trustee on behalf of securityholders, for distribution by the trustee to each securityholder. The amount of any insured payment will be defined in the accompanying prospectus supplement, and will generally equal the full amount of the distributions of principal and interest to which securityholders are entitled under the Issuing Agreement plus any other amounts specified in the Issuing Agreement or in the accompanying prospectus supplement.

         The specific terms of any surety bond will be described in the accompanying prospectus supplement. Surety bonds may apply only to specified classes, or may apply at the loan level and only to specified loans. Surety bonds may have limitations including limitations on the bond insurer's obligation to guarantee the obligations of the seller to repurchase or substitute for any loans. surety bonds will not guarantee any specified rate of prepayments. In addition, insured payments will generally not be available to cover interest shortfalls arising from the application of the Soldiers' and Sailors' Civil Relief Act.

         Subject to the terms of the Issuing Agreement, the bond insurer may be subrogated to the rights of each securityholder to receive payments under the securities to the extent of any payment by the bond insurer under the surety bond.

Letters of Credit

         A letter of credit may be obtained from a bank and delivered to the trustee. The letter of credit may provide direct coverage for the securities or support the issuer's or any other person's obligation under a purchase obligation to make payments to the trustee on one or more components of credit enhancement. The bank issuing the letter of credit, as well as the amount available under the letter of credit for each component of credit enhancement, will be specified in the accompanying prospectus supplement and the Issuing Agreement.

Special Hazard Insurance Policies

         Any insurance policy covering special hazard losses which may be obtained by the issuer for a trust fund will be issued by the insurer named in the accompanying prospectus supplement. Each special hazard insurance policy will protect holders of the series of securities from (x) losses due to direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and
(y) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. Aggregate claims under a special hazard insurance policy will be limited to a maximum amount of coverage, as stated in the accompanying prospectus supplement and the Issuing Agreement.

Reserve Funds

         If so provided in the accompanying prospectus supplement, the issuer will deposit or cause to be deposited in reserve fund any combination of cash, one or more irrevocable letters of credit or one or more eligible investments in specified amounts, amounts otherwise distributable to subordinate securityholders, or any other instrument satisfactory to the rating agencies rating the series, which will be applied and maintained in the manner and under the conditions specified in the accompanying prospectus supplement. In the alternate or in addition to an initial deposit, a reserve fund may be funded through application of all or a portion of amounts otherwise payable on any subordinate securities, on any Equity Participation Security or otherwise. Amounts in a reserve fund may be distributed to securityholders, or applied to reimburse the servicer for outstanding advances or may be used for other purposes.

Other Insurance, Guarantees and Similar Instruments or Agreements

         A trust fund may include in lieu of some or all of the foregoing or in addition thereto, third party guarantees, and other arrangements for maintaining timely payments or providing additional protection against losses on all or any specified portion of the assets included in the trust fund, paying administrative expenses, or accomplishing the other purpose as may be described in the prospectus supplement. The trust fund may include a guaranteed investment contract or reinvestment agreement under which funds held in one or more accounts will be invested at a specified rate. If any class of securities has a floating Interest Rate, or if any of the loans has a floating coupon rate, the trust fund may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks.

Reduction or Substitution of Credit Enhancement

         The amount of credit support provided by any of the forms of credit enhancement, including, without limitation, a surety bond, special hazard insurance policy, letter of credit, or any alternative form of credit enhancement, may be reduced under specified circumstances. In most cases, the amount available under any credit enhancement will be subject to periodic reduction in accordance with a schedule or formula on a nondiscretionary basis under the terms of the Issuing Agreement as the aggregate outstanding principal balance of the loans declines. Additionally, in some cases, the credit enhancement, and any replacements therefor, may be replaced, reduced or terminated upon the written assurance from each rating agency rating a series that the then current rating of the securities will not be adversely affected. Furthermore, in the event that the credit rating of any obligor under any Credit Enhancer is downgraded, the credit rating of the securities may be downgraded to a corresponding level, and neither the sponsor nor the issuer thereafter will be obligated to obtain replacement credit enhancement in order to restore the rating of the securities, and also will be permitted to replace the credit enhancement with other credit enhancement instruments issued by Credit Enhancer whose credit ratings are equivalent to the downgraded level and in lower amounts which would satisfy the downgraded level; provided, that the then current, albeit downgraded, rating of the series of securities is maintained. Where the credit enhancement is in the form of a reserve fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the reserve fund to any of the holders of the Equity Participation Securities, the sponsor, the servicer, the seller or the other person that is entitled thereto. Any assets so released will not be available to fund distribution obligations in future periods.


                      Prepayment and Yield Considerations

Interest Rates

         Any class of securities of a series may have a fixed Interest Rate, or an Interest Rate which varies based on changes in an index or based on changes based on the underlying loans or may receive interest payments from the underlying loans in another manner specified in the accompanying prospectus supplement.

         The prospectus supplement for each series will specify the range and the weighted average of the loan interest rates and Net Loan Rates for the loans underlying a series as of the cut-off date. Each monthly interest payment on a loan will generally be calculated as the product of one-twelfth of the applicable loan interest rate at the time of the calculation and the then unpaid principal balance on the loan. If the trust fund includes adjustable-rate loans or includes loans with different Net Loan Rates, the weighted average Net Loan Rate may vary from time to time as described below. See "The Trust Funds." The prospectus supplement for a series will also specify the initial Interest Rate for each class of securities of a series having an Interest Rate and will specify whether each Interest Rate is fixed or is variable.

         The Net Loan Rate for any adjustable rate loan will change with any changes in the index specified in the accompanying prospectus supplement on which the loan interest rate adjustments are based, subject to any applicable periodic or aggregate caps or floors on the loan interest rate or other limitations described in the accompanying prospectus supplement. The weighted average Net Loan Rate for any series may vary due to changes in the Net Loan Rates of adjustable rate loans, to the timing of the loan interest rate readjustments of the loans and to different rates of payment of principal of fixed or adjustable rate loans bearing different loan interest rates.

         If the trust fund for a series includes adjustable rate loans, any limitations on the periodic changes in a mortgagor's or obligor's monthly payment, any limitations on the adjustments to the Net Loan Rates or loan interest rates, any provision that could result in deferred interest and the effects, if any, thereof on the yield on securities of the series will be discussed in the accompanying prospectus supplement.

         No distribution of principal and only a partial distribution of interest will be made to securityholders on a negatively amortizing loan. Distribution of the portion of scheduled interest at the applicable Net Loan Rate representing deferred interest on the loan will be passed through to the securityholders on the distribution date following the due date on which it is received. Deferred interest will bear interest at the Net Loan Rate for the loan. For federal income tax purposes, deferred interest may constitute interest income to the trust fund and to securityholders at the time that it accrues, rather than at the time that it is paid. See "Material Federal Income Tax Consequences."

Interest Shortfalls Due to Principal Prepayments

         When a loan is prepaid in full, the mortgagor or obligor pays interest on the amount prepaid only to the date of prepayment and not thereafter. Similarly, Liquidation Proceeds and Insurance Proceeds are also likely to include interest only to the time of payment. When a loan is prepaid in part, and the prepayment is applied as of a date other than the due date occurring in the month of receipt or the due date occurring in the month following the month of receipt, the mortgagor or obligor pays interest on the amount prepaid only to the date of prepayment and not thereafter. The effect of the foregoing is to reduce the aggregate amount of interest which would otherwise be passed through to securityholders if the loan were outstanding, or if the partial prepayment were applied, on the succeeding due date. To mitigate this reduction in yield, the Issuing Agreement will provide whether, in connection with any principal prepayment or liquidation of any loan underlying the securities of a series, the servicer will pay into the Collection Account for a series to the extent funds are available for this purpose from the aggregate servicing fees, or portion thereof as specified in the accompanying prospectus supplement, which the servicer is entitled to receive relating to mortgagor or obligor payments or other recoveries distributed on the distribution date, the amount, if any, as may be necessary to assure that the amount paid into the Collection Account from the loan includes an amount equal to interest at the Net Loan Rate for the loan for the period from the date of the prepayment or liquidation to but not including the next due date. See "Servicing of the Loans--Adjustment to Servicing Compensation in Connection with Prepaid and Liquidated Loans."

Weighted Average Life of Securities

         Weighted average life of a security refers to the average amount of time that will elapse from the date of issuance of the security until each dollar in reduction of the principal amount of the security is distributed to the investor. The weighted average life and the yield to maturity of any class of the securities of a series will be influenced by, among other things, the rate at which principal on the loans included in the mortgage loan pool or contract pool for the security is paid, which is determined by scheduled amortization and prepayments. For this purpose, the term "prepayments" includes prepayments and liquidations due to default, casualty, condemnation and the like.

         The loans may generally be prepaid in full or in part at any time, and fixed rate loans will generally contain due-on-sale clauses permitting the holder to accelerate the maturity of the loan upon conveyance of the mortgaged property or manufactured home.

         Prepayments on loans are commonly measured relative to a prepayment standard or model. The prospectus supplement for each series will describe one or more the prepayment standards or models and will contain tables setting forth the weighted average life of each class and the percentage of the original aggregate principal amount of each class that would be outstanding on specified distribution dates for a series based on the assumptions stated in the accompanying prospectus supplement, including assumptions that prepayments on the loans are made at rates corresponding to various percentages of the prepayment standard or model specified in the accompanying prospectus supplement.

         There is, however, no assurance that prepayment of the loans underlying a series of securities will conform to any level of the prepayment standard or model specified in the accompanying prospectus supplement. A number of economic, geographic, social and other factors may affect prepayment experience. These factors may include homeowner mobility, economic conditions, changes in mortgagor's or obligor's housing needs, job transfers, unemployment, mortgagor's or obligor's net equity in the properties securing the loans, servicing decisions, enforceability of due-on-sale clauses, market interest rates, the magnitude of taxes, and the availability of funds for refinancing. In general, however, if prevailing interest rates fall significantly below the loan interest rates on the loans underlying a series of securities, the prepayment rates of the loans are likely to be higher than if prevailing rates remain at or above the rates borne by the loans. It should be noted that securities of a series may evidence an interest in a trust fund with different loan interest rates. Accordingly, the prepayment experience of the securities will to some extent be a function of the mix of loan interest rates of the loans. In addition, the terms of the Servicing Agreement will require the servicer to enforce any due-on-sale clause to the extent specified in the Servicing Agreement. See "Servicing of the Loans--Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Loans" and "Material Legal Aspects of the Loans--Due-On-Sale Clauses" for a description of particular provisions of each Servicing Agreement and a number of legal developments that may affect the prepayment experience on the loans.

         A lower rate of principal prepayments than anticipated would negatively affect the total return to investors in any securities of a series that are offered at a discount to their principal amount or, if applicable, their parity price, and a higher rate of principal prepayments than anticipated would negatively affect the total return to investors in the securities of a series that are offered at a premium to their principal amount or, if applicable, their parity price. Parity price is the price at which a security will yield its coupon, after giving effect to any payment delay. In addition, the yield to investors in a class of securities which bears interest at an adjustable Interest Rate, will also be affected by changes in the index on which any adjustable Interest Rate is based. Changes in the index may not correlate with changes in prevailing mortgage interest rates or financing rates for manufactured housing, and the effect, if any, thereof on the yield of the securities will be discussed in the accompanying prospectus supplement. The yield on some types of securities may be particularly sensitive to prepayment rates, and further information concerning the yield on the securities will be included in the applicable prospectus supplement.

         At the request of the mortgagor or obligor, the servicer may refinance the loans in any trust fund by accepting prepayments thereon and making new loans secured by a mortgage on the same property or a security interest in the same manufactured home. Upon this refinancing, the new loans will not be included in the trust fund. A mortgagor or obligor may be legally entitled to require the servicer to allow a refinancing. Any refinancing will have the same effect as a prepayment in full of the loan.

         The seller may be obligated, under specified circumstances, to repurchase some of the loans. In addition, the terms of insurance policies relating to the loans may permit the applicable insurer to purchase delinquent loans. The proceeds of any repurchase will be deposited in the Collection Account and the repurchase will have the same effect as a prepayment in full of the loan. See "The Trust Funds--Assignment of the Loans." In addition, the servicer may have the option to purchase all, but not less than all, of the loans in any trust fund under specified limited conditions. For any series of securities for which an election has been made to treat the trust fund or a portion of the trust fund as a REMIC, any purchase may be effected only in a "qualified liquidation," as defined in Code Section 860F(a)(4)(A). See "Servicing of the Loans--Termination; Purchase or other Disposition of Loans."


                            Servicing of the Loans

         The following summaries describe particular provisions of the Servicing Agreements which relate to trust funds comprised of loans. The summaries do not purport to be complete and are subject to and are qualified in their entirety by reference to, all the provisions of the Servicing Agreement for each series which may further modify the provisions summarized below. The provisions of each Servicing Agreement will vary depending upon the nature of the securities to be issued thereunder and the nature of the trust fund. We will file each Servicing Agreement executed and delivered for each series with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K promptly after issuance of the securities of a series.

The Servicer

         The servicer under each Servicing Agreement will be named in the accompanying prospectus supplement. The servicer for each series will service the loans contained in the trust fund for a series. Any servicer may delegate its servicing responsibilities to one or more sub-servicers, but will not be relieved of its liabilities with respect thereto.

         The servicer will make a number of representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Servicing Agreement. An uncured breach of a representation or warranty that in any respect materially and adversely affects the interests of the securityholders will constitute an event of default by the servicer under the Servicing Agreement. See "Servicing of the Loans--Rights Upon Event of Default; Events of Default--Loans."

Payments on Loans

         The servicer or the trustee will, as to each series of securities, establish and maintain, or cause to be established and maintained the Collection Account. The Collection Account will be maintained with a depository (1) whose long-term debt obligations at the time of any deposit in the Collection Account are rated not lower than the rating on the series of securities at the time of the initial issuance thereof, (2) the deposits in which are insured by the Federal Deposit Insurance Corporation through either the Bank Insurance Fund or the Savings Association Insurance Fund, to the limit established by the FDIC, and the uninsured deposits in which accounts are otherwise secured so that, as evidenced by an opinion of counsel, the trustee for the benefit of the securityholders of the series has a claim to funds in the Collection Account for a series, or a perfected security interest in any collateral, which shall be limited to eligible investments, securing the funds, that is superior to the claims of any other sponsor or general creditor of the depository or (3) which is otherwise acceptable to each rating agency rating a series.

         A Collection Account may be maintained as an interest bearing or a non-interest bearing account, or the funds held in the Collection Account may be invested pending each succeeding distribution date in eligible investments satisfactory to the rating agencies or any Credit Enhancer. Any of these eligible investments shall mature not later than the business day preceding the next distribution date and none of these investments shall be sold or disposed of prior to the maturity date of the eligible investment; however, in the event that an election has been made to treat the trust fund or a portion of the trust fund of a series as a REMIC, no eligible investments will be sold or disposed of at a gain prior to maturity unless the servicer has received an opinion of counsel or other evidence satisfactory to it that the sale or disposition will not cause the trust fund or a portion of the trust fund to be subject to the tax on "prohibited transactions" imposed by Code Section 860F(a)(1), otherwise subject the trust fund or a portion of the trust fund to tax, or cause the trust fund of a portion of the trust fund to fail to qualify as a REMIC. Any interest or other income earned on funds in the Collection Account is generally paid to the servicer or its designee as additional servicing compensation.

         The servicer will deposit in the Collection Account for each series of securities any amounts representing scheduled payments of principal and interest on the loans due after the applicable cut-off date but received prior thereto, and, the following payments and collections received or made by it on the loans subsequent to the applicable cut-off date, other than payments due on or before the cut-off date:

         o all payments on account of principal, including prepayments, and interest, net of any portion thereof retained by a sub-servicer as its servicing compensation and net of any Fixed Retained Yield;

         o    Net Liquidation Proceeds;

         o    Net Insurance Proceeds;

         o all amounts required to be deposited in the Collection Account from any reserve fund, and amounts available under any other form of credit enhancement applicable to a series;

         o    all advances made by the servicer;

         o all amounts withdrawn from buy-down funds or other funds described in the accompanying prospectus supplement, if any, for the loans, in accordance with the terms of the respective agreements applicable thereto;

         o    all proceeds from the repurchase of loans by the seller; and

         o all other amounts required to be deposited in the Collection Account under the Servicing Agreement

         Notwithstanding the foregoing, the servicer will be entitled, at its election, either (a) to withhold and pay itself the applicable servicing fee and/or to withhold and pay to the owner thereof any Fixed Retained Yield from any payment or other recovery on account of interest as received and prior to deposit in the Collection Account or (b) to withdraw the applicable servicing fee and/or any Fixed Retained Yield from the Collection Account after the entire payment or recovery has been deposited in the Collection Account; however, for each trust fund or a portion of the trust fund as to which a REMIC election has been made, the servicer will, in each instance, withhold and pay to the owner thereof the Fixed Retained Yield prior to deposit of the payment or recovery in the Collection Account.

         Advances, amounts withdrawn from any reserve fund, and amounts available under any other form of credit enhancement will be deposited in the Collection Account not later than the business day preceding the distribution date on which the amounts are required to be distributed. All other amounts will be deposited in the Collection Account not later than the business day next following the day of receipt and posting by the servicer.

         If the servicer deposits in the Collection Account for a series any amount not required to be deposited in the Collection Account, it may at any time withdraw this amount from the Collection Account.

         The servicer is permitted, from time to time, to make withdrawals from the Collection Account for the following purposes, to the extent permitted in the applicable Servicing Agreement:

         o    to reimburse itself for advances;

         o to reimburse itself from Liquidation Proceeds for expenses incurred by the servicer in connection with the liquidation of any defaulted loan or property acquired in respect thereof and for amounts expended in good faith in connection with the restoration of damaged property, to reimburse itself from Insurance Proceeds for expenses incurred by the servicer in connection with the restoration, preservation or repair of the mortgaged properties or manufactured homes and expenses incurred in connection with collecting on the insurance policies and, to the extent that Liquidation Proceeds or Insurance Proceeds after the reimbursement are in excess of the unpaid principal balance of the loans together with accrued and unpaid interest thereon at the applicable Net Loan Rate through the last day of the month in which the Liquidation Proceeds or Insurance Proceeds were received, to pay to itself out of the excess the amount of any unpaid servicing fees and any assumption fees, late payment charges or other mortgagor or obligor charges on the loans;

         o to pay to itself the applicable servicing fee and/or pay the owner thereof any Fixed Retained Yield, in the event the servicer is not required, and has elected not, to withhold the amounts out of any payment or other recovery on a particular loan prior to the deposit of the payment or recovery in the Collection Account;

         o to reimburse itself and the issuer for specified expenses, including taxes paid on behalf of the trust fund, incurred by and recoverable by or reimbursable to it or the issuer, as the case may be;

         o to pay to the seller for each loan or property acquired in respect thereof that has been repurchased by the seller, as the case may be, all amounts received thereon and not distributed as of the date as of which the purchase price of the loan was determined;

         o to pay itself any interest earned on or investment income earned on funds in the Collection Account, all interest or income to be withdrawn not later than the next distribution date;

         o to make withdrawals from the Collection Account in order to make distributions to securityholders; and

         o    to clear and terminate the Collection Account.

Advances and Limitations Thereon

         The accompanying prospectus supplement will describe the circumstances, if any, under which the servicer will make advances relating to delinquent payments on loans. The servicer will be obligated to make advances, and the obligation may be limited in amount, or may not be activated until a portion of a specified reserve fund is depleted. Advances are intended to provide liquidity and not to guarantee or insure against losses. Accordingly, any funds advanced are recoverable by the servicer out of amounts received on particular loans which represent late recoveries of principal or interest, proceeds of insurance policies or Liquidation Proceeds respecting which any advance was made. If an advance is made and subsequently determined to be nonrecoverable from late collections, proceeds of insurance policies, or Liquidation Proceeds from the loan, the servicer may be entitled to reimbursement from other funds in the Collection Account, or from a specified reserve fund as applicable, to the extent specified in the accompanying prospectus supplement.

Adjustment to Servicing Compensation in Connection with Prepaid and Liquidated Loans

         When a mortgagor or obligor prepays a loan in full, the mortgagor or obligor pays interest on the amount prepaid only to the date on which the principal prepayment is made. Similarly, Liquidation Proceeds from a mortgaged property or manufactured home will not include interest for any period after the date on which the liquidation took place, and Insurance Proceeds may include interest only to the date of settlement of the claims. Further, when a loan is prepaid in part, and the prepayment is applied as of a date other than a due date, the mortgagor or obligor pays interest on the amount prepaid only to the date of prepayment and not thereafter. The effect of the foregoing is to reduce the aggregate amount of interest which would otherwise be passed through to securityholders if the loan were outstanding, or if the partial prepayment were applied, on the succeeding due date. In order to mitigate the adverse effect to securityholders of a series resulting from the prepayment or liquidation of a loan or settlement of an insurance claim with respect thereto, the amount of the aggregate servicing fees may be reduced by an amount equal to the accrual of interest on any prepaid or liquidated loan at the Net Loan Rate from the date of its prepayment or liquidation or the date of the insurance settlement to the next due date. These reductions in the aggregate servicing fees will be made by the servicer on the loans under the applicable Servicing Agreement but only to the extent that the aggregate amount of this interest does not exceed the aggregate servicing fees relating to mortgagor or obligor payments or other recoveries distributed on the distribution date. The amount of the offset against the aggregate servicing fees will be included in the scheduled distributions to securityholders on the distribution date on which the principal prepayments, Liquidation Proceeds or Insurance Proceeds are passed through to securityholders. See "Prepayment and Yield Considerations."

Reports to Securityholders

         Unless otherwise specified or modified in the Servicing Agreement for each series, a statement setting forth the following information, if applicable, will be included with each distribution to securityholders of record of a series:

               (a) the amount of principal distributed to holders of the securities and the outstanding principal balance of the securities following the distribution;

               (b) the amount of interest distributed to holders of the securities and the current interest on the securities;

               (c)  the amounts of

                    (1) any overdue accrued interest included in the distribution,
                    (2) any remaining overdue accrued interest on the securities or
                    (3) any current shortfall in amounts to be distributed as accrued interest to holders of the securities;

               (d)  the amounts of

                    (1) any overdue payments of scheduled principal included in the distribution,

                    (2) any remaining overdue principal amounts on the securities,

                    (3) any current shortfall in receipt of scheduled principal payments on the loans or

                    (4) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of the securities;

               (e) the amount received under any credit enhancement, and the remaining amount available under the credit enhancement;

               (f) the amount of any delinquencies on the payments on the loans;

               (g) the book value of any REO property acquired by the trust fund; and

               (h)  any other information as specified in the Issuing
                    Agreement.

         In addition, within a reasonable period of time after the end of each calendar year, the trustee will furnish to each holder of record at any time during the calendar year (x) the aggregate of amounts reported under clauses
(a), (b), and (d)(4) above for the calendar year and (y) the information specified in the Issuing Agreement to enable securityholders to prepare their tax returns including, without limitation, the amount of original issue discount accrued on the securities, if applicable. Information in the distribution date and annual statements provided to the holders will not have been examined and reported upon by an independent public accountant. However, the servicer will provide to the trustee a report by independent public accountants concerning the servicer's servicing of the loans. See "--Evidence as to Compliance" in this prospectus.

         A series of securities or one or more classes of a series may be issued in book-entry form. In this event, owners of beneficial interests in the securities will not be considered holders and will not receive the reports directly from the trustee. The trustee will forward the reports only to the entity or its nominee which is the registered holder of the global certificate which evidences the book-entry securities. Beneficial owners will receive the reports from the participants and indirect participants of the applicable book-entry system in accordance with the practices and procedures of these entities.

Collection and Other Servicing Procedures

         The servicer, directly or through sub-servicers, will make reasonable efforts to collect all payments called for under the loans and will, consistent with the Servicing Agreement, follow the collection procedures as it follows for mortgage loans or manufactured housing contracts serviced by it that are comparable to the loans, as the case may be. Consistent with the above, the servicer may, in its discretion, (x) waive any prepayment charge, assumption fee, late payment charge or any other charge in connection with the prepayment of a loan and (y) arrange with a mortgagor or obligor a schedule for the liquidation of deficiencies running for not more than six months after the applicable due date.

         In accordance with the Servicing Agreement, the servicer, to the extent permitted by law, will establish and maintain or will cause to be established and maintained one or more escrow accounts in which the servicer will be required to deposit or cause to be deposited payments by mortgagors or obligors, as applicable, for taxes, assessments, mortgage and hazard insurance premiums and other comparable items. Withdrawals from the escrow accounts may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to mortgagors or obligors amounts determined to be overages, to pay interest to mortgagors or obligors on balances in the escrow accounts, if required, to repair or otherwise protect the mortgaged properties or manufactured homes and to clear and terminate this account. The servicer will be responsible for the administration of each escrow account. The servicer will be obligated to advance particular amounts which are not timely paid by mortgagors or obligors, to the extent that the servicer determines that the amounts will be recoverable out of Insurance Proceeds, Liquidation Proceeds, or otherwise. Alternatively, if specified in the Servicing Agreement, in lieu of establishing a escrow account, the servicer may procure a performance bond or other form of insurance coverage, in an amount acceptable to each rating agency rating the series of securities, covering loss occasioned by the failure to escrow these amounts.

Enforcement of Due-on-Sale Clauses; Realization Upon Defaulted Loans

         Each Servicing Agreement will provide that, when any mortgaged property or manufactured home is conveyed by the mortgagor or obligor, the servicer will exercise its rights to accelerate the maturity of the loan under any "due-on-sale" clause applicable thereto, if any, unless (a) it is not exercisable under applicable law or (b) this exercise would result in loss of insurance coverage on the loan. In this case, the servicer is authorized to take or enter into an assumption and modification agreement from or with the person to whom the mortgaged property or manufactured home has been or is about to be conveyed, and the person will become liable under the mortgage note or contract and, unless prohibited by applicable state law, the mortgagor or obligor remains liable thereon; provided, that the loan will continue to be covered by any pool insurance policy and any primary mortgage insurance policy, and the loan interest rate for the loan and the payment terms shall remain unchanged. The servicer will also be authorized, with the prior approval of any pool insurer and any primary mortgage insurer, if any, to enter into a substitution of liability agreement with this person, and the original mortgagor or obligor will be released from liability and this person will be substituted as mortgagor or obligor and becomes liable under the mortgage note or contract.

         The servicer is obligated under the Servicing Agreement to realize upon defaulted loans to the extent provided in the Servicing Agreement. However, in the case of foreclosure or of damage to a mortgaged property or manufactured home from an uninsured cause, the servicer is not required to expend its own funds to foreclose, repossess or restore any damaged property, unless it reasonably determines (x) that this foreclosure, repossession or restoration will increase the proceeds to securityholders of a series of liquidation of the loan after reimbursement of the servicer for its expenses and (y) that these expenses will be recoverable to it through Liquidation Proceeds or Insurance Proceeds. In the event that the servicer has expended its own funds for foreclosure or to restore damaged property, it will be entitled to charge the Collection Account for a series an amount equal to all costs and expenses incurred by it.

         The servicer may foreclose against property securing a defaulted loan either by foreclosure, by sale or by strict foreclosure and in the event a deficiency judgment is available against the mortgagor or other person may proceed for the deficiency. See "Material Legal Aspects of the Loans--The Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" for a description of the availability of deficiency judgments. It is anticipated that in most cases the servicer will not seek deficiency judgments against any mortgagor or obligor, and the servicer is not required under the Servicing Agreement to seek deficiency judgments.

         For a trust fund, or one or more segregated pools of assets in the trust fund, as to which a REMIC election has been made, if the trustee acquires ownership of any mortgaged property or manufactured home as a result of a default or imminent default of any loan secured by the mortgaged property or manufactured home, the trustee generally will be required to dispose of the property with two (2) years following its acquisition by the trust fund. The servicer also will be required to administer the mortgaged property or manufactured home in a manner which does not cause the mortgaged property or manufactured home to fail to qualify as "foreclosure property" within the meaning of Code Section 860G(a)(8) or result in the receipt by the trust fund of any "net income from foreclosure property" within the meaning of Code
Section 860G(c). In general, this would preclude the holding of the mortgaged property or manufactured home as a dealer in the property or the receipt of rental income based on the profits of the lessee.

         The servicer may modify, waive or amend the terms of any loan without the consent of the trustee or any securityholder. These modifications, waivers or amendments shall only be given if the servicer determines that it is in the best interests of securityholders and, generally, only if the loan is in default or the servicer has determined that default is reasonably foreseeable.

Servicing Compensation and Payment of Expenses

         For each series of securities, the servicer will be entitled to be paid a servicing fee on the loans until termination of the Servicing Agreement. The servicer, at its election, will pay itself the servicing fee for a series on each loan by (a) withholding the servicing fee from any scheduled payment of interest prior to deposit of the payment in the Collection Account for a series or (b) withdrawing the servicing fee from the Collection Account after the entire interest payment has been deposited in the Collection Account. The servicer may also pay itself out of the Liquidation Proceeds or Insurance Proceeds from a loan, or withdraw from the Collection Account, the servicing fee on the loan or other recoveries with respect thereto to the extent provided in the Servicing Agreement. The servicing fee on the loans underlying the securities of a series will be specified in the applicable prospectus supplement. Any additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges or otherwise will be retained by the servicer to the extent not required to be deposited in the Collection Account.

         In addition to amounts payable to any sub-servicer, the servicer will pay all expenses incurred in connection with the servicing of the loans underlying a series, including, without limitation, payment of the hazard insurance policy premiums and fees or other amounts payable in accordance with any applicable agreement for the provision of credit enhancement for a series, payment of the fees and disbursements of the trustee and any custodian, fees due to the independent accountants and expenses incurred in connection with distributions and reports to securityholders. However, some of these expenses may be reimbursable to the servicer under the terms of the Issuing Agreement. In addition, the servicer will be entitled to reimbursement for particular expenses incurred by it in connection with the liquidation of defaulted loans. In the event that claims are either not made or are not fully paid from any applicable form of credit enhancement, the trust fund will suffer a loss to the extent that Net Liquidation Proceeds and Net Insurance Proceeds are less than the principal balance of the loan, plus accrued interest thereon at the Net Loan Rate. In addition, the servicer will be entitled to reimbursement of expenditures incurred by it in connection with the restoration of any mortgaged property or manufactured home, the right of reimbursement being prior to the rights of the securityholders to receive Liquidation Proceeds and Insurance Proceeds. The servicer is also entitled to reimbursement from the Collection Account of advances, of advances made by it to pay taxes or insurance premiums on any mortgaged property or manufactured home and of particular losses against which it is indemnified by the trust fund.

Evidence as to Compliance

         The applicable Servicing Agreement for each series will provide that each year, a firm of independent public accountants will furnish a statement to the trustee to the effect that this firm has examined specified documents and records relating to the servicing of the loans by the servicer and that, on the basis of the examination, this firm is of the opinion that the servicing has been conducted in compliance with the Servicing Agreement, except for (x) any exceptions as the firm believes to be immaterial and (y) any other exceptions as are stated in this statement.

         The applicable Servicing Agreement for each series will also provide for delivery to the trustee for a series of an annual statement signed by an officer of the servicer to the effect that the servicer has fulfilled its obligations under the Servicing Agreement throughout the preceding calendar year.

Matters Regarding the Servicer

         The servicer may not resign from its obligations and duties under the Servicing Agreement for each series, except upon its determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it. No resignation will become effective until the trustee for a series or a successor servicer has assumed the servicer's obligations and duties under the Servicing Agreement. If the servicer resigns for any of the foregoing reasons and the trustee is unable or unwilling to assume responsibility for servicing the loans, it may appoint another institution as servicer, as described under "Servicing of the Loans--Events of Default; Rights Upon Event of Default " below.

         The Servicing Agreement will provide that neither the servicer nor any director, officer, employee or agent of either of them will be under any liability to the trust fund or the securityholders, for the taking of any action or for refraining from the taking of any action in good faith in accordance with the Servicing Agreement or for errors in judgment; provided, however, that none of the servicer or any director, officer, employee or agent of the servicer will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties or by reason of reckless disregard of his or its obligations and duties thereunder. The Servicing Agreement will further provide that the servicer and any director, officer, employee or agent of the servicer shall be entitled to indemnification by the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Servicing Agreement or the securities other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder. In addition, the Servicing Agreement will provide that the servicer will not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties under the Servicing Agreement and that in its opinion may involve it in any expense or liability. The servicer may, however, in its discretion, undertake any action deemed by it necessary or desirable in connection with the Servicing Agreement and the rights and duties of the parties thereto and the interests of the securityholders thereunder. In this event, the legal expenses and costs of the action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund, and the servicer will be entitled to be reimbursed therefor out of the Collection Account, and any loss to the trust fund arising from the right of reimbursement will be allocated pro rata among the various classes of securities unless otherwise specified in the applicable Servicing Agreement.

         Any person into which the servicer may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the servicer is a party, or any person succeeding to the business through the transfer of substantially all of its assets, or otherwise, of the servicer will be the successor of the servicer under the Servicing Agreement; provided, that each rating agency's rating of any securities for a series in effect immediately prior to this event is not adversely affected thereby.

         The servicer also may have the right to assign its rights and delegate its duties and obligations under the Servicing Agreement to an affiliate or in connection with a sale or transfer of a substantial portion of its mortgage or manufactured housing servicing portfolio; provided, that

         o in the case of a transfer by a servicer of mortgage loans, the purchaser or transferee accepting the assignment or delegation is qualified to service mortgage loans for under the standards set forth in the Servicing Agreement,

         o the purchaser or transferee is reasonably satisfactory to the issuer and the trustee for a series and executes and delivers to the issuer and the trustee an agreement, in form and substance reasonably satisfactory to the issuer and the trustee, which contains an assumption by the purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the servicer under the Servicing Agreement from and after the date of the agreement; and

         o each rating agency's rating of any securities for a series in effect immediately prior to the assignment, sale or transfer is not qualified, downgraded or withdrawn as a result of the assignment, sale or transfer or

         In the case of any assignment or delegation, the servicer will be released from its obligations under the Servicing Agreement except for liabilities and obligations incurred prior to the assignment and delegation.

Events of Default; Rights Upon Event of Default

         Servicing Agreement. Events of default under the Servicing Agreement generally include:

         o any failure by the servicer to deposit amounts in the Collection Account, which failure continues unremedied for the number of days specified in the accompanying prospectus supplement after the giving of written notice of any failure to the servicer by the trustee for a series, or to the servicer and the trustee by the holders of a series evidencing not less than a specified percentage of the aggregate voting rights of the securities for a series,

         o any failure by the servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Issuing Agreement which continues unremedied for the number of days specified in the accompanying prospectus supplement after the giving of written notice of any failure to the servicer by the trustee, or to the servicer and the trustee by the holders of a series evidencing not less than a specified percentage of the aggregate voting rights of the securities for a series, and

         o particular events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and particular actions by the servicer indicating its insolvency, reorganization or inability to pay its obligations.

         The Servicing Agreement will specify the circumstances under which the trustee of the holders of securities may remove the servicer upon the occurrence and continuance of an event of default thereunder, whereupon the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the Servicing Agreement and will be entitled to reasonable servicing compensation not to exceed the applicable servicing fee, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in the Servicing Agreement.

         In the event that the trustee is unwilling or unable so to act, it may select, or petition a court of competent jurisdiction to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the accompanying prospectus supplement to act as successor servicer under the provisions of the applicable Servicing Agreement. The successor servicer would be entitled to reasonable servicing compensation in an amount not to exceed the servicing fee stated in the accompanying prospectus supplement, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise, as provided in the Servicing Agreement.
         During the continuance of any event of default of a servicer under a Servicing Agreement, the trustee will have the right to take action to enforce its rights and remedies and to protect and enforce the rights and remedies of the holders of a series, and holders of securities evidencing not less than a specified percentage of the aggregate voting rights of the securities for a series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred upon that trustee. However, the trustee will not be under any obligation to pursue any remedy or to exercise any of these trusts or powers unless the securityholders have offered the trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred by the trustee in pursuing the remedy. The trustee may decline to follow any direction by the securityholders if the trustee determines that the action or proceeding so directed may not lawfully be taken or would involve it in personal liability or be unjustly prejudicial to the nonassenting holders.

         Indenture. Events of default under the indenture for each series of notes generally include:

         o a default in the payment of any principal of or interest on any note of a series, which continues for the period of time specified in the accompanying prospectus supplement;

         o failure to perform any other covenant of the issuer in the indenture which continues for the period of time specified in the accompanying prospectus supplement after notice thereof is given in accordance with the procedures described in the accompanying prospectus supplement;

         o any representation or warranty made by the issuer in the indenture or in any certificate or other writing delivered pursuant to the indenture or in connection with the indenture concerning or affecting a series having been incorrect in a material respect as of the time made, and the breach is not cured within the period of time specified in the accompanying prospectus supplement after notice thereof is given in accordance with the procedures described in the accompanying prospectus supplement;

         o specified events of bankruptcy, insolvency, receivership or liquidation of the issuer; or

         o    any other event of default provided for the notes of that series.

         If an event of default on the notes of any series at the time outstanding occurs and is continuing, either the trustee or the holders of a majority of the then aggregate outstanding amount of the notes of a series may declare the principal amount of all the notes of a series to be due and payable immediately. This declaration may, under some circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the notes of a series.

         If, following an event of default for any series of notes, the notes of a series have been declared to be due and payable, the trustee may, in its discretion, notwithstanding this acceleration, elect to maintain possession of the collateral securing the notes of a series and to continue to apply distributions on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the notes of a series as they would have become due if there had not been a declaration. In addition, the trustee may not sell or otherwise liquidate the collateral securing the notes of a series following an event of default other than a default in the payment of any principal or interest on any note of a series for thirty (30) days or more, unless (a) the holders of 100% of the then aggregate outstanding amount of the notes of a series consent to the sale, (b) the proceeds of the sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding notes of a series at the date of the sale or (c) the trustee determines that the collateral would not be sufficient on an ongoing basis to make all payments on the notes as these payments would have become due if the notes had not been declared due and payable, and the trustee obtains the consent of the holders of a specified percentage of the then aggregate outstanding amount of the notes of a series.

         In the event that the trustee liquidates the collateral in connection with an event of default involving a default for thirty (30) days or more in the payment of principal of or interest on the notes of a series, the indenture provides that the trustee will have a prior lien on the proceeds of any liquidation for unpaid fees and expenses. As a result, upon the occurrence of this event of default, the amount available for distribution to the noteholders may be less than would otherwise be the case. However, the trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the noteholders after the occurrence of this event of default.

         In the event the principal of the notes of a series is declared due and payable, as described above, the holders of any notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of the discount which is unamortized.

         Subject to the provisions of the indenture relating to the duties of the trustee, in case an event of default shall occur and be continuing for a series of Notes, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders of notes of a series, unless the holders offered to the trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with the request or direction. Subject to these provisions for indemnification and specified limitations contained in the indenture, the holders of a majority of the then aggregate outstanding amount of the notes of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee for the notes of a series, and the holders of a majority of the then aggregate outstanding amount of the notes of a series may, in some cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default of a covenant or provision of the indenture that cannot be modified without the waiver or consent of all the holders of the outstanding notes of a series affected thereby.

Amendment

         Each Issuing Agreement may be amended by the parties thereto without the consent of the securityholders,

         o    to cure any ambiguity,

         o to correct or supplement any provision of the Issuing Agreement that may be inconsistent with any over provision of the Issuing Agreement,

         o    to comply with the requirements of the Code, or

         o to make any other provisions concerning matters or questions arising under the Issuing Agreement that are not inconsistent with the provisions thereof;

provided, that the action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the securityholders of the series.

         The Issuing Agreement may also be amended by the with the consent of the holders of securities evidencing interests aggregating not less than a specified percentage of the voting interests evidenced by the securities affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating, any of the provisions of the Issuing Agreement or of modifying in any manner the rights of the securityholders; provided, however, that no amendment may (x) reduce in any manner the amount of, or delay the timing of, any payments received on or in connection with loans that are required to be distributed on any securities, without the consent of the holder of the security, (y) adversely affect in any material respect the interests of the holders of a class of securities of a series in a manner other than that described in clause (i) above without the consent of the holders of securities aggregating not less than a specified percentage of the Voting Interests evidenced by the class, or (iii) reduce the aforesaid percentage of the securities, the holders of which are required to consent to the amendment, without the consent of the holders of all securities of the class affected then outstanding.

Termination; Purchase or Other Disposition of Loans

         The obligations created by the Issuing Agreement for a series of securities will terminate upon the earlier of (i) the later of the final payment or other liquidation of the last loan subject thereto and the disposition of all property acquired upon foreclosure of any loan and (ii) any purchase or disposition described in the following paragraph. In no event, however, will the trust created by the Issuing Agreement continue beyond the expiration of 21 years from the death of the late survivor of persons named in the Issuing Agreement. For each series of securities, the trustee will give written notice of termination of the Issuing Agreement to each securityholder, and the final distribution will be made only upon surrender and cancellation of the securities at an office or agency appointed by the sponsor and specified in the notice of termination.

         Repurchase of the Remaining Loans. The Issuing Agreement for each series may permit, but not require, the servicer or other entity specified in the accompanying prospectus supplement to purchase from the trust fund for a series all remaining loans at a price equal to 100% of the aggregate principal balance of the loans plus, for any property acquired in respect of a loan, if any, the outstanding principal balance of the loan at the time of foreclosure, less, in either case, unreimbursed advances, in the case of the loans, only to the extent not already reflected in the computation of the aggregate principal balance of the loans, and unreimbursed expenses that are reimbursable under the terms of the Issuing Agreement plus, in either case, accrued interest thereon at the weighted average rate on the loans through the last day of the remittance period in which the repurchase occurs; provided, however, that if an election is made for treatment as a REMIC under the Code, the repurchase price may equal the greater of (a) 100% of the aggregate principal balance of the loans, plus accrued interest thereon at the applicable Net Loan Rates on the loans through the last day of the month of the repurchase and (b) the aggregate fair market value of the loans plus the fair market value of any property acquired in respect of a loan and remaining in the trust fund. The exercise of this right will effect early retirement of the securities of a series, but this entity's right to so purchase is subject to the aggregate principal balance of the loans at the time of repurchase being less than a fixed percentage, which shall not exceed 20%, to be stated in the Issuing Agreement, of the aggregate principal balance of the loans as of the cut-off date.

         Mandatory Termination; Auction Sale. The trustee, the servicer or the seller may be required to effect early retirement of a series of securities by soliciting competitive bids for the purchase of the trust fund.

         The mandatory termination may take the form of an auction sale. Within a particular period following the failure of the holder of the optional termination right to exercise the right, the required party shall solicit bids for the purchase of all loans remaining in the trust fund. In the event that satisfactory bids, which would not be less than an amount necessary to pay all principal and interest on the securities outstanding, are received as specified in the Issuing Agreement, the net sale proceeds will be distributed to securityholders, in the same order of priority as collections received on the loans. If satisfactory bids are not received, this party shall decline to sell the loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the loans. This sale and consequent termination of the trust fund must constitute a "qualified liquidation" of each REMIC established by the issuer under Section 860F of the Code, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days.


                      Material Legal Aspects of the Loans

         The following discussion contains summaries of particular legal aspects of mortgage loans and manufactured housing contracts which are general in nature. Because these legal aspects are governed by applicable state law, which laws may differ substantially, the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the loans.

The Mortgage Loans

         The mortgage loans will, in general, be secured by either first, second or more junior mortgages, deeds of trust, or other similar security agreements depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower; and the mortgagee, who is the lender. In a mortgage state instrument, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: a borrower called the trustor, who is similar to a mortgagor, a lender called the beneficiary, who is similar to a mortgagee, and a third-party grantee called the trustee. Under a deed of trust, the borrower grant the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgage's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, for a deed of trust, the directions of the beneficiary.

         The real property covered by a mortgage is most often the fee estate in land and improvements. However, a mortgage may encumber other interests in real property like a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by the lease. A mortgage covering an interest in real property other than the fee estate requires special provisions in the instrument creating the interest or in the mortgage to protect the mortgagee against termination of the interest before the mortgage is paid.

Foreclosure

         Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendant. When the mortgagee's right of foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, by a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by nonjudicial power of sale.

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell the property to a third party upon any default by the borrower under the terms of the note or deed of trust. In some states, this foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state be laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having, a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Some state laws control the amount of foreclosure expenses and costs, including attorneys' fees, which may be recovered by a lender.

         In case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at the foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making the repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of mortgage insurance proceeds.

Foreclosure on Shares of Cooperatives

         The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer described in the cooperative's certificate of incorporation and by-laws, as well as the proprietary lease of occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by the tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by the tenant-stockholder. The proprietary lease or occupancy agreement generally permits the cooperative to terminate the lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the cooperative will take no action to terminate the lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the cooperative will recognize the lender's lien against proceeds from a sale of the cooperative apartment, subject, however, to the cooperative's right to sums due under the proprietary lease or occupancy agreement. The total amount owed to the cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the cooperative loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a cooperative loan, the lender must obtain the approval or consent of the cooperative as required by the proprietary lease before transferring the cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         Foreclosure on the cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.

Rights of Redemption

         In some states, after sale in accordance with a deed of trust and/or foreclosure of a mortgage, the borrower and particular foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has run.

Junior Mortgages; Rights of Senior Mortgages

         The mortgage loans are secured by mortgages or deeds of trust some of which are junior to other mortgages or deeds of trust held by other lenders or institutional investors. The rights of the Trust, and therefore the securityholders, as mortgagee under a junior mortgage or beneficiary under a junior deed of trust, are subordinate to those of the mortgagee under the senior mortgage or beneficiary under the senior deed of trust, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor or trustor, thereby extinguishing the junior mortgagee's or junior beneficiary's lien unless the junior mortgagee or junior beneficiary asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage or deed of trust. As discussed more fully below, a junior mortgagee or junior beneficiary may satisfy a defaulted senior loan in full and, in some states, may cure the default and loan. In most states, no notice of default is required to be given to a junior mortgagee or junior beneficiary and junior mortgagees or junior beneficiaries are seldom given notice of defaults or senior mortgages. In order for a foreclosure action in some states to be effective against a junior mortgagee or junior beneficiary, the junior mortgagee or junior beneficiary must be named in any foreclosure action, thus giving notice to junior lienors. It is standard practice of the originators to protect their interest by attending any sale of which they have notice or appearing and bidding for, or redeeming, the property if it is in their best interest to do so.

         The standard form of the mortgage or deed of trust used by most institutional lenders, including the originators, confers on the mortgagee or beneficiary the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and to apply the proceeds and awards to any indebtedness secured by the mortgage or deed of trust. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under any underlying senior mortgages will have the prior right to collect and apply any insurance proceeds payable under a hazard insurance policy to restore or repair the property if feasible, and to collect any remaining insurance proceeds or any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage or trust deed.

         The form of mortgage or deed of trust used by most institutional lenders typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage or deed of trust. The priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or "optional" advance. If the mortgagee or beneficiary is obligated to advance the additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the mortgage or deed of trust, notwithstanding the fact that there may be junior mortgages or deeds of trust and other liens which intervene between the date of recording of the mortgage or deed of trust and the date of the future advance, and, in some states, notwithstanding that the mortgagee or beneficiary had actual knowledge of the intervening junior mortgages or deeds of trust and other liens at the time of the advance. Where the mortgagee or beneficiary is not obligated to advance additional amounts or, in some states, has actual knowledge of the intervening junior mortgages or deeds of trust and other liens, the advance will be subordinate to the intervening junior mortgages or deeds of trust and other liens. Priority of advances under a "future advance" cause rests, in some states, on state statutes giving priority to all advances made under the loan agreement to a "credit limit" amount stated in the recorded mortgage.

         Another provision sometimes included in the form of the mortgage or deed of trust used by institutional lenders, and included in some of the forms used by the originators, obligates the mortgagor or trustor to pay, before delinquency, all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee or beneficiary under the mortgage or deed of trust. Upon a failure of the mortgagor or trustor to perform any of these obligations, the mortgagee or beneficiary is given the right under some mortgages or deeds of trust to perform the obligations itself, at its election, with the mortgagor or trustor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or trustor. All sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Some states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgage under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

         Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In some other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security; however, in some of these states, the lender, following judgment on the personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies on the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

         Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

         In some states, exceptions to the anti-deficiency statutes are provided for in particular instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

         Generally, Article 9 of the UCC governs foreclosure on cooperative shares and the proprietary lease or occupancy agreement and foreclosure on the beneficial interest in a land trust. Some courts have interpreted Section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral, which, in the case of a mortgage loan secured by shares of a cooperative, would be the shares and the proprietary lease or occupancy agreement, was conducted in a commercially reasonable manner.

         In addition to anti-deficiency and similar legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security. For example, in a Chapter 13 proceeding under the federal Bankruptcy Code, when a court determines that the value of a home is less than the principal balance of the loan, the court may prevent a lender from foreclosing on the home, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, and in the case of a mortgage loan not secured by the debtor's principal residence, also may reduce the monthly payments due under the mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. Some court decisions have applied the relief to claims secured by the debtor's principal residence.

         The Code, provides priority to specified tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to these tax liens over the lien of the mortgage of deed of trust. Some environmental protection laws may also impose liability for cleanup expenses on owners by foreclosure on real property, which liability may exceed the value of the property involved. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and similar statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

"Due-on-Sale" Clauses

         The forms of note, mortgage and deed of trust relating to conventional mortgage loans may contain a "due-on-sale" clause permitting acceleration of the maturity of a loan if the borrower transfers its interest in the property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce the clauses in many states. However, effective October 15, 1982, Congress enacted the Garn Act which purports to preempt state laws which prohibit the enforcement of "due-on-sale" clauses by providing among other matters, that "due-on-sale" clauses in some loans, which loans may include the mortgage loans, made after the effective date of the Garn Act are enforceable, within specified limitations as set forth in the Garn Act and the regulations promulgated thereunder. "Due-on-sale" clauses contained in mortgage loans originated by federal savings and loan associations or federal savings banks are fully enforceable under regulations of the Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, which preempt state law restrictions on the enforcement of the clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable under preemptive regulations of the Office of the Comptroller of the Currency and the National Credit Union Administration, respectively.

         The Garn Act created a limited exemption from its general rule of enforceability for "due-on-sale" clauses in some "window period" mortgage loans which were originated by non-federal lenders and made or assumed in some "window period" states during the "window period," prior to October 15, 1982, in which that state prohibited the enforcement of "due-on-sale" clauses by constitutional provision, statute or statewide court decision. Though neither the Garn Act nor the OTS regulations promulgated thereunder actually names the window period states, FHLMC has taken the position, in prescribing mortgage loan servicing standards for mortgage loans which it has purchased, that the window period states were: Arizona, Arkansas, California, Colorado, Georgia, Iowa, Michigan, Minnesota, New Mexico, Utah and Washington. Under the Garn Act, unless a window period state took action by October 15, 1985, the end of the window period, to further regulate enforcement of "due-on-sale" clauses in window period mortgage loans, "due-on-sale" clauses would become enforceable even in window period loans. Five of the window period states, Arizona, Minnesota, Michigan, New Mexico and Utah, have taken actions which restrict the enforceability of "due-on-sale" clauses in window period loans beyond October 15, 1985. The actions taken vary among these states.

         By virtue of the Garn Act, the servicer may generally be permitted to accelerate any conventional mortgage loan which contains a "due-on-sale" clause upon transfer of an interest in the property subject to the mortgage or deed of trust. For any mortgage loan secured by a residence occupied or to be occupied by the borrower, this ability to accelerate will not apply to particular types of transfers, including:

         o the granting of a leasehold interest which has a term of three years or less and which does not contain an option to purchase,

         o a transfer to a relative resulting from the death of a borrower, or a transfer where the spouse or children becomes an owner of the property in each case where the transferee(s) will occupy the property,

         o a number resulting from a decree of dissolution of marriage, legal separation agreement or from an incidental property settlement agreement by which the spouse becomes an owner of the property,

         o the creation of a lien or other encumbrance subordinate to the lender's security instrument which does not relate to a transfer of rights of occupancy in the property; provided, that the lien or encumbrance is not created by a contract for deed,

         o a transfer by devise, descent or operation of law on the death of a joint tenant or tenant by the entirety, and

         o other transfers as set forth in the Garn Act and the regulations thereunder.

         The extent of the effect of the Garn Act on the average lives and delinquency rates of the mortgage loans cannot be predicted. See "Prepayment and Yield Considerations."

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, provides that state usury limitations shall not apply to specified types of residential first mortgage loans originated by specified lenders after March 31, 1980. The OTS is authorized to issue rules and regulations and to publish interpretations governing implementation of Title
V. The statute authorized any state to reimpose interest rate limits by adopting before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. Fifteen states have adopted laws reimposing or reserving the right to impose interest rate limits. In addition, even where Title V is not so rejected, any state is authorized to adopt a provision limiting specified other loan charges.

         Unless otherwise specified in the accompanying prospectus supplement, the seller will represent and warrant in the Loan Sale Agreement that all of the mortgage loans were originated in full compliance with applicable state laws, including usury laws. See "The Trust Funds--Representations and Warranties."

Adjustable Rate Loans

         The laws of some states may provide that mortgage notes relating to adjustable rate loans are not negotiable instruments under the UCC. In this event, the trustee will not be deemed to be a "holder in due course" within the meaning of the UCC and may take this mortgage note subject to a number of restrictions on its ability to foreclose and to a number of contractual defenses available to a mortgagor.

Enforceability of Provisions

         Standard forms of note, mortgage and deed of trust generally contain provisions obligating the borrower to pay a late charge if payments are not timely made and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In some states, there are or may be specific limitations upon late charges which a lender may collect from a borrower for delinquent payments. Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Under the servicing agreement, late charges and prepayment fees, to the extent permitted by law and not waived by the servicer, will be retained by the servicer as additional servicing compensation.

         Courts have applied general equitable principles upon foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of defaults under the loan documents. Examples of judicial remedies that may be fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have sustained their judgment for the lender's judgment and have required lenders to reinstate loans or recast payment schedules to accommodate borrowers who are suffering from temporary financial disability. In some cases, courts have limited the right of lenders to foreclose if the default under the mortgage instrument is not monetary, like the borrower failing to adequately maintain the property or the borrower executing a second mortgage or deed of trust affecting the property. In other cases, some courts have been faced with the issue whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust receive notices in addition to the statutorily-prescribed minimum requirements. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust or under a mortgage having a power of sale does not involve sufficient state action to afford constitutional protections to the borrower.

The Contracts

         As a result of the assignment of the contracts to the trustee, the trust fund will succeed collectively to all of the rights, including the right to receive payment on the contracts, and will assume the obligations of the obligee under the contracts. Each contract evidences both (a) the obligation of the obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in the manufactured home to secure repayment of the loan. Particular aspects of both features of the contracts are described more fully below.

         The contracts generally are "chattel paper" as defined in the UCC in effect in the states in which the manufactured homes initially were registered. Under the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the servicing agreement, the servicer will transfer physical possession of the contracts to the trustee or a designated custodian or may retain possession of the contracts as custodian for the trustee. In addition, the servicer will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the trustee's ownership of the contracts. Unless otherwise specified in the accompanying prospectus supplement, the contracts will not be stamped or marked otherwise to reflect their assignment from the issuer to the trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of the assignment, the trustee's interest in contracts could be defeated.

Security Interests in the manufactured homes

         Security interests in manufactured homes may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection under the provisions of the UCC is required. The servicer may effect the notation or delivery of the required documents and fees, and obtain possession of the certificate of title, as appropriate under the laws of the state in which any manufactured home securing a manufactured housing conditional sales contract is registered. In the event the servicer fails, due to clerical errors, to effect the notation or delivery, or files the security interest under the wrong law, the securityholders may not have a first priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under some circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the secured party must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. Substantially all of the contracts contain provisions prohibiting the borrower from permanently attaching the manufactured home to its site. So long as the borrower does not violate this agreement, a security interest in the manufactured home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of the security interest in the manufactured home. If, however, a manufactured home is permanently attached to its site, other parties could obtain an interest in the manufactured home which is prior to the security interest originally retained by the seller and transferred to the issuer. For a series of securities and if so described in the accompanying prospectus supplement, the servicer may be required to perfect a security interest in the manufactured home under applicable real estate laws. The servicer will represent that at the date of the initial issuance of the securities it has obtained a perfected first priority security interest by proper notation or delivery of the required documents and fees for substantially all of the manufactured homes securing the contracts.

         The sponsor will cause the security interests in the manufactured homes to be assigned to the trustee on behalf of the securityholders. Unless otherwise specified in the accompanying prospectus supplement, neither the sponsor nor the trustee will amend the securities of title to identify the trustee or the trust fund as the new secured party, and neither the sponsor nor the servicer will deliver the securities of title to the trustee or note thereon the interest of the trustee. Accordingly, the servicer or the seller, which continue to be named as the secured party on the securities of title relating to the manufactured homes. In many states, the assignment is an effective conveyance of the security interest without amendment of any lien noted on the certificate of title and the new secured party succeeds to the issuer's rights as the secured party. However, in some states there exists a risk that, in the absence of an amendment to the certificate of title, the assignment of the security interest in the manufactured home might not be effective or perfected or that, in the absence of this notation or delivery to the trustee, the assignment of the security interest in the manufactured home might not be effective against creditors of the servicer, or the seller, or a trustee in bankruptcy of the servicer, or the seller.

         In the absence of fraud, forgery or permanent affixation of the manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of the servicer or the seller, on the certificate of title or delivery of the required documents and fees will be sufficient to protect the securityholders against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest assigned to the trustee is not perfected, the security interest would be subordinate to, among others, subsequent purchasers for value of manufactured homes and holders of perfected security interests. There also exists a risk in not identifying the trustee as the new secured party on the certificate of title that, through fraud or negligence, the security interest of the securityholders could be released.

         In the event that the owner of a manufactured home moves it to a state other than the state in which the manufactured home initially is registered, under the laws of most states the perfected security interest in the manufactured home would continue for four months after relocation and thereafter until the owner re-registers the manufactured home in this state. If the owner were to relocate a manufactured home to another state and not re-register the manufactured home in this state, and if steps are not taken to re-perfect the trustee's security interest in this state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home; accordingly, the trustee must surrender possession if it holds the certificate of title to the manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, the servicer would receive notice of surrender if the security interest in the manufactured home is noted on the certificate of title. Accordingly, the trustee would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat perfection. In the ordinary course of servicing the manufactured housing conditional sales contracts, the servicer takes steps to effect the re-perfection upon receipt of notice of registration or information from the obligor as to relocation. Similarly, when an obligor under a manufactured housing conditional sales contract sells a manufactured home, the trustee or its designated custodian must surrender possession of the certificate of title or the servicer will receive notice as a result of its lien noted thereon and accordingly will have an opportunity to require satisfaction of the manufactured housing conditional sales contract before release of the lien. Under the Servicing Agreement, the servicer is obligated to take steps, at the servicer's expense, as are necessary to maintain perfection of security interests in the manufactured homes.

         Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest. The seller will represent in the Loan Sale Agreement that it has no knowledge of any liens on any manufactured home securing payment on any contract. However, these liens could arise at any time during the term of a contract. No notice will be given to the trustee or securityholders in the event this type of lien arises.

Enforcement of Security Interests in manufactured homes

         The servicer on behalf of the trustee, to the extent required by the Servicing Agreement, may take action to enforce the trustee's security interest for contracts in default by repossession and resale of the manufactured homes securing these defaulted contracts. So long as the manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting a repossession sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit so that the debtor may redeem at or before this resale. In the event of a repossession and resale of a manufactured home, the trustee would be entitled to be paid out of the sale proceeds before the proceeds could be applied to the payment of the claims of unsecured creditors or the holders of subsequently perfected security interests or, thereafter, to the debtor.

         Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the manufactured home securing debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

         Some other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

Consumer Protection Laws

         The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction, and specified lenders and assignees, to transfer the contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of this type of contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to asset the rule to set off remaining amounts due as a defense against a claim brought by the trustee against the obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending under the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the contract.

Transfers of manufactured homes; Enforceability of "Due-on-Sale" Clauses

         The contracts, in general, prohibit the sale or transfer of the manufactured homes without the consent of the servicer and permit the acceleration of the maturity of the contracts by the servicer upon any sale or transfer that is not consented to.

         In the case of a transfer of a manufactured home after which the servicer desires to accelerate the maturity of the contract, the servicer's ability to do so will depend on the enforceability under state law of the "due-on-sale" clause. The Garn Act preempts, subject to a number of exceptions and conditions, state laws prohibiting enforcement of "due-on-sale" clauses applicable to the manufactured homes. Consequently, in some states the servicer may be prohibited from enforcing a "due-on-sale" clause on some manufactured homes.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on particular kinds of manufactured housing. The contracts would be covered if they satisfy a number of conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the unit.

         Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, and state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. The seller will represent that all of the contracts comply with applicable usury law.

Formaldehyde Litigation Involving Contracts

         A number of lawsuits have been brought in the United States alleging personal injury from exposure to the chemical formaldehyde, which is preset in many building materials, including the components of manufactured housing as plywood flooring and wall paneling. Some of these lawsuits were brought against manufacturers of manufactured housing, suppliers of component parts, and persons in the distribution process. The sponsor is aware of a limited number of cases in which plaintiffs have won judgments in these lawsuits.

         The holder of any contract secured by a manufactured home for which a formaldehyde claim has been successfully asserted may be liable to the obligor for the amount paid by the obligor on the contract and may be unable to collect amounts still due under the contract. The successful assertion of the claim constitutes a breach of a representation or warranty of the person specified in the accompanying prospectus supplement, and the securityholders would suffer a loss only to the extent that (x) this person breached its obligation to repurchase the contract in the event an obligor is successful in asserting a claim, and (y) this person, the servicer or the trustee were unsuccessful in asserting any claim of contribution or subrogation on behalf of the securityholders against the manufacturer or other persons who were directly liable to the plaintiff for the damages. Typical products liability insurance policies held by manufacturers and component suppliers of manufactured homes may not cover liabilities arising from formaldehyde in manufactured housing, with the result that recoveries from the manufacturers, suppliers or other persons may be limited to their corporate assets without the benefit of insurance.

Installment Contracts

         The loans may also consist of installment contracts. Under an installment contract the lender retains legal title to the property and enters into an agreement with the borrower for the payment of the purchase price, plus interest, over the term of the contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the real estate to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

         The method of enforcing the rights of the lender under an installment contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able under state statute, to enforce the contract strictly according to the terms. The terms of installment contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in this situation does not have to foreclosure in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an installment contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under these statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

Environmental Risks

         Real property pledged for a loan as security to a lender may be subject to unforeseen environmental risks. Of particular concern may be those mortgaged properties which have been the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to (a) a diminution in value of property securing any loan or the inability to foreclose against the property or (b) in some circumstances as more fully described below, liability for clean-up costs or other remedial actions, which liability could exceed the value of the property or the principal balance of the loan.

         Under the laws of some states, failure to perform the remediation required or demanded by the state of any environmental condition or circumstance that

         o may pose an imminent or substantial endangerment to the public health or welfare or the environment,

         o may result in a release or threatened release of any hazardous material,

         o    may give rise to any environmental claim or demand, or

         o may give rise to a lien on the property to ensure the reimbursement of remedial costs incurred by the state to remedy the environmental condition.

         In several states these liens have priority over the lien of an existing mortgage against the property. The value of a mortgaged property as collateral for a loan could therefore be adversely affected by the existence of any environmental condition.

         The state of the law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, could be imposed on a secured lender like the trust fund. Under the laws of some states and under the CERCLA, a lender may be liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances on a mortgaged property if the lender or its agents or employees have participated in the management of the operations of the borrower, even though CERCLA's definition of "owner or operator," however, is a person "who without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest". This exemption for holders of a security interest like a secured lender applies only when the lender seeks to protect its security interest in the contaminated facility or property. Thus, if a lender's activities begin to encroach on the actual management of the facility or property, the lender faces potential liability as an "owner or operator" under CERCLA. Similarly, when a lender forecloses and takes title to a contaminated facility or property, whether it holds the facility or property as an investment or leases it to a third party, the lender may incur potential CERCLA liability.

         A decision in May 1990 of the United States Court of Appeals for the Eleventh Circuit in United States v. Fleet Factors Corp. very narrowly contained CERCLA's secured-creditor exemption. The court held that a lender need not have involved itself in the day-to-day operations of the facility or participated in decisions relating to hazardous waste to be liable under CERCLA; rather, liability could attach to a lender if its involvement with the management of the facility is broad enough to support the inference that the lender had the capacity to influence the borrower's treatment of hazardous waste. The court added that a lender's capacity to influence the decisions could be inferred from the extent of its involvement in the facility's financial management. A subsequent decision by the United States Court of Appeals for the Ninth Circuit in In re Bergsoe Metal Corp., disagreeing with the Fleet Factors court, held that a secured lender had no liability absent "some actual management of the facility" on the part of the lender. On April 29, 1992, the United States Environmental Protection Agency issued a final rule interpreting and delineating CERCLA's secured-creditor exemption. The final rule defines a specific the range of permissible actions that may be undertaken by a holder of a contaminated facility without exceeding the bounds of the secured-creditor exemption. Issuance of this rule by the EPA under CERCLA would not necessarily affect the potential for liability in actions by either a state or a private party under CERCLA or in actions under other federal or state laws which may impose liability on "owners or operators" but do not incorporate the second-creditor exemption.

         If a lender is or becomes liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment proof. Furthermore, this action against the borrower may be adversely affected by the limitations on recourse in the documents in the loan document file. Similarly, in some states anti-deficiency legislation and other statues requiring the lender to exhaust its security before bringing a personal action against the borrower-trustor may curtail the lender's ability to recover from its borrower the environmental clean-up and other costs and liabilities by the lender. See "--Anti-Deficiency Legislation and Other Limitations on Lenders".

Soldiers' and Sailors' Civil Relief Act

         Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, a borrower who enters military service after the origination of the borrower's loan, including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the loan and is later called to active duty, may not be charged interest above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that this action could have an effect, for an indeterminate period of time, on the ability of the servicer to collect full amounts of interest on some of the loans in a trust fund. Any shortfall in interest collections resulting from the application of the Soldiers' and Sailors' Civil Relief Act could result in losses to the holders of the securities of the series. In addition, the Soldiers' and Sailors' Civil Relief Act imposes limitations which would impair the ability of the servicer to foreclose on an affected loan during the borrower's period of active duty status. Thus, in the event that this type of loan goes into default, there may be delays and losses occasioned by the inability to realize upon the mortgaged property or manufactured home in a timely fashion.

Type of mortgaged property

         The lender may be subject to additional risk depending upon the type and use of the mortgaged property in question. For instance, mortgaged properties which are hospitals, nursing homes or convalescent homes may present special risks to lenders in large part due to significant governmental regulation of the operation, maintenance, control and financing of health care institutions. Mortgages on mortgaged properties which are owned by the borrower under a condominium form of ownership are subject to the declaration, by-laws and other rules and regulations of the condominium association. mortgaged properties which are hotels or motels may present additional risk to the lender in that: (x) hotels and motels are typically operated in accordance with franchise, management and operating agreements which may be terminable by the operator; and (y) the transferability of the hotel's operating, liquor and other licenses to the entity acquiring the hotel either through purchase or foreclosure is subject to the vagaries of local law requirements. In addition, mortgaged properties which are multifamily residential properties may be subject to rent control laws, which could impact the future cash flows of these properties. Finally, mortgaged properties which are financed in the installment sales contract method may leave the holder of the note exposed to tort and other claims as the true owner of the property which could impact the availability of cash to pass through to investors.

Material Matters Relating to Insolvency

         The seller, the issuer and the sponsor intend that the transfer of the loans to the issuer constitute a sale rather for a pledge of the loans to secure indebtedness of the seller. However, if the seller were to become a debtor under the federal bankruptcy code or be placed in a conservatorship or receivership under FIRREA, as the case may be, it is possible that a creditor, receiver, conservator or trustee-in-bankruptcy of the seller may argue that the sale of the loans by the seller is a pledge of the loans rather than a sale. This position, if argued or accepted by a court, could result in a delay in or reduction of distributions to the securityholders.

         Under FIRREA, the FDIC as receiver or conservator of a servicer subject to its jurisdiction may enforce a contract notwithstanding any provision of the contract providing for termination thereof by reason of the insolvency of, or appointment of a receiver or conservator for, the servicer. Consequently, provisions in a Servicing Agreement providing for an Event of Default upon specified events of insolvency, receivership or conservatorship of the servicer may not be enforceable against the FDIC as receiver or conservator to the extent that the exercise of these rights is based solely upon the insolvency of or appointment of a receiver or conservator for the servicer. In addition, the FDIC may transfer the assets and liabilities of an institution in receivership or conservatorship to another institution.

Bankruptcy Laws

         Numerous statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to obtain payment of the loan, to realize upon collateral and/or enforce a deficiency judgment. For example, under federal bankruptcy law, virtually all actions, including foreclosure actions and deficiency judgment proceedings, are automatically stayed upon the filing of the bankruptcy petition, and, often, no interest or principal payments are made during the course of the bankruptcy proceeding. The delay and the consequences thereof caused by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien. In a case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. In addition, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default on a mortgage loan on the debtor's residence by paying arrearage within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court, provided no sale of the residence had yet occurred, prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have suggested that the modifications may include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, and reducing the lender's security interest to the value of the residence, thus leaving the lender in the position of a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan.

         Federal bankruptcy law may also interfere with or affect the ability of the secured mortgage lender to enforce an assignment by a mortgagor of rent and leases on the mortgaged property if the mortgagor is in a bankruptcy proceeding. Under Section 362 of the Bankruptcy Code, the mortgagee will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue can be time-consuming and may result in significant delays in the receipt of the rents. Rents may also escape an assignment thereof

         o if the assignment is not fully perfected under state law prior to commencement of the bankruptcy proceeding,

         o to the extent these rents are used by the borrower to maintain the mortgaged property, or for other court authorized expenses, or

         o    to the extent other collateral may be substituted for the rents.

         To the extent a mortgagor's ability to make payment on a mortgage loan is dependent on payments under a lease of the property, the ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under the lease. Under the federal bankruptcy laws, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order for a default under the lease that occurred prior to the filing of the lessee's petition.

         In addition, federal bankruptcy law generally provides that a trustee or debtor in possession in a bankruptcy or reorganization case under the Bankruptcy Code may, subject to approval of the court (a) assume the lease and retain it or assign it to a third party or (b) reject the lease. If the lease is assumed, the trustee or debtor in possession, or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. These remedies may be insufficient, however, as the lessor may be forced to continue under the lease with a lessee that is a poor credit risk or an unfamiliar tenant if the lease was assigned, and any assurances provided to the lessor may, in fact, be inadequate. Furthermore, there is likely to be a period of time between the date upon which a lessee files a bankruptcy petition and the date upon which the lease is assumed or rejected. Although the lessee is obligated to make all lease payments currently during the post-petition period, there is a risk that the payments will not be made due to the lessee's poor financial condition. If the lease is rejected, the lessor will be treated as an unsecured creditor on its claim for damages for termination of the lease and the mortgagor must release the mortgage property before the flow of lease payments will recommence. In addition, under Section 502(b)(6) of the Bankruptcy Code, a lessor's damages for lease rejection are limited by a formula.

         In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer to the trust fund of any payments made by the mortgagor under the mortgage loan. Moreover, some recent court decisions suggest that even a non-collusive, regularly conducted foreclosure sale may be challenged in a bankruptcy proceeding as a "fraudulent conveyance," regardless of the parties' intent, if a bankruptcy court determines that the mortgaged property has been sold for less than fair consideration while the mortgagor was insolvent and within one year, or within any longer state statutes of limitations if the trustee in bankruptcy elects to proceed under state fraudulent conveyance law, of the filing of bankruptcy.


                   Material Federal Income Tax Consequences

         The following is a discussion of the material federal income tax consequences to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the particular federal, state and local consequences to them of the purchase, ownership and disposition of the securities.

         The following discussion addresses securities of five general types:

                  o   Grantor Trust Securities,

                  o   REMIC Securities,

                  o   Debt Securities,

                  o   Partnership Interests, and

                  o   FASIT Securities.

         The prospectus supplement for each series of securities will indicate whether a REMIC or FASIT election(s) will be made for the trust and, if a REMIC or FASIT election is to be made, will identify all "regular interests" and "residual interests" in the REMIC or all "regular interests," "high-yield interests" and the "ownership interest" in the FASIT.

         The Taxpayer Relief Act of 1997 adds provisions to the Code that require the recognition of gain upon the "constructive sale of an appreciated financial position." A constructive sale of an appreciated financial position occurs if a taxpayer enters into particular transactions or series of transactions in connection with a financial instrument that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain on the financial instrument. These provisions apply only to classes of securities that do not have a principal balance.

Grantor Trust Securities

         For each series of Grantor Trust Securities, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the trust will be classified as a grantor trust and not as an association taxable as a corporation. This opinion shall be attached on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of the securities or filed with the Commission as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a Grantor Trust Security will generally be treated as the owner of an interest in the loans included in the grantor trust.

Special Tax Attributes

         Unless otherwise disclosed in a accompanying prospectus supplement, special tax counsel to the sponsor, will deliver its opinion to the sponsor that (a) Grantor Trust Fractional Interest Securities will represent interests in (x) "loans . . . secured by an interest in real property" within the meaning of section 7701(a)(19)(C)(v) of the Code; and (y) "obligations (including any participation or certificate of beneficial ownership therein) which . . . are principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (b) interest on Grantor Trust Fractional Interest Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. In addition, the Grantor Trust Strip Securities will be "obligations (including any participation or certificate of beneficial ownership therein) . . . principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code. We will file this opinion with the Securities and Exchange Commission on Form 8-K within fifteen (15) days after the initial issuance of the securities or as a post-effective amendment to the prospectus.

Taxation of Beneficial Owners of Grantor Trust Securities

         Beneficial owners of Grantor Trust Fractional Interest Securities generally will be required to report on their federal income tax returns their respective shares of the income from the loans, including amounts used to pay reasonable servicing fees and other expenses but excluding amounts payable to beneficial owners of any corresponding Grantor Trust Strip Securities, and, subject to the limitations described below, will be entitled to deduct their shares of any reasonable servicing fees and other expenses. If a beneficial owner acquires a Grantor Trust Fractional Interest Security for an amount that differs from its outstanding principal amount, the amount includible in income on a Grantor Trust Fractional Interest Security may differ from the amount of interest distributable thereon. See "--Discount and Premium," below. Individuals holding a Grantor Trust Fractional Interest Security directly or through some pass-through entities will be allowed a deduction for reasonable servicing fees and expenses only to the extent that the aggregate of the beneficial owner's miscellaneous itemized deductions exceeds 2% of the beneficial owner's adjusted gross income. Further, beneficial owners, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining alternative minimum taxable income.

         Beneficial owners of Grantor Trust Strip Securities generally will be required to treat the securities as "stripped coupons" under Section 1286 of the Code. Accordingly, beneficial owner will be required to treat the excess of the total amount of payments on a Grantor Trust Strip Security over the amount paid for the security as original issue discount and to include the discount in income as it accrues over the life of the security. See "--Discount and Premium," below.

         Grantor Trust Fractional Interest Securities may also be subject to the coupon stripping rules if a class of Grantor Trust Strip Securities is issued as part of the same series of securities. The consequences of the application of the coupon stripping rules would appear to be that any discount arising upon the purchase of a Grantor Trust Fractional Interest Security, and perhaps all stated interest thereon, would be classified as original issue discount and includible in the beneficial owner's income as it accrues, regardless of the beneficial owner's method of accounting, as described below under "--Discount and Premium." The coupon stripping rules will not apply, however, if (x) the pass-through rate is no more than 100 basis points lower than the gross rate of interest payable on the underlying loans and (y) the difference between the outstanding principal balance on the security and the amount paid for the security is less than 0.25% of the principal balance times the weighted average remaining maturity of the security.

Sales of Grantor Trust Securities

         Any gain or loss recognized on the sale of a Grantor Trust Security, which is equal to the difference between the amount realized on the sale and the adjusted basis of the Grantor Trust Security, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and in the case of banks and other financial institutions except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Security will generally equal its cost, increased by any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by any previously reported losses, any amortized premium and by any distributions of principal.

Grantor Trust Reporting

         The trustee will furnish to each beneficial owner of a Grantor Trust Fractional Interest Security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the interest rate attributable to the security. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during the year any customary factual information as the servicer deems necessary or desirable to enable beneficial owners of Grantor Trust Securities to prepare their tax returns and will furnish comparable information to the Internal Revenue Service as and when required to do so by law.

REMIC Securities

         If provided in a accompanying prospectus supplement, an election will be made to treat an issuer as a REMIC under the Code. Qualification as a REMIC requires ongoing compliance with a number of conditions. For each series of securities for which a REMIC election is made, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the Issuing Agreement, the issuer will be treated as a REMIC for federal income tax purposes. We will file this opinion with the Commission on Form 8-K within fifteen days after the initial issuance of the securities or as a post-effective amendment to the prospectus.

         A REMIC Trust will not be subject to federal income tax except for income from prohibited transactions and in particular other instances described below. See "--Taxes on a REMIC Trust." Generally, the total income from the loans in a REMIC Trust will be taxable to the beneficial owners of the securities of that series, as described below.

         The REMIC Regulations provide some guidance regarding the federal income tax consequences associated with the purchase, ownership and disposition of REMIC Securities. While a number of material provisions of the REMIC Regulations are discussed below, investors should consult their own tax advisors regarding the possible application of the REMIC Regulations in their specific circumstances.

Special Tax Attributes

         REMIC Regular Securities and REMIC Residual Securities will be "regular or residual interests in a REMIC" within the meaning of Section 7701(a)(19)(C)(xi) of the Code and "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code. If at any time during a calendar year less than 95% of the assets of a REMIC Trust consist of "qualified mortgages", within the meaning of Section 860G(a)(3) of the Code, then the portion of the REMIC Regular Securities and REMIC Residual Securities that are qualifying assets under those Sections during the calendar year may be limited to the portion of the assets of the REMIC Trust that are qualified mortgages. Similarly, income on the REMIC Regular Securities and REMIC Residual Securities will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the same limitation described in the preceding sentence. For purposes of applying this limitation, a REMIC Trust should be treated as owning the assets represented by the qualified mortgages. The assets of the trust fund will include, in addition to the loans, payments on the loans held pending distribution on the REMIC Regular Securities and REMIC Residual Securities and any reinvestment income thereon. REMIC Regular Securities and REMIC Residual Securities held by a financial institution to which Section 585, 586 or 593 of the Code applies will be treated as evidences of indebtedness for purposes of
Section 582(c)(1) of the Code. REMIC Regular Securities will also be qualified mortgages in connection with other REMICs and FASITs.

Taxation of Beneficial Owners of REMIC Regular Securities

         Except as indicated below in this federal income tax discussion, the REMIC Regular Securities will be treated for federal income tax purposes as debt instruments issued by the REMIC Trust on the Settlement Date and not as ownership interests in the REMIC Trust or its assets. Beneficial owners of REMIC Regular Securities that otherwise report income under a cash method of accounting will be required to report income on the securities under an accrual method. For additional tax consequences relating to REMIC Regular Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Taxation of Beneficial Owners of REMIC Residual Securities

         Daily Portions. Except as indicated below, a beneficial owner of a REMIC Residual Security for a REMIC Trust generally will be required to report its daily portion of the taxable income or net loss of the REMIC Trust for each day during a calendar quarter that the beneficial owner owned the REMIC Residual Security. For this purpose, the daily portion shall be determined by allocating to each day in the calendar quarter its ratable portion of the taxable income or net loss of the REMIC Trust for the quarter and by allocating the amount so allocated among the beneficial owners of REMIC Residual Securities on this day in accordance with their percentage interests on this day. Any amount included in the gross income or allowed as a loss of any beneficial owner of this REMIC Residual Security by virtue of this paragraph will be treated as ordinary income or loss.

         The requirement that each beneficial owner of a REMIC Residual Security report its daily portion of the taxable income or net loss of the REMIC Trust will continue until there are no securities of any class outstanding, even though the beneficial owner of the REMIC Residual Security may have received full payment of the stated interest and principal on its REMIC Residual Security.

         The trustee will provide to beneficial owners of REMIC Residual Securities of each series of securities (x) the information as is necessary to enable them to prepare their federal income tax returns and (y) any reports regarding the securities of a series that may be required under the Code.

         Taxable Income or Net Loss of a REMIC Trust. The taxable income or net loss of a REMIC Trust will be the income from the qualified mortgages it holds and any reinvestment earnings less deductions allowed to the REMIC Trust. This taxable income or net loss for a given calendar quarter will be determined in the same manner as for an individual having the calendar year as the taxable year and using the accrual method of accounting, with specified modifications. The first modification is that a deduction will be allowed for accruals of interest, including any original issue discount, but without regard to the investment interest limitation in Section 163(d) of the Code, on the REMIC Regular Securities, but not the REMIC Residual Securities, even though REMIC Regular Securities are for non-tax purposes evidences of beneficial ownership rather than indebtedness of a REMIC Trust. Second, market discount or premium equal to the difference between the total stated principal balances of the qualified mortgages and the basis to the REMIC Trust in the qualified mortgages generally will be included in income, in the case of discount, or deductible, in the case of premium, by the REMIC Trust as it accrues under a constant yield method, taking into account the Prepayment Assumption. See "--Discount and Premium--Original Issue Discount," below. The basis to a REMIC Trust in the qualified mortgages is the aggregate of the issue prices of all the REMIC Regular Securities and REMIC Residual Securities in the REMIC Trust on the Settlement Date. If, however, a substantial amount of a class of REMIC Regular Securities or REMIC Residual Securities has not been sold to the public, then the fair market value of all the REMIC Regular Securities or REMIC Residual Securities in that class as of the date of the prospectus supplement should be substituted for the issue price.

         The third modification is that no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Taxes on a REMIC Trust--Prohibited Transactions" below. Fourth, a REMIC Trust generally may not deduct any item that would not be allowed in calculating the taxable income of a partnership by virtue of Section 703(a)(2) of the Code. Finally, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code will not be applied at the REMIC Trust level to any servicing and guaranty fees. See, however, "--Pass-Through of Servicing and Guaranty Fees to Individuals" below. In addition, under the REMIC Regulations, any expenses that are incurred in connection with the formation of a REMIC Trust and the issuance of the REMIC Regular Securities and REMIC Residual Securities are not treated as expenses of the REMIC Trust for which a deduction is allowed. If the deductions allowed to a REMIC Trust exceed its gross income for a calendar quarter, the excess will be a net loss for the REMIC Trust for that calendar quarter. The REMIC Regulations also provide that any gain or loss to a REMIC Trust from the disposition of any asset, including a qualified mortgage or "permitted investment", as defined in Section 860G(a)(5) of the Code, will be treated as ordinary gain or loss.

         A beneficial owner of a REMIC Residual Security may be required to recognize taxable income without being entitled to receive a corresponding amount of cash. This could occur, for example, if the qualified mortgages are considered to be purchased by the REMIC Trust at a discount, some or all of the REMIC Regular Securities are issued at a discount, and the discount included as a result of a prepayment on a loan that is used to pay principal on the REMIC Regular Securities exceeds the REMIC Trust's deduction for unaccrued original issue discount relating to the REMIC Regular Securities. Taxable income may also be greater in earlier years because interest expense deductions, expressed as a percentage of the outstanding principal amount of the REMIC Regular Securities, may increase over time as the earlier classes of REMIC Regular Securities are paid, whereas interest income on any given loan expressed as a percentage of the outstanding principal amount of that loan, will remain constant over time.

         Basis Rules and Distributions. A beneficial owner of a REMIC Residual Security has an initial basis in its security equal to the amount paid for the REMIC Residual Security. This basis is increased by amounts included in the income of the beneficial owner and decreased by distributions and by any net loss taken into account on the REMIC Residual Security. A distribution on a REMIC Residual Security to a beneficial owner is not included in gross income to the extent it does not exceed the beneficial owner's basis in the REMIC Residual Security, adjusted as described above, and, to the extent it exceeds the adjusted basis of the REMIC Residual Security, shall be treated as gain from the sale of the REMIC Residual Security.

         A beneficial owner of a REMIC Residual Security is not allowed to take into account any net loss for any calendar quarter to the extent the net loss exceeds the beneficial owner's adjusted basis in its REMIC Residual Security as of the close of the calendar quarter, determined without regard to the net loss. Any loss disallowed by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Security.

         Excess Inclusions. Any excess inclusions on a REMIC Residual Security are subject to a number of special tax rules. For a beneficial owner of a REMIC Residual Security, the excess inclusion for any calendar quarter is defined as the excess, if any, of the daily portions of taxable income over the sum of the "daily accruals" for each day during this quarter that the REMIC Residual Security was held by the beneficial owner. The daily accruals are determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Security at the beginning of the calendar quarter and 120% of the "federal long-term rate" in effect on the Settlement Date, based on quarterly compounding, and properly adjusted for the length of the quarter. For this purpose, the adjusted issue price of a REMIC Residual Security as of the beginning of any calendar quarter is equal to the issue price of the REMIC Residual Security, increased by the amount of daily accruals for all prior quarters and decreased by any distributions made on the REMIC Residual Security before the beginning of the quarter. The issue price of a REMIC Residual Security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the REMIC Residual Securities was sold. The federal long-term rate is a blend of current yields on Treasury securities having a maturity of more than nine years, computed and published monthly by the IRS.

         In general, beneficial owners of REMIC Residual Securities with excess inclusion income cannot offset the income by losses from other activities. For beneficial owners that are subject to tax only on unrelated business taxable income, as defined in Section 511 of the Code, an excess inclusion of the beneficial owner is treated as unrelated business taxable income. For variable contracts, within the meaning of Section 817 of the Code, a life insurance company cannot adjust its reserve to the extent of any excess inclusion, except as provided in regulations. The REMIC Regulations indicate that if a beneficial owner of a REMIC Residual Security is a member of an affiliated group filing a consolidated income tax return, the taxable income of the affiliated group cannot be less than the sum of the excess inclusions attributable to all residual interests in REMICs held by members of the affiliated group. For a discussion of the effect of excess inclusions on particular foreign investors that own REMIC Residual Securities, see "--Foreign Investors" below.

         The Treasury Department also has the authority to issue regulations that would treat all taxable income of a REMIC Trust as excess inclusions if the REMIC Residual Security does not have "significant value." Although the Treasury Department did not exercise this authority in the REMIC Regulations, future regulations may contain this type of rule. If this type of rule were adopted, it is unclear how significant value would be determined for these purposes. If no rule is applicable, excess inclusions should be calculated as discussed above.

         In the case of any REMIC Residual Securities that are held by a real estate investment trust, the aggregate excess inclusions on the REMIC Residual Securities reduced, but not below zero, by the real estate investment trust taxable income, within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain, will be allocated among the shareholders of the trust in proportion to the dividends received by the shareholders from the trust, and any amount so allocated will be treated as an excess inclusion on a REMIC Residual Security as if held directly by the shareholder. Similar rules will apply in the case of regulated investment companies, common trust funds and some cooperatives that hold a REMIC Residual Security.

         Pass-Through of Servicing and Guaranty Fees to Individuals. A beneficial owner of a REMIC Residual Security who is an individual will be required to include in income a share of any servicing and guaranty fees. A deduction for the fees will be allowed to the beneficial owner only to the extent that the fees, along with some of the beneficial owner's other miscellaneous itemized deductions exceed 2% of the beneficial owner's adjusted gross income. In addition, a beneficial owner of a REMIC Residual Security may not be able to deduct any portion of the fees in computing the beneficial owner's alternative minimum tax liability. A beneficial owner's share of the fees will generally be determined by (x) allocating the amount of the expenses for each calendar quarter on a pro rata basis to each day in the calendar quarter and (y) allocating the daily amount among the beneficial owners in proportion to their respective holdings on this day.

Taxes on a REMIC Trust

         Prohibited Transactions. The Code imposes a tax on a REMIC equal to 100% of the net income derived from "prohibited transactions." In general, a prohibited transaction means the disposition of a qualified mortgage other than in accordance with specified exceptions, the receipt of investment income from a source other than a loan or other permitted investments, the receipt of compensation for services, or the disposition of an asset purchased with the payments on the qualified mortgages for temporary investment pending distribution on the regular and residual interests.

         Contributions to a REMIC after the Startup Day. The Code imposes a tax on a REMIC equal to 100% of the value of any property contributed to the REMIC after the "startup day", which is generally the same as the Settlement Date. Exceptions are provided for cash contributions to a REMIC:

         o    during the three month period beginning on the startup day,

         o made to a qualified reserve fund by a beneficial owner of a residual interest,

         o    in the nature of a guarantee,

         o    made to facilitate a qualified liquidation or clean-up call, and

         o    as otherwise permitted by Treasury regulations.

         Net Income from Foreclosure Property. The Code imposes a tax on a REMIC equal to the highest corporate rate on "net income from foreclosure property." The terms "foreclosure property", which includes property acquired by deed in lieu of foreclosure, and "net income from foreclosure property" are defined by reference to the rules applicable to real estate investment trusts. Generally, foreclosure property would be treated as such for a period of three years, with a possible extension. Net income from foreclosure property generally means gain from the sale of foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust.

Sales of REMIC Securities

         Except as provided below, if a REMIC Regular Security or REMIC Residual Security is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the security. The adjusted basis of a REMIC Regular Security generally will equal the cost of the security to the seller, increased by any original issue discount or market discount included in the seller's gross income on the security and reduced by distributions on the security previously received by the seller of amounts included in the stated redemption price at maturity and by any premium that has reduced the seller's interest income on the security. See "--Discount and Premium." The adjusted basis of a REMIC Residual Security is determined as described above under "--Taxation of Beneficial Owners of REMIC Residual Securities--Basis Rules and Distributions." Except as provided in the following paragraph or under Section 582(c) of the Code, any gain or loss will be capital gain or loss, provided the security is held as a "capital asset", which is generally, property held for investment, within the meaning of Section 1221 of the Code.

         Gain from the sale of a REMIC Regular Security that might otherwise be capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of (x) the amount that would have been includible in the income of the beneficial owner of a REMIC Regular Security had income accrued at a rate equal to 110% of the "applicable federal rate", generally, an average of current yields on Treasury securities, as of the date of purchase over (y) the amount actually includible in the beneficial owner's income. In addition, gain recognized on this type of sale by a beneficial owner of a REMIC Regular Security who purchased the security at a market discount would also be taxable as ordinary income in an amount not exceeding the portion of the discount that accrued during the period the security was held by the beneficial owner, reduced by any market discount includible in income under the rules described below under "--Discount and Premium."

         If a beneficial owner of a REMIC Residual Security sells its REMIC Residual Security at a loss, the loss will not be recognized if, within six months before or after the sale of the REMIC Residual Security, the beneficial owner purchases another residual interest in any REMIC or any interest in a taxable mortgage pool, as defined in Section 7701(i) of the Code, comparable to a residual interest in a REMIC. This disallowed loss would be allowed upon the sale of the other residual interest, or comparable interest, if the rule referred to in the preceding sentence does not apply to that sale. While this rule may be modified by Treasury regulations, no regulations on this point have yet been published.

         Transfers of REMIC Residual Securities. Section 860E(e) of the Code imposes a substantial tax, payable by the transferor, or, if a transfer is through a broker, nominee, or other middleman as the transferee's agent, payable by that agent, upon any transfer of a REMIC Residual Security to a disqualified organization and upon a pass-through entity, including regulated investment companies, real estate investment trusts, common trust funds, partnerships, trusts, estates, some cooperatives, and nominees, that owns a REMIC Residual Security if this pass-through entity has a disqualified organization as a record-holder. For purposes of the preceding sentence, a transfer includes any transfer of record or beneficial ownership, whether by a purchase, a default under a secured lending agreement or otherwise.

         The term "disqualified organization" includes the United States, any state or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing, other than specified taxable instrumentalities, any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization, other than a farmers' cooperative, that is exempt from federal income tax, unless the organization is subject to the tax on unrelated business income. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (x) residual interests in the entity are not held by disqualified organizations and (y) information necessary for the application of the tax described in this prospectus will be made available. Restrictions on the transfer of a REMIC Residual Security and other provisions that are intended to meet this requirement are described in the pooling and servicing agreement, and will be discussed more fully in the accompanying prospectus supplement relating to the offering of any REMIC Residual Security. In addition, a pass-through entity, including a nominee, that holds a REMIC Residual Security may be subject to additional taxes if a disqualified organization is a record-holder in the REMIC Residual Security. A transferor of a REMIC Residual Security, or an agent of a transferee of a REMIC Residual Security, as the case may be, will be relieved of the tax liability if (a) the transferee furnishes to the transferor, or the transferee's agent, an affidavit that the transferee is not a disqualified organization, and (b) the transferor, or the transferee's agent, does not have actual knowledge that the affidavit is false at the time of the transfer. Similarly, no such tax will be imposed on a pass-through entity for a period for an interest in the REMIC Residual Security owned by a disqualified organization if (x) the record-holder of this interest furnishes to the pass-through entity an affidavit that it is not a disqualified organization, and (y) during the period, the pass-through entity has no actual knowledge that the affidavit is false.

         The Taxpayer Relief Act of 1997 adds provisions to the Code that will apply to an "electing large partnership." If an electing large partnership holds a Residual Certificate, all interests in the electing large partnership are treated as held by disqualified organizations for purposes of the tax imposed upon a pass-through entity by Section 860E(e) of the Code. An exception to this tax, otherwise available to a pass-through entity that is furnished affidavits by record holders of interests in the entity and that does not know the affidavits are false, is not available to an electing large partnership.

         Under the REMIC Regulations, a transfer of a "noneconomic residual interest" to a U.S. Person, as defined below in "Foreign Investors--Grantor Trust Securities and REMIC Regular Securities", will be disregarded for all federal tax purposes unless no significant purpose of the transfer is to impede the assessment or collection of tax. A REMIC Residual Security would be treated as constituting a noneconomic residual interest unless, at the time of the transfer, (x) the present value of the expected future distributions on the REMIC Residual Security is no less than the product of the present value of the "anticipated excess inclusions" on the security and the highest corporate rate of tax for the year in which the transfer occurs, and (y) the transferor reasonably expects that the transferee will receive distributions from the applicable REMIC Trust in an amount sufficient to satisfy the liability for income tax on any "excess inclusions" at or after the time when the liability accrues. Anticipated excess inclusions are the excess inclusions that are anticipated to be allocated to each calendar quarter, or portion thereof, following the transfer of a REMIC Residual Security, determined as of the date the security is transferred and based on events that have occurred as of that date and on the Prepayment Assumption. See "--Discount and Premium" and "--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions."

         The REMIC Regulations provide that a significant purpose to impede the assessment or collection of tax exists if, at the time of the transfer, a transferor of a REMIC Residual Security has "improper knowledge" -- i.e., either knew, or should have known, that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC Trust. A transferor is presumed not to have improper knowledge if (x) the transferor conducts, at the time of a transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor finds that the transferee has historically paid its debts as they come due and finds no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future; and (y) the transferee makes a number of representations to the transferor in the affidavit relating to disqualified organizations discussed above. Transferors of a REMIC Residual Security should consult with their own tax advisors for further information regarding these transfers.

         Proposed Treasury regulations issued on February 4, 2000 (the "New Proposed Regulations") would modify the safe harbor under which transfers of noneconomic residual interests are treated as not disregarded for federal income tax purposes. Under the New Proposed Regulations, a transfer of a noneconomic residual interest would not qualify under this safe harbor unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of the present value of the sum of (i) any consideration given to the transferee to acquire the interest, (ii) future distributions on the interest, and (iii) any anticipated tax savings associated with holding the interest as the REMIC generates losses. For purposes of this calculation, the present value generally is calculated using a discount rate equal to the applicable federal rate. The New Proposed Regulations have a proposed effective date of February 4, 2000.

         In addition, President Clinton's Fiscal Year 2001 Budget Proposal contains a provision under which a REMIC would be secondarily liable for the tax liability of its residual interest. The proposal states that it would be effective for REMICs created after the date of enactment. It is unknown whether this provision will be included in any bill introduced to Congress this year or if introduced whether it will be enacted.

         Prospective investors in REMIC Residual Securities should consult their tax advisors regarding the New Proposed Regulations and the Fiscal Year 2001 Budget Proposals.

         Reporting and Other Administrative Matters. For purposes of the administrative provisions of the Code, each REMIC Trust will be treated as a partnership and the beneficial owners of REMIC Residual Securities will be treated as partners. The trustee will prepare, sign and file federal income tax returns for each REMIC Trust, which returns are subject to audit by the IRS. Moreover, within a reasonable time after the end of each calendar year, the trustee will furnish to each beneficial owner that received a distribution during the year a statement setting forth the portions of any distributions that constitute interest distributions, original issue discount, and any other information as is required by Treasury regulations and, for beneficial owners of REMIC Residual Securities in a REMIC Trust, information necessary to compute the daily portions of the taxable income, or net loss, of the REMIC Trust for each day during this year. The trustee will also act as the tax matters partner for each REMIC Trust, either in its capacity as a beneficial owner of a REMIC Residual Security or in a fiduciary capacity. Each beneficial owner of a REMIC Residual Security, by the acceptance of its REMIC Residual Security, agrees that the trustee will act as its fiduciary in the performance of any duties required of it in the event that it is the tax matters partner.

         Each beneficial owner of a REMIC Residual Security is required to treat items on its return consistently with the treatment on the return of the REMIC Trust, unless the beneficial owner either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC Trust. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC Trust level.

Termination

         In general, no special tax consequences will apply to a beneficial owner of a REMIC Regular Security upon the termination of a REMIC Trust by virtue of the final payment or liquidation of the last loan remaining in the trust fund. If a beneficial owner of a REMIC Residual Security's adjusted basis in its REMIC Residual Security at the time the termination occurs exceeds the amount of cash distributed to the beneficial owner in liquidation of its interest, although the matter is not entirely free from doubt, it would appear that the beneficial owner of the REMIC Residual Security is entitled to a loss equal to the amount of this excess.

Debt Securities

         For each series of Debt Securities, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the securities will be classified as debt secured by the loans. We will file this opinion with the Securities and Exchange Commission on Form 8-K within fifteen days after the initial issuance of the securities or as a post-effective amendment to the prospectus. Accordingly, the Debt Securities will not be treated as ownership interests in the loans or the issuer. Beneficial owners will be required to report income received on the Debt Securities in accordance with their normal method of accounting. For additional tax consequences relating to Debt Securities purchased at a discount or with premium, see "--Discount and Premium," below.

Special Tax Attributes

         As described above, Grantor Trust Securities will possess specified special tax attributes by virtue of their being ownership interests in the underlying loans. Similarly, REMIC Securities will possess similar attributes by virtue of the REMIC provisions of the Code. In general, Debt Securities will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in Debt Securities.

Sale or Exchange of Debt Securities

         If a beneficial owner of a Debt Security sells or exchanges the security, the beneficial owner will recognize gain or loss equal to the difference, if any, between the amount received and the beneficial owner's adjusted basis in the security. The adjusted basis in the security generally will equal its initial cost, increased by any original issue discount or market discount previously included in the seller's gross income on the security and reduced by the payments previously received on the security, other than payments of qualified stated interest, and by any amortized premium.
         In general, except as described in "--Discount and Premium--Market Discount," below, except for particular financial institutions subject to
Section 582(c) of the Code, any gain or loss on the sale or exchange of a Debt Security recognized by an investor who holds the security as a capital asset, within the meaning of Section 1221 of the Code, will be capital gain or loss and will be long-term or short-term depending on whether the security has been held for more than one year.

Debt Securities Reporting

         The trustee will furnish to each beneficial owner of a Debt Security with each distribution a statement setting forth the amount of the distribution allocable to principal on the underlying loans and to interest thereon at the interest rate attributable to the security. In addition, within a reasonable time after the end of each calendar year, based on information provided by the servicer, the trustee will furnish to each beneficial owner during this year any customary factual information as the servicer deems necessary or desirable to enable beneficial owners of Debt Securities to prepare their tax returns and will furnish comparable information to the IRS as and when required to do so by law.

Partnership Interests

         For each series of Partnership Interests, special tax counsel to the sponsor, will deliver its opinion to the sponsor that the issuer will be treated as a partnership and not an association taxable as a corporation for federal income tax purposes. We will file this opinion with the Securities and Exchange Commission on Form 8-K within fifteen days after the initial issuance of the securities or as a post-effective amendment to the prospectus. Accordingly, each beneficial owner of a Partnership Interest will generally be treated as the owner of an interest in the loans.

Special Tax Attributes

         As described above, REMIC Securities will possess specified special tax attributes by virtue of the REMIC provisions of the Code. In general, Partnership Interests will not possess these special tax attributes. Investors to whom these attributes are important should consult their own tax advisors regarding investment in Partnership Interests.

Taxation of Beneficial Owners of Partnership Interests

         If the issuer is treated as a partnership for federal income tax purposes, the issuer will not be subject to federal income tax. Instead, each beneficial owner of a Partnership Interest will be required to separately take into account its allocable share of income, gains, losses, deductions, credits and other tax items of the issuer. These partnership allocations are made in accordance with the Code, Treasury regulations and the partnership agreement or in this case, the trust agreement or other similar agreement.

         The issuer's assets will be the assets of the partnership. The issuer's income will consist primarily of interest and finance charges earned on the underlying loans. The issuer's deductions will consist primarily of interest accruing on any indebtedness issued by the issuer, servicing and other fees, and losses or deductions upon collection or disposition of the issuer's assets.

         In some instances, the issuer could have an obligation to make payments of withholding tax on behalf of a beneficial owner of a Partnership Interest. See "--Backup Withholding" and "--Foreign Investors."

         Substantially all of the taxable income allocated to a beneficial owner of a Partnership Interest that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to that holder under the Code.

         Under Section 708 of the Code, the issuer will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the issuer are sold or exchanged within a 12-month period. Under Treasury regulations issued on May 9, 1997 if a termination occurs, the issuer is deemed to contribute all of its assets and liabilities to a newly formed partnership in exchange for a partnership interest. Immediately thereafter, the terminated partnership distributes interests in the new partnership to the purchasing partner and remaining partners in proportion to their interests in liquidation of the terminated partnership.

Sale or Exchange of Partnership Interests

         Generally, capital gain or loss will be recognized on a sale or exchange of Partnership Interests in an amount equal to the difference between the amount realized and the seller's tax basis in the Partnership Interests sold. A beneficial owner's tax basis in a Partnership Interest will generally equal the beneficial owner's cost increased by the beneficial owner's share of issuer income and decreased by any distributions received on the Partnership Interest. In addition, both the tax basis in the Partnership Interest and the amount realized on a sale of a Partnership Interest would take into account the beneficial owner's share of any indebtedness of the issuer. A beneficial owner acquiring Partnership Interests at different prices may be required to maintain a single aggregate adjusted tax basis in the Partnership Interest, and upon sale or other disposition of some of the Partnership Interests, allocate a portion of the aggregate tax basis to the Partnership Interests sold, rather than maintaining a separate tax basis in each Partnership Interest for purposes of computing gain or loss on a sale of that Partnership Interest.

         Any gain on the sale of a Partnership Interest attributable to the beneficial owner's share of unrecognized accrued market discount on the assets of the issuer would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. If a beneficial owner of a Partnership Interest is required to recognize an aggregate amount of income over the life of the Partnership Interest that exceeds the aggregate cash distributions with respect thereto, the excess will generally give rise to a capital loss upon the retirement of the Partnership Interest. If a beneficial owner sells its Partnership Interest at a profit or loss, the transferee will have a higher or lower basis in the Partnership Interests than the transferor had. The tax basis of the issuer's assets will not be adjusted to reflect that higher or lower basis unless the issuer files an election under Section 754 of the Code.

Partnership Reporting

         The trustee is required to

         o    keep complete and accurate books of the issuer,

         o file a partnership information return on IRS Form 1065 with the IRS for each taxable year of the issuer and

         o report each beneficial owner's allocable share of items of issuer income and expense to beneficial owners and the IRS on Schedule K-1.

         The issuer will provide the Schedule K-1 information to nominees that fail to provide the issuer with the information statement described below and the nominees will be required to forward the information to the beneficial owners of the Partnership Interests. Generally, beneficial owners of a Partnership Interest must file tax returns that are consistent with the information return filed by the issuer or be subject to penalties unless the beneficial owner of a Partnership Interest notifies the IRS of all inconsistencies.

         Under Section 6031 of the Code, any person that holds Partnership Interests as a nominee at any time during a calendar year is required to furnish the issuer with a statement containing specified information on the nominee, the beneficial owners and the Partnership Interests so held. This information includes

          o the name, address and taxpayer identification number of the nominee and

          o    as to each beneficial owner

               o the name, address and identification number of this person,

               o whether this person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and

               o specified information on Partnership Interests that were held, bought or sold on behalf of this person throughout the year.

         In addition, brokers and financial institutions that hold Partnership Interests through a nominee are required to furnish directly to the issuer information as to themselves and their ownership of Partnership Interests. A clearing agency registered under Section 17A of the Securities Exchange Act of 1934, is not required to furnish any of this information statement to the issuer. Nominees, brokers and financial institutions that fail to provide the issuer with the information described above may be subject to penalties.

         The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the issuer by the appropriate taxing authorities could result in an adjustment of the returns of the beneficial owner of a Partnership Interests, and, under particular circumstances, a beneficial owner of a Partnership Interest may be precluded from separately litigating a proposed adjustment to the items of the issuer. An adjustment could also result in an audit of the beneficial owner of a Partnership Interest's returns and adjustments of items note related to the income and losses of the issuer.

FASIT Securities

         If provided in a accompanying prospectus supplement, an election will be made to treat the issuer as a FASIT within the meaning of Code Section 860L(a). Qualification as a FASIT requires ongoing compliance with a number of conditions. For each series of securities for which an election is made, special tax counsel to the sponsor, will deliver its opinion to the sponsor that, assuming compliance with the Issuing Agreement, the issuer will be treated as a FASIT for federal income tax purposes. We will file this opinion with the securities and Exchange Commission on Form 8-K within fifteen days after the initial issuance of the securities or as a post-effective amendment to the prospectus.

Special Tax Attributes

         FASIT Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Sections 856(c)(5)(A) and 856(c)(6) and interest on the FASIT Regular Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) in the same proportion that, for both purposes, the assets of the FASIT Trust and the income thereon would be so treated. FASIT Regular Securities held by a domestic building and loan association will be treated as "regular interest[s] in a FASIT" under Code Section 7701(a)(19)(C)(xi), but only in the proportion that the FASIT Trust holds "loans . . . secured by an interest in real property which is . . . residential real property" within the meaning of Code Section 7701(a)(19)(C)(v). If at all times 95% or more of the assets of the FASIT Trust or the income thereon qualify for the foregoing treatments, the FASIT Regular Securities will qualify for the corresponding status in their entirety. For purposes of Code Section 856(c)(5)(A), payments of principal and interest on a loan that are reinvested pending distribution to holders of FASIT Regular Securities should qualify for this treatment. FASIT Regular Securities held by a regulated investment company will not constitute "government securities" within the meaning of Code Section 851(b)(4)(A)(i). FASIT Regular Securities held by particular financial institutions will constitute an "evidence of indebtedness" within the meaning of Code Section 582(c)(1).

Taxation of Beneficial Owners of FASIT Regular Securities

         A FASIT Trust will not be subject to federal income tax except on income from prohibited transactions and in some other instances as described below. The FASIT Regular Securities generally will be treated for federal income tax purposes as newly-originated debt instruments. In general, interest, original issue discount and market discount on a FASIT Regular Security will be treated as ordinary income to the beneficial owner, and principal payments, other than principal payments that do not exceed accrued market discount, on an FASIT Regular Security will be treated as a return of capital to the extent of the beneficial owner's basis allocable thereto. Beneficial owners must use the accrual method of accounting in connection with FASIT Regular Securities, regardless of the method of accounting otherwise used by the beneficial owners. See "--Discount and Premium" below.

         In order for the FASIT Trust to qualify as a FASIT, there must be ongoing compliance with the requirements set forth in the Code. The FASIT must fulfill an asset test, which requires that substantially all the assets of the FASIT, as of the close of the third calendar month beginning after the Startup Day, and at all times thereafter, must consist of cash or cash equivalents, particular debt instruments, other than debt instruments issued by the owner of the FASIT or a related party, and hedges, and contracts to acquire the same, foreclosure property and regular interests in another FASIT or in a REMIC. Based on identical statutory language applicable to REMICs, it appears that the "substantially all" requirement should be met if at all times the aggregate adjusted basis of the nonqualified assets is less than one percent of the aggregate adjusted basis of all the FASIT's assets. The FASIT provisions of the Code, Sections 860H through 860L, also require the FASIT ownership interest and particular "high-yield regular interests" to be held only by specified fully taxable domestic corporations.

         Permitted debt instruments must bear interest, if any, at a fixed or qualified variable rate. Permitted hedges include interest rate or foreign currency notional principal contracts, letters of credit, insurance, guarantees of payment default and similar instruments to be provided in regulations, and which are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on interests issued by the FASIT. Foreclosure property is real property acquired by the FASIT in connection with the default or imminent default of a qualified mortgage, provided the issuer had no knowledge or reason to know as of the date the asset was acquired by the FASIT that a default had occurred or would occur.

         In addition to the foregoing requirements, the various interests in a FASIT also must meet a number of requirements. All of the interests in a FASIT must be either of the following: (a) one or more classes of regular interests or (b) a single class of ownership interest. A regular interest is an interest in a FASIT that is issued on or after the Startup Day with fixed terms, is designated as a regular interest, and

         (1) unconditionally entitles the holder to receive a specified principal amount, or other similar amount,

         (2) provides that interest payments, or other similar amounts, if any, at or before maturity either are payable based on a fixed rate or a qualified variable rate,

         (3) has a stated maturity of not longer than 30 years,

         (4) has an issue price not greater than 125% of its stated principal amount, and

         (5) has a yield to maturity not greater than five percentage points higher than the applicable Federal rate, as defined in Code Section 1274(d).

         A regular interest that is described in the preceding sentence except that if fails to meet one or more of requirements (1), (2) (4) or (5) is a "high-yield regular interest." A high-yield regular interest that fails requirement (2) must consist of a specified, nonvarying portion of the interest payments on the permitted assets, by reference to the REMIC rules. An ownership interest is an interest in a FASIT other than a regular interest that is issued on the Startup Day, is designated an ownership interest and is held by a single, fully-taxable, domestic corporation. An interest in a FASIT may be treated as a regular interest even if payments of principal on this interest are subordinated to payments on other regular interests or the ownership interest in the FASIT, and are dependent on the absence of defaults or delinquencies on permitted assets lower than reasonably expected returns on permitted assets, unanticipated expenses incurred by the FASIT or prepayment interest shortfalls.

         If an entity fails to comply with one or more of the ongoing requirements of the Code for status as a FASIT during any taxable year, the Code provides that the entity or applicable potion thereof will not be treated as a FASIT thereafter. In this event, any entity that holds mortgage loans and is the obligor on debt obligations with two or more maturities, like the trust fund, may be treated as a separate association taxable as a corporation, and the FASIT Regular Securities may be treated as equity interests the FASIT Regular Securities. The legislative history to the FASIT Provisions indicates, however, that an entity can continue to be a FASIT if loss of its status was inadvertent, it takes prompt steps to requalify and other requirements that may be provided in Treasury regulations are met. Loss of FASIT status results in retirement of all regular interests and their reissuance. If the resulting instruments would be treated as equity under general tax principles, cancellation of debt income may result.

Taxes on a FASIT Trust

         Income from particular transactions by a FASIT, called prohibited transactions, are taxable to the holder of the ownership interest in a FASIT at a 100% rate. Prohibited transactions generally include

         o    the disposition of a permitted asset other than for

                  o   foreclosure, default, or imminent default,

                  o   bankruptcy or insolvency of the FASIT,

                  o   a qualified or complete liquidation,

                  o substitution for another permitted debt instrument or distribution of the debt instrument to the holder of the ownership interest to reduce overcollateralization, but only if a principal purpose of acquiring the debt instrument which is disposed of was not the recognition of gain, or the reduction of a loss, on the withdrawn asset as a result of an increase in the market value of the asset after its acquisition by the FASIT or

                  o   the retirement of a class of FASIT regular interests;

         o    the receipt of income from nonpermitted assets;

         o    the receipt of compensation for services; or

         o the receipt of any income derived from a loan originated by the FASIT.

         It is unclear the extent to which tax on these transactions could be collected from the FASIT Trust directly under the applicable statutes rather than from the holder of the FASIT Residual Security.

Proposed FASIT Regulations

         The Treasury Department filed proposed regulations interpreting the FASIT Provisions ("proposed FASIT regulations") with the Federal Register on Friday, February 4, 2000. The proposed FASIT regulations generally would be effective on the date they are issued as final regulations. Certain anti-abuse rules are, however, proposed to be effective on February 4, 2000. The proposed FASIT regulations would, among other things, provide procedures for making a FASIT election, refine the definition of certain terms used in the FASIT provisions, provide penalties that would apply upon cessation of FASIT status, provide rules for the tax treatment of transfers of assets to the FASIT, and establish anti-abuse rules to preclude use of the FASIT vehicle for a transaction that did not primarily concern the securitization of financial assets.

Discount and Premium

         A security purchased for an amount other than its outstanding principal amount will be subject to the rules governing original issue discount, market discount or premium. In addition, all Grantor Trust Strip Securities and some Grantor Trust Fractional Interest Securities will be treated as having original issue discount by virtue of the coupon stripping rules in Section 1286 of the Code. In very general terms,

         o original issue discount is treated as a form of interest and must be included in a beneficial owner's income as it accrues, regardless of the beneficial owner's regular method of accounting, using a constant yield method;

         o market discount is treated as ordinary income and must be included in a beneficial owner's income as principal payments are made on the security, or upon a sale of a security; and

         o if a beneficial owner so elects, premium may be amortized over the life of the security and offset against inclusions of interest income.

         These tax consequences are discussed in greater detail below.

Original Issue Discount

         In general, a security will be considered to be issued with original issue discount equal to the excess, if any, of its "stated redemption price at maturity" over its "issue price." The issue price of a security is the initial offering price to the public, excluding bond houses and brokers, at which a substantial number of the securities were sold. The issue price also includes any accrued interest attributable to the period between the beginning of the first Accrual Period and the Settlement Date. The stated redemption price at maturity of a security that has a notional principal amount or receives principal only or that is or may be an Accrual Security is equal to the sum of all distributions to be made under the security. The stated redemption price at maturity of any other security is its stated principal amount, plus an amount equal to the excess, if any, of the interest payable on the first distribution date over the interest that accrues for the period from the Settlement Date to the first distribution date. The trustee will supply, at the time and in the manner required by the IRS, to beneficial owners, brokers and middlemen information concerning the original issue discount accruing on the securities.

         Notwithstanding the general definition, original issue discount will be treated as zero if the discount is less than 0.25% of the stated redemption price at maturity of the security multiplied by its weighted average life. The weighted average life of a security is apparently computed for this purpose as the sum, for all distributions included in the stated redemption price at maturity, of the amounts determined by multiplying (x) the number of complete years, rounding down for partial years, from the Settlement Date until the date on which each distribution is expected to be made under the Prepayment Assumption by (y) a fraction, the numerator of which is the amount of the distribution and the denominator of which is the security's stated redemption price at maturity. Even if original issue discount is treated as zero under this rule, the actual amount of original issue discount must be allocated to the principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

         Section 1272(a)(6) of the Code contains special original issue discount rules directly applicable to REMIC Securities and Debt Securities. The Taxpayer Relief Act of 1997 extends application of Section 1272(a)(6) to the Grantor Trust Securities for tax years beginning after August 5, 1997. Under these rules, (a) the amount and rate of accrual of original issue discount on each series of securities will be based on (x) the Prepayment Assumption, and (y) in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which the variable rate is based remains equal to the value of that rate on the Settlement Date, and (b) adjustments will be made in the amount of discount accruing in each taxable year in which the actual prepayment rate differs from the Prepayment Assumption.

         Section 1272(a)(6)(B)(iii) of the Code requires that the prepayment assumption used to calculate original issue discount be determined in the manner prescribed in Treasury regulations. To date, no regulations of this type have been promulgated. The legislative history of this Code provision indicates that the assumed prepayment rate must be the rate used by the parties in pricing the particular transaction. The sponsor anticipates that the Prepayment Assumption for each series of securities will be consistent with this standard. The sponsor makes no representation, however, that the loans for a given series will prepay at the rate reflected in the Prepayment Assumption for that series or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the securities.

         Each beneficial owner must include in gross income the sum of the "daily portions" of original issue discount on its security for each day during its taxable year on which it held the security. For this purpose, in the case of an original beneficial owner, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each "accrual period." Original issue discount calculations must be based on accrual periods of no longer than one year either (x) beginning on a distribution date, or, in the case of the first accrual period, the Settlement Date, and ending on the day before the next distribution date or (y) beginning on the next day following a distribution date and ending on the next distribution date.

         Under Section 1272(a)(6) of the Code, the portion of original issue discount treated as accruing for any accrual period will equal the excess, if any, of (x) the sum of (A) the present values of all the distributions remaining to be made on the security, if any, as of the end of the accrual period and (B) the distribution made on the security during the accrual period of amounts included in the stated redemption price at maturity, over (y) the adjusted issue price of the security at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated based on

          o the yield to maturity of the security, calculated as of the Settlement Date, giving effect to the Prepayment Assumption,

          o events, including actual prepayments, that have occurred prior to the end of the accrual period,

          o    the Prepayment Assumption, and

          o in the case of a security calling for a variable rate of interest, an assumption that the value of the index upon which this variable rate is based remains the same as its value on the Settlement Date over the entire life of the security.

         The adjusted issue price of a security at any time will equal the issue price of the security, increased by the aggregate amount of previously accrued original issue discount on the security, and reduced by the amount of any distributions made on the security as of that time of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will then be allocated ratably to each day during the period to determine the daily portion of original issue discount.

         In the case of Grantor Trust Strip Securities and some REMIC Securities, the calculation described in the preceding paragraph may produce a negative amount of original issue discount for one or more accrual periods. No definitive guidance has been issued regarding the treatment of the negative amounts. The legislative history to Section 1272(a)(6) indicates that the negative amounts may be used to offset subsequent positive accruals but may not offset prior accruals and may not be allowed as a deduction item in a taxable year in which negative accruals exceed positive accruals. Beneficial owners of the securities should consult their own tax advisors concerning the treatment of the negative accruals.

         A subsequent purchaser of a security that purchases the security at a cost less than its remaining stated redemption price at maturity also will be required to include in gross income for each day on which it holds the security, the daily portion of original issue discount on the security -- but reduced, if the cost of the security to the purchaser exceeds its adjusted issue price, by an amount equal to the product of (x) the daily portion and
(y) a constant fraction, the numerator of which is the excess and the denominator of which is the sum of the daily portions of original issue discount on the security for all days on or after the day of purchase.

Market Discount

         A beneficial owner that purchases a security at a market discount, that is, at a purchase price less than the remaining stated redemption price at maturity of the security, or, in the case of a security with original issue discount, its adjusted issue price, will be required to allocate each principal distribution first to accrued market discount on the security, and recognize ordinary income to the extent the distribution does not exceed the aggregate amount of accrued market discount on the security not previously included in income. For securities that have unaccrued original issue discount, the market discount must be included in income in addition to any original issue discount. A beneficial owner that incurs or continues indebtedness to acquire a security at a market discount may also be required to defer the deduction of all or a portion of the interest on this indebtedness until the corresponding amount of market discount is included in income. In general terms, market discount on a security may be treated as accruing either (x) under a constant yield method or (y) in proportion to remaining accruals of original issue discount, if any, or if none, in proportion to remaining distributions of interest on the security, in any case taking into account the Prepayment Assumption. The trustee will make available, as required by the IRS, to beneficial owners of securities information necessary to compute the accrual of market discount.

         Notwithstanding the above rules, market discount on a security will be considered to be zero if the discount is less than 0.25% of the remaining stated redemption price at maturity of the security multiplied by its weighted average remaining life. Weighted average remaining life presumably would be calculated in a manner similar to weighted average life, taking into account payments, including prepayments, prior to the date of acquisition of the security by the subsequent purchaser. If market discount on a security is treated as zero under this rule, the actual amount of market discount must be allocated to the remaining principal distributions on the security and, when each distribution is received, gain equal to the discount allocated to the distribution will be recognized.

Premium

         A purchaser of a Premium Security need not include in income any remaining original issue discount and may elect, under Section 171(c)(2) of the Code, to treat the premium as "amortizable bond premium." If a beneficial owner makes this election, the amount of any interest payment that must be included in the beneficial owner's income for each period ending on a distribution date will be reduced by the portion of the premium allocable to the period based on the Premium Security's yield to maturity. This premium amortization should be made using constant yield principles. If the election is made by the beneficial owner, the election will also apply to all fully taxable bonds, or bonds the interest on which is not excludible from gross income, held by the beneficial owner at the beginning of the first taxable year to which the election applies and to all fully taxable bonds thereafter acquired by it, and is irrevocable without the consent of the IRS. If this election is not made, (x) the beneficial owner must include the full amount of each interest payment in income as it accrues, and (y) the premium must be allocated to the principal distributions on the Premium Security and when each distribution is received a loss equal to the premium allocated to the distribution will be recognized. Any tax benefit from the premium not previously recognized will be taken into account in computing gain or loss upon the sale or disposition of the Premium Security.

         Some securities may provide for only nominal distributions of principal in comparison to the distributions of interest thereon. It is possible that the IRS or the Treasury Department may issue guidance excluding the securities from the rules generally applicable to debt instruments issued at a premium. In particular, it is possible that these securities will be treated as having original issue discount equal to the excess of the total payments to be received thereon over its issue price. In this event, Section 1272(a)(6) of the Code would govern the accrual of the original issue discount, but a beneficial owner would recognize substantially the same income in any given period as would be recognized if an election were made under
Section 171(c)(2) of the Code. Unless and until the Treasury Department or the IRS publishes specific guidance relating to the tax treatment of the securities, the trustee intends to furnish tax information to beneficial owners of the securities in accordance with the rules described in the preceding paragraph.

Special Election

         For any security acquired on or after April 4, 1994, a beneficial owner may elect to include in gross income all "interest" that accrues on the security by using a constant yield method. For purposes of the election, the term "interest" includes stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount and unstated interest as adjusted by any amortizable bond premium or acquisition premium. A beneficial owner should consult its own tax advisor regarding the time and manner of making and the scope of the election and the implementation of the constant yield method.

Backup Withholding

         Distributions of interest and principal, as well as distributions of proceeds from the sale of securities, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of the distributions fail to furnish to the payor particular information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from this tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but that does not do so in the proper manner.

         The Internal Revenue Service recently issued final "withholding regulations", which change some of the rules relating to particular presumptions currently available relating to information reporting and backup withholding. The withholding regulations would provide alternative methods of satisfying the beneficial ownership certification requirement. The withholding regulations are effective December 31, 2000, although valid withholding certificates that are held on December 31, 2000 remain valid until the earlier of December 31, 2001 or the due date of expiration of the certificate under the rules as currently in effect.

Foreign Investors

         The withholding regulations would require, in the case of securities held by a foreign partnership, that (x) the certification described above be provided by the partners rather than by the foreign partnership and (y) the partnership provide specified information, including a United States taxpayer identification number. See "--Backup Withholding" above. A look-through rule would apply in the case of tiered partnerships. Non-U.S. Persons should consult their own tax advisors regarding the application to them of the withholding regulations.

Grantor Trust Securities and REMIC Regular Securities

         Distributions made on a Grantor Trust Security, Debt Security or a REMIC Regular Security to, or on behalf of, a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding taxes. This exemption is applicable provided

          o the beneficial owner is not subject to U.S. tax as a result of a connection to the United States other than ownership of the security,

          o the beneficial owner signs a statement under penalties of perjury that certifies that the beneficial owner is not a U.S. Person, and provides the name and address of the beneficial owner, and

          o the last U.S. Person in the chain of payment to the beneficial owner receives the statement from the beneficial owner or a financial institution holding on its behalf and does not have actual knowledge that the statement is false.

         Beneficial owners should be aware that the IRS might take the position that this exemption does not apply to a beneficial owner that also owns 10% or more of the REMIC Residual Securities of any REMIC trust, or to a beneficial owner that is a "controlled foreign corporation" described in
Section 881(c)(3)(C) of the Code.

REMIC Residual Securities

         Amounts distributed to a beneficial owner of a REMIC Residual Security that is a not a U.S. Person generally will be treated as interest for purposes of applying the 30%, or lower treaty rate, withholding tax on income that is not effectively connected with a U.S. trade or business. Temporary Treasury Regulations clarify that amounts not constituting excess inclusions that are distributed on a REMIC Residual Security to a beneficial owner that is not a U.S. Person generally will be exempt from U.S. federal income and withholding tax, subject to the same conditions applicable to distributions on Grantor Trust Securities, Debt Securities and REMIC Regular Securities, as described above, but only to the extent that the obligations directly underlying the REMIC Trust that issued the REMIC Residual Security, for example, loans or regular interests in another REMIC or FASIT, were issued after July 18, 1984. In no case will any portion of REMIC income that constitutes an excess inclusion be entitled to any exemption from the withholding tax or a reduced treaty rate for withholding. See "--REMIC Securities--Taxation of Beneficial Owners of REMIC Residual Securities--Excess Inclusions" in this prospectus.

Partnership Interests

         Depending upon the particular terms of the Issuing Agreement and Loan Sale Agreement, an issuer may be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes for non-U.S. Persons. If the issuer is considered to be engaged in a trade or business in the United States for these purposes and the issuer is treated as a partnership, the income of the issuer distributable to a non-U.S. Person would be subject to federal withholding tax. Also, in these cases, a non-U.S. beneficial owner of a Partnership Interest that is a corporation may be subject to the branch profits tax. If the issuer is notified that a beneficial owner of a Partnership Interest is a foreign person, the issuer may withhold as if it were engaged in a trade or business in the United States in order to protect the issuer from possible adverse consequences of a failure to withhold. A foreign holder generally would be entitled to file with the IRS a claim for refund of withheld taxes, taking the position that no taxes were due because the issuer was not in a U.S. trade or business.

FASIT Regular Securities

         Some "high-yield" FASIT Regular Securities may not be sold to or beneficially owned by non-U.S. Persons. Any purported transfer will be null and void and, upon the trustee's discovery of any purported transfer in violation of this requirement and the last preceding owner of the high-yield FASIT Regular Securities will be restored to ownership thereof as completely as possible. The last preceding owner will, in any event, be taxable on all income on the high-yield FASIT Regular Securities for federal income tax purposes. The Issuing Agreement will provide that, as a condition to transfer of a high-yield FASIT Regular Security, the proposed transferee must furnish an affidavit as to its status as a U.S. Person and otherwise as a permitted transferee.


                           State Tax Considerations

         In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors concerning the various state and local tax consequences of an investment in the securities.

         The federal income tax discussions set forth above are included for general information only and may not be applicable depending upon an investor's particular tax situation. Prospective purchasers should consult their tax advisers concerning the tax consequences to them of the purchase, ownership and disposition of the securities, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.


                             ERISA Considerations

         ERISA and Section 4975 of the Code impose a number of requirements on those employee benefit plans to which they apply and on those persons who are fiduciaries of these plans. The following is a general discussion of the requirements, and a number of applicable exceptions to and administrative exemptions from the requirements.

         Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit sharing or other employee benefit plan and some individual retirement arrangements from engaging in specified transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code for the plan, unless a statutory or administrative exemption applies to the transaction. ERISA and the Code also prohibit generally a number of actions involving conflicts of interest by persons who are fiduciaries of these plans or arrangements. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for these persons. In addition, investments by plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a plan's investments be made in accordance with the documents governing the plan. Employee benefit plans that are governmental plans, as defined in
Section 3(32) of ERISA, and some church plans, as defined in Section 3(33) of ERISA, are not subject to ERISA requirements. Accordingly, assets of these plans may be invested in securities without regard to the ERISA considerations discussed below, subject to the provisions of other applicable federal, state and local law. Any plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Some transactions involving the issuer might be deemed to constitute prohibited transactions under ERISA and the Code for a plan, including an individual retirement arrangement, that purchased securities, if the assets of the issuer were deemed to be assets of the Plan. Under a "plan asset regulation" issued by the United States Department of Labor, the assets of the issuer would be treated as plan assets of a plan for the purposes of ERISA and the Code only if the plan acquired an equity interest in the issuer and none of the exceptions contained in the plan asset regulation were applicable. An "equity interest" is defined under the plan asset regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. In addition, in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86 (1993), the United States Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under particular circumstances. Therefore, in the absence of an exemption, the purchase, sale or holding of a security by a plan, including some individual retirement arrangements, subject to Section 406 of ERISA or
Section 4975 of the Code might result in prohibited transactions and the imposition of excise taxes and civil penalties.

Certificates

         The Department of Labor has issued to various underwriters individual prohibited transaction exemptions, which generally exempt from the application of the prohibited transaction provisions of Sections 406(a), 406(b)(1), 406(b)(2) and 407(a) of ERISA and the excise taxes imposed under Sections 4975(a) and (b) of the Code, particular transactions in connection with the initial purchase, the holding and the subsequent resale by plans of certificates in pass-through trusts that consist of secured receivables, secured loans and other secured obligations that meet the conditions and requirements of these underwriter exemptions. These underwriter exemptions will only be available for securities that are certificates.

         Among the conditions that must be satisfied in order for the underwriter exemptions to apply to offered certificates are the following:

              (a) the acquisition of the certificates by a plan is on terms, including the price for the certificates, that are at least as favorable to the plan as they would be in an arm's-length transaction with an unrelated party;

              (b) the rights and interests evidenced by the certificates acquired by the plan are not subordinated to the rights and interests evidenced by other certificates of the trust;

              (c) the certificates acquired by the plan have received a rating at the time of the acquisition that is one of the three highest generic rating categories from Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co., or Fitch IBCA, Inc.;

              (d) the trustee is not an affiliate of any other member of the Restricted Group;

              (e) the sum of all payments made to and retained by the underwriters in connection with the distribution of the certificates represents not more than reasonable compensation for underwriting the certificates; the sum of all payments made to and retained by the sellers and the sponsor under the assignment of the loans to the trust fund represents not more than the fair market value of the loans; the sum of all payments made to and retained by any servicer represents not more than reasonable compensation for this person's services under the pooling and servicing agreement and reimbursement of this person's reasonable expenses in connection therewith;

              (f) the plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933; and

              (g) in the event that all of the obligations used to fund the trust have not been transferred to the trust on the closing date, additional obligations of the types specified in the prospectus supplement and/or pooling and servicing agreement having an aggregate value equal to no more than 25% of the total principal amount of the certificates being offered by the trust may be transferred to the trust, in exchange for amounts credited to the account funding the additional obligations, within a funding period of no longer than 90 days or 3 months following the closing date.

         The trust fund must also meet the following requirements:

         o the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

         o certificates in the other investment pools must have been rated in one of the three highest rating categories of Standard & Poor's, Moody's, Fitch IBCA or Duff & Phelps for at least one year prior to the plan's acquisition of certificates; and

         o certificates evidencing interests in the other investment pools must have been purchased by investors other than plans for at least one (1) year prior to the plan's acquisition of certificates.

         Moreover, the underwriter exemptions provide relief from specified self-dealing/conflict of interest prohibited transactions that may occur when the plan fiduciary causes a plan to acquire certificates in a trust in which the fiduciary, or its affiliate, is an obligor on the receivables held in the trust; provided, that, among other requirements,

         (1) in the case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each class of certificates in which plans have invested is acquired by persons independent of the Restricted Group and at least fifty percent of the aggregate interest in the trust is acquired by persons independent of the Restricted Group;

         (2) the fiduciary, or its affiliate, is an obligor in connection with five percent or less of the fair market value of the obligations contained in the trust;

         (3) the plan's investment in certificates of any class does not exceed twenty-five percent of all of the certificates of that class outstanding at the time of the acquisition; and

         (4) immediately after the acquisition, no more than twenty-five percent of the assets of the plan for which this person is a fiduciary are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity.

         The underwriter exemptions do not apply to plans sponsored by the Restricted Group.

         In addition to the underwriter exemptions, the Department of Labor has issued PTCE 83-1 which provides an exemption for particular transactions involving the sale or exchange of specified residential mortgage pool pass-through certificates by plans and for transactions in connection with the servicing and operation of the mortgage loan pool.

Notes

         The underwriter exemptions will not be available for securities which are notes. If the notes are treated as having substantial equity features, the purchase, holding and resale of the notes could result in a transaction that is prohibited under ERISA or the Code. However, if the notes are treated as indebtedness without substantial equity features, the issuer's assets would not be deemed assets of a plan. The acquisition or holding of the notes by or on behalf of a plan could nevertheless give rise to a prohibited transaction, if the acquisition and holding of Notes by or on behalf of a plan were deemed to be a prohibited loan to a party in interest for this plan. Some exemptions from the prohibited transaction rules could be applicable to the purchase and holding of notes by a plan, depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. Included among these exemptions are: PTCE 84-14, regarding specified transactions effected by "qualified professional asset managers"; PTCE 90-1, regarding specified transactions entered into by insurance company pooled separate accounts; PTCE 91-38, regarding specified transactions entered into by bank collective investment funds; PTCE 95-60, regarding specified transactions entered into by insurance company general accounts; and PTCE 96-23, regarding specified transactions effected by "in-house asset managers". Each purchaser and each transferee of a note that is treated as debt for purposes of the plan asset regulation may be required to represent and warrant that its purchase and holding of the note will be covered by one of the exemptions listed above or by another Department of Labor class exemption.

Consultation with Counsel

         The prospectus supplement for each series of securities will provide further information which plans should consider before purchasing the offered securities. A plan fiduciary considering the purchase of securities should consult its tax and/or legal advisors regarding whether the assets of the issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other ERISA issues and their potential consequences. Moreover, each plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the securities is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio. The sale of securities to a plan is in no respect a representation by the sponsor, the issuer or the underwriter(s) that this investment meets all relevant requirements for investments by plans generally or any particular plan or that this investment is appropriate for plans generally or any particular plan.


                               Legal Investment

         If specified in the accompanying prospectus supplement, the securities of one or more classes offered by this prospectus will constitute "mortgage related securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. As "mortgage related securities," the securities will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities, including, but not limited to, state-chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems, created in accordance with or existing under the laws of the United States or of any state, including the District of Columbia and Puerto Rico, whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for the entities. Under SMMEA, a number of states enacted legislation, on or before the October 3, 1991 cutoff for the enactments, limiting to varying extends the ability of particular entities, in particular, insurance companies, to invest in "mortgage related securities," in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Accordingly, the investors affected by the legislation will be authorized to invest in the securities only to the extent provided in the legislation.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with mortgage related securities without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. ss. 24 (Seventh), subject in each case to the regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review National Credit Union Administration Letter to Credit Unions No. 96, as modified by Letter No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The National Credit Union Administration has adopted rules, effective December 2, 1991, which prohibit federal credit unions from investing in particular mortgage related securities, including securities like some series or classes of the securities, except under limited circumstances.

         All depository institutions considering an investment in the securities should review the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council. This Policy Statement, which has been adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Comptroller of the Currency and the Office of Thrift Supervision, effective February 10, 1992, and by the National Credit Union Administration, with a number of modifications, effective June 26, 1992, prohibits institutions from investing in some "high-risk" mortgage securities, including securities like some classes of the securities, except under limited circumstances, and sets forth specified investment practices deemed to be unsuitable for regulated institutions.

         Institutions whose investment activities are subject to regulation by federal or state authorities should review rules, policies and guidelines adopted from time to time by these authorities before purchasing any securities, as some series or classes may be deemed unsuitable investments, or may otherwise be restricted, under the rules, policies or guidelines, in specified instances irrespective of SMMEA.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions which may restrict or prohibit investment in securities which are not "interest-bearing" or "income-paying" and, with regard to any securities issued in book-entry form, provisions which may restrict or prohibit investment in securities which are issued in book-entry form.

         Other classes of securities offered by this prospectus will not constitute "mortgage related securities" under SMMEA because they will not represent beneficial ownership interests in qualifying mortgage loans under SMMEA. The appropriate characterization of those securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the securities will constitute legal investments for them.

         No representation is made as to the proper characterization of the securities for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase securities under applicable legal investment restrictions. The uncertainties described above, and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the securities, may adversely affect the liquidity of the non-SMMEA securities.

         Investors should consult with their own legal advisors in determining whether and to what extent the securities constitute legal investments for these investors.


                             Plan of Distribution

         The issuer may sell the securities offered hereby in series either directly or through underwriters. The accompanying prospectus supplement or prospectus supplements for each series will describe the terms of the offering for that series and will state the public offering or purchase price of each class of securities of a series, or the method by which the price is to be determined, and the net proceeds to the issuer from the sale.

         If the sale of any securities is made in accordance with an underwriting agreement under which one or more underwriters agree to act in this capacity, the securities will be acquired by these underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. Firm commitment underwriting and public reoffering by underwriters may be done through underwriting syndicates or through one or more firms acting alone. The specific managing underwriter or underwriters, if any, for the offer and sale of a particular series of securities will be printed on the cover of the prospectus supplement for a series and the members of the underwriting syndicate, if any, will be named in the accompanying prospectus supplement. The prospectus supplement will describe any discounts and commissions to be allowed or paid by the issuer to the underwriters, any other items constituting underwriting compensation and any discounts and commissions to be allowed or paid to the dealers. The obligations of the underwriters will be subject to a number of conditions precedent. Unless otherwise provided in the accompanying prospectus supplement, the underwriters of a sale of any class of securities will be obligated to purchase all of the securities if any are purchased. In accordance with each underwriting agreement, the sponsor will indemnity the underwriters against specified civil liabilities, including liabilities under the Securities Act of 1933.

         In connection with any offering, the underwriters may over-allot or effect transactions which stabilize or maintain the market prices of the securities at levels above those which might otherwise prevail in the open market. This stabilizing, if commenced by the underwriters, may be discontinued at any time.

         If any securities are offered other than through underwriters acting under underwriting agreements, the accompanying prospectus supplement or prospectus supplements will contain information regarding the terms of the offering and any agreements to be entered into in connection with the offering.

         Purchasers of securities, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be "underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of securities. securityholders should consult with their legal advisors in this regard prior to any reoffer and sale.

         If specified in the prospectus supplement relating to a series of securities, the sponsor, any affiliate thereof or any other person or persons specified in the prospectus supplement may purchase some or all of one or more classes of securities of a series from the underwriter or underwriters or any other person or persons specified in the accompanying prospectus supplement. The purchaser may thereafter from time to time offer and sell, by this prospectus and the accompanying prospectus supplement, some or all of the securities so purchased, directly, through one or more underwriters to be designated at the time of the offering of the securities, through dealers acting as agent and/or principal as in any other manner as may be specified in the accompanying prospectus supplement. The offering may be restricted in the manner specified in the accompanying prospectus supplement. These transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices. Any underwriters and dealers participating in the purchaser's offering of the securities may receive compensation in the form of underwriting discounts or commissions from the purchaser and the dealers may receive commissions from the investors purchasing the securities for whom they may act as agent, which discounts or commissions will not exceed those customary in those types of transactions involved. Any dealer that participates in the distribution of the securities may be deemed to be an "underwriter" within the meaning of the Securities Act of 1933, and any commissions and discounts received by the dealer and any profit on the resale of the securities by the dealer might be deemed to be underwriting discounts and commissions under the Securities Act of 1933.


                   Incorporation of Information by Reference

         There are incorporated in this prospectus by reference all documents and reports filed or caused to be filed by the sponsor under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, after the date of this prospectus and prior to the termination of any offering of securities evidencing interests in this prospectus, including the sponsor's latest annual report on Form 10-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus, in the accompanying prospectus supplement or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The sponsor will provide, or cause to be provided, without charge to each person to whom this prospectus is delivered in connection with the offering of one or more classes of a series, a list identifying all filings of the sponsor under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, since the latest fiscal year covered by its annual report on Form 10-K, and a copy of any or all documents or reports incorporated in this prospectus by reference, in each case to the extent the documents or reports relate to one or more of classes of a series, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests to the sponsor should be directed to: Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292, Attention: Managing Director-Asset-Backed Finance Group,
(212) 778-1000.


                            Additional Information

         The sponsor has filed a registration statement under the Securities Act of 1933 with the Securities and Exchange Commission for the securities offered by this prospectus. This prospectus contains, and the prospectus supplement for each series of securities will contain, a summary of the material terms of the documents referred to in this prospectus and in the accompanying prospectus, but neither contains nor will contain all of the information included in the registration statement of which this prospectus is a part. For further information, you should read the registration statement and any amendments thereof and exhibits thereto. You may obtain a copy of the registration statement from the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 upon payment of the prescribed charges, or you may examine the registration statement free of charge at the Securities and Exchange Commission's offices, 450 Fifth Street, N.W., Washington, D.C. 20549 or at the regional offices of the Securities and Exchange Commission located at Room 1400, 75 Park Place, New York, New York 10007 and Northwestern Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60661-2511. Information about the operation of the Public Reference Room may be obtained by contracting the Securities and Exchange Commission at 1-800-SEC-0330. In addition, the Securities and Exchange Commission maintains a site on the World Wide Web containing reports, proxy and information statements and other items. The address of the site is http://www.sec.gov.

         Each issuer will be required to file particular reports with the Securities and Exchange Commission in accordance with the requirements of the Securities Exchange Act of 1934. Each issuer will suspend filing the reports if and when the reports are no longer required under the Securities Exchange Act of 1934.

         In connection with each distribution, and annually, the sponsor will cause the servicer to furnish securityholders with statements containing information about the assets of the issuer, as described in this prospectus and in the prospectus supplement for a series. See "Servicing of the Loans--Reports to Securityholders." The servicer for each series will furnish periodic statements setting forth specified information to the trustee for a series and, in addition, annually will furnish the trustee with a statement from a firm of independent public accounts concerning the examination of specified documents and records relating to the servicing of the mortgage loans and/or manufactured housing contracts held by the issuer. See "Servicing of the Loans--Evidence as to Compliance" in this prospectus. Copies of the monthly and annual statements provided by the servicer to the trustee will be furnished to securityholders of the series upon request addressed to Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292, Attention: Managing Director-Asset-Backed Finance Group, (212) 778-1000.

         Copies of FHLMC's most recent Offering Circular for FHLMC securities, FHLMCs Information Statement and the most recent Supplement to the Information Statement and any quarterly report made available by FHLMC can be obtained by writing or calling the Investor Inquiry Department at FHLMC at 8200 Jones Branch Drive, McLean Virginia 22102. Outside Washington, D.C. metropolitan area, telephone 800-336-FMPC; within Washington, D.C. metropolitan area, telephone 703-759-8160. The sponsor has not and will not participate in the preparation of FHLMC's Offering Circulars, Information Statements or Supplements.

         Copies of FNMA's most recent prospectus for FNMA securities and FNMA's annual report and quarterly financial statements as well as other financial information are available from the Senior Vice President for Investor Relations of FNMA, 3900 Wisconsin Avenue, N.W., Washington, D.C. 20016 (202-752-7115). The sponsor has not and will not participate in the preparation of FNMA's prospectuses.

         You should rely only on the information contained in this prospectus and in the accompanying prospectus supplement. We have not authorized anyone to provide any information that is different. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities offered hereby and thereby nor an offer of the securities to any person in any state or other jurisdiction in which the offer would be unlawful. The information included in this prospectus speaks as of the date hereof. You should not assume that it will remain correct after this date.


                                 Legal Matters

         A number of legal matters and tax matters will be passed upon for the sponsor by Brown & Wood LLP, Washington, D.C. and/or any other counsel as will be named on the accompanying prospectus supplement.


                                    Ratings

         At the date of issuance of each series of securities, the securities offered hereby will be rated in one of the four highest categories by at least one nationally recognized statistical rating agency. These ratings address, in the opinion of the rating agency, the likelihood that the issuer will be able to make timely payment of all amounts due on the series of securities in accordance with their terms. The ratings will neither address any prepayment or yield considerations applicable to any securities nor constitute a recommendation to buy, sell or hold any securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each securities rating should be evaluated independently of any other rating.

                                   Glossary

         The following terms have the meanings given below when used in this prospectus or the accompanying prospectus supplement.

         Accrual Securities means one or more classes of securities as to which a portion of the accrued interest will not be distributed but rather will be added to the principal balance of the security, or notional principal balance in the case of Accrual Securities which are also Strip Securities, on each distribution date.

         CERCLA means the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980.

         Collection Account means a segregated trust account or accounts for a series, established and maintained with the trustee, for the benefit of the securityholders, for the deposit of collections on the underlying loans.

         Credit Enhancer means the provider of any credit enhancement for a series, including bond insurers, guarantors and letter of credit banks.

         Debt Securities means securities that are intended to be treated for federal income tax purposes as indebtedness secured by the underlying loans held by the issuer.

         Deleted Loan means a loan which breaches the representations and warranties made by the seller in the Loan Sale Agreement and which must be repurchased or substituted for by the seller.

         Equity Participation Securities means any class of securities or interests in the issuer which represent the right to receive the proceeds of the trust fund after all required payments have been made to the holders of the securities and following any required deposits to any reserve fund that may be established for the benefit of the securities, including FASIT Ownership Securities and REMIC Residual Securities.

         FASIT Ownership Securities means securities of the one separate class of a series which has been designated as the "ownership interest" of the FASIT Trust in the accompanying prospectus supplement.

         FASIT Regular Securities means securities of each class of a series which has been designated as the "regular interests" or "high-yield regular interests" of the FASIT Trust in the accompanying prospectus supplement.

         FASIT Securities means securities representing interests in a trust, or a segregated pool or pools of assets therein, which the issuer will covenant to elect to have treated as a FASIT under Sections 860H through 860L of the Code.

         FASIT Trust means an issuer for which a FASIT election is made.

         FIRREA means the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

         Fixed Retained Yield means, for any loan, the portion, if any, of interest, at the loan interest rate, that is retained by the issuer or other owner thereof and not included in the trust fund.

         Garn Act means the Garn-St Germain Depository Institutions Act of 1982.

         Grantor Trust Fractional Interest Security means a Grantor Trust Security representing an undivided equitable ownership interest in the principal of the loans constituting the grantor trust, together with interest thereon at a pass-through rate.

         Grantor Trust Securities means securities representing interests in a grantor trust which the issuer will covenant not to elect to have treated as a REMIC or a FASIT.

         Grantor Trust Strip Security means a Grantor Trust Security representing ownership of all or a portion of the difference between interest paid on the loans constituting the grantor trust and interest paid to the beneficial owners of Grantor Trust Fractional Interest Securities issued by the grantor trust.

         Insurance Proceeds means all proceeds received by the servicer under any title, hazard or other insurance policy covering any loan, other than proceeds to be applied to the restoration or repair of the mortgaged property or manufactured home or released to the mortgagor or obligor in accordance with the Servicing Agreement.

         Interest Rate means, for each class of securities, the rate at which interest accrues on the securities, which may be fixed rate, adjustable rate, or rate based upon the underlying loans, as specified in the accompanying prospectus supplement.

         Issuing Agreement means, means

         o for each series of Grantor Trust Securities, REMIC Securities and FASIT Securities, a pooling and servicing agreement,

         o    for each series of Debt Securities, an indenture, and

         o for each series of Partnership Interests, a trust agreement or other similar agreement.

         Liquidation Proceeds means all amounts received by the servicer in connection with the liquidation of defaulted loans or property acquired in respect thereof, whether through foreclosure sale or otherwise, including payments in connection with defaulted loans received from the mortgagor or obligor other than amounts required to be paid to the mortgagor or obligor under the terms of the applicable loan or otherwise in accordance with law.

         Loan Sale Agreement means the agreement or agreement under which the issuer obtained the loans from the seller, either directly or through a special-purpose affiliate or the seller.

         Net Insurance Proceeds means Insurance Proceeds, less expenses incurred in connection with collecting on insurance policies, less any unreimbursed advances on the loan, less, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account, any unpaid servicing fees on the loan.

         Net Liquidation Proceeds means Liquidation Proceeds, less expenses incurred in connection with the liquidation, less other reimbursed servicing costs associated with the liquidation, less specified amounts applied to the restoration, preservation or repair of the mortgaged property or manufactured home, less any unreimbursed advances on the loan and, in the discretion of the servicer, but only to the extent of the amount permitted to be withdrawn from the Collection Account, less any unpaid servicing fees on the loans or the mortgaged properties or manufactured homes.

         Net Loan Rate means, for each loan, the loan interest rate, less the Fixed Retained Yield, if any, less any servicing fee applicable to the loan.

         Partnership Interests means securities representing interests in a trust that is intended to be treated as a partnership under the Code.

         PCTE means a Prohibited Transaction Class Exemption issued by the Department of Labor.

         Pre-Funding Account means a segregated trust account or accounts established and maintained with the trustee, for the benefit of the securityholders, for the deposit of funds to be used by the issuer to purchase additional loans during the Pre-Funding Period.

         Pre-Funding Period means the period stated in the accompanying prospectus supplement during which additional loans may be purchased by the issuer with the funds on deposit in the Pre-Funding Account.

         Premium Security means a security that is purchased at a cost greater than its remaining stated redemption price at maturity.

         Prepayment Assumption means the assumption used to calculate the rate at which the loans prepay, as specified in the accompanying prospectus supplement.

         REMIC Regular Securities means the securities of each class of a series which have been designated as "regular interests" of the REMIC Trust in the accompanying prospectus supplement.

         REMIC Regulations means the regulations issued by the Treasury Department on December 23, 1992 for REMICs.

         REMIC Residual Securities means the securities of each class of a series which have been designated as "residual interests" of the REMIC Trust in the accompanying prospectus supplement.

         REMIC Securities means securities representing interests in a trust, or a segregated pool or pools of assets therein, which the issuer will covenant to elect to have treated as a REMIC under Sections 860A through 860G of the Code.

         REMIC Trust means an issuer for which a REMIC election is made.

         Restricted Group means the sponsor, the issuer, the underwriter(s), the trustee, the servicer, any obligor on loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of these parties.

         Servicing Agreement means, for a series of securities, the agreement concerning the servicing of the loans, which may be a servicing agreement, pooling and servicing agreement, sale and servicing agreement, or other similar agreement.

         Settlement Date means, unless otherwise stated in the accompanying prospectus supplement, the date the securities are first sold to the public.

         SMMEA means the Secondary Mortgage Market Enhancement Act of 1984.

         Startup Day means, unless otherwise stated in the accompanying prospectus supplement, the date of the initial issuance of the FASIT Securities.

         Strip Securities means securities entitled to (x) principal distributions, with disproportionate, nominal or no interest distributions, or
(y) interest distributions, with disproportionate, nominal or no principal distributions.

         U.S. Person means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to U.S. federal income tax regardless of the source of its income, or a trust if a court within the United States can exercise primary supervision over its administration and at least one United States person has the authority to control all substantial decisions of the trust.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the expenses in connection with the issuance and distribution of the Securities being registered, other than underwriting discounts and commissions. All of the amounts shown are estimates, except the SEC registration fee.

SEC registration Fee.......................................          $264.00
Legal fees and expenses*...................................               **
Accounting fees and expenses*..............................               **
Blue Sky fees and expenses*................................               **
Rating Agency fees*........................................               **
Owner Trustee fees and expenses*...........................               **
Indenture Trustee fees and expenses*.......................               **
Credit Enhancer*...........................................               **
Printing and engraving*....................................               **
Miscellaneous*.............................................               **
                                                                 -----------
         Total.............................................          $264.00


*    Estimated in accordance with Item 511 of Regulation S-K.
**   To be filed by amendment.

Item 15. Indemnification of Directors and Officers.

         Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer or director of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such officer or director acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer of director actually and reasonably incurred.

         The agreements which the Registrant will enter into for each series of Securities will provide that the Registrant and any director, officer, employee or agent of the Registrant will be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to such agreements or the Securities, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties thereunder or by reason of reckless disregard of his or its obligations and duties thereunder.

         Section 8 of the form of underwriting agreements filed as a part of
Exhibit 1 to this Registration Statement provides for indemnification of directors and officers who sign the Registration Statement and controlling persons of the Registrant by the underwriters, and for indemnification of each underwriter and its controlling person by the Registrant, against certain liabilities.

Item 16. Exhibits.

Exhibit

1.1*      Form of Underwriting Agreement
4.1*      Form of Pooling and Servicing Agreement, including form of
          Certificates.
4.2* Form of Indenture, including form of Notes and certain other related agreements as Exhibits thereto.
4.3*      Form of Trust Agreement.
4.4*      Form of Securitization Sponsorship Agreement.
5.1 Opinion of Brown & Wood LLP regarding legality (including consent of such firm).
8.1 Opinion of Brown & Wood LLP regarding tax matters (including consent of such firm included in Exhibit 5.1).
10.1*     Form of Loan Sale Agreement.
10.2*     Form of Sale and Servicing Agreement.
23.1      Consent of Brown & Wood LLP  (included as part of Exhibits 5.1).
24.1      Power of Attorney (included on page II-4).
25.1* Statement of Eligibility and Qualification of the Indenture Trustee (Form T-1).

---------------
* Incorporated herein by reference to Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 333-75489), filed with the Commission on May 20, 1999.

Item 17. Undertakings

         The undersigned Registrant hereby undertakes:

          (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933,

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which is registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the Securities being registered which remain unsold at the termination of the offering.

         (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions referred to in Item 15 of this Registration Statement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         (d) That,

                  (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                  (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (e) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 17th day of May, 2000.

                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                        CORPORATION


                                        By: /s/ Vincent T. Pica, II
                                            ---------------------------------
                                             Vincent T. Pica, II
                                           President and Director


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-3 has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Vincent T. Pica, II, P. Carter Rise, Martin Pfinsgraff, Leland B. Paton and William J. Horan, and each of them his or her true and lawful attorney-in-fact and agent, acting together or alone, with full powers of substitution and resubstitution, for them and in their name, place and stead, to sign any or all amendments to this Registration Statement (including any pre-effective or post-effective amendment), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, acting together or alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, acting together or alone, or other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Signature                            Title                          Date

/s/ Vincent T. Pica, II           President (Principal Executive    May 17, 2000
-----------------------------     Officer) and Director
  Vincent T. Pica, II

/s/ P. Carter Rise                Director                          May 17, 2000
-----------------------------
  P. Carter Rise

/s/ Martin Pfinsgraff             Director                          May 17, 2000
-----------------------------
  Martin Pfinsgraff

/s/ Leland B. Paton               Director                          May 17, 2000
-----------------------------
  Leland B. Paton

/s/ William J. Horan              Chief Financial Officer           May 17, 2000
-----------------------------     (Principal Financial Officer
  William J. Horan                and Principal Accounting
                                  Officer)

                                 EXHIBIT INDEX

Exhibit   Description of Document
-------   -----------------------
1.1*      Form of Underwriting Agreement.
4.1*      Form of Pooling and Servicing Agreement, including form of
          Certificates.
4.2* Form of Indenture, including form of Notes and certain other related agreements as Exhibits thereto.
4.3*      Form of Trust Agreement.
4.4*      Form of Securitization Sponsorship Agreement.
5.1 Opinion of Brown & Wood LLP regarding legality (including consent of such firm).
8.1 Opinion of Brown & Wood LLP regarding tax matters (including consent of such firm included in Exhibit 5.1).
10.1*     Form of Loan Sale Agreement.
10.2*     Form of Sale and Servicing Agreement.
23.1      Consent of Brown & Wood LLP  (included in Exhibit 5.1).
24.1      Power of Attorney (included on page II-4).
25.1* Statement of Eligibility and Qualification of the Indenture Trustee (Form T-1).


---------------------
* Incorporated herein by reference to Amendment No. 1 to Registration Statement on Form S-3 (Reg. No. 333-75489), filed with the Commission on May 20, 1999.